UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-03015
Ohio National Fund, Inc.

(Exact name of registrant as specified in charter)

One Financial Way, Cincinnati, Ohio	45242

(Address of principal executive offices)	(Zip code)
CT Corporation 300 E. Lombard St. Suite 1400 Baltimore, MD 21202

(Name and address of agent for service)
Registrant’s telephone number, including area code: 513-794-6971
Date of fiscal year end: December 31
Date of reporting period: June 30, 2010
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports To Stockholders.

WEALTH BUILDING OPPORTUNITY Ohio National Fund, Inc. Semiannual Report JUNE 30, 2010 Ohio National Fund, Inc. Ohio National Financial Services

OHIO NATIONAL FUND, INC.

TABLE OF CONTENTS

President’s Message	1
Directors and Officers of Ohio National Fund, Inc.	2
The following pages contain Performance, Management’s Comments, Change in Value of $10,000 Investment, Top Holdings, Portfolio Composition, and Schedule of Investments (Unaudited) for each of the Fund’s Portfolios:

Equity Portfolio	3
Money Market Portfolio	7
Bond Portfolio	10
Omni Portfolio	15
International Portfolio	20
Capital Appreciation Portfolio	26
Millennium Portfolio	30
International Small-Mid Company Portfolio	34
Aggressive Growth Portfolio	38
Small Cap Growth Portfolio	41
Mid Cap Opportunity Portfolio	45
S&P 500® Index Portfolio	49
Strategic Value Portfolio	56
High Income Bond Portfolio	59
Capital Growth Portfolio	67
Nasdaq-100® Index Portfolio	72
Bristol Portfolio	76
Bryton Growth Portfolio	79
U.S. Equity Portfolio	82
Balanced Portfolio	85
Income Opportunity Portfolio	90
Target VIP Portfolio	95
Target Equity/Income Portfolio	99
Bristol Growth Portfolio	102
Statements of Assets and Liabilities (Unaudited)	105
Statements of Operations (Unaudited)	108
Statements of Changes in Net Assets (Unaudited)	111
Financial Highlights (Unaudited)	117
Notes to Financial Statements (Unaudited)	129
Additional Information (Unaudited)	150
Information About Directors and Officers (Unaudited)	152

[THIS PAGE LEFT INTENTIONALLY BLANK]

President’s Message

Dear Investor:

In the last President’s Message, we anticipated that 2010 would prove to be a more difficult year to manage money than 2009. Unfortunately, so far this has turned out to be true. Many of the factors that were a drag on the economy in 2008 and 2009 have continued to act as such in 2010; job losses continue, unemployment remains high, the housing market remains precarious and many states’ finances are fragile. Clearly, the very strong recovery that we experienced in the last three quarters of 2009 could not continue forever. The big questions were: “When would the bull market run end?” and “How can one best position a portfolio to retain the gains from 2009?”

We now know that the bull market run came to an end, or at least a pause, on April 23, 2010 when the S&P 500 Index peaked at 1,217.28 after being up 9.8 percent for the year and 84.2 percent since the market low on March 9, 2009. This was an incredible run, much stronger than the 46 percent increase for a similar period following the October 2002 bull market run (although this run ultimately lasted for almost seven years instead of just over thirteen months). However, the 2009 market recovery never felt like it was meant to last. This brings us to the real question: “Was the market pause just a pause, or the first leg down in a double dip recession?” While there is no way to know for sure, I believe we are in a slowdown within a recovery. The market is now less concerned with a potential European debt default, especially with signs of a stronger industrial recovery in Germany, and is now more focused on the pace of growth in the U.S. and China. Many economic indicators have shown positive results while others have fallen significantly but from unsustainably high levels. All of this indicates a slowdown in the economy, but not a double dip recession.

The one area that is clearly in double dip territory is the U.S. housing market. This downturn was no doubt caused by the removal of the housing stimulus in the form of home buyer tax credits. This should serve as a lesson for policy makers that the removal of economic stimulus too soon can have a significant negative impact on a fragile economic recovery. The good news here is that since home prices had already fallen to such low levels, a further fall will not have as much impact.

The Ohio National Fund

Like the markets and the economy, the Portfolios within the Ohio National Fund have had mixed results during the first half of 2010. Some Portfolios were able to perform well during the first quarter but performed less well during the second quarter. Other Portfolios performed better during the second quarter but got off to a slow start for the year. Several Portfolios underperformed their benchmarks but outperformed their peers, highlighting the difficulties active managers experienced during the first half of the year.

Several Portfolios did perform well, beating both their benchmarks and their peer groups. These included the Small Cap Growth Portfolio subadvised by Janus and the Income Opportunity Portfolio subadvised by ICON Advisers. The performance of the Income Opportunity Portfolio was especially encouraging, since this is a portfolio which may not capture all of the upside performance in a rising market but is designed to offer more protection in a falling market.

Looking Ahead

Many questions remain regarding the direction of the economy: Will job losses continue, or will we see improvement in the unemployment picture? What impact will slowing growth in China have on the global economy? Are Europe’s problems behind it or will a sovereign debt crisis resurface? What will be the impact of the recently signed financial reform bill? Our portfolio managers will endeavor to put their resources towards answering these difficult questions to provide the best performance possible. However, in these uncertain times, we believe that the best approach is to have a long-term investment outlook and make sure your investment choices provide for a well-balanced asset allocation.

Thank you for entrusting your assets to the Ohio National Fund. We look forward to continuing to serve your investment needs.

Sincerely,

Christopher A. Carlson
President

Directors and Officers of Ohio National Fund, Inc.

John J. Palmer, Director
L. Ross Love, Director
James E. Bushman, Director
George M. Vredeveld, Director
John I. Von Lehman, Director

Christopher A. Carlson, President
Thomas A. Barefield, Vice President
Dennis R. Taney, Chief Compliance Officer
R. Todd Brockman, Treasurer
Catherine E. Gehr, Assistant Treasurer
Kimberly A. Plante, Secretary
Katherine L. Carter, Assistant Secretary

The Statement of Additional Information of Ohio National Fund, Inc. (the “Fund”) includes additional information about the Fund’s Board of Directors (“The Board”) and is available, without charge, upon request, by calling 877-781-6392 toll-free.

A description of the policies and procedures that the Fund uses in voting proxies relating to Fund securities, as well as information regarding how the Fund voted proxies during the most recent twelve-month period ended June 30, is available without charge, upon request, by calling 877-781-6392 toll-free and on the Securities and Exchange Commission (the “Commission”) website at http://www.sec.gov.

The Fund has filed its Schedules of Investments as of March 31 and September 30 with the Commission, as required, on Form N-Q. Form N-Q is required to be filed with the Commission for the first and third quarters of each fiscal year within sixty days after the end of each period and is available on the Commission website upon acceptance of each submission. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information about the Public Reference Room is available by calling 1-800-SEC-0330.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus of Ohio National Fund, Inc. For a prospectus containing more complete information, including charges and expenses, please contact Ohio National Investments, Inc., One Financial Way, Cincinnati, OH 45242, telephone 513-794-6100.

Ohio National Fund, Inc.	Equity Portfolio

 Objective/Strategy

The Equity Portfolio seeks long-term growth of capital by investing at least 80% of its assets in equity securities.

 Performance as of June 30, 2010

Average Annual Total Returns:
One year	9.86%
Five years	-9.44%
Ten years	-3.60%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the six-month period ended June 30, 2010, the Equity Portfolio returned -11.09% versus -6.65% for the current benchmark, the S&P 500 Index.

Relative portfolio under-performance was driven by security selection decisions and the interaction of security selection and sector allocation choices, partly offset by sector allocation decisions. At the sector level, the Portfolio’s relative under-performance was driven by relative over-weights in the Utilities and Information Technology sectors, which under-performed the benchmark; and relative under-weight positions in Consumer Staples and Industrial sectors, which outperformed the benchmark. However, relative over-weights in Consumer Discretionary and Financials sectors, both of which outperformed the benchmark, as well as relative under-weight positions in Energy and Materials sectors, which under-performed the benchmark, contributed positively to the Portfolio’s performance. At the security level, The AES Corp., Sears Holdings Corp. and Goldman Sachs Group, Inc. were the top three detractors from performance while Time Warner Cable, Inc., The Boeing Co. and NYSE Euronext were the top contributors to performance.(1)

The first half of 2010 marked the end of the post-recession rally that began last March, as well as a market correction that took shape in April and deepened in late May and throughout June. The year started off much as 2009 ended: jobless claims continued to tick down, although the unemployment rate remained stubbornly high, and business activity picked up as the inventory rebuilding cycle chugged along. Consumer confidence rebounded as households began to think the worst was over. However, rumblings about the sad state of the Greek government’s books and possible impacts from its onerous debt burden emerged in February. By late March, European Union member states had crafted a massive bailout plan for Greece, but other nations like Spain and Portugal were also under fire and the European sovereign debt crisis was in full swing. Investors were further rattled as economic data in both the U.S. and abroad softened, suggesting the recovery had run its course. The result was a modest market decline in April that accelerated into a full-blown correction by late-May and June. The S&P 500 Index ended the first half of 2010 down 6.7% while the Dow Jones Industrial Average fell 5.0% and the technology-centric Nasdaq Composite Index declined 6.6%. Large cap stocks fared the worst, with the S&P 100 Index tumbling 8.1% over the period while the S&P 400 Mid-Cap Index dipped just 1.4%. The small cap Russell 2000 Index ended down 1.9% as well.

Bucking the trend in the Consumer Discretionary sector, Time Warner Cable, Inc. quietly outperformed the market over the first half of the year, as the media giant benefited from a strengthening advertising market driven by an improving economy. This tailwind led to better-than-expected financial results in each of the past four quarters, which the company then parlayed into a reward for shareholders by increasing its dividend and share repurchase program. We continue to like the stock given its leverage to an improving economy and advertising market, as well as its shareholder-return-focused management team.(1)

The Boeing Co.’s opening half of 2010 was turbulent, as the company was buffeted by several delays and setbacks in the massive 787 Dreamliner project while reporting solid quarterly results in the first and second quarters. The Boeing Co. also saw increasing demand for its jets from commercial carriers, which helped spur the stock price appreciation. In March, the company said it would accelerate production as demand recovered faster than expected. While deliveries actually showed year over year declines in the first quarter, operating margins expanded. Nonetheless, the delays on the Dreamliner, increasing competition in passenger jets from European firms, Bombardier and Embrear, and the Pentagon’s decision to re-open bidding on a lucrative tanker contract thought to have been awarded to The Boeing Co. convinced us that more compelling opportunities lay elsewhere and we exited the position during the period.(1)

The AES Corp.’s triumph over concerns about its debt position during 2009 was undone by a dilutive $1.6 billion equity sale to the China Investment Corporation (CIC). This impact was accompanied by the general market malaise to send The AES Corp. down over the last six months. Even so, The AES Corp. retains significant upside in our view, as it demonstrated through the sale of its 55% stake in a Qatari power generation and desalination business, The AES Corp. is committed to divesting businesses that aren’t growing quickly. Such moves should bump up the company’s returns in the long run. Overall, we still believe The AES Corp. will benefit from the global economic recovery in emerging markets, as evidenced by strong gains in the company’s Asian and Latin American revenue during the first quarter.(1)

Despite a positive first quarter of the year, the slowing consumer sector in the second quarter impacted retailer Sears Holding Corp., as shoppers continued to shy away from stores. Sears Holding Corp. gained some ground early in the period when it posted strong earnings before interest, taxes, depreciation and amortization (EBITDA) growth and boosted its stake in Sears Canada to over 90%; both improving Sears’ near-term liquidity position and increasing long-term strategic options. The end of the federal government’s homebuyer tax credit and “cash for clunker” appliance program also eroded sales, leading Sears Holdings Corp. to significantly reduce prices on its appliances. The result was a disappointing quarterly report in late May. Although Sears Holdings Corp. beat expectations on the bottom line, analysts were critical of Sears Holdings Corp.’s declining margins and EBITDA. Although we reduced our position in the stock modestly during the period, we continue to think Sears Holdings Corp. is making progress in its turnaround under Eddie Lampert and that the stock is undervalued on almost every metric as a result of the market’s pessimism.(1)

Goldman Sachs Group, Inc. suffered during the period after the Securities and Exchange Commission announced it would file a civil

(continued)

Ohio National Fund, Inc.	Equity Portfolio (Continued)

lawsuit against the firm for allegedly misleading investors about the security selection process in a large collateralized debt obligation offering. Goldman Sachs Group, Inc.’s shares dropped double digits after the announcement, even as the firm vehemently defended its practices. We think the lawsuit will get resolved without significant impairments to Goldman Sachs Group, Inc.’s business and that the market will soon return to focusing on the fundamentals of the firm’s business, which remain encouraging over the long term.(1)

Exchange operator NYSE Euronext gained ground during the period thanks to its position as a beneficiary of the newly-passed financial regulatory overhaul legislation. NYSE Euronext would likely possess the prime exchange for the listing of derivatives contracts as mandated by the new law, boosting revenues. The company also continues to make progress on the technology front, bringing it closer in line with competitors and, as a result, we continue to like the stock from here.(1)

The market correction has unnerved many investors and caused them to flee stocks. However, we believe that the market merits a much higher valuation level than it is currently being accorded. Unless the economy slips back into recession — a scenario we view as quite unlikely — and corporate earnings turn down, we would expect the market to be meaningfully higher than it is now in the next six months to one year. If the economy avoids a double-dip recession and continues to recover, earnings should continue to rise as well. Consensus earnings estimates for the S&P 500 Index for this year and next year are currently $81.73 and $94.84, according to Standard & Poor’s. This puts the S&P 500 Index at about 12.6 times 2010 estimates and 10.9 times the 2011 consensus earnings based on month end prices. The equivalent earnings yields are 7.9% and 9.2% for this year and next year, respectively; highly attractive relative to a 3% 10-year Treasury. These figures compare to an average equity risk premium of 4.1% since 1926.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2010.

 Change in Value of $10,000 Investment

		S&P 500
	Equity Portfolio	Index
06/30/2000	10000.0	10000.0
12/31/2000	9640.0	9128.0
06/30/2001	10064.0	8517.0
12/31/2001	8826.0	8043.0
06/30/2002	7357.0	6985.0
12/31/2002	7172.0	6266.0
06/30/2003	8752.0	7002.0
12/31/2003	10352.0	8063.0
06/30/2004	10707.0	8341.0
12/31/2004	11639.0	8940.0
06/30/2005	11376.0	8868.0
12/31/2005	12350.0	9380.0
06/30/2006	11752.0	9633.0
12/31/2006	13173.0	10861.0
06/30/2007	13829.0	11617.0
12/31/2007	12397.0	11458.0
06/30/2008	8990.0	10093.0
12/31/2008	5602.0	7219.0
06/30/2009	6307.0	7447.0
12/31/2009	7792.0	9129.0
06/30/2010	6928.0	8521.0

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P 500 Index is a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index presented herein includes the effects of reinvested dividends.

(continued)

Ohio National Fund, Inc.	Equity Portfolio (Continued)

 Portfolio Composition as of June 30, 2010 (1)

% of Net Assets

Common Stocks (3)	96.9
Repurchase Agreements and Other Net Assets	3.1

100.0

 Top 10 Portfolio Holdings as of June 30, 2010 (1) (2)

	% of Net Assets

1.	AES Corp. / The	6.2
2.	Genzyme Corp.	3.9
3.	International Business Machines Corp.	3.5
4.	Aflac, Inc.	3.5
5.	Capital One Financial Corp.	3.0
6.	Goldman Sachs Group, Inc. / The	3.0
7.	Transocean Ltd.	3.0
8.	Time Warner, Inc.	3.0
9.	Texas Instruments, Inc.	2.9
10.	Citigroup, Inc.	2.8

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets

Financials	26.7
Information Technology	23.7
Consumer Discretionary	16.4
Health Care	15.5
Utilities	6.2
Energy	4.3
Industrials	1.9
Telecommunication Services	1.3
Consumer Staples	0.9

96.9

Ohio National Fund, Inc.	Equity Portfolio

Schedule of Investments	June 30, 2010 (Unaudited)

Common Stocks – 96.9%		Shares	Value

CONSUMER DISCRETIONARY – 16.4%
Yum! Brands, Inc. (Hotels, Restaurants & Leisure)		82,500	$3,220,800
Amazon.com, Inc. (Internet & Catalog Retail)	(a)	46,650	5,096,979
Eastman Kodak Co. (Leisure Equip. & Products)	(a)	886,090	3,845,631
DIRECTV Class A (Media)	(a)	104,700	3,551,424
Time Warner Cable, Inc. (Media)		56,210	2,927,417
Time Warner, Inc. (Media)		199,200	5,758,872
J.C. Penney Co., Inc. (Multiline Retail)		141,600	3,041,568
Sears Holdings Corp. (Multiline Retail)	(a)	67,400	4,357,410
Best Buy Co., Inc. (Specialty Retail)		1,200	40,632

			31,840,733

CONSUMER STAPLES – 0.9%
PepsiCo, Inc. (Beverages)		24,300	1,481,085
Wal-Mart Stores, Inc. (Food & Staples Retailing)		5,300	254,771

			1,735,856

ENERGY – 4.3%
Transocean Ltd. (Energy Equip. & Svs.)	(a)	124,400	5,763,452
ConocoPhillips (Oil, Gas & Consumable Fuels)		53,000	2,601,770

			8,365,222

FINANCIALS – 26.7%
Goldman Sachs Group, Inc. / The (Capital Markets)		44,200	5,802,134
State Street Corp. (Capital Markets)		19,900	673,018
Wells Fargo & Co. (Commercial Banks)		182,000	4,659,200
American Express Co. (Consumer Finance)		87,500	3,473,750
Capital One Financial Corp. (Consumer Finance)		146,800	5,916,040
Bank of America Corp. (Diversified Financial Svs.)		338,300	4,861,371
Citigroup, Inc. (Diversified Financial Svs.)	(a)	1,466,900	5,515,544
JPMorgan Chase & Co. (Diversified Financial Svs.)		127,000	4,649,470
NYSE Euronext (Diversified Financial Svs.)		176,800	4,884,984
Aflac, Inc. (Insurance)		157,105	6,703,670
Allstate Corp. / The (Insurance)		90,600	2,602,938
Prudential Financial, Inc. (Insurance)		38,500	2,065,910

			51,808,029

HEALTH CARE – 15.5%
Amgen, Inc. (Biotechnology)	(a)	98,200	5,165,320
Genzyme Corp. (Biotechnology)	(a)	148,700	7,549,499
Gilead Sciences, Inc. (Biotechnology)	(a)	87,500	2,999,500
Medtronic, Inc. (Health Care Equip. & Supplies)		49,300	1,788,111
Aetna, Inc. (Health Care Providers & Svs.)		204,300	5,389,434
UnitedHealth Group, Inc. (Health Care Providers & Svs.)		134,600	3,822,640
Merck & Co., Inc. (Pharmaceuticals)		97,500	3,409,575

			30,124,079

INDUSTRIALS – 1.9%
General Electric Co. (Industrial Conglomerates)		248,200	3,579,044

INFORMATION TECHNOLOGY – 23.7%
Cisco Systems, Inc. (Communications Equip.)	(a)	236,900	5,048,339
QUALCOMM, Inc. (Communications Equip.)		97,800	3,211,752
EMC Corp. (Computers & Peripherals)	(a)	151,700	2,776,110
Hewlett-Packard Co. (Computers & Peripherals)		117,700	5,094,056
eBay, Inc. (Internet Software & Svs.)	(a)	270,900	5,312,349
Yahoo!, Inc. (Internet Software & Svs.)	(a)	282,000	3,900,060
International Business Machines Corp. (IT Svs.)		55,400	6,840,792
Intel Corp. (Semiconductors & Equip.)		6,100	118,645
Texas Instruments, Inc. (Semiconductors & Equip.)		243,600	5,671,008
CA, Inc. (Software)		259,300	4,771,120
Microsoft Corp. (Software)		144,800	3,331,848

			46,076,079

TELECOMMUNICATION SERVICES – 1.3%
Sprint Nextel Corp. (Wireless Telecom. Svs.)	(a)	586,700	2,487,608

UTILITIES – 6.2%
AES Corp. / The (Ind. Power Prod. & Energy Traders)	(a)	1,310,900	12,112,716

Total Common Stocks (Cost $206,686,950)			$188,129,366

		Face	Amortized
Repurchase Agreements – 0.6%		Amount	Cost

Goldman Sachs 0.010% 07/01/2010,		$1,110,303	$1,110,303
Agreement date: 06/30/2010, Repurchase price $1,110,303 Collateralized by: Fannie Mae 6.625%, Due 11/15/2030 with value of $1,140,313

Total Repurchase Agreements (Cost $1,110,303)			$1,110,303

Total Investments – 97.5% (Cost $207,797,253)	(b)		$189,239,669
Other Assets in Excess of Liabilities – 2.5%			4,902,236

Net Assets – 100.0%			$194,141,905

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	Money Market Portfolio

 Portfolio Composition as of June 30, 2010 (1)

% of Net Assets

Commercial Paper (2)	69.3
Asset-Backed Commercial Paper (2)	1.0
Money Market Funds	13.3
U.S. Treasury Obligations	4.6
U.S. Government Agency Issues	3.1
Repurchase Agreements and Other Net Assets	8.7

100.0

 Top 10 Portfolio Holdings as of June 30, 2010 (1)

	% of Net Assets

1.	Federated Prime Cash Obligations Fund – Institutional Class	4.6
2.	U.S. Bank Repurchase Agreement 0.010%, 07/01/2010	4.6
3.	Fidelity Institutional Money Market Funds Prime Money Market Portfolio – Class I	4.4
4.	American Express Credit Corp. 0.250%, 07/01/2010	4.3
5.	HSBC Finance Corp. 0.220%, 07/01/2010	4.3
6.	Prudential Funding LLC 0.120%, 07/01/2010	4.3
7.	Fidelity Institutional Money Market Funds Money Market Portfolio – Class I	4.3
8.	International Business Machines Corp. 0.190%, 07/02/2010	4.3
9.	Chevron Funding Corp. 0.150%, 07/06/2010	4.3
10.	Wal-Mart Stores, Inc. 0.150%, 07/08/2010	4.3

(1)	Composition of Portfolio subject to change.

(2)	Sectors (combined):

% of Net Assets

Financials	28.6
Consumer Staples	15.9
Health Care	9.3
Information Technology	4.3
Energy	4.3
Consumer Discretionary	4.3
Telecommunication Services	3.1
Materials	0.5

70.3

Ohio National Fund, Inc.	Money Market Portfolio

Schedule of Investments	June 30, 2010 (Unaudited)

Commercial Paper – 69.3%		Rate	Maturity	Face Amount	Amortized Cost

CONSUMER DISCRETIONARY – 4.3%
Walt Disney Co. / The (Media)	(a)	0.190%	07/15/2010	$10,000,000	$9,999,261
Walt Disney Co. / The (Media)	(a)	0.190%	07/19/2010	4,000,000	3,999,620

					13,998,881

CONSUMER STAPLES – 15.9%
Coca-Cola Co. / The (Beverages)	(a)	0.260%	08/02/2010	12,000,000	11,997,227
Coca-Cola Co. / The (Beverages)	(a)	0.260%	08/18/2010	2,000,000	1,999,307
Nestle Capital Corp. (Food Products)	(a)	0.120%	07/08/2010	10,000,000	9,999,767
Wal-Mart Stores, Inc. (Food & Staples Retailing)	(a)	0.150%	07/08/2010	14,000,000	13,999,592
Procter & Gamble International Funding SCA (Household Products)	(a)	0.190%	07/02/2010	4,000,000	3,999,979
Procter & Gamble International Funding SCA (Household Products)	(a)	0.260%	07/09/2010	10,000,000	9,999,422

					51,995,294

ENERGY – 4.3%
Chevron Funding Corp. (Oil, Gas & Consumable Fuels)		0.150%	07/06/2010	14,000,000	13,999,708

FINANCIALS – 27.6%
American Express Credit Corp. (Consumer Finance)		0.250%	07/01/2010	14,000,000	14,000,000
American Honda Finance Corp. (Consumer Finance)		0.240%	07/07/2010	10,000,000	9,999,600
American Honda Finance Corp. (Consumer Finance)		0.240%	07/08/2010	4,000,000	3,999,813
Toyota Motor Credit Corp. (Consumer Finance)		0.140%	07/06/2010	10,000,000	9,999,806
Citigroup Funding Inc. (Diversified Financial Services)		0.320%	07/07/2010	10,000,000	9,999,467
General Electric Capital Corp. (Diversified Financial Services)		0.130%	07/13/2010	14,000,000	13,999,393
HSBC Finance Corp. (Diversified Financial Services)		0.220%	07/01/2010	14,000,000	14,000,000
Prudential Funding LLC (Insurance)		0.120%	07/01/2010	14,000,000	14,000,000

					89,998,079

HEALTH CARE – 9.3%
Abbott Laboratories (Pharmaceuticals)		0.180%	07/12/2010	9,000,000	8,999,505
Abbott Laboratories (Pharmaceuticals)	(a)	0.250%	08/02/2010	5,000,000	4,998,889
Johnson & Johnson (Pharmaceuticals)	(a)	0.180%	08/03/2010	5,000,000	4,999,175
Johnson & Johnson (Pharmaceuticals)	(a)	0.170%	08/06/2010	1,500,000	1,499,745
Merck & Co., Inc. (Pharmaceuticals)	(a)	0.250%	07/26/2010	10,000,000	9,998,264

					30,495,578

INFORMATION TECHNOLOGY – 4.3%
International Business Machines Corp. (Computers & Peripherals)	(a)	0.190%	07/02/2010	14,000,000	13,999,925

MATERIALS – 0.5%
E.I. du Pont de Nemours & Co. (Chemicals)	(a)	0.180%	07/02/2010	1,600,000	1,599,992

TELECOMMUNICATION SERVICES – 3.1%
AT&T Inc. (Diversified Telecommunication Services)	(a)	0.180%	07/20/2010	10,000,000	9,999,050

Total Commercial Paper (Cost $226,086,507)					$226,086,507

Asset-Backed Commercial Paper – 1.0%		Rate	Maturity	Face Amount	Amortized Cost

FINANCIALS – 1.0%
Bank of America Auto Trust (Consumer Finance)		0.619%	07/15/2011	$2,000,000	$2,000,000
CNH Equipment Trust (Consumer Finance)		0.354%	04/15/2011	759,649	759,649
Ford Credit Auto Lease Trust (Consumer Finance)	(a)	0.283%	02/15/2011	402,413	402,413

Total Asset-Backed Commercial Paper (Cost $3,162,062)					$3,162,062

Money Market Funds – 13.3%				Shares	Value

Federated Prime Cash Obligations Fund – Institutional Class				15,000,000	$15,000,000
Fidelity Institutional Money Market Funds Money Market Portfolio – Class I				14,000,000	14,000,000
Fidelity Institutional Money Market Funds Prime Money Market Portfolio – Class I				14,500,000	14,500,000

Total Money Market Funds (Cost $43,500,000)					$43,500,000

U.S. Treasury Obligations – 4.6%		Rate	Maturity	Face Amount	Amortized Cost

U.S. Treasury Bill		0.060%	07/22/2010	$5,000,000	$4,999,840
U.S. Treasury Bill		0.080%	07/29/2010	10,000,000	9,999,417

Total U.S. Treasury Obligations (Cost $14,999,257)					$14,999,257

U.S. Government Agency Issues – 3.1%		Rate	Maturity	Face Amount	Amortized Cost

Federal Home Loan Bank		0.100%	07/02/2010	$10,000,000	$9,999,972

Total U.S. Government Agency Issues (Cost $9,999,972)					$9,999,972

(continued)

Ohio National Fund, Inc.	Money Market Portfolio (Continued)

Schedule of Investments	June 30, 2010 (Unaudited)

Repurchase Agreements – 4.6%		Rate	Maturity	Face Amount	Amortized Cost

U.S. Bank, Agreement date: 06/30/2010, Repurchase price $15,000,000, Collateralized by: Fannie Mae Pool #739797 (FNCI) 4.000%, Due 09/01/2018 with value of $15,300,081		0.010%	07/01/2010	$15,000,000	$15,000,000

Total Repurchase Agreements (Cost $15,000,000)					$15,000,000

Total Investments – 95.9% (Cost $312,747,798)	(b)				$312,747,798
Other Assets in Excess of Liabilities – 4.1%					13,479,903

Net Assets – 100.0%					$326,227,701

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Security exempt from registration under Section 4 (2) of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers under Rule 144A. At June 30, 2010, the value of these securities totaled $113,491,628 or 34.8% of the Portfolio’s net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.

(b)	Represents cost for Federal income tax and financial reporting purposes. See also Note 2 regarding the use of amortized cost for valuation of instruments in this Portfolio.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	Bond Portfolio

 Objective/Strategy

The Bond Portfolio seeks to obtain a high level of income and opportunity for capital appreciation consistent with the preservation of capital by investing primarily in intermediate-term and long-term fixed income securities.

 Performance as of June 30, 2010

Average Annual Total Returns:
One year	14.44%
Five years	3.95%
Ten years	5.73%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the six-month period ended June 30, 2010, the Bond Portfolio returned 5.47% versus 6.09% for the current benchmark, the BofA Merrill Lynch U.S. Corporate Master Index (the “Merrill Lynch Index”).

The relatively good positive total returns for both the Portfolio and the Merrill Lynch Index were primarily the result of a significant decline in U.S. Treasury yields during the period (the 10-year Treasury yield declined 91 basis points). The decline in Treasury yields had a positive impact on bond prices that more than offset the negative impact from a modest widening in credit spreads (the credit spread of the Merrill Lynch Index widened 19 basis points). Treasury yields declined because of fears of a double-dip recession in the U.S., and due to demand for U.S. Treasury bonds as a safe haven once the risk of sovereign default in countries across much of Southern Europe, most notably Greece, began to be discounted by the international bond market. Credit spreads widened because of economic weakness and a demand on the part of fixed income investors to be partially compensated for the drop in corporate yields caused by the decline in Treasury yields.(1)

The Portfolio underperformed the Merrill Lynch Index primarily because the duration of the Portfolio was shorter than the duration of the Merrill Lynch Index during a period in which U.S. Treasury yields declined. The Portfolio’s duration was positioned short of the Merrill Lynch Index at the start of the year on expectations that Treasury yields would rise in 2010 as the U.S. economy gathered strength. However, as discussed in the previous paragraph, U.S. Treasury rates declined during the first six months of 2010.(1)

Several industry weightings impacted performance during the first half of 2010. The Portfolio benefited from its over-weighting in the insurance, electric utility and real estate investment trust sectors because these sectors outperformed. The Portfolio also benefited from its under-weighting in the banking and telecommunication services sectors because these sectors underperformed. The Portfolio’s under-weighting in the Pharmaceuticals sector hurt performance, because this sector outperformed.(1)

Because Treasury yields declined significantly, almost all of the bonds held in the Portfolio had positive total returns for the first half. The five bonds that had the highest total returns were Energy Future Competitive Holdings Co., Fifth Third Bancorp, Equity One, Inc., Newell Rubbermaid, Inc. and Comerica Bank. The five poorest performing bonds were Anadarko Petroleum Corp., Atlantic Richfield Co., Telecom Italia Capital SA, Johnson Controls, Inc. and Simon Property Group LP. Of these five under-performing bonds, only Anadarko Petroleum Corp. and Atlantic Richfield Co. traded down significantly, and that is because of their ownership interest in the deepwater well that exploded in the Gulf of Mexico. The remaining three weak performing bonds underperformed because of their short maturities in a declining interest rate environment, and not because of any underlying credit problem.(1)

The U.S. economy has been slowly recovering from its worst recession since the Great Depression. While recent economic indicators have been weak and talk of a double-dip recession has been gaining currency, we expect economic growth to continue, but remain low. We also expect the Federal Reserve to continue its very accommodative monetary policies. Once the growth rate of the economy rises and other economic indicators firm, we expect the Federal Reserve to begin removing its monetary stimulus. This, combined with large federal budget deficits, should result in an increase in Treasury yields. For this reason, the duration of the Portfolio will be maintained short of the Merrill Lynch Index. Because credit spreads tightened so dramatically in 2009, and remain tight today, it is unlikely that credit spreads will tighten from current levels in 2010. Due to the outlook for credit spreads, purchases for the Portfolio will be skewed toward higher quality credits.(1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2010.

 Change in Value of $10,000 Investment

		Bofa Merrill
		Lynch U.S.
		Corporate Master
	Bond Portfolio	Index
06/30/2000	10000	10000
12/31/2000	10310	10676
06/30/2001	10772	11257
12/31/2001	11178	11819
06/30/2002	11693	12054
12/31/2002	12145	13021
06/30/2003	13215	14015
12/31/2003	13415	14103
06/30/2004	13403	14084
12/31/2004	14205	14866
06/30/2005	14381	15241
12/31/2005	14265	15160
06/30/2006	14200	14936
12/31/2006	14898	15823
06/30/2007	15074	15952
12/31/2007	15452	16558
06/30/2008	15303	16423
12/31/2008	13683	15429
06/30/2009	15249	16853
12/31/2009	16546	18478
06/30/2010	17451	19604

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The BofA Merrill Lynch U.S. Corporate Master Index tracks the performance of all U.S. dollar-denominated, investment grade corporate public debt issued in the U.S. domestic bond market. Qualifying bonds must have at least one year remaining term to maturity, a fixed coupon schedule, and a minimum amount outstanding of $250 million.

(continued)

Ohio National Fund, Inc.	Bond Portfolio (Continued)

 Portfolio Composition as of June 30, 2010 (1)

% of Net Assets

Corporate Bonds (3)	87.6
U.S. Treasury Obligations	6.2
Money Market Funds	2.1
Repurchase Agreements Less Net Liabilities	4.1

100.0

 Top 10 Portfolio Holdings as of June 30, 2010 (1) (2)

	% of Net Assets

1.	U.S. Treasury Note 2.375%, 09/30/2014	4.1
2.	U.S. Treasury Note 3.375%, 11/15/2019	2.1
3.	Kroger Co. / The 6.400%, 08/15/2017	1.2
4.	Safeway, Inc. 6.350%, 08/15/2017	1.1
5.	Commonwealth Edison Co. 5.950%, 08/15/2016	1.1
6.	Waste Management, Inc. 6.100%, 03/15/2018	1.1
7.	Kraft Foods, Inc. 6.125%, 02/01/2018	1.1
8.	Union Electric Co. 6.400%, 06/15/2017	1.1
9.	Virginia Electric & Power Co. 5.400%, 01/15/2016	1.1
10.	UnitedHealth Group, Inc. 6.000%, 02/15/2018	1.1

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets

Financials	28.1
Utilities	15.9
Consumer Staples	8.4
Energy	8.0
Industrials	6.9
Consumer Discretionary	6.2
Health Care	5.4
Telecommunication Services	4.2
Materials	2.3
Information Technology	2.2

87.6

Ohio National Fund, Inc.	Bond Portfolio

Schedule of Investments	June 30, 2010 (Unaudited)

Corporate Bonds – 87.6%		Rate	Maturity	Face Amount	Value

CONSUMER DISCRETIONARY – 6.2%
Johnson Controls, Inc. (Auto Components)		5.250%	01/15/2011	$1,250,000	$1,269,964
Mohawk Industries, Inc. (Household Durables)	(b)	6.500%	01/15/2011	336,000	341,040
Newell Rubbermaid, Inc. (Household Durables)		6.250%	04/15/2018	500,000	550,519
Comcast Corp. (Media)		5.875%	02/15/2018	750,000	835,807
Cox Communications, Inc. (Media)		6.750%	03/15/2011	1,000,000	1,033,567
Time Warner Cable, Inc. (Media)		5.850%	05/01/2017	1,000,000	1,099,507
Time Warner, Inc. (Media)		6.875%	05/01/2012	1,000,000	1,089,915
Viacom, Inc. (Media)		4.375%	09/15/2014	1,000,000	1,063,886
Macy’s Retail Holdings, Inc. (Multiline Retail)		5.900%	12/01/2016	1,000,000	1,007,500
Home Depot, Inc. / The (Specialty Retail)		5.250%	12/16/2013	1,000,000	1,100,420

					9,392,125

CONSUMER STAPLES – 8.4%
Anheuser-Busch Cos., Inc. (Beverages)		5.500%	01/15/2018	750,000	818,840
Coca Cola Co. / The (Beverages)		4.875%	03/15/2019	250,000	277,436
CVS Caremark Corp. (Food & Staples Retailing)		5.750%	06/01/2017	1,000,000	1,114,083
Kroger Co. / The (Food & Staples Retailing)		6.400%	08/15/2017	1,500,000	1,748,543
Safeway, Inc. (Food & Staples Retailing)		6.350%	08/15/2017	1,500,000	1,733,787
Bunge N.A. Finance LP (Food Products)		5.900%	04/01/2017	1,500,000	1,602,884
Kraft Foods, Inc. (Food Products)		6.125%	02/01/2018	1,500,000	1,704,964
Mead Johnson Nutrition Co. (Food Products)	(a)	3.500%	11/01/2014	800,000	829,051
Tyson Foods, Inc. (Food Products)	(b)	7.850%	04/01/2016	1,000,000	1,092,500
Clorox Co. / The (Household Products)		3.550%	11/01/2015	300,000	316,969
Kimberly-Clark Corp. (Household Products)		6.125%	08/01/2017	1,000,000	1,185,358
Procter & Gamble Co. / The (Household Products)		4.700%	02/15/2019	250,000	274,436

					12,698,851

ENERGY – 8.0%
Weatherford International Ltd. (Energy Equipment & Services)		6.000%	03/15/2018	1,500,000	1,545,689
Anadarko Petroleum Corp. (Oil, Gas & Consumable Fuels)		5.950%	09/15/2016	1,500,000	1,292,649
Atlantic Richfield Co. (Oil, Gas & Consumable Fuels)		8.550%	03/01/2012	200,000	204,193
Cenovus Energy, Inc. (Oil, Gas & Consumable Fuels)	(a)	5.700%	10/15/2019	1,000,000	1,094,228
Energy Transfer Partners LP (Oil, Gas & Consumable Fuels)		5.650%	08/01/2012	1,000,000	1,060,814
EOG Resources, Inc. (Oil, Gas & Consumable Fuels)		2.950%	06/01/2015	1,250,000	1,263,094
Magellan Midstream Partners LP (Oil, Gas & Consumable Fuels)		6.550%	07/15/2019	500,000	562,498
Marathon Oil Corp. (Oil, Gas & Consumable Fuels)		6.125%	03/15/2012	750,000	804,588
QEP Resources, Inc. (Oil, Gas & Consumable Fuels)		6.800%	03/01/2020	1,000,000	1,041,144
Shell International Finance BV (Oil, Gas & Consumable Fuels)		4.375%	03/25/2020	1,250,000	1,294,717
Valero Energy Corp. (Oil, Gas & Consumable Fuels)		6.875%	04/15/2012	750,000	807,809
XTO Energy, Inc. (Oil, Gas & Consumable Fuels)		4.900%	02/01/2014	1,000,000	1,101,096

					12,072,519

FINANCIALS – 28.1%
BlackRock, Inc. (Capital Markets)		2.250%	12/10/2012	500,000	510,712
Credit Suisse (Capital Markets)		3.500%	03/23/2015	1,250,000	1,262,239
Franklin Resources, Inc. (Capital Markets)		3.125%	05/20/2015	1,000,000	1,025,380
Goldman Sachs Group, Inc. / The (Capital Markets)		6.150%	04/01/2018	1,250,000	1,311,410
Janus Capital Group, Inc. (Capital Markets)	(b)	6.950%	06/15/2017	1,500,000	1,507,851
Jefferies Group, Inc. (Capital Markets)		5.875%	06/08/2014	1,500,000	1,587,603
Morgan Stanley (Capital Markets)		4.750%	04/01/2014	1,250,000	1,253,206
TD Ameritrade Holding Corp. (Capital Markets)		4.150%	12/01/2014	1,000,000	1,038,818
BB&T Corp. (Commercial Banks)		5.200%	12/23/2015	1,000,000	1,068,451
Comerica Bank (Commercial Banks)		5.750%	11/21/2016	1,500,000	1,602,174
Deutsche Bank Capital Funding Trust VII (Commercial Banks)	(a)(c)	5.628%	Perpetual	1,500,000	1,136,250
Fifth Third Bancorp (Commercial Banks)		4.500%	06/01/2018	1,750,000	1,657,448
PNC Funding Corp. (Commercial Banks)		5.250%	11/15/2015	1,500,000	1,598,724
SunTrust Bank (Commercial Banks)		5.000%	09/01/2015	1,500,000	1,536,142
Wells Fargo & Co. (Commercial Banks)		5.625%	12/11/2017	750,000	821,149
American Express Co. (Consumer Finance)		7.000%	03/19/2018	1,250,000	1,443,933
Capital One Bank USA NA (Consumer Finance)		5.125%	02/15/2014	750,000	805,294
Discover Financial Services (Consumer Finance)		6.450%	06/12/2017	750,000	757,958
Bank of America Corp. (Diversifed Financial Services)		5.650%	05/01/2018	1,000,000	1,026,424
Citigroup, Inc. (Diversified Financial Services)		6.125%	05/15/2018	1,250,000	1,306,634
General Electric Capital Corp. (Diversified Financial Services)		5.625%	05/01/2018	1,000,000	1,064,399
JPMorgan Chase & Co. (Diversified Financial Services)		5.150%	10/01/2015	1,500,000	1,606,737
Assurant, Inc. (Insurance)		5.625%	02/15/2014	1,500,000	1,586,280
Axis Capital Holdings Ltd. (Insurance)		5.750%	12/01/2014	1,000,000	1,038,454
Berkshire Hathaway, Inc. (Insurance)		3.200%	02/11/2015	1,250,000	1,288,638
Hartford Financial Services Group, Inc. / The (Insurance)		5.375%	03/15/2017	1,500,000	1,488,822
Liberty Mutual Group, Inc. (Insurance)	(a)	5.750%	03/15/2014	1,000,000	1,040,651

(continued)

Ohio National Fund, Inc.	Bond Portfolio (Continued)

Schedule of Investments	June 30, 2010 (Unaudited)

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value

FINANCIALS (continued)
Loews Corp. (Insurance)		5.250%	03/15/2016	$750,000	$814,909
Metropolitan Life Global Funding I (Insurance)	(a)	2.875%	09/17/2012	1,000,000	1,024,304
Prudential Financial, Inc. (Insurance)		6.100%	06/15/2017	1,500,000	1,599,773
StanCorp Financial Group, Inc. (Insurance)		6.875%	10/01/2012	500,000	537,151
Equity One, Inc. (Real Estate Investment Trusts)		6.250%	01/15/2017	1,250,000	1,296,840
HCP, Inc. (Real Estate Investment Trusts)		4.875%	09/15/2010	1,500,000	1,507,305
Mack-Cali Realty LP (Real Estate Investment Trusts)		4.600%	06/15/2013	1,000,000	1,043,852
Simon Property Group LP (Real Estate Investment Trusts)		4.875%	08/15/2010	1,250,000	1,253,217

					42,449,132

HEALTH CARE – 5.4%
Baxter International, Inc. (Health Care Equipment & Supplies)		1.800%	03/15/2013	250,000	253,091
Becton Dickinson & Co. (Health Care Equipment & Supplies)		5.000%	05/15/2019	500,000	553,269
Covidien International Finance SA (Health Care Equipment and Supplies)		2.800%	06/15/2015	1,250,000	1,263,831
St. Jude Medical, Inc. (Health Care Equipment & Supplies)		2.200%	09/15/2013	1,000,000	1,013,468
AmerisourceBergen Corp. (Health Care Providers & Services)		4.875%	11/15/2019	500,000	519,004
UnitedHealth Group, Inc. (Health Care Providers & Services)		6.000%	02/15/2018	1,500,000	1,675,111
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Services)		3.250%	11/20/2014	300,000	310,140
Abbott Laboratories (Pharmaceuticals)		2.700%	05/27/2015	1,000,000	1,023,757
Merck & Co, Inc. (Pharmaceuticals)		5.000%	06/30/2019	1,000,000	1,114,358
Teva Pharmaceutical Finance II BV/Teva Pharmaceutical Finance III LLC (Pharmaceuticals)		3.000%	06/15/2015	500,000	510,380

					8,236,409

INDUSTRIALS – 6.9%
BAE Systems Holdings, Inc. (Aerospace & Defense)	(a)	6.375%	06/01/2019	750,000	856,617
Raytheon Co. (Aerospace & Defense)		4.400%	02/15/2020	1,250,000	1,343,679
Owens Corning, Inc. (Building Products)		6.500%	12/01/2016	1,000,000	1,065,384
Waste Management, Inc. (Commercial Services & Supplies)		6.100%	03/15/2018	1,500,000	1,712,312
Emerson Electric Co. (Electrical Equipment)		4.250%	11/15/2020	1,250,000	1,331,381
Caterpillar, Inc. (Machinery)		5.700%	08/15/2016	1,000,000	1,145,245
Deere & Co. (Machinery)		4.375%	10/16/2019	1,250,000	1,334,421
CSX Corp. (Road & Rail)		5.600%	05/01/2017	1,500,000	1,651,698

					10,440,737

INFORMATION TECHNOLOGY – 2.2%
Cisco Systems, Inc. (Communications Equipment)		2.900%	11/17/2014	300,000	310,779
Computer Sciences Corp. (IT Services)		6.500%	03/15/2018	1,500,000	1,674,794
International Business Machines Corp. (IT Services)		2.100%	05/06/2013	1,250,000	1,274,701

					3,260,274

MATERIALS – 2.3%
Monsanto Co. (Chemicals)		7.375%	08/15/2012	1,000,000	1,122,392
Praxair, Inc. (Chemicals)		2.125%	06/14/2013	1,250,000	1,271,825
Teck Resources Ltd. (Metals & Mining)		7.000%	09/15/2012	1,000,000	1,076,093

					3,470,310

TELECOMMUNICATION SERVICES – 4.2%
AT&T Corp. (Diversified Telecommunication Services)	(b)	7.300%	11/15/2011	500,000	540,634
Embarq Corp. (Diversified Telecommunication Services)		6.738%	06/01/2013	1,000,000	1,088,220
Telecom Italia Capital SA (Diversified Telecommunication Services)		5.250%	10/01/2015	750,000	757,796
Verizon Communications, Inc. (Diversified Telecommunication Services)		5.350%	02/15/2011	1,000,000	1,027,125
America Movil S.A.B. de C.V. (Wireless Telecommunication Services)		5.750%	01/15/2015	1,000,000	1,116,029
New Cingular Wireless Services, Inc. (Wireless Telecommunication Services)		7.875%	03/01/2011	750,000	784,375
Rogers Communications, Inc. (Wireless Telecommunication Services)		5.500%	03/15/2014	1,000,000	1,105,126

					6,419,305

UTILITIES – 15.9%
Appalachian Power Co. (Electric Utilities)		5.550%	04/01/2011	1,000,000	1,030,000
Commonwealth Edison Co. (Electric Utilities)		5.950%	08/15/2016	1,500,000	1,716,432
Duke Energy Corp. (Electric Utilities)		3.350%	04/01/2015	1,250,000	1,276,356
Entergy Mississippi, Inc. (Electric Utilities)		5.920%	02/01/2016	1,000,000	1,015,515
Florida Power Corp. (Electric Utilities)		4.550%	04/01/2020	500,000	536,655
IPALCO Enterprises, Inc. (Electric Utilities)	(b)	8.625%	11/14/2011	1,000,000	1,045,000
Kansas City Power & Light Co. (Electric Utilities)		5.850%	06/15/2017	1,500,000	1,664,028
Metropolitan Edison Co. (Electric Utilities)		4.875%	04/01/2014	750,000	791,976
Potomac Electric Power Co. (Electric Utilities)		6.500%	11/15/2037	750,000	899,003
PSEG Power LLC (Electric Utilities)		5.000%	04/01/2014	750,000	802,060
Tenaska Georgia Partners LP (Electric Utilities)		9.500%	02/01/2030	488,744	574,670
Union Electric Co. (Electric Utilities)		6.400%	06/15/2017	1,500,000	1,703,834
Virginia Electric & Power Co. (Electric Utilities)		5.400%	01/15/2016	1,500,000	1,676,356
AGL Capital Corp. (Gas Utilities)		5.250%	08/15/2019	1,000,000	1,059,611

(continued)

Ohio National Fund, Inc.	Bond Portfolio (Continued)

Schedule of Investments	June 30, 2010 (Unaudited)

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value

UTILITIES (continued)
CenterPoint Energy Resources Corp. (Gas Utilities)		5.950%	01/15/2014	$500,000	$545,138
Southwest Gas Corp. (Gas Utilities)		7.625%	05/15/2012	1,000,000	1,087,714
Spectra Energy Capital LLC (Gas Utilities)		5.500%	03/01/2014	750,000	802,923
Energy Future Competitive Holdings Co. (Independent Power Producers & Energy Traders)		7.480%	01/01/2017	568,236	482,559
TransAlta Corp. (Independent Power Producers & Energy Traders)		6.750%	07/15/2012	1,000,000	1,084,520
Alliant Energy Corp. (Multi-Utilities)		4.000%	10/15/2014	1,000,000	1,032,901
Avista Corp. (Multi-Utilities)		5.950%	06/01/2018	1,000,000	1,111,072
Consumers Energy Co. (Multi-Utilities)		6.000%	02/15/2014	1,000,000	1,119,282
Xcel Energy, Inc. (Multi-Utilities)		4.700%	05/15/2020	1,000,000	1,042,600

					24,100,205

Total Corporate Bonds (Cost $124,541,205)					$132,539,867

U.S. Treasury Obligations – 6.2%		Rate	Maturity	Face Amount	Value

U.S. Treasury Note		2.375%	09/30/2014	$6,000,000	$6,198,282
U.S. Treasury Note		3.375%	11/15/2019	3,000,000	3,107,580

Total U.S. Treasury Obligations (Cost $8,923,234)					$9,305,862

Money Market Funds – 2.1%				Shares	Value

Fidelity Institutional Money Market Funds Money Market Portfolio – Class I				3,160,000	$3,160,000

Total Money Market Funds (Cost $3,160,000)					$3,160,000

Repurchase Agreements – 5.1%		Rate	Maturity	Face Amount	Amortized Cost

U.S. Bank, Agreement date: 06/30/2010, Repurchase price: $7,700,000 Collateralized by: Fannie Mae Pool #255494 (FNCI) 4.500%, Due 11/01/2019 with value of $7,854,003		0.010%	07/01/2010	$7,700,000	$7,700,000

Total Repurchase Agreements (Cost $7,700,000)					$7,700,000

Total Investments – 101.0% (Cost $144,324,439)	(d)				$152,705,729
Liabilities in Excess of Other Assets – (1.0)%					(1,444,465)

Net Assets – 100.0%					$151,261,264

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Security exempt from registration under Regulation D of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers under rule 144A. At June 30, 2010, the value of these securities totaled $5,981,101 or 4.0% of the Portfolio’s net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.

(b)	This security is a credit sensitive bond. The coupon rate is a variable rate subject to adjustment based on changes in either Moody’s or S&P ratings.

(c)	Fixed-to-floating rate, callable, perpetual life trust preferred security. Interest rates stated are those in effect at June 30, 2010.

(d)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	Omni Portfolio

 Objective/Strategy

The Omni Portfolio seeks a high level of long-term total return consistent with preservation of capital by investing in stocks, bonds, and money market instruments.

 Performance as of June 30, 2010

Average Annual Total Returns:
One year	12.02%
Five years	2.18%
Ten years	-1.34%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the six-month period ended June 30, 2010, the Omni Portfolio returned -3.88% versus -2.81% for the current benchmark, which is composed of 70% S&P 500 Index and 30% BofA Merrill Lynch U.S. Corporate Master Index (the “Merrill Lynch Index”).

The 107 basis points of underperformance is the result of several factors. First, the equity portion of the Portfolio underperformed the S&P 500 Index. Second, the bond portion of the Portfolio outperformed the BofA Merrill Lynch U.S. Corporate Master Index. Third, for much of the period, the Portfolio was slightly under-weighted in bonds versus the blended benchmark, and this was a drag on overall performance because bonds performed reasonably well during the period.(1)

It was not a good six months for the U.S. stock market as the S&P 500 Index was down 6.65%. There were three main reasons the equity market performed so poorly. First, there was widespread fear that economic weakness in Greece, perhaps leading to eventual sovereign default, was spreading across Southern Europe. Second, the world’s main engine of growth, China, began seeing signs of a slowing economy, and perhaps a growing real estate bubble. Third, U.S. investors began to take a dimmer view of policies from Washington.

While stocks performed poorly during the period, bonds performed reasonably well as the BofA Merrill Lynch U.S. Corporate Master Index had a total return of 6.09%. Because of economic problems in Southern Europe and continued weak growth in the U.S., Treasury yields declined significantly (the 10-year Treasury yield declined 91 basis points). The decline in Treasury yields had a positive impact on bond prices that more than offset the negative impact from a modest widening in credit spreads. Credit spreads widened because of the potential negative impact on corporate credit from a weak economy.

The equity portion of the Omni Portfolio had a total return of -7.92% gross of fees, for underperformance versus the S&P 500 Index of 127 basis points. The overweight in Financials, principally in large banks and insurance companies, were the main cause of underperformance, along with too much exposure to commodities. The banks were singled out by Washington in the financial overhaul bill, and Bank of America Corp., Wells Fargo & Co., JP Morgan Chase & Co., and Morgan Stanley all underperformed. The life insurance companies were primarily hit because of fears of foreign debt exposure and, perhaps, by the unknown of the cost of the derivative legislation in the financial reform bill. MetLife, Inc. and Lincoln National Corp. declined approximately 8% on average. Perceived global economic weakness hit The Dow Chemical Co., Teck Resources Ltd., Freeport-McMoRan Copper & Gold, Inc. and Caterpillar, Inc., as well as other cyclicals.(1)

During the first half of 2010, the return from the bond portion of the Portfolio exceeded the 6.09% return of the BofA Merrill Lynch U.S. Corporate Master Index. This outperformance was primarily the result of individual bond holdings performing particularly well, rather than industry weightings or Portfolio duration positioning versus the BofA Merrill Lynch U.S. Corporate Master Index. Bonds that performed very well included KeyBank NA, ERAC USA Finance LLC, Potomac Electric Power Co., Discover Financial Services, Bunge N.A. Finance LP and Hospira, Inc. KeyBank NA, ERAC USA Finance LLC and Discover Financial Services performed well because these financial services companies continued to recover from the difficulties of the recent recession. Potomac Electric Power Co. had good performance because it is a long maturity bond that rose in value as Treasury yields declined. The five poorest performing bonds were Anadarko Petroleum Corp., Telecom Italia Capital SA, American Home Products, The Goldman Sachs Group, Inc. and AT&T Corp. Anadarko Petroleum Corp. declined in value due to its ownership interest in the deepwater well that exploded in the Gulf of Mexico. The Goldman Sachs Group, Inc. underperformed due to legal problems. The remaining three weak performing bonds underperformed because of their short maturities in a declining interest rate environment and not because of any underlying credit problem. The bond portion of the Portfolio was under-weighted in the banking sector and this aided performance because the bank sector underperformed. The bond portion of the Portfolio was also over-weighted in the electric utility sector and this benefited performance because the electric utility sector outperformed. The performance of the bond component of the Portfolio was disadvantaged by its duration positioning versus that of the BofA Merrill Lynch U.S. Corporate Master Index because the bond portfolio had a duration that was shorter than the BofA Merrill Lynch U.S. Corporate Master Index during a period of time when Treasury yields declined.(1)

The U.S. economy has been slowly recovering from its worst recession since the Great Depression. While recent economic indicators have been weak and talk of a double-dip recession has been gaining currency, we expect economic growth to continue, but remain low. We believe the stock market is not expensive: on a forward price earnings basis, it is trading at only 12 times 2011 projected earnings and 10 times 2012 projected earnings. However, if the economy falters and has a double-dip recession, these projections are meaningless. Therefore, we are taking a cautious view of the economy for now. The Portfolio is over-weighted in financial stocks because most do not need a strong economy to work through their credit problems, given the very low interest rates at which they can borrow. The stock portfolio is under-weighted in consumer cyclical, and over-weighted in food stocks, due to concerns about the strength of consumer buying power. Because Treasury yields are so low currently, as well as our expectation that interest rates will rise once the economy begins to show some strength, the duration of the bond portion of the Portfolio is short of the duration of the BofA Merrill Lynch U.S. Corporate Master Index. Because credit spreads tightened so dramatically in 2009, and remain tight today, it is unlikely that credit spreads will tighten from current levels in 2010. Due to the outlook for credit spreads, bond purchases will be skewed toward higher quality credits.(1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2010.

(continued)

Ohio National Fund, Inc.	Omni Portfolio (Continued)

 Change in Value of $10,000 Investment

		70% S&P
		500 Index/30%
		BofA Merrill
		Lynch U.S.
		Corporate Master
	Omni Portfolio	Index
06/30/2000	10000	10000
12/31/2000	8267	9584
06/30/2001	7522	9300
12/31/2001	7186	9087
06/30/2002	6071	8295
12/31/2002	5551	7905
06/30/2003	6146	8741
12/31/2003	7006	9678
06/30/2004	7091	9908
12/31/2004	7504	10577
06/30/2005	7843	10600
12/31/2005	8216	11012
06/30/2006	8402	11173
12/31/2006	9310	12365
06/30/2007	9829	13000
12/31/2007	9961	13027
06/30/2008	9258	11911
12/31/2008	6827	9271
06/30/2009	7800	9761
12/31/2009	9090	11577
06/30/2010	8737	11252

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The BofA Merrill Lynch U.S. Corporate Master Index tracks the performance of all U.S. dollar-denominated, investment grade corporate public debt issued in the U.S. domestic bond market. Qualifying bonds must have at least one year remaining term to maturity, a fixed coupon schedule, and a minimum amount outstanding of $250 million.

The S&P 500 Index is a capitalization-weighted index designed to measure performance of the broad domestic market through changes in the aggregate market value of 500 stocks representing all major industries. The index presented herein includes the effects of reinvested dividends.

 Portfolio Composition as of June 30, 2010 (1)

% of Net Assets

Common Stocks (3)	64.2
Corporate Bonds (3)	29.7
Money Market Funds and Other Net Assets	6.1

100.0

 Top 10 Portfolio Holdings as of June 30, 2010 (1) (2)

	% of Net Assets

1.	International Business Machines Corp.	1.7
2.	Merck & Co., Inc.	1.7
3.	Apple, Inc.	1.7
4.	JPMorgan Chase & Co.	1.7
5.	MetLife, Inc.	1.6
6.	Citigroup, Inc.	1.5
7.	Wells Fargo & Co.	1.5
8.	Prudential Financial, Inc.	1.5
9.	Cisco Systems, Inc.	1.4
10.	Praxair, Inc.	1.4

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors (combined):

% of Net Assets

Financials	21.8
Information Technology	15.9
Consumer Staples	10.0
Energy	9.4
Consumer Discretionary	8.6
Industrials	8.0
Health Care	7.3
Utilities	5.8
Materials	4.4
Telecommunication Services	2.7

93.9

Ohio National Fund, Inc.	Omni Portfolio

Schedule of Investments	June 30, 2010 (Unaudited)

Common Stocks – 64.2%	Shares	Value

CONSUMER DISCRETIONARY – 7.0%
Hotels, Restaurants & Leisure – 3.1%
Darden Restaurants, Inc.	10,500	$407,925
McDonald’s Corp.	4,300	283,241
Yum! Brands, Inc.	12,400	484,096

		1,175,262

Media – 2.2%
Viacom, Inc. Class B	11,400	357,618
Walt Disney Co. / The	15,200	478,800

		836,418

Multiline Retail – 0.9%
Target Corp.	7,000	344,190

Specialty Retail – 0.8%
Tiffany & Co.	8,100	307,071

TOTAL CONSUMER DISCRETIONARY		2,662,941

CONSUMER STAPLES – 6.3%
Beverages – 3.6%
Coca-Cola Co. / The	10,300	516,236
Molson Coors Brewing Co. Class B	8,900	377,004
PepsiCo, Inc.	8,200	499,790

		1,393,030

Food & Staples Retailing – 1.0%
Wal-Mart Stores, Inc.	7,700	370,139

Food Products – 1.7%
Campbell Soup Co.	8,400	300,972
Ralcorp Holdings, Inc. (a)	6,400	350,720

		651,692

TOTAL CONSUMER STAPLES		2,414,861

ENERGY – 6.2%
Oil, Gas & Consumable Fuels – 6.2%
Apache Corp.	2,000	168,380
Devon Energy Corp.	5,000	304,600
EOG Resources, Inc.	4,900	482,013
Hess Corp.	9,300	468,162
Occidental Petroleum Corp.	6,200	478,330
Southwestern Energy Co. (a)	12,000	463,680

TOTAL ENERGY		2,365,165

FINANCIALS – 13.3%
Capital Markets – 1.2%
State Street Corp.	13,400	453,188

Commercial Banks – 2.5%
SunTrust Banks, Inc.	15,400	358,820
Wells Fargo & Co.	22,800	583,680

		942,500

Diversified Financial Services – 4.4%
Bank of America Corp.	33,700	484,269
Citigroup, Inc. (a)	156,900	589,944
JPMorgan Chase & Co.	17,200	629,692

		1,703,905

Insurance – 5.2%
Hartford Financial Services Group, Inc.	14,400	318,672
Lincoln National Corp.	19,300	468,797
MetLife, Inc.	16,300	615,488
Prudential Financial, Inc.	10,600	568,796

		1,971,753

TOTAL FINANCIALS		5,071,346

HEALTH CARE – 5.2%
Biotechnology – 0.8%
Amgen, Inc. (a)	6,100	320,860

Health Care Equipment & Supplies – 2.4%
Hospira, Inc. (a)	9,000	517,050
Zimmer Holdings, Inc. (a)	7,300	394,565

		911,615

Pharmaceuticals – 2.0%
Merck & Co., Inc.	18,800	657,436
Pfizer, Inc.	6,700	95,542

		752,978

TOTAL HEALTH CARE		1,985,453

INDUSTRIALS – 6.3%
Aerospace & Defense – 2.0%
Goodrich Corp.	4,500	298,125
Honeywell International, Inc.	12,300	480,069

		778,194

Air Freight & Logistics – 1.2%
United Parcel Service, Inc. Class B	8,200	466,498

Industrial Conglomerates – 1.9%
3M Co.	6,000	473,940
General Electric Co.	16,000	230,720

		704,660

Machinery – 1.2%
Caterpillar, Inc.	7,400	444,518

TOTAL INDUSTRIALS		2,393,870

INFORMATION TECHNOLOGY – 15.5%
Communications Equipment – 2.8%
Cisco Systems, Inc. (a)	25,800	549,798
QUALCOMM, Inc.	15,400	505,736

		1,055,534

Computers & Peripherals – 4.2%
Apple, Inc. (a)	2,600	653,978
Dell, Inc. (a)	39,000	470,340
Hewlett-Packard Co.	10,800	467,424

		1,591,742

Internet Software & Services – 1.3%
Google, Inc. Class A (a)	1,100	489,445

IT Services – 1.7%
International Business Machines Corp.	5,400	666,792

Semiconductors & Semiconductor Equipment – 3.2%
Intel Corp.	15,100	293,695
Maxim Integrated Products, Inc.	20,800	347,984
SunPower Corp. (a)	25,500	275,400
Texas Instruments, Inc.	13,900	323,592

		1,240,671

Software – 2.3%
Microsoft Corp.	17,600	404,976
Oracle Corp.	22,200	476,412

		881,388

TOTAL INFORMATION TECHNOLOGY		5,925,572

MATERIALS – 4.4%
Chemicals – 3.7%
Air Products and Chemicals, Inc.	7,000	453,670
Dow Chemical Co. / The	18,800	445,936
Praxair, Inc.	7,000	531,930

		1,431,536

Metals & Mining – 0.7%
Teck Resources Ltd.	9,100	269,178

TOTAL MATERIALS		1,700,714

Total Common Stocks (Cost $26,129,103)		$24,519,922

(continued)

Ohio National Fund, Inc.	Omni Portfolio (Continued)

Schedule of Investments	June 30, 2010 (Unaudited)

		Face
Corporate Bonds – 29.7%		Amount	Value

CONSUMER DISCRETIONARY – 1.6%
Automobiles – 0.3%
Daimler Finance North America LLC 6.500%, 11/15/2013		$100,000	$112,009

Media – 1.0%
Comcast Corp. 5.875%, 02/15/2018		150,000	167,161
Cox Communications, Inc. 6.750%, 03/15/2011		100,000	103,357
Walt Disney Co. / The 6.200%, 06/20/2014		100,000	116,179

			386,697

Multiline Retail – 0.3%
Macy’s Retail Holdings, Inc. 5.900%, 12/01/2016		100,000	100,750

TOTAL CONSUMER DISCRETIONARY			599,456

CONSUMER STAPLES – 3.7%
Beverages – 0.7%
Anheuser-Busch Cos., Inc. 5.500%, 01/15/2018		150,000	163,768
Coca Cola Co. / The 4.875%, 03/15/2019		100,000	110,975

			274,743

Food & Staples Retailing – 1.3%
CVS Caremark Corp. 5.750%, 06/01/2017		150,000	167,112
Kroger Co. / The 6.400%, 08/15/2017		150,000	174,854
Safeway, Inc. 6.350%, 08/15/2017		150,000	173,379

			515,345

Food Products – 0.9%
Bunge N.A. Finance LP 5.900%, 04/01/2017		150,000	160,289
Kraft Foods, Inc. 6.500%, 08/11/2017		150,000	174,480

			334,769

Household Products – 0.8%
Kimberly-Clark Corp. 6.125%, 08/01/2017		150,000	177,804
Procter & Gamble Co. / The 4.700%, 02/15/2019		100,000	109,774

			287,578

TOTAL CONSUMER STAPLES			1,412,435

ENERGY – 3.2%
Energy Equipment & Services – 0.4%
Weatherford International Ltd. 6.000%, 03/15/2018		150,000	154,569

Oil, Gas & Consumable Fuels – 2.8%
Anadarko Petroleum Corp. 5.950%, 09/15/2016		150,000	129,265
Boardwalk Pipelines LP 5.500%, 02/01/2017		250,000	258,857
Enterprise Products Operating LLC 5.000%, 03/01/2015		150,000	157,963
Magellan Midstream Partners LP 6.400%, 07/15/2018		150,000	167,999
Valero Energy Corp. 4.750%, 06/15/2013		250,000	261,657
XTO Energy, Inc. 4.900%, 02/01/2014		100,000	110,109

			1,085,850

TOTAL ENERGY			1,240,419

FINANCIALS – 8.5%
Capital Markets – 1.7%
Goldman Sachs Group, Inc. / The 5.150%, 01/15/2014		100,000	104,788
Jefferies Group, Inc. 5.875%, 06/08/2014		150,000	158,760
Mellon Funding Corp. 5.500%, 11/15/2018		250,000	268,319
Morgan Stanley 4.750%, 04/01/2014		100,000	100,257

			632,124

Commercial Banks – 1.6%
BB&T Corp. 5.200%, 12/23/2015		100,000	106,845
Deutsche Bank Capital Funding Trust VII 5.628%, Perpetual	(b)(c)	250,000	189,375
KeyBank NA 5.700%, 11/01/2017		150,000	157,599
PNC Funding Corp. 5.250%, 11/15/2015		150,000	159,873

			613,692

Consumer Finance – 0.7%
Capital One Bank USA NA 5.125%, 02/15/2014		100,000	107,372
Discover Financial Services 6.450%, 06/12/2017		150,000	151,592

			258,964

Diversified Financial Services – 2.2%
Bank of America Corp. 5.750%, 08/15/2016		150,000	155,595
Citigroup, Inc. 5.850%, 08/02/2016		150,000	155,893
General Electric Capital Corp. 5.000%, 01/08/2016		250,000	263,951
JPMorgan Chase & Co. 5.150%, 10/01/2015		250,000	267,789

			843,228

Insurance – 1.2%
Assurant, Inc. 5.625%, 02/15/2014		100,000	105,752
Liberty Mutual Group, Inc. 5.750%, 03/15/2014	(b)	250,000	260,163
MetLife, Inc. 5.375%, 12/15/2012		100,000	107,288

			473,203

Real Estate Investment Trusts – 1.1%
Duke Realty LP 4.625%, 05/15/2013		250,000	257,699
HCP, Inc. 6.000%, 01/30/2017		150,000	151,655

			409,354

TOTAL FINANCIALS			3,230,565

HEALTH CARE – 2.1%
Health Care Equipment & Supplies – 0.5%
Hospira, Inc. 6.050%, 03/30/2017		150,000	169,118

Health Care Providers & Services – 0.9%
UnitedHealth Group, Inc. 6.000%, 02/15/2018		150,000	167,511
WellPoint, Inc. 5.875%, 06/15/2017		150,000	167,350

			334,861

(continued)

Ohio National Fund, Inc.	Omni Portfolio (Continued)

Schedule of Investments	June 30, 2010 (Unaudited)

	Face
Corporate Bonds (Continued)	Amount	Value

HEALTH CARE (continued)
Pharmaceuticals – 0.7%
Abbott Laboratories 5.600%, 11/30/2017	$150,000	$174,384
Wyeth 6.950%, 03/15/2011	100,000	104,197

		278,581

TOTAL HEALTH CARE		782,560

INDUSTRIALS – 1.7%
Building Products – 0.4%
Owens Corning 6.500%, 12/01/2016	150,000	159,808

Commercial Services & Supplies – 0.4%
Waste Management, Inc. 6.100%, 03/15/2018	150,000	171,231

Road & Rail – 0.9%
CSX Corp. 5.600%, 05/01/2017	150,000	165,170
ERAC USA Finance LLC 6.375%, 10/15/2017 (b)	150,000	169,101

		334,271

TOTAL INDUSTRIALS		665,310

INFORMATION TECHNOLOGY – 0.4%
IT Services – 0.4%
Computer Sciences Corp. 6.500%, 03/15/2018	150,000	167,479

TOTAL INFORMATION TECHNOLOGY		167,479

TELECOMMUNICATION SERVICES – 2.7%
Diversified Telecommunication Services – 2.0%
AT&T Corp. 7.300%, 11/15/2011 (d)	100,000	108,127
Embarq Corp. 6.738%, 06/01/2013	150,000	163,233
Telecom Italia Capital SA 5.250%, 10/01/2015	100,000	101,039
Telefonos de Mexico S.A.B. de C.V. 5.500%, 01/27/2015	100,000	109,318
Verizon Florida LLC 6.125%, 01/15/2013	250,000	272,920

		754,637

Wireless Telecommunication Services – 0.7%
America Movil S.A.B. de C.V. 5.750%, 01/15/2015	100,000	111,603
Rogers Communications, Inc. 5.500%, 03/15/2014	150,000	165,769

		277,372

TOTAL TELECOMMUNICATION SERVICES		1,032,009

UTILITIES – 5.8%
Electric Utilities – 4.4%
Commonwealth Edison Co. 5.950%, 08/15/2016	150,000	171,643
Kansas City Power & Light Co. 5.850%, 06/15/2017	150,000	166,403
Nevada Power Co. 5.950%, 03/15/2016	150,000	168,643
Pennsylvania Electric Co. 6.050%, 09/01/2017	150,000	166,221
Potomac Electric Power Co. 6.500%, 11/15/2037	150,000	179,801
PSEG Power LLC 5.000%, 04/01/2014	250,000	267,353
Southern Power Co. 4.875%, 07/15/2015	250,000	272,077
Union Electric Co. 6.400%, 06/15/2017	150,000	170,383
Virginia Electric & Power Co. 4.750%, 03/01/2013	100,000	108,384

		1,670,908

Gas Utilities – 0.7%
Spectra Energy Capital LLC 5.500%, 03/01/2014	250,000	267,641

Multi-Utilities – 0.3%
Consumers Energy Co. 6.000%, 02/15/2014	100,000	111,928

Water Utilities – 0.4%
American Water Capital Corp. 6.085%, 10/15/2017	150,000	165,647

TOTAL UTILITIES		2,216,124

Total Corporate Bonds (Cost $10,526,354)		$11,346,357

Money Market Funds – 5.2%	Shares	Value

Federated Prime Cash Obligations Fund Institutional Class	59,000	$59,000
Fidelity Institutional Money Market Funds Money Market Portfolio – Class I	1,909,000	1,909,000

Total Money Market Funds (Cost $1,968,000)		$1,968,000

Total Investments – 99.1% (Cost $38,623,457) (e)		$37,834,279
Other Assets in Excess of Liabilities – 0.9%		325,861

Net Assets – 100.0%		$38,160,140

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Non-income producing security.

(b)	Security exempt from registration under Regulation D of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers under Rule 144A. At June 30, 2010, the value of these securities totaled $618,639 or 1.6% of the Portfolio’s net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.

(c)	Fixed-to-floating rate, callable, perpetual life trust preferred security. Interest rates stated are those in effect at June 30, 2010.

(d)	This security is a credit sensitive bond. The coupon rate is a variable rate subject to adjustment based on changes in either Moody’s or S&P ratings.

(e)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	International Portfolio

 Objective/Strategy

The International Portfolio seeks total return on assets by investing at least 80% of its assets in securities of foreign companies.

 Performance as of June 30, 2010

Average Annual Total Returns:
One year	14.57%
Five years	-0.18%
Ten years	-4.27%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the six-month period ended June 30, 2010, the International Portfolio returned -11.20% versus -11.06% for the current benchmark, the MSCI All Country World ex-USA Index (Net-USD).

This year, markets wrestled with issues of potential overheating in China, concerns over the stability of Greece, and potential contagion to the wider Euro-zone. As companies reported their full year results in the first quarter, earnings came in stronger than expected with 71% of companies beating their estimates. As we transitioned from recovery to sustainable growth, there was still plenty of uncertainty. By the end of the first quarter, a broad consensus emerged that a global economic recovery was under way, and in April we saw several regional and country benchmarks hitting 20-month highs. However, by mid-April signs of optimism faced ever-strengthening headwinds. While it is clear that the global economic turnaround continued during the period, uncertainty still hangs over many economies based on the course of policymaking.

Globally, and nowhere more acutely than in Europe, markets dropped by double digits as concerns that the sovereign debt crisis clouding the “Club Med” countries (Greece, Spain and Portugal) would spread throughout the Euro-zone. Jolted into action by concerns that other highly indebted countries could have their credit ratings downgraded, soaring bond yields in Portugal and Spain, and a slide of the Euro to a 14-month low, the European Union agreed to offer financial assistance to countries facing instability. The European Stabilization Mechanism, a €750 billion ($980 billion) bailout package supported by the International Monetary Fund, provided for insurance against default and aid to the recovery process. The European Central Bank also launched a new credit facility with a range of bond purchases to narrow yield spreads and support the Euro.

China’s economic growth accelerated to the fastest pace in almost three years with strong first quarter figures. The rest of the emerging Asian economies also posted upbeat national account data, with several being double digit gains. For example, South Korea’s economy accelerated even stronger than what the already optimistic consensus had expected as the global recovery spurred demand for electronics and consumer spending advanced. The robust gross domestic product numbers fueled concerns that growth will lose some momentum as the effects of the global financial crisis fade from the year-on-year results. This, coupled with inflation concerns and fears about the formation of asset price bubbles, caused the Chinese government to announce a series of measures to curb speculation. These measures collectively caused 2010 full year growth expectations to edge lower.

Towards the end of the first half of the year, the tone of the economic environment and equity markets began to stabilize. Confidence in the economic outlook for Europe unexpectedly improved after reviving global growth and a drop in the Euro helped to bolster the region’s recovery. Additionally, the G-20 (group of twenty finance ministers and Central Bank governors from twenty economies) leaders announced that its members will strive to halve their deficits by 2013 and achieve long-term fiscally sustainable debt-to-output ratios by 2016. The G-20 statement also encouraged exchange rate flexibility among its member states, which heightened political pressure on China and other emerging surplus economies to pursue a policy of fully flexible exchange rates.

For the first half of the year, emerging markets continued to outperform developed markets, led by Indonesia 14.7%, Malaysia 9.3% and Chile 2.8%. The Far East declined a modest 3.5%, as strong growth in Far East economies (China, Korea) was overshadowed by overheating concerns in China and poor market performance in Australia -15.6% and New Zealand -14.2%. Europe declined 16.7% with the Mediterranean countries of Greece -48.3%, Spain -32.9% and Italy -27.3% leading the decline, while Scandinavian economies Denmark 3.8% and Sweden -0.2% topped the region. Differentiation amongst countries remained at a normal level, with our latest research indicating that the majority of returns in the international equity space continue to be driven by the country allocation decision.

The primary drivers of the international markets during the first half were the continued signs of economic stabilization and growth, fiscal consolidation strategies necessary — such as austerity measures — in the Euro area, focus on the regional implications of tightening loose monetary conditions, and attention to the transition from economic stabilization to economic growth.

The Portfolio’s over-weight in Chile contributed positively to performance. The strong Latin American economy achieved a declining unemployment rate, stronger domestic demand, and improving credit conditions during the period. While sovereign debt fears overhung many developed markets, Chile, like many emerging economies that we monitor, has made great strides over the last decade to reform its government, build sound institutions, and balance its budget.(1)

The Portfolio’s over-weight in Denmark, one of the highest quality investment opportunities in our universe from country and company perspectives, contributed positively to our relative performance. Also, the Portfolio broadly benefited from avoiding countries with poor debt and deficit conditions, such as Spain, Greece and Portugal. Several European economies, including France and Spain, are facing serious cuts in public spending to reduce sovereign debt concerns and reassure markets. The spending cuts will undermine future growth, and has already affected the respective country stock markets year to date. However, the Portfolio’s over-weight in Italian shares was a drag on performance. We remain over-weighted in Italian shares as our research indicates these stocks presently trade at extremely attractive valuations. Moody’s said “the effort required for the country (Italy) to keep debt under control seems relatively modest compared to other European countries where corrections

(continued)

Ohio National Fund, Inc.	International Portfolio (Continued)

are brutal”. In our view, Italy is unfairly priced in sympathy with the more risky sovereign credit quality countries.(1)

Following a strong year of out-performance in 2009, our continued over-weight exposure to Norway (10.6%) detracted from Portfolio performance this period. Expectations for the Norwegian economy faltered, although we view Scandinavian economies to be strong relative to Southern European peers. However, following the Gulf disaster, concerns that Norway’s ruling coalition may stall the opening of the Norwegian Sea to offshore drilling also overhung the market.(1)

We are consistently applying our long-term methodology which seeks to identify countries and stocks with growth and stability in earnings and cash flows. Our country ranking process seeks to identify strong economies trading at reasonable valuation levels with favorable macroeconomic outlooks. We continue to find country and stock holdings attractive for the long-term.

The Portfolio maintained its over-weight in emerging markets, many of which were healthier in terms of economic conditions than their developed counterparts. We remain positive on the prospects for several developing countries and our country allocation process continues to rate select markets highly. Our over-weight is spread amongst several top quality developing countries and diversified across regions.(1)

The Portfolio continued to build exposure to healthy developed markets. One inadvertent side-effect of the European sovereign debt crisis is that a rapid depreciation of the Euro will increase the competitiveness of manufacturers in Euro zone economies. Export-oriented economies, such as Germany, are particularly well placed to reap the benefits. We continue to monitor the developments in the European region and note that, while Germany has faced criticism for not doing enough to stimulate its own domestic demand, we find German companies better positioned to grow earnings and cash flows in this environment.(1)

We continue to monitor our investment universe for signs of countries and companies with poor credit quality. As developed economies continue to adjust to new debt levels, and investors continue to fear a reoccurrence of 2008, markets will continue to be volatile. However, as long run investors we feel that fundamentals are supportive of global growth. We expect the winners to maintain higher profitability and gain market share; while the weaker players, who continue to struggle to gain footing, will under-perform. Governments may begin to normalize policies, but these policies will remain accommodative for some time to come.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2010.

 Change in Value of $10,000 Investment

		MSCI All
		Country World
		Ex-USA Index
	International Portfolio	(Net-USD)
06/30/2000	10000	10000
12/31/2000	8172	8759
06/30/2001	6777	7581
12/31/2001	5756	7031
06/30/2002	5439	6941
12/31/2002	4568	5980
06/30/2003	4914	6622
12/31/2003	6056	8421
06/30/2004	6202	8743
12/31/2004	6842	10182
06/30/2005	6522	10182
12/31/2005	7485	11874
06/30/2006	8160	13023
12/31/2006	8924	15039
06/30/2007	9683	16880
12/31/2007	9767	17543
06/30/2008	8631	15760
12/31/2008	5267	9556
06/30/2009	5643	10887
12/31/2009	7280	13517
06/30/2010	6465	12022

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The MSCI All Country World Ex-USA Index (Net-USD) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed and emerging markets. As of May 2010, the MSCI All Country World Index consisted of 24 developed and 21 emerging market country indices.

(continued)

Ohio National Fund, Inc.	International Portfolio (Continued)

 Portfolio Composition as of June 30, 2010 (1)

% of Net Assets

Common Stocks (3)	91.2
Preference Shares (Brazil) (3)	0.3
Exchange Traded Funds (3)	2.7
U.S. Treasury Obligations	0.1
Money Market Funds and Other Net Assets	5.7

100.0

 Top 10 Portfolio Holdings as of June 30, 2010 (1) (2)

	% of Net Assets

1.	Statoil ASA	2.4
2.	Samsung Electronics Co. Ltd.	2.3
3.	Novo Nordisk A/S	2.3
4.	Siemens AG	2.3
5.	America Movil SAB de CV – ADR	2.3
6.	iShares Asia Trust – iShares FTSE/Xinhua A50 China Tracker	1.9
7.	UniCredit SpA	1.7
8.	Petroleo Brasileiro SA – ADR Class A	1.4
9.	Telenor ASA	1.3
10.	Banco Santander Chile – ADR	1.3

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Country Weightings (combined):

% of Net Assets

Germany	13.8
South Korea	10.8
Italy	8.8
Denmark	8.3
Mexico	8.0
Norway	7.8
Brazil	7.1
China	5.7
Chile	5.6
United Kingdom	4.7

Ohio National Fund, Inc.	International Portfolio

Schedule of Investments	June 30, 2010 (Unaudited)

Common Stocks – 91.2%		Shares	Value

Germany – 13.8%
Allianz SE	(b)	21,300	$2,102,208
BASF SE	(b)	34,700	1,899,803
Bayer AG	(b)	13,600	758,335
Commerzbank AG	(a)(b)	34,500	241,878
Continental AG	(a)(b)	14,200	730,565
Daimler AG	(a)(b)	17,400	880,502
Deutsche Bank AG	(b)	16,000	896,975
Deutsche Lufthansa AG	(a)(b)	25,600	354,684
Deutsche Telekom AG	(b)	174,700	2,066,470
E.ON AG	(b)	24,900	671,327
Fresenius SE	(b)	14,400	951,445
GEA Group AG	(b)	20,006	398,542
Hochtief AG	(b)	18,400	1,102,155
Linde AG	(b)	7,000	735,963
MAN SE	(b)	9,000	741,323
Metro AG	(b)	21,300	1,088,184
Muenchener Rueckversicherungs AG	(b)	8,710	1,093,123
Puma AG Rudolf Dassler Sport	(b)	4,150	1,121,166
RWE AG	(b)	7,100	465,373
SAP AG	(b)	4,700	208,825
Siemens AG	(b)	47,234	4,233,727
Stada Arzneimittel AG	(b)	17,400	575,960
Vossloh AG	(b)	8,500	684,626
Wacker Chemie AG	(b)	3,800	548,599
Wincor Nixdorf AG	(b)	18,000	1,004,306

			25,556,064

South Korea – 10.8%
Daewoo Shipbuilding & Marine Engineering Co. Ltd.	(b)	28,400	430,764
Dongkuk Steel Mill Co. Ltd.	(b)	20,500	365,351
GS Engineering & Construction Corp.	(b)	2,600	157,514
Hana Financial Group, Inc.	(b)	13,700	363,262
Hanwha Chemical Corp.	(b)	29,000	416,332
Hanwha Corp.	(b)	8,800	265,595
Hyundai Heavy Industries Co. Ltd.	(b)	2,500	475,714
Hyundai Motor Co.	(b)	11,400	1,333,900
Hyundai Steel Co.	(b)	5,800	423,968
Industrial Bank of Korea	(b)	16,000	187,269
KB Financial Group, Inc.	(b)	18,400	705,286
Korea Electric Power Corp.	(a)(b)	23,100	596,093
KT Corp. – ADR		56,800	1,088,856
LG Chem Ltd.	(b)	1,500	376,186
LG Corp.	(b)	5,500	294,273
LG Display Co. Ltd.	(b)	15,600	513,083
LG Electronics, Inc.	(b)	15,600	1,186,286
POSCO – ADR		17,500	1,650,600
Samsung Electro-Mechanics Co. Ltd.	(b)	16,100	2,013,301
Samsung Electronics Co. Ltd.	(b)	6,850	4,296,418
Samsung SDI Co. Ltd.	(b)	6,800	951,653
Shinhan Financial Group Co. Ltd.	(b)	16,800	618,393
SK Energy Co. Ltd.	(b)	5,700	506,963
Woongjin Coway Co. Ltd.	(b)	19,800	663,400
Woori Finance Holdings Co. Ltd.	(b)	17,900	210,571

			20,091,031

Italy – 8.8%
A2A SpA	(b)	675,000	921,474
Ansaldo STS SpA	(b)	20,700	332,307
Credito Emiliano SpA	(b)	129,300	725,638
Davide Campari – Milano SpA	(b)	147,000	721,403
Enel SpA	(b)	148,100	627,080
ENI SpA	(b)	69,600	1,277,582
Fiat SpA	(b)	60,800	624,514
Intesa Sanpaolo SpA	(b)	589,000	1,551,247
Maire Tecnimont SpA	(b)	131,300	416,985
Mediaset SpA	(b)	367,300	2,088,698
Mediobanca SpA	(a)(b)	60,170	448,202
Piaggio & C SpA	(b)	703,500	1,665,213
Prysmian SpA	(b)	56,100	805,153
Telecom Italia SpA	(b)	867,500	958,025
UniCredit SpA	(b)	1,462,930	3,236,054

			16,399,575

Denmark – 8.3%
A P Moller – Maersk A/S	(b)	247	1,945,327
Carlsberg A/S	(b)	14,850	1,131,704
Coloplast A/S	(b)	5,200	516,148
D/S Norden	(b)	12,200	420,515
Danisco A/S	(b)	29,400	1,978,390
Danske Bank A/S	(a)(b)	75,200	1,447,030
DSV A/S	(b)	72,525	1,044,185
FLSmidth & Co. A/S	(b)	4,000	258,141
H Lundbeck A/S	(b)	46,700	637,010
NKT Holding A/S	(b)	11,300	504,114
Novo Nordisk A/S	(b)	52,425	4,235,560
Novozymes A/S	(b)	4,400	469,502
Sydbank A/S	(a)(b)	28,900	589,094
Torm A/S	(a)(b)	33,200	248,319

			15,425,039

Mexico – 8.0%
America Movil SAB de CV – ADR		88,900	4,222,750
Cemex SAB de CV – ADR	(a)	91,728	887,010
Fomento Economico Mexicano SAB de CV – ADR		9,600	414,240
Grupo Aeroportuario del Sureste SAB de CV – ADR		9,400	428,076
Grupo Bimbo SAB de CV		87,300	627,764
Grupo Carso SAB de CV		166,500	532,211
Grupo Elektra SA de CV		7,700	308,404
Grupo Financiero Banorte SAB de CV		319,000	1,208,609
Grupo Mexico SAB de CV		500,000	1,186,882
Grupo Modelo SAB de CV		136,883	677,374
Grupo Televisa SA – ADR		74,700	1,300,527
Industrias Penoles SAB de CV		21,900	428,007
Telefonos de Mexico SAB de CV – ADR		27,200	383,792
Wal-Mart de Mexico SAB de CV		1,010,400	2,238,293

			14,843,939

Norway – 7.8%
Aker Solutions ASA	(b)	47,000	537,388
Atea ASA	(b)	65,000	376,978
DnB NOR ASA	(b)	180,444	1,735,547
Fred Olsen Energy ASA	(b)	50,200	1,289,722
Norsk Hydro ASA	(b)	140,600	634,928
Petroleum Geo-Services ASA	(a)(b)	39,000	325,080
Statoil ASA	(b)	230,600	4,442,469
Telenor ASA	(b)	191,700	2,414,904
TGS Nopec Geophysical Co. ASA	(b)	77,600	894,990
Yara International ASA	(b)	62,100	1,745,601

			14,397,607

Brazil – 6.8%
Banco Bradesco SA – ADR		53,680	851,365
Banco do Brasil SA		46,600	642,460
Banco Santander Brasil SA – ADR		24,000	247,920
Cia de Bebidas das Americas – ADR		12,500	1,262,625
Cia de Saneamento Basico do Estado de Sao Paulo – ADR		9,400	388,596
Cia Energetica de Minas Gerais – ADR		61,850	907,339
Cia Siderurgica Nacional SA – ADR		70,400	1,034,176
Itau Unibanco Banco Holding SA – ADR		28,108	506,225
Petroleo Brasileiro SA – ADR		8,200	281,424
Petroleo Brasileiro SA – ADR Class A		88,600	2,640,280
Souza Cruz SA		10,400	392,089
Tele Norte Leste Participacoes SA – ADR		19,800	296,208
Vale SA – ADR		40,000	974,000
Vale SA – ADR Class P		107,700	2,263,854

			12,688,561

(continued)

Ohio National Fund, Inc.	International Portfolio (Continued)

Schedule of Investments	June 30, 2010 (Unaudited)

Common Stocks (Continued)		Shares	Value

Chile – 4.8%
Banco Santander Chile – ADR		35,000	$2,348,150
CAP SA		15,200	470,433
Centros Comerciales Sudamericanos SA		226,200	1,021,121
Colbun SA		840,000	217,826
Empresa Nacional de Electricidad SA – ADR		14,950	690,391
Empresas CMPC SA		12,800	562,094
Empresas COPEC SA		54,232	853,828
Enersis SA – ADR		47,800	951,698
Lan Airlines SA		29,678	554,917
SACI Falabella		67,000	436,196
Sociedad Quimica y Minera de Chile SA – ADR Series B		18,900	616,329
Vina Concha y Toro SA		75,000	155,892

			8,878,875

United Kingdom – 4.7%
Anglo American PLC	(a)(b)	14,100	491,317
Associated British Foods PLC	(b)	32,810	475,144
BAE Systems PLC	(b)	90,500	421,207
BHP Billiton PLC	(b)	23,200	601,542
HSBC Holdings PLC	(b)	252,700	2,316,839
IMI PLC	(b)	28,800	293,437
Intercontinental Hotels Group PLC	(b)	29,472	464,482
Pearson PLC	(b)	1	8
Rio Tinto PLC	(b)	7,800	342,532
Smith & Nephew PLC	(b)	39,200	370,344
Smiths Group PLC	(b)	26,000	413,942
Stagecoach Group PLC	(b)	177,144	467,291
Standard Chartered PLC	(b)	12,000	296,429
Vodafone Group PLC	(b)	366,000	754,140
Whitbread PLC	(b)	23,558	491,962
WM Morrison Supermarkets PLC	(b)	136,539	539,539

			8,740,155

China – 3.8%
Bank of China Ltd.	(b)	747,400	377,065
China Construction Bank Corp.	(b)	860,000	692,312
China Life Insurance Co. Ltd.	(b)	250,000	1,093,307
China Oilfield Services Ltd.	(b)	458,000	532,980
Dongfeng Motor Group Co. Ltd.	(b)	514,000	596,209
Industrial & Commercial Bank of China	(b)	745,000	541,507
Jiangsu Expressway Co. Ltd.	(b)	946,000	855,594
PetroChina Co. Ltd.	(b)	811,300	897,350
Ping An Insurance Group Co. of China Ltd.	(c)	59,000	487,569
Yanzhou Coal Mining Co. Ltd.	(b)	260,000	499,937
Zhejiang Expressway Co. Ltd.	(b)	494,000	455,188

			7,029,018

Taiwan – 3.5%
Asustek Computer, Inc.	(b)	18,750	138,115
Far Eastern New Century Corp.	(b)	427,000	439,133
Formosa Chemicals & Fibre Corp.	(b)	264,000	603,988
Formosa Petrochemical Corp.	(b)	179,000	431,773
Formosa Plastics Corp.	(a)(b)	197,000	414,103
Gigabyte Technology Co. Ltd.	(b)	345,000	336,308
Inventec Co. Ltd.	(b)	811,000	430,691
Mega Financial Holding Co. Ltd.	(b)	356,000	190,083
Micro-Star International Co. Ltd.	(b)	750,000	393,529
Nan Ya Plastics Corp.	(b)	374,000	596,670
Pegatron Corp.	(a)(c)	50,465	47,196
Pou Chen Corp.	(b)	560,000	434,630
Siliconware Precision Industries Co.	(b)	588,000	633,606
Taiwan Semiconductor Manufacturing Co. Ltd.	(b)	290,001	542,025
United Microelectronics Corp.	(a)(b)	1,225,000	539,149
Vanguard International Semiconductor Corp.	(b)	980,000	394,596

			6,565,595

Czech Republic – 2.1%
CEZ AS	(b)	33,500	1,363,519
Komercni Banka AS	(b)	9,600	1,537,082
Telefonica O2 Czech Republic AS	(b)	53,600	1,038,986

			3,939,587

Austria – 2.0%
Erste Group Bank AG	(b)	50,643	1,606,813
OMV AG	(b)	12,900	387,394
Raiffeisen International Bank Holding AG	(a)(b)	10,600	402,597
Vienna Insurance Group	(b)	33,700	1,398,878

			3,795,682

Hong Kong – 1.8%
Beijing Enterprises Holdings Ltd.	(b)	95,000	616,712
China Mobile Ltd.	(b)	130,000	1,291,920
CNOOC Ltd.	(b)	786,800	1,337,307

			3,245,939

Bermuda – 1.7%
Central European Media Enterprises Ltd.	(a)(b)	37,000	746,165
Frontline Ltd.	(b)	59,000	1,701,137
Golden Ocean Group Ltd.	(b)	566,600	680,255

			3,127,557

Cayman Islands – 1.6%
Belle International Holdings Ltd.	(b)	435,000	617,128
Kingboard Chemical Holdings Ltd.	(b)	100,000	429,343
Kingboard Chemical Holdings Ltd.	(a)(c)	10,000	3,943
Li Ning Co. Ltd.	(b)	178,000	583,255
Subsea 7, Inc.	(a)(b)	33,000	494,758
Tencent Holdings Ltd.	(b)	49,700	823,392

			2,951,819

Luxembourg – 0.9%
Acergy SA	(b)	114,900	1,701,214

Canada – 0.0%
Nortel Networks Corp.	(a)	179	6

Total Common Stocks (Cost $159,493,044)			$169,377,263

Preference Shares (Brazil) – 0.3%		Shares	Value

Brazil – 0.3%
Itau Unibanco Banco Holding SA		36,620	$659,667

Total Preference Shares (Brazil) (Cost $532,471)			$659,667

Exchange Traded Funds – 2.7%		Shares	Value

China – 1.9%
iShares Asia Trust – iShares FTSE/Xinhua A50 China Tracker	(c)	2,364,600	$3,486,061

Chile – 0.8%
iShares MSCI Chile Investable Market Index Fund		25,600	1,451,264

Total Exchange Traded Funds (Cost $4,161,105)			$4,937,325

Rights – 0.0%		Quantity	Value

Norway – 0.0%
Norsk Hydro ASA	(a)(c)	42,791	$22,074

Total Rights (Cost $37,723)			$22,074

Money Market Funds – 0.3%		Shares	Value

State Street Institutional Liquid Reserves Fund
Institutional Class 2		577,376	$577,376

Total Money Market Funds (Cost $577,376)			$577,376

(continued)

Ohio National Fund, Inc.	International Portfolio (Continued)

Schedule of Investments	June 30, 2010 (Unaudited)

		Face	Amortized
U.S. Treasury Obligations – 0.1%		Amount	Cost

U.S. Treasury Bill 0.000% Coupon, 0.160% Effective Yield, 08/12/2010	(d)	$150,000	$149,983

Total U.S. Treasury Obligations (Cost $149,983)			$149,983

Total Investments – 94.6% (Cost $164,951,528)	(e)		$175,723,688
Other Assets in Excess of Liabilities – 5.4%			10,029,889

Net Assets – 100.0%			$185,753,577

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depository Receipts

Footnotes:

(a)	Non-Income producing security.

(b)	Security traded on a foreign exchange has been valued at an estimate of fair value that is different than the local market close price. These fair value estimates are determined by an independent national fair valuation service that has been approved by the Board. These securities represent $129,687,718 or 69.8% of the Portfolio’s net assets.

(c)	As discussed in Note 2 of the Notes to Financial Statements, not all investments that are traded on a foreign exchange are valued at an estimate that is different from the local close price. In some instances, the independent fair valuation service uses the local close price because the confidence interval associated with an investment is below the 75% threshold. These securities represent $4,046,843 or 2.2% of the Portfolio’s net assets.

Other Portfolio securities are not subjected to fair valuation procedures because they are traded on domestic or foreign exchanges that have close times that are consistent with the U.S. market close, normally 4:00 pm Eastern Time. Exchange traded funds and rights are also not evaluated by the fair valuation service.

(d)	Security is pledged as collateral for the Portfolio’s futures contract outstanding at June 30, 2010. See also Note 6 of the Notes to Financial Statements.

(e)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

Sector Classifications: (Percent of net assets)

Financials	18.1%
Industrials	11.6%
Materials	11.3%
Energy	11.0%
Consumer Discretionary	8.8%
Telecommunication Services	7.8%
Information Technology	7.6%
Consumer Staples	6.8%
Health Care	4.3%
Utilities	4.2%

91.5%

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	Capital Appreciation Portfolio

 Objective/Strategy

The Capital Appreciation Portfolio seeks long-term capital growth by investing primarily in common stocks of established companies with either current or emerging earnings growth not fully appreciated or recognized by the market.

 Performance as of June 30, 2010

Average Annual Total Returns:
One year	16.14%
Five years	1.49%
Ten years	5.64%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the six-month period ended June 30, 2010, the Capital Appreciation Portfolio returned -5.39% versus -6.65% for the current benchmark, the S&P 500 Index.

The Portfolio’s positions in the media industry added a meaningful amount to absolute return and were a large source of out-performance. Time Warner Cable, Inc., Liberty Global, Inc. and Live Nation Entertainment, Inc. were stellar performers, all posting strong double-digit gains. Time Warner Cable, Inc. advanced after the company reported strong fourth quarter and first quarter results. In the most recently reported quarter, results were materially better than expected, with solid revenue and earnings before interest, taxes, depreciation and amortization and very strong free cash flow generation. U.S. cable operators have been distancing themselves from their regional bell operating carrier competitors as they fully lever their plant advantage (the company’s reach with its customers). We took profits and closed the position in June due to valuation.(1)

Information Technology and Energy, led by Akamai Technologies, Inc. and Smith International, Inc. made a positive impact to returns versus the broad equity market. Akamai Technologies, Inc. provides Internet content delivery services and benefited from accelerating web traffic. First quarter revenue topped consensus estimates, driven by increased demand for high definition streaming video content. Additionally, operational efficiencies and value-added services contributed to margin growth during the quarter. During June, shares of Akamai Technologies, Inc. rose further on news of its acquisition of Velocitude, a mobile services platform. The acquisition is expected to further Akamai Technologies, Inc.’s strategic position in the mobile market; adding mobile content transformation functionality to Akamai Technologies, Inc.’s existing suite of cloud services for optimizing Web content and applications, and delivery of high definition video and secure e-commerce to mobile devices. We took profits and exited the position in June due to valuation.(1)

Our investment thesis was predicated on Smith International, Inc.’s revenue growth potential, enhanced by increased unconventional drilling demand and the company’s expertise in directional drilling. During the month of February, shares of Smith International, Inc. soared after the company and Schlumberger jointly announced that their Boards of Directors approved a definitive merger agreement in which the companies would combine in a stock-for-stock transaction. Schlumberger intends to buy Smith International, Inc. for $45/share plus $1.2 billion in debt, representing a 37.5% premium to the close on February 18. We believe the market is going to rebound in second half of 2010, and should this deal close by then, it would capture that upswing as Smith International, Inc.’s offering is mostly early-cycle. We trimmed our position by 45%, after Smith International, Inc. announced that the agreement to acquire @Balance, B.V. from Shell Technology Ventures Fund 1 B.V. @Balance managed pressure drilling services using its patented technology. We subsequently added back to the position as a result of what we think was an overdone sell-off toward the end of May.(1)

Stock selection in Materials and Industrials also benefited performance versus the S&P 500 Index.(1)

In Consumer Staples, Tyson Foods, Inc. was a position of note. Shares of the meat protein and food production company rose after the company reported first-quarter earnings that far surpassed consensus expectations, driven primarily by the chicken division. Three of Tyson Foods, Inc.’s four segments performed above their long-term averages, and it was the first quarter in years where all four segments were within their respective normal margin range. We took profits and closed the position in April due to valuation.(1)

The Portfolio’s Financials holdings were a detriment to overall returns. Lazard Ltd. and Charles Schwab Corp. were among the biggest detractors. One of the world’s premier mergers and acquisitions (M&A) boutiques, Lazard Ltd. is also a major player in corporate restructuring and asset management. While the pace of M&A closings will likely slow in the second half of 2010, there is still a rising backlog. Moreover, while Euro-based revenues generally represent approximately 50% of Lazard Ltd.’s advisory revenue, we believe concerns that this stream will dry up as a result of the credit crisis are overstated. To the contrary, we think the company is well positioned to benefit from distressed situations in Europe and the U.S. In fact, Lazard Ltd. continues to advise Greece and has benefited from the stress in Spain.(1)

Charles Schwab Corp. under-performed after reporting trading and asset figures for the month of May. At a high level, its results were in line with expectations but included weak asset sales, reflecting market depreciation. We think Charles Schwab Corp.’s account metrics and fundamentals remain solid. Active brokerage accounts are up 4% year over year and active banking accounts are up 40% year over year. We do not think the drop in Charles Schwab Corp.’s stock price is commensurate with the company’s earnings growth potential. While the market is focused on a possible significant drop in retail trading volumes, with just approximately 20% of revenue coming from trading, Charles Schwab Corp. is less exposed than most peers. Moreover, while we have concerns over the effects of the current low interest rate environment on the money market business, we think current valuations are assigning almost no value to the option of an eventual rate increase. Such an increase in interest rates would result in higher net interest revenues and asset management fees.(1)

In Health Care, pharmaceutical company Pfizer, Inc. declined due to investor concerns about its management subsequent to the Wyeth acquisition. Investors are upset by the gross cost synergy issue. However, new management is implementing significant change that should drive better-than-expected return on capital. We believe the Wyeth deal drives cost synergies that fill in the Lipitor hole and diversifies the company into longer duration assets that should drive

(continued)

Ohio National Fund, Inc.	Capital Appreciation Portfolio (Continued)

multiple expansions. We also think free cash flow, post the Lipitor patent expiration, is under-appreciated and should enable Pfizer, Inc. to delever the balance sheet and drive shareholder value through either share buybacks or dividend increases. Lastly, we believe the market under-appreciates Pfizer, Inc.’s pipeline, especially the steady flow of “high-probability” pipeline data coming in the second half of this year.(1)

The five best performers were Akamai Technologies, Inc., Tyson Foods, Inc., Live Nation Entertainment, Inc., Career Education Corp. and Time Warner Cable, Inc. The five worst performers were H&R Block, Inc., Lazard Ltd., Gilead Sciences, Inc., Adobe Systems, Inc. and Cabot Oil & Gas Corp. The five largest detractors were Pfizer, Inc., Lazard Ltd., Charles Schwab Corp., Gilead Sciences, Inc. and Cabot Oil & Gas Corp. The five largest contributors were Akamai Technologies, Inc., Smith International, Inc., Tyson Foods, Inc., Time Warner Cable, Inc. and Liberty Global, Inc.(1)

Indications of fading economic activity in the U.S. have ignited debate about whether the deceleration in growth is temporary or a signal that we may be headed toward a decline to recession-like conditions. At this point, the evidence suggests to us a growth slowdown. Markets are grappling with the effects of reduced stimulus in the housing sector (specifically, expiration of the first-time homebuyer credit), persistently subpar job growth, and flagging confidence indicators. On the other hand, wages continue to increase, private sector payrolls continue to grow slowly, corporate earnings continue to expand solidly, and corporate balance sheets continue to indicate increased cash and deleverage. When the stronger earnings per share and balance sheets translate into increased capital expenditures, which would replace the reduced stimulus expenditures, is another key question.

We remain focused on corporate profits. The significant rise in S&P 500 profit estimates appears to have reached its peak for this stage of the cycle, and investors may now be discounting a projected decline in forward earnings with little regard for company-specific outlooks. The coming earnings reporting period will probably be turbulent, as the global challenges discussed are likely to temper management optimism even as current profits meet or exceed investor expectations.

Following the credit crisis, many investors have become macro-oriented, trying to call the tail event or trend change. In the current environment where stocks are trading in a highly correlated manner, there is little regard for company-specific fundamentals. However, as in prior negative market environments, turmoil can create tremendous investment opportunities. Our opportunistic approach enables us to capitalize on dislocations and our rigorous company research is continuing to find investment opportunities that have compelling risk/rewards with fundamental catalysts. In our opinion, stock selection is the key driver to outperforming market indices.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2010.

 Change in Value of $10,000 Investment

	Capital Appreciation	S&P 500
	Portfolio	Index
06/30/2000	10000	10000
12/31/2000	12743	9128
06/30/2001	14026	8517
12/31/2001	13975	8043
06/30/2002	12584	6985
12/31/2002	11159	6266
06/30/2003	12223	7002
12/31/2003	14677	8063
06/30/2004	15232	8341
12/31/2004	16512	8940
06/30/2005	16077	8868
12/31/2005	17382	9380
06/30/2006	18399	9633
12/31/2006	20228	10861
06/30/2007	22711	11617
12/31/2007	21001	11458
06/30/2008	18885	10093
12/31/2008	12809	7219
06/30/2009	14905	7447
12/31/2009	18296	9129
06/30/2010	17311	8521

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P 500 Index is a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index presented herein includes the effects of reinvested dividends.

(continued)

Ohio National Fund, Inc.	Capital Appreciation Portfolio (Continued)

 Portfolio Composition as of June 30, 2010 (1)

% of Net Assets

Common Stocks (3)	96.1
Money Market Funds and Other Net Assets	3.9

100.0

 Top 10 Portfolio Holdings as of June 30, 2010 (1) (2)

	% of Net Assets

1.	Goldcorp, Inc.	2.4
2.	Travelers Cos., Inc. / The	2.2
3.	Pfizer, Inc.	2.1
4.	Wal-Mart Stores, Inc.	2.1
5.	Axis Capital Holdings Ltd.	2.0
6.	Intel Corp.	2.0
7.	Pinnacle Entertainment, Inc.	1.9
8.	Watson Pharmaceuticals, Inc.	1.9
9.	Lear Corp.	1.8
10.	Viacom, Inc. Class B	1.8

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets

Consumer Discretionary	15.9
Financials	15.8
Energy	14.5
Information Technology	13.2
Health Care	12.4
Industrials	11.4
Consumer Staples	6.3
Materials	5.1
Utilities	1.5

96.1

Ohio National Fund, Inc.	Capital Appreciation Portfolio

Schedule of Investments	June 30, 2010 (Unaudited)

Common Stocks – 96.1%		Shares	Value

CONSUMER DISCRETIONARY – 15.9%
Lear Corp. (Auto Components)	(a)	31,800	$2,105,160
H&R Block, Inc. (Diversified Consumer Svs.)		45,600	715,464
Pinnacle Entertainment, Inc. (Hotels, Restaurants & Leisure)	(a)	225,400	2,132,284
Yum! Brands, Inc. (Hotels, Restaurants & Leisure)		34,317	1,339,736
Ryland Group, Inc. (Household Durables)		81,400	1,287,748
Comcast Corp. Class A (Media)		70,886	1,164,657
Liberty Global, Inc. Series C (Media)	(a)	68,916	1,791,127
News Corp. Class A (Media)		92,377	1,104,829
Viacom, Inc. Class B (Media)		66,338	2,081,023
Vivendi SA (Media)	(b)	84,056	1,708,197
Warner Music Group Corp. (Media)	(a)	212,500	1,032,750
GameStop Corp. Class A (Specialty Retail)	(a)	90,300	1,696,737

			18,159,712

CONSUMER STAPLES – 6.3%
Wal-Mart Stores, Inc. (Food & Staples Retailing)		49,375	2,373,456
Bunge Ltd. (Food Products)		31,700	1,559,323
ConAgra Foods, Inc. (Food Products)		73,301	1,709,379
Kraft Foods, Inc. Class A (Food Products)		53,404	1,495,312

			7,137,470

ENERGY – 14.5%
Cameron International Corp. (Energy Equip. & Svs.)	(a)	53,135	1,727,950
Schlumberger Ltd. (Energy Equip. & Svs.)		33,600	1,859,424
Smith International, Inc. (Energy Equip. & Svs.)		27,891	1,050,096
Weatherford International Ltd. (Energy Equip. & Svs.)	(a)	137,362	1,804,937
Apache Corp. (Oil, Gas & Consumable Fuels)		16,365	1,377,769
Arch Coal, Inc. (Oil, Gas & Consumable Fuels)		64,780	1,283,292
Cabot Oil & Gas Corp. (Oil, Gas & Consumable Fuels)		40,700	1,274,724
Murphy Oil Corp. (Oil, Gas & Consumable Fuels)		18,041	893,932
Newfield Exploration Co. (Oil, Gas & Consumable Fuels)	(a)	38,900	1,900,654
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)		23,200	1,789,880
Southwestern Energy Co. (Oil, Gas & Consumable Fuels)	(a)	41,856	1,617,316

			16,579,974

FINANCIALS – 15.8%
Charles Schwab Corp. / The (Capital Markets)		123,859	1,756,321
Goldman Sachs Group, Inc. / The (Capital Markets)		15,723	2,063,958
Lazard Ltd. Class A (Capital Markets)		50,400	1,346,184
Bank of America Corp. (Diversified Financial Svs.)		106,262	1,526,985
JPMorgan Chase & Co. (Diversified Financial Svs.)		48,400	1,771,924
Moody’s Corp. (Diversified Financial Svs.)		60,930	1,213,726
Axis Capital Holdings Ltd. (Insurance)		76,300	2,267,636
Marsh & McLennan Cos., Inc. (Insurance)		61,700	1,391,335
Symetra Financial Corp. (Insurance)		78,292	939,504
Travelers Cos., Inc. / The (Insurance)		51,700	2,546,225
Validus Holdings Ltd. (Insurance)		48,800	1,191,696

			18,015,494

HEALTH CARE – 12.4%
Amgen, Inc. (Biotechnology)	(a)	27,759	1,460,123
Gilead Sciences, Inc. (Biotechnology)	(a)	43,544	1,492,688
Medco Health Solutions, Inc. (Health Care Providers & Svs.)	(a)	20,912	1,151,833
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Svs.)	(a)	34,328	1,683,788
Abbott Laboratories (Pharmaceuticals)		35,958	1,682,115
Merck & Co., Inc. (Pharmaceuticals)		34,377	1,202,164
Novartis AG – ADR (Pharmaceuticals)		18,906	913,538
Pfizer, Inc. (Pharmaceuticals)		168,164	2,398,019
Watson Pharmaceuticals, Inc. (Pharmaceuticals)	(a)	52,000	2,109,640

			14,093,908

INDUSTRIALS – 11.4%
Teledyne Technologies, Inc. (Aerospace & Defense)	(a)	33,094	1,276,767
HUB Group, Inc. Class A (Air Freight & Logistics)	(a)	41,950	1,258,919
Delta Air Lines, Inc. (Airlines)	(a)	137,700	1,617,975
JetBlue Airways Corp. (Airlines)	(a)	254,500	1,397,205
Republic Services, Inc. (Commercial Svs. & Supplies)		67,515	2,007,221
Dover Corp. (Machinery)		32,105	1,341,668
Ingersoll-Rand PLC (Machinery)		40,063	1,381,773
CSX Corp. (Road & Rail)		28,394	1,409,194
RSC Holdings, Inc. (Trading Companies & Distributors)	(a)	203,300	1,254,361

			12,945,083

INFORMATION TECHNOLOGY – 13.2%
Cisco Systems, Inc. (Communications Equip.)	(a)	93,200	1,986,092
CommScope, Inc. (Communications Equip.)	(a)	55,900	1,328,743
Dell, Inc. (Computers & Peripherals)	(a)	155,200	1,871,712
IAC/InterActiveCorp (Internet Software & Svs.)	(a)	73,950	1,624,682
VeriSign, Inc. (Internet Software & Svs.)	(a)	54,797	1,454,860
SAIC, Inc. (IT Svs.)	(a)	80,900	1,354,266
Intel Corp. (Semiconductors & Equip.)		115,724	2,250,832
Marvell Technology Group Ltd. (Semiconductors & Equip.)	(a)	52,465	826,848
Adobe Systems, Inc. (Software)	(a)	37,200	983,196
Symantec Corp. (Software)	(a)	102,042	1,416,343

			15,097,574

MATERIALS – 5.1%
Ferro Corp. (Chemicals)	(a)	131,140	966,502
Goldcorp, Inc. (Metals & Mining)		61,100	2,679,235
Noranda Aluminium Holding Corp. (Metals & Mining)	(a)	86,719	557,603
Randgold Resources Ltd. – ADR (Metals & Mining)		16,700	1,582,325

			5,785,665

UTILITIES – 1.5%
NRG Energy, Inc. (Ind. Power Prod. & Energy Traders)	(a)	79,800	1,692,558

Total Common Stocks (Cost $115,071,488)			$109,507,438

Money Market Funds – 2.9%		Shares	Value

Fidelity Institutional Money Market Funds
Money Market Portfolio – Class I		3,299,000	$3,299,000

Total Money Market Funds (Cost $3,299,000)			$3,299,000

Total Investments – 99.0% (Cost $118,370,488)	(c)		$112,806,438
Other Assets in Excess of Liabilities – 1.0%			1,200,819

Net Assets – 100.0%			$114,007,257

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depository Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Security traded on a foreign exchange has been valued at an estimate of fair value that is different than the local market close price. These fair value estimates are determined by an independent national fair valuation service that has been approved by the Board. These securities represent $1,708,197 or 1.5% of the Portfolio’s net assets. Other Portfolio securities are not subjected to fair valuation procedures because they are traded on domestic or foreign exchanges that have close times that are consistent with the U.S. market close, normally 4:00 pm Eastern Time.

(c)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	Millennium Portfolio

 Objective/Strategy

The Millennium Portfolio seeks maximum capital growth by investing primarily in common stocks of small sized companies.

 Performance as of June 30, 2010

Average Annual Total Returns:
One year	14.56%
Five years	-1.26%
Ten years	-5.57%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the six-month period ended June 30, 2010, the Millennium Portfolio returned -2.58% versus -2.31% for the current benchmark, the Russell 2000 Growth Index.

The first half of 2010 had two distinct phases. During the first quarter, confidence in the global economic recovery was increasing. China was reporting robust growth, European sovereign debt issues appeared fairly contained, and U.S. unemployment and housing data had stabilized somewhat. By second quarter, however, new information brought each of these points into question.

In the small cap market, lower quality stocks outperformed during the optimistic first quarter and also well into the second, delivering a headwind to our strict quality bias. Late in the second quarter, however, the market began to shift in the Portfolio’s favor. In late May and June, as economic data and confidence weakened and volatility and fear increased, investors returned to the higher quality, superior growth and earnings potential stocks we tend to own. Quality stocks advanced as the low quality stocks that led much of the move off of last year’s low began to lag. The Portfolio performed very well with the shift, but it happened too late in the period to counteract our earlier deficit.

Within the benchmark index, Consumer Discretionary and Consumer Staples stocks were the strongest this period, turning in mildly positive results. Energy and Telecommunication Services were the weakest, suffering double digit declines.

Within the Portfolio, Health Care holdings were additive; particularly equipment and supplies companies which we expect to continue to emphasize. Our top contributors, hospice care provider Odyssey HealthCare and medical device firm ev3 were both sold during the period. Pharmacy benefit manager SXC Health Solutions Corp. was another top contributor, and Cyberonics, Inc., Sirona Dental Systems, Inc. and Volcano Corp. were all additive. Since Health Care reform passed, volatility within the sector has declined somewhat. It remains difficult to ascertain, for certain, what companies will be beneficiaries of this complicated piece of legislation.(1)

Consumer Staples, an unusual over-weight for the Portfolio as it is not typically a quality growth area, was another relative benefit. Both Diamond Foods, Inc., the higher end nut and snack food firm, and TreeHouse Foods, Inc., a company in the growing private label segment, outperformed as private label food companies continue to gain shelf space in grocery stores.(1)

We also out-performed the benchmark in Energy, a sector damaged by the contagion from the BP oil spill and a decline in natural gas prices. Concho Resources, Inc., the Permian Basin-focused oil and gas firm, and a relatively large position, was a top contributor. On the other hand, Arena Resources, Inc., was detrimental and was eliminated due to ongoing infrastructure issues.(1)

In Financials, where our focus is diversified financial services, capital markets-related, and niche services names, stock selection was positive. Waddell & Reed Financial, Inc. was a top contributor, and options exchange CBOE Holdings, Inc. and Portfolio Recovery Associates, Inc., a loan portfolio asset recovery firm, also performed well. Evercore Partners Inc. disappointed, detracted from results, and was sold.(1)

The Portfolio under-performed the benchmark in Information Technology this period. A particular disappointment was Compellent Technologies, Inc., which surprised the market with materially missed earnings and was sold. Others, such as Atheros Communications, Inc. and Rackspace Hosting, Inc., declined on concerns about consumer and corporate spending given weakening economic data.(1)

Consumer Discretionary stocks were another area of relative weakness for the Portfolio. Our defensive secondary education theme declined as proposed legislation posed a potential threat to revenues and profit margins. In leisure, while Royal Caribbean Cruises Ltd. was a top performer, specialty property operator Orient-Express Hotels Ltd. was a detriment, suffering on economic concerns in some overseas locations. We continue to like the company, however, given its extremely clean balance sheet and strong margins. Sotheby’s was a detractor, as was gaming firm WMS Industries, Inc., which disappointed on consumer spending concerns. Finally, Gymboree Corp. and GameStop Corp. missed earnings and were sold.(1)

Industrials holdings also under-performed, primarily as aviation stocks pulled back during second quarter on corporate spending concerns. We consolidated positions associated with this theme but continue to be positive on the overall growth prospects of this segment.

Looking ahead, we recognize that the significant headwinds that captured investor attention and added risk premium and fear to the markets in second quarter remain: specifically China, Euro-zone debt, and ongoing serious concerns regarding U.S. consumers. There are two positive notes to the current market, however. First, while volatility increased, it did so in thin trading markets suggesting investors are not transacting to any great degree. Second, valuations are low even by historical standards, so while some discount may be justified by conditions, it also represents opportunity.

A sustained but muted recovery scenario is typically good for quality growth portfolios like ours, as the stocks we favor tend to be advantaged. We are pleased with the quality of the companies in the Portfolio, and at this time are taking few significant sector bets outside of Health Care, an over-weight we will likely build further as opportunities arise.(1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2010.

(continued)

Ohio National Fund, Inc.	Millennium Portfolio (Continued)

 Change in Value of $10,000 Investment

		Russell 2000
	Millennium Portfolio	Growth Index
06/30/2000	10000	10000
12/31/2000	7346	7663
06/30/2001	6678	7666
12/31/2001	5998	6956
06/30/2002	4960	5749
12/31/2002	4034	4851
06/30/2003	4532	5789
12/31/2003	5554	7206
06/30/2004	5806	7615
12/31/2004	6161	8237
06/30/2005	6012	7941
12/31/2005	6161	8579
06/30/2006	6344	9100
12/31/2006	6616	9724
06/30/2007	7654	10631
12/31/2007	8337	10409
06/30/2008	7336	9479
12/31/2008	4791	6397
06/30/2009	4924	7124
12/31/2009	5789	8602
06/30/2010	5640	8404

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 2000 Growth Index is a market-weighted total return index that measures the performance of companies within the Russell 2000 Index having higher price to book ratios and higher forecasted growth values. The Russell 2000 Index includes the 2000 firms from the Russell 3000 Index with the smallest market capitalizations. The Russell 3000 Index represents 98% of the investable U.S. equity markets. The index presented herein includes the effects of reinvested dividends.

 Portfolio Composition as of June 30, 2010 (1)

% of Net Assets

Common Stocks (3)	90.6
Commercial Paper (4)	65.9
Money Market Funds (4)	63.2
Repurchase Agreements Less Net Liabilities (4)	(119.7)

100.0

 Top 10 Portfolio Holdings as of June 30, 2010 (1) (2)

	% of Net Assets

1.	Salix Pharmaceuticals Ltd.	2.7
2.	HEICO Corp.	2.7
3.	Ultimate Software Group, Inc.	2.4
4.	Ulta Salon Cosmetics & Fragrance, Inc.	2.3
5.	Diamond Foods, Inc.	2.2
6.	Alexion Pharmaceuticals, Inc.	2.1
7.	GSI Commerce, Inc.	2.0
8.	Volcano Corp.	1.9
9.	HUB Group, Inc. Class A	1.8
10.	Watsco, Inc.	1.8

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets

Information Technology	25.7
Health Care	23.2
Consumer Discretionary	16.6
Industrials	13.8
Consumer Staples	4.2
Financials	3.9
Energy	3.2

90.6

(4)	An unusually large portion of the Portfolio’s investments consisted of short-term instruments at June 30, 2010. These short-term instruments were necessary to provide for a large redemption of the Portfolio’s shares that resulted from a periodic, quarter-end update to the Ohio National Life Insurance Company (ONLIC) asset allocation model program. The settlement of this redemption occurred on July 1, 2010, in the normal course of the Fund’s transfer agent’s operations.

Ohio National Fund, Inc.	Millennium Portfolio

Schedule of Investments	June 30, 2010 (Unaudited)

Common Stocks – 90.6%		Shares	Value

CONSUMER DISCRETIONARY – 16.6%
Capella Education Co. (Diversified Consumer Svs.)	(a)	6,900	$561,315
Steiner Leisure Ltd. (Diversified Consumer Svs.)	(a)	14,200	545,848
Orient-Express Hotels Ltd. Class A (Hotels, Restaurants & Leisure)	(a)	45,100	333,740
WMS Industries, Inc. (Hotels, Restaurants & Leisure)	(a)	14,800	580,900
HSN, Inc. (Internet & Catalog Retail)	(a)	15,600	374,400
hhgregg, Inc. (Specialty Retail)	(a)	23,200	541,024
J. Crew Group, Inc. (Specialty Retail)	(a)	9,600	353,376
Tractor Supply Co. (Specialty Retail)		8,200	499,954
Ulta Salon Cosmetics & Fragrance, Inc. (Specialty Retail)	(a)	33,500	792,610
Vitamin Shoppe, Inc. (Specialty Retail)	(a)	19,400	497,610
Steven Madden Ltd. (Textiles, Apparel & Luxury Goods)	(a)	12,150	382,968
Warnaco Group, Inc. / The (Textiles, Apparel & Luxury Goods)	(a)	9,300	336,102

			5,799,847

CONSUMER STAPLES – 4.2%
Diamond Foods, Inc. (Food Products)		18,900	776,790
TreeHouse Foods, Inc. (Food Products)	(a)	9,700	442,902
Elizabeth Arden, Inc. (Personal Products)	(a)	16,900	245,388

			1,465,080

ENERGY – 3.2%
Concho Resources, Inc. (Oil, Gas & Consumable Fuels)	(a)	10,600	586,498
Rosetta Resources, Inc. (Oil, Gas & Consumable Fuels)	(a)	26,600	526,946

			1,113,444

FINANCIALS – 3.9%
CBOE Holdings, Inc. (Diversified Financial Svs.)	(a)	10,700	348,285
Portfolio Recovery Associates, Inc. (Diversified Financial Svs.)	(a)	7,400	494,172
Jones Lang LaSalle, Inc. (Real Estate Mgmt. & Development)		8,000	525,120

			1,367,577

HEALTH CARE – 23.2%
Alexion Pharmaceuticals, Inc. (Biotechnology)	(a)	14,200	726,898
Arthrocare Corp. (Health Care Equip. & Supplies)	(a)	14,700	450,555
Cyberonics, Inc. (Health Care Equip. & Supplies)	(a)	21,900	518,592
Natus Medical, Inc. (Health Care Equip. & Supplies)	(a)	24,200	394,218
NuVasive, Inc. (Health Care Equip. & Supplies)	(a)	13,000	460,980
Orthofix International NV (Health Care Equip. & Supplies)	(a)	12,000	384,600
Sirona Dental Systems, Inc. (Health Care Equip. & Supplies)	(a)	12,500	435,500
Thoratec Corp. (Health Care Equip. & Supplies)	(a)	14,000	598,220
Volcano Corp. (Health Care Equip. & Supplies)	(a)	30,700	669,874
Zoll Medical Corp. (Health Care Equip. & Supplies)	(a)	20,300	550,130
Catalyst Health Solutions, Inc. (Health Care Providers & Svs.)	(a)	13,900	479,550
HMS Holdings Corp. (Health Care Providers & Svs.)	(a)	8,800	477,136
MedAssets, Inc. (Health Care Technology)	(a)	22,500	519,300
SXC Health Solutions Corp. (Health Care Technology)	(a)	6,900	505,425
Salix Pharmaceuticals Ltd. (Pharmaceuticals)	(a)	24,400	952,332

			8,123,310

INDUSTRIALS – 13.8%
BE Aerospace, Inc. (Aerospace & Defense)	(a)	20,600	523,858
Global Defense Technology & Systems, Inc. (Aerospace & Defense)	(a)	32,516	415,229
HEICO Corp. (Aerospace & Defense)		26,405	948,468
HUB Group, Inc. Class A (Air Freight & Logistics)	(a)	21,500	645,215
Regal-Beloit Corp. (Electrical Equip.)		7,800	435 ,084
Actuant Corp. Class A (Machinery)		17,000	320,110
Nordson Corp. (Machinery)		5,800	325,264
MSC Industrial Direct Co. Class A (Trading Companies & Distributors)		11,000	557,260
Watsco, Inc. (Trading Companies & Distributors)		11,000	637,120

			4,807,608

INFORMATION TECHNOLOGY – 25.7%
Plantronics, Inc. (Communications Equip.)		11,400	326,040
Polycom, Inc. (Communications Equip.)	(a)	21,200	631,548
Riverbed Technology, Inc. (Communications Equip.)	(a)	14,000	386,680
Littelfuse, Inc. (Electronic Equip., Instr. & Comp.)	(a)	10,200	322,422
Plexus Corp. (Electronic Equip., Instr. & Comp.)	(a)	12,000	320,880
GSI Commerce, Inc. (Internet Software & Svs.)	(a)	23,752	684,058
LivePerson, Inc. (Internet Software & Svs.)	(a)	83,200	570,752
LogMeIn, Inc. (Internet Software & Svs.)	(a)	17,000	445,910
LoopNet, Inc. (Internet Software & Svs.)	(a)	35,600	438,948
MercadoLibre, Inc. (Internet Software & Svs.)	(a)	10,700	562,285
OpenTable, Inc. (Internet Software & Svs.)	(a)	12,200	505,934
WebMD Health Corp. (Internet Software & Svs.)	(a)	11,500	533,945
Gartner, Inc. (IT Svs.)	(a)	17,300	402,225
Atheros Communications, Inc. (Semiconductors & Equip.)	(a)	10,900	300,186
Cavium Networks, Inc. (Semiconductors & Equip.)	(a)	19,400	508,086
Volterra Semiconductor Corp. (Semiconductors & Equip.)	(a)	15,900	366,654
Jack Henry & Associates, Inc. (Software)		17,800	425,064
SS&C Technologies Holdings, Inc. (Software)	(a)	26,800	429,604
Ultimate Software Group, Inc. (Software)	(a)	25,100	824,786

			8,986,007

Total Common Stocks (Cost $32,500,762)			$31,662,873

		Face
Commercial Paper – 65.9%		Amount	Value

Barclays U.S. Funding LLC 0.040%, 07/01/2010		$5,000,000	$5,000,000
BNP Paribas S.A. 0.120%, 07/01/2010		4,192,000	4,192,000
HSBC Finance Corp. 0.050%, 07/01/2010		5,000,000	5,000,000
Intesa Funding LLC 0.260%, 07/01/2010		3,809,000	3,809,000
General Electric Co. 0.030%, 07/01/2010		5,000,000	5,000,000

Total Commercial Paper (Cost $23,001,000)			$23,001,000

(continued)

Ohio National Fund, Inc.	Millennium Portfolio (Continued)

Schedule of Investments	June 30, 2010 (Unaudited)

Money Market Funds – 63.2%		Shares	Value

Fidelity Institutional Money Market Funds Money Market Portfolio – Class I		5,521,000	$5,521,000
Fidelity Institutional Money Market Funds Prime Money Market Portfolio		5,521,000	5,521,000
Federated Prime Cash Obligations Fund Institutional Class		5,521,000	5,521,000
Goldman Sachs Financial Square Funds Prime Obligations Fund		5,521,000	5,521,000

Total Money Market Funds (Cost $22,084,000)			$22,084,000

		Face	Amortized
Repurchase Agreements – 103.5%		Amount	Cost

U.S. Bank 0.010% 07/01/2010,		$36,165,000	$36,165,000
Agreement date: 06/30/2010, Repurchase price $36,165,000 Collateralized by: Fannie Mae Pool #254919 (FNCI) 4.000%, Due 09/01/2018 with value of $36,888,448

Total Repurchase Agreements (Cost $36,165,000)			$36,165,000

Total Investments – 323.2% (Cost $113,750,762)	(b)		$112,912,873
Liabilities in Excess of Other Assets – (223.2%)			(77,979,232)

Net Assets – 100.0%			$34,933,641

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	International Small-Mid Company Portfolio

 Objective/Strategy

The International Small-Mid Company Portfolio seeks long-term growth of capital by investing at least 80% of its assets in equity securities of foreign small and mid-cap companies.

 Performance as of June 30, 2010

Average Annual Total Returns:
One year	14.55%
Five years	3.08%
Ten years	1.00%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the six-month period ended June 30, 2010, the International Small-Mid Company Portfolio returned -10.77% versus -6.47% for the current benchmark, the S&P Developed Small Cap Ex-U.S. Growth Index.

The international markets this quarter seemed to be overly influenced by China’s liquidity tightening measures, the lack of a rescue package for Greece’s debt, and the weakening Spanish economy in contrast to the European community’s recovery. U.S. news was dominated by President Obama’s healthcare reform agenda. However, the markets moved higher as fourth quarter gross domestic product and other economic figures pointed to progress in the economic recovery.

The S&P Japan Small Cap Growth Index posted a 3.87% gross return for the first half of the year while emerging market small caps fell as the S&P Emerging Small Cap Growth index posted a -4.81% gross return. The S&P Asia Pacific Ex-Japan Small Cap Growth Index posted a -10.78% gross return, under-performing its European counterparts as the S&P Europe Small Cap Growth Index declined 9.88%, all in U.S. dollar terms.

On the currency front, the U.S. dollar generally strengthened against most major currencies except the Japanese Yen. The Yen gained 5.19% as the Euro weakened by 14.55% during the first half of 2010. In fact, there were projections for the U.S. dollar to reach parity with the Euro by around year end. The Canadian dollar fell a modest 1.01% against the U.S. dollar by the end of the second quarter after achieving parity in April. This low point coincided with peak prices reached by most commodities in year-to-date performance.

Positive relative performance came from very strong stock selection in Spain, despite the country being one of the worst performing markets globally. Strong investment performance also came from investments in the United Kingdom (UK) and South Korea. Absolute performance was weakened by poor stock selection in Canada and France, as well as maintaining a large under-weight position in Japan.(1)

Relative out-performing sectors were Energy, Health Care, and Utilities. Individual stocks that contributed to the Portfolio’s performance include Asos PLC and Aggreko Plc. Asos PLC is the UK’s largest independent online fashion and beauty retailer. Asos PLC gained 63.4% during the first-half of the year as the company reported accelerating sales domestically and internationally in their most recent fiscal year ending March and on a year-to-date basis. Aggreko PLC is a UK company providing power and temperature control rental systems globally. The company had revenue gains from special events like the Vancouver Winter Olympics and the FIFA World Cup in South Africa. The stock had gained 42.04% during the first six months of 2010, as demand for power generators and back-up generators also grew with the economic recovery. New contracts awarded in Bangladesh, Indonesia, and Central and South America gave the company a higher order intake than expected and allowed management to state: “performance for the year as a whole will be significantly better than we anticipated...”.(1)

On a relative basis, investments in Materials and Industrials negatively impacted the Portfolio’s performance during the first half of 2010. Fibria Celulose SA, the world’s largest pulp producer, was down 35% during the period on the market’s cautious outlook on paper prices despite Fibria Celulose SA being able to raise prices twice during the first six months of the year. Saft SA, a French manufacturer of high-tech battery systems for industrial applications, was down 35.4% for the period, as the company released muted first quarter results from the later cycle industrial standby power business and military activities showing weaker growth. (1)

Investors’ outlook on the global economy continues to fluctuate weekly with each additional data point. This has created uncertainty as to the underlying recovery that started last year. We’re beginning to see some stabilization in the jobless rate along with good productivity numbers around the world with pockets of strong consumer spending. However, the market’s direction this quarter has been led more by fear than by fundamentals.

The volatility does test one’s conviction and investment theses on a daily basis. However, we believe the underlying recovery is intact, even if it pauses to catch its breath. While we have reduced our exposure to key cyclical segments of the economy like basic materials, we remain well-positioned for the resumption of the recovery. Growth does exist. We continue to identify investment opportunities that should reward shareholders for staying the course. The earnings growth profiles we see in these companies firmly support higher expectations in an expanding economy.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2010.

(continued)

Ohio National Fund, Inc.	International Small-Mid Company Portfolio (Continued)

 Change in Value of $10,000 Investment

		S&P Developed
		Small Cap
	International Small-Mid	Ex-U.S. Growth
	Company Portfolio	Index
06/30/2000	10000	10000
12/31/2000	8129	8194
06/30/2001	6843	6980
12/31/2001	5749	6333
06/30/2002	5773	6478
12/31/2002	4886	5505
06/30/2003	5865	6390
12/31/2003	7521	8266
06/30/2004	8054	9080
12/31/2004	9090	10430
06/30/2005	9493	10707
12/31/2005	11726	12663
06/30/2006	12907	13997
12/31/2006	14816	16180
06/30/2007	17475	18211
12/31/2007	17405	17474
06/30/2008	16168	15723
12/31/2008	8476	8908
06/30/2009	9643	10754
12/31/2009	12379	13200
06/30/2010	11046	12346

Hypothetical illustration based on past performance. Future performance will vary. The Portfolios returns reflect reinvested dividends. The Portfolios holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P Developed Small Cap Ex-U.S. Growth Index. S&P Developed Small Cap Ex-U.S. Growth Index is a subset of the S&P Global Broad Market Index (BMI), a broad index including all publicly listed equities with float-adjusted market values of US$ 100 million or more and annual dollar value traded of at least US$ 50 million in all included countries. The Developed Small Cap component of the BMI includes the equities in the bottom 15% of the market capitalization within each “developed” local market. Ex-U.S. denotes the use of all developed markets excluding the United States. The “Growth” subset includes those companies in each local market that exhibit the characteristics of growth. The index presented includes the effects of reinvested dividends.

 Portfolio Composition as of June 30, 2010 (1)

% of Net Assets

Common Stocks (3)	94.4
Exchange Traded Funds	2.8
Money Market Funds and Other Net Assets	2.8

100.0

 Top 10 Portfolio Holdings as of June 30, 2010 (1) (2)

	% of Net Assets

1.	Aggreko PLC	2.1
2.	Autonomy Corp. PLC	2.0
3.	ASOS PLC	2.0
4.	AMEC PLC	1.8
5.	Adecco SA	1.8
6.	Hochtief AG	1.8
7.	SNC-Lavalin Group, Inc.	1.7
8.	iShares MSCI EAFE Small Cap Index Fund	1.6
9.	Lojas Renner SA	1.5
10.	Fibria Celulose SA – ADR	1.4

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Country Weightings:

% of Net Assets

United Kingdom	17.4
Germany	8.4
Brazil	6.9
South Korea	6.5
Cayman Islands	5.4
Canada	5.4
Japan	5.3
Netherlands	4.8
Switzerland	4.2
Singapore	4.1

Ohio National Fund, Inc.	International Small-Mid Company Portfolio

Schedule of Investments	June 30, 2010 (Unaudited)

Common Stocks – 94.4%		Shares	Value

United Kingdom – 17.4%
Aggreko PLC	(b)	60,203	$1,263,830
AMEC PLC	(b)	90,433	1,107,927
ASOS PLC	(a)(b)	91,707	1,172,739
Autonomy Corp. PLC	(a)(b)	43,206	1,177,726
Capita Group PLC / The	(b)	52,972	583,605
Cobham PLC	(b)	91,291	289,204
Cookson Group PLC	(a)(b)	108,070	621,212
Dana Petroleum PLC	(a)(b)	39,843	670,723
Dialog Semiconductor PLC	(a)(b)	40,200	475,688
Domino’s Pizza UK & IRL PLC	(b)	21,479	121,353
Game Group PLC	(b)	375,885	357,051
John Wood Group PLC	(b)	94,039	436,744
Rightmove PLC	(b)	77,227	724,428
Rolls-Royce Group PLC	(a)(b)	48,390	403,901
Smith & Nephew PLC	(b)	69,472	656,340
Wellstream Holdings PLC	(b)	53,114	396,504

			10,458,975

Germany – 8.4%
Adidas AG	(b)	5,922	287,432
Aixtron AG	(b)	25,600	606,290
GEA Group AG	(b)	27,954	556,875
Gildemeister AG	(b)	28,627	320,720
Hochtief AG	(b)	18,119	1,085,323
Infineon Technologies AG	(a)(b)	105,944	616,368
Lanxess AG	(b)	15,634	662,688
Leoni AG	(a)(b)	32,430	682,891
Symrise AG	(b)	12,392	255,640

			5,074,227

Brazil – 6.9%
CETIP SA – Balcao Organizado de Ativos e Derivativos		42,605	337,299
Diagnosticos da America SA		73,600	692,370
Fibria Celulose SA — ADR	(a)	57,338	848,602
Fleury SA	(a)	51,200	565,044
Hypermarcas SA	(a)	64,400	825,961
Lojas Renner SA		31,800	870,492

			4,139,768

South Korea – 6.5%
Eugene Technology Co. Ltd.	(b)	16,560	198,376
Hynix Semiconductor, Inc.	(a)(b)	28,410	574,253
Iljin Display Co. Ltd.	(a)(b)	32,970	319,338
Kia Motors Corp.	(b)	25,360	671,948
Korean Air Lines Co. Ltd.	(a)(b)	8,070	536,109
LG Corp.	(b)	6,556	350,774
LG Display Co. Ltd.	(b)	17,430	573,272
Samsung Electro-Mechanics Co. Ltd.	(b)	5,566	696,027

			3,920,097

Cayman Islands – 5.4%
Anta Sports Products Ltd.	(b)	360,135	648,315
Hengan International Group Co. Ltd.	(b)	92,000	744,964
Lee & Man Paper Manufacturing Ltd.	(b)	468,800	344,660
Lonking Holdings Ltd.	(b)	636,000	421,317
Minth Group Ltd.	(b)	534,000	630,941
Parkson Retail Group Ltd.	(b)	286,000	482,077

			3,272,274

Canada – 5.4%
Agrium, Inc.		7,000	341,929
HudBay Minerals, Inc.	(a)	37,300	391,378
National Bank of Canada		8,500	434,761
SNC-Lavalin Group, Inc.		25,818	1,033,399
Teck Resources Ltd.		12,300	363,726
Thompson Creek Metals Co., Inc.	(a)	79,600	690,928

			3,256,121

Japan – 5.3%
Disco Corp.	(b)	12,800	809,779
Elpida Memory, Inc.	(a)(b)	35,000	537,721
Hitachi Construction Machinery Co. Ltd.	(b)	30,100	554,181
JGC Corp.	(b)	21,000	318,659
THK Co. Ltd.	(b)	26,800	554,466
Toyky Electron Ltd.	(b)	7,100	382,457

			3,157,263

Netherlands – 4.8%
ASML Holding NV	(b)	20,823	573,046
Fugro NV	(b)	11,369	525,220
Imtech NV	(b)	26,753	688,581
QIAGEN NV	(a)(b)	25,222	487,472
STMicroelectronics NV	(b)	78,105	620,346

			2,894,665

Switzerland – 4.2%
Adecco SA	(b)	23,071	1,100,644
Clariant AG	(a)(b)	41,000	519,159
Nobel Biocare Holding AG	(b)	20,100	346,008
Sonova Holding AG	(b)	4,500	552,229

			2,518,040

Singapore – 4.1%
Ho Bee Investment Ltd.	(b)	477,000	515,452
Keppel Corp. Ltd.	(b)	114,000	688,282
Keppel Land Ltd.	(b)	201,700	556,583
K-Green Trust	(a)(c)	22,800	17,109
SembCorp Marine Ltd.	(b)	242,000	661,318

			2,438,744

France – 3.9%
Cap Gemini SA	(b)	10,288	452,153
Faurecia	(a)(b)	24,955	395,361
JC Decaux SA	(a)(b)	18,879	439,873
Saft Groupe SA	(b)	17,795	539,577
Societe Television Francaise 1	(b)	38,088	496,245

			2,323,209

Spain – 2.2%
Obrascon Huarte Lain SA	(b)	30,330	674,037
Tecnicas Reunidas SA	(b)	13,566	616,947

			1,290,984

Austria – 2.1%
Andritz AG	(b)	14,098	786,393
bwin Interactive Entertainment AG	(b)	10,100	446,229

			1,232,622

Sweden – 2.0%
Assa Abloy AB	(b)	41,400	827,500
Getinge AB	(b)	20,613	398,922

			1,226,422

Italy – 1.9%
Trevi Finanziaria SpA	(b)	35,832	514,151
Yoox SpA	(a)(b)	90,500	625,332

			1,139,483

Luxembourg – 1.6%
L’Occitane International SA	(a)(c)	38,750	84,498
Millicom International Cellular SA		4,900	397,243
Oriflame Cosmetics SA – SDR	(b)	8,700	451,832

			933,573

Ireland – 1.4%
Ingersoll-Rand PLC		11,000	379,390
Warner Chilcott PLC	(a)	20,200	461,570

			840,960

Israel – 1.3%
NICE Systems Ltd. – ADR	(a)	29,900	762,151

(continued)

Ohio National Fund, Inc.	International Small-Mid Company Portfolio (Continued)

Schedule of Investments	June 30, 2010 (Unaudited)

Common Stocks (Continued)		Shares	Value

Thailand – 1.1%
Banpu PCL	(b)	34,650	$646,025

Norway – 1.1%
Fred Olsen Energy ASA	(b)	14,300	367,391
Yara International ASA	(b)	9,550	268,446

			635,837

Bermuda – 1.0%
Invesco Ltd.		35,337	594,722

Jersey – 0.9%
United Business Media Ltd.	(b)	76,634	565,980

Mexico – 0.9%
Genomma Lab Internacional SA de CV	(a)	161,000	534,797

Gibraltar – 0.9%
PartyGaming PLC	(a)(b)	166,333	534,458

Chile – 0.9%
Sociedad Quimica y Minera de Chile SA – ADR Series B		16,200	528,282

Hong Kong – 0.8%
Dah Sing Financial Holdings Ltd.	(a)(b)	84,000	477,594

Guernsey – 0.7%
Amdocs Ltd.	(a)	16,300	437,655

Malaysia – 0.5%
Top Glove Corp. Bhd	(b)	75,000	316,985

Russia – 0.4%
Wimm-Bill-Dann Foods OJSC – ADR		14,900	265,220

Denmark – 0.4%
H Lundbeck A/S	(b)	16,500	225,068

Total Common Stocks (Cost $50,617,525)			$56,642,201

Exchange Traded Funds – 2.8%		Shares	Value

iShares MSCI EAFE Small Cap Index Fund		30,000	$975,600
iShares MSCI Emerging Markets Index Fund		18,898	705,273

Total Exchange Traded Funds (Cost $1,592,547)			$1,680,873

Money Market Funds – 2.5%		Shares	Value

State Street Institutional Liquid Reserves Fund Institutional Class 2		1,478,734	$1,478,734

Total Money Market Funds (Cost $1,478,734)			$1,478,734

Total Investments – 99.7% (Cost $53,688,806)			$59,801,808
Other Assets in Excess of Liabilities – 0.3%			169,880

Net Assets – 100.0%			$59,971,688

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depository Receipts

SDR: Swedish Depository Receipts

Footnotes:

(a)	Non-Income producing security.

(b)	Security traded on a foreign exchange has been valued at an estimate of fair value that is different than the local market close price. These fair value estimates are determined by an independent national fair valuation service that has been approved by the Board. These securities represent $44,783,676 or 74.7% of the Portfolio’s net assets.

(c)	As discussed in Note 2 of the Notes to Financial Statements, not all investments that are traded on a foreign exchange are valued at an estimate that is different from the local close price. In some instances, the independent fair valuation service uses the local close price because the confidence interval associated with an investment is below the 75% threshold. These securities represent $101,607 or 0.2% of the Portfolio’s net assets.

Other Portfolio securities are not subjected to fair valuation procedures because they are traded on domestic or foreign exchanges that have close times that are consistent with the U.S. market close, normally 4:00 pm Eastern Time. Exchange traded funds and rights are also not evaluated by the fair valuation service.

(d)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

Sector Classifications: (Percent of net assets)

Industrials	26.3%
Consumer Discretionary	17.1%
Information Technology	16.4%
Health Care	8.7%
Materials	8.7%
Energy	7.9%
Financials	4.9%
Consumer Staples	3.8%
Telecommunication Services	0.6%

94.4%

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	Aggressive Growth Portfolio

 Objective/Strategy

The Aggressive Growth Portfolio seeks long-term capital growth by investing primarily in domestic and foreign equity securities selected for growth potential.

 Performance as of June 30, 2010

Average Annual Total Returns:
One year	8.81%
Five years	2.21%
Ten years	-4.60%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the six-month period ended June 30, 2010, the Aggressive Growth Portfolio returned -10.23% versus -6.65% for the current benchmark, the S&P 500 Index.

Equity markets managed to sustain the rally that began in early March 2009 through April 2010, as economic momentum and positive earnings surprises provided a tailwind for equity prices. Concerns over sovereign creditworthiness in Europe, moderating economic data out of the U.S., and slowing growth in China set the tone for the latter half of the period. Mid-cap and small-cap indices out-performed large caps, while value-style indices topped growth. Energy and Materials led the S&P 500 Index lower. The best performing sectors of the benchmark included Industrials and Consumer Discretionary. Commodities were mixed, led by gains in gold and other precious metals, while natural gas was among the weakest performers.

Within this environment, the Portfolio under-performed its benchmark. Weak performing holdings within Financials, Consumer Discretionary and Health Care drove the Portfolio’s under-performance during the period. Meanwhile, our selections within Information Technology provided the largest boost to relative results.(1)

Exposure to the Euro and patent risks weighed on shares of biotechnology company Gilead Sciences, Inc. during the period. We think the company has attractive cash flows and growth potential. In addition, we have confidence in its management’s ability to ensure profitability over the long term.(1)

It was a tough environment for Internet company Google, Inc., which saw the value of its European business decline amid weakness in the Euro. We still think the company can improve its dominant market share by expanding its search technology across different areas, such as mobile devices. We continue to see strong growth potential worldwide over the long term for the company as its Android phones gain greater market share internationally. Yahoo!, Inc. declined during the period, suffering from weakness in equity prices and disappointing sales guidance from management. We think the market is failing to recognize the potential margin expansion and free cash flow growth. We also think the company is trading at an attractive valuation relative to this potential growth.(1)

Apple, Inc. remained a top contributor amid continued market share gains and the launch of the iPad and iPhone 4. We think the company remains a dominant player in the smart phone market and that its hardware and software integration remains a key driver of its market share gains in the personal computing space. Trimble Navigation Ltd. gained during the period. The company makes global positioning services (GPS) navigation and surveying devices. We think Trimble Navigation Ltd.’s products are cost-saving, productivity enhancing tools offering demonstrable returns to its customers in agriculture and construction. We also like the company’s solution-based products and potential to gain market share.(1)

Mead Johnson Nutrition Co., which specializes in pediatric nutrition and has a global brand franchise in its infant formula Enfamil, was another top contributor. We think spending on infant care will continue to grow worldwide, particularly as emerging market consumers become wealthier and are willing to pay for the perceived benefits of Mead Johnson Nutrition Co.’s high value supplements. The company has a strong distribution model and has demonstrated strong pricing power. We think this gives it compelling growth potential.(1)

The headwinds facing the U.S. economy strengthened during the latter half of the period, largely due to the growing European sovereign credit problems. On a positive note, rising demand from the emerging Asian consumer and business has helped stimulate global growth, offsetting softening demand from Europe. Furthermore, corporate balance sheets remain quite healthy, which could bode well for business spending and employment once some of the uncertainty clears up. In this challenging environment, our main focus continues to be individual stock selection and finding companies that are gaining market share and are not dependent on macroeconomic growth for their success. We continue to look for opportunities with company-specific drivers that suggest a long-term distinct competitive advantage, both in the U.S. and abroad.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2010.

(continued)

Ohio National Fund, Inc.	Aggressive Growth Portfolio (Continued)

 Change in Value of $10,000 Investment

	Aggressive Growth	S&P 500
	Portfolio	Index
06/30/2000	10000	10000
12/31/2000	7918	9128
06/30/2001	6028	8517
12/31/2001	5399	8043
06/30/2002	4556	6985
12/31/2002	3892	6266
06/30/2003	4416	7002
12/31/2003	5117	8063
06/30/2004	5295	8341
12/31/2004	5576	8940
06/30/2005	5595	8868
12/31/2005	6316	9380
06/30/2006	6176	9633
12/31/2006	6681	10861
06/30/2007	7589	11617
12/31/2007	8656	11458
06/30/2008	8281	10093
12/31/2008	4875	7219
06/30/2009	5736	7447
12/31/2009	6953	9129
06/30/2010	6241	8521

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P 500 Index is a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index presented herein includes the effects of reinvested dividends.

 Portfolio Composition as of June 30, 2010 (1)

% of Net Assets

Common Stocks (3)	98.5
Money Market Funds and Other Net Assets	1.5

100.0

 Top 10 Portfolio Holdings as of June 30, 2010 (1) (2)

	% of Net Assets

1.	Apple, Inc.	7.4
2.	Anheuser-Busch InBev NV	4.9
3.	Cisco Systems, Inc.	4.9
4.	Celgene Corp.	4.8
5.	Crown Castle International Corp.	4.3
6.	Bank of America Corp.	4.3
7.	Gilead Sciences, Inc.	3.6
8.	Davide Campari-Milano SpA	3.3
9.	Oracle Corp.	3.3
10.	Yahoo!, Inc.	3.2

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets

Information Technology	33.5
Financials	19.3
Consumer Staples	14.3
Health Care	10.8
Consumer Discretionary	8.4
Telecommunication Services	6.0
Energy	2.5
Industrials	2.3
Materials	1.4

98.5

Ohio National Fund, Inc.	Aggressive Growth Portfolio

Schedule of Investments	June 30, 2010 (Unaudited)

Common Stocks – 98.5%		Shares	Value

CONSUMER DISCRETIONARY – 8.4%
Ford Motor Co. (Automobiles)	(a)	51,700	$521,136
LG Electronics, Inc. (Household Durables)	(b)	2,820	214,444
News Corp. Class A (Media)		58,895	704,384
Limited Brands, Inc. (Specialty Retail)		22,735	501,762

			1,941,726

CONSUMER STAPLES – 14.3%
Anheuser-Busch InBev NV (Beverages)	(b)	23,645	1,136,884
Davide Campari-Milano SpA (Beverages)	(b)	156,120	766,161
CVS Caremark Corp. (Food & Staples Retailing)		17,295	507,089
Mead Johnson Nutrition Co. (Food Products)		6,825	342,069
Colgate-Palmolive Co. (Household Products)		4,085	321,735
Reckitt Benckiser Group PLC (Household Products)	(b)	4,535	210,942

			3,284,880

ENERGY – 2.5%
BG Group PLC (Oil, Gas & Consumable Fuels)	(b)	14,528	216,072
Petroleo Brasileiro SA – ADR (Oil, Gas & Consumable Fuels)		10,895	373,916

			589,988

FINANCIALS – 19.3%
Charles Schwab Corp. / The (Capital Markets)		32,028	454,157
Goldman Sachs Group, Inc. / The (Capital Markets)		1,850	242,850
CapitalSource, Inc. (Commercial Banks)		46,134	219,598
Standard Chartered PLC (Commercial Banks)	(b)	16,808	409,281
Bank of America Corp. (Diversified Financial Svs.)		68,565	985,279
CME Group, Inc. (Diversified Financial Svs.)		1,355	381,500
JPMorgan Chase & Co. (Diversified Financial Svs.)		13,315	487,462
MarketAxess Holdings, Inc. (Diversified Financial Svs.)		16,755	231,051
ACE Ltd. (Insurance)		7,595	390,991
Prudential PLC (Insurance)	(b)	59,810	451,123
Hang Lung Properties Ltd. (Real Estate Mgmt. & Development)	(b)	48,000	183,597

			4,436,889

HEALTH CARE – 10.8%
Celgene Corp. (Biotechnology)	(a)	21,765	1,106,097
Gilead Sciences, Inc. (Biotechnology)	(a)	24,248	831,221
Vertex Pharmaceuticals, Inc. (Biotechnology)	(a)	4,930	162,197
Intuitive Surgical, Inc. (Health Care Equip. & Supplies)	(a)	1,269	400,522

			2,500,037

INDUSTRIALS – 2.3%
United Parcel Service, Inc. Class B (Air Freight & Logistics)		5,190	295,259
CoStar Group, Inc. (Professional Svs.)	(a)	5,870	227,756

			523,015

INFORMATION TECHNOLOGY – 33.5%
Cisco Systems, Inc. (Communications Equip.)	(a)	53,225	1,134,225
QUALCOMM, Inc. (Communications Equip.)		10,065	330,535
Research In Motion Ltd. (Communications Equip.)	(a)	5,105	251,472
Apple, Inc. (Computers & Peripherals)	(a)	6,756	1,699,337
Amphenol Corp. Class A (Electronic Equip., Instr. & Comp.)		6,170	242,358
Trimble Navigation Ltd. (Electronic Equip., Instr. & Comp.)	(a)	23,870	668,360
Tyco Electronics Ltd. (Electronic Equip., Instr. & Comp.)		18,920	480,190
AOL, Inc. (Internet Software & Svs.)	(a)	23,295	484,303
Google, Inc. Class A (Internet Software & Svs.)	(a)	1,130	502,794
VistaPrint NV (Internet Software & Svs.)	(a)	8,160	387,518
Yahoo!, Inc. (Internet Software & Svs.)	(a)	54,055	747,581
Oracle Corp. (Software)		35,105	753,353
Salesforce.com, Inc. (Software)	(a)	448	38,447

			7,720,473

MATERIALS – 1.4%
Israel Chemicals Ltd. (Chemicals)	(b)	20,223	210,677
Vale SA – ADR (Metals & Mining)		4,711	114,713

			325,390

TELECOMMUNICATION SERVICES – 6.0%
America Movil SAB de CV – ADR (Wireless Telecom. Svs.)		3,600	171,000
Cellcom Israel Ltd. (Wireless Telecom. Svs.)		8,420	210,500
Crown Castle International Corp. (Wireless Telecom. Svs.)	(a)	26,680	994,097

			1,375,597

Total Common Stocks (Cost $22,412,724)			$22,697,995

VVPR Strips – 0.0% (c)		Quantity	Value

CONSUMER STAPLES – 0.0%
Anheuser-Busch InBev NV (Beverages)	(a)	6,992	$26

Total VVPR Strips (Cost $0)			$26

Money Market Funds – 1.5%		Shares	Value

Fidelity Institutional Money Market Funds Money Market Portfolio – Class I		338,000	$338,000

Total Money Market Funds (Cost $338,000)			$338,000

Total Investments – 100.0% (Cost $22,750,724)	(d)		$23,036,021
Other Assets in Excess of Liabilities – 0.0%			1,542

Net Assets – 100.0%			$23,037,563

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depository Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Security traded on a foreign exchange has been valued at an estimate of fair value that is different than the local market close price. These fair value estimates are determined by an independent national fair valuation service that has been approved by the Board. These securities represent $3,799,181 or 16.5% of the Portfolio’s net assets. Other Portfolio securities are not subjected to fair value procedures because they are traded on domestic or foreign exchanges that have close times that are consistent with the U.S. market close, normally 4:00 pm Eastern Time.

(c)	A VVPR Strip is a coupon attached to specific ordinary common shares that offers tax advantages. The coupon entitles a holder to reduced withholding tax rates on the dividends generated from the related common shares.

(d)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	Small Cap Growth Portfolio

 Objective/Strategy

The Small Cap Growth Portfolio seeks long-term capital appreciation by investing at least 80% of its net assets in stocks of small companies.

 Performance as of June 30, 2010

Average Annual Total Returns:
One year	22.43%
Five years	3.72%
Ten years	-5.42%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the six-month period ended June 30, 2010, the Small Cap Growth Portfolio returned -0.10% versus -2.31% for the current benchmark, the Russell 2000 Growth Index.

First quarter gains were more than erased in the second quarter, as European sovereign debt issues and worries over a wide contagion caused global markets to decline. During the first quarter, improving economic data that pointed to a strengthening global economy were somewhat offset by concerns of rising interest rates, tighter lending in China, as well as proposed regulations on large U.S. banks. Sovereign debt problems in Europe, namely Greece, Portugal and Spain, also weighed on market indices; although hopes rose for a bailout plan for Greece late in the period. In addition, the U.S. Federal Reserve (Fed) decided to keep interest rates at record lows for an extended period. In late April, the Russell 2000 Growth Index reached its highest level since August of 2008 on improving U.S. economic data and better-than-expected earnings. However, doubt that European countries could contain a contagion was the backdrop to a significant sell-off on May 6. Equities went lower later in May over worries that deep spending cuts under a European bailout plan could impact the continent’s recovery. Weak U.S. economic data led the benchmark index to its lowest level since October on June 30. For the six-month period, the benchmark index finished with modest losses and slightly lagged its value counterpart. Small caps, in general, significantly out-performed large caps for the period. Energy and Telecommunication Services were the weakest sectors within the benchmark index, while Consumer Discretionary and Consumer Staples were the only sectors to manage gains. Commodities were mixed with gold and silver leading the gainers, while sugar and natural gas led those with losses.

Our holdings in Health Care, Consumer Discretionary and Energy were the largest contributors to relative performance during the period. Our selections within Industrials and Materials, as well as our under-weight in Consumer Staples, were among the detractors.(1)

On an individual basis, SXC Health Solutions Corp. posted strong returns during the period. An acquisition enabled the pharmacy benefit manager (PBM) to expand its business, as there was little overlap between the two companies’ customer bases. We think the company’s transaction-based business continues to be appealing and that there could be further consolidation within the PBM market.(1)

Psychiatric Solutions, Inc. was also a key contributor after it received a take-out offer from hospital operator Universal Health Services. We sold the provider of in-patient, behavioral health-care services on the announcement.(1)

Euronet Worldwide, Inc. was the largest individual detractor. The company’s electronic payment business has been negatively impacted by the weakening Euro, reduced fees from card company Visa, and its exposure to central and eastern European countries, where sovereign debt issues remain a concern. We like the company for its recurring revenues and growth opportunities. Euronet Worldwide, Inc. also has an attractive ATM outsourcing business with market leading positions in Europe, India and China.(1)

Health-care technology company athenahealth, Inc. also weighed on performance. We think the leading software provider for managing physicians’ practices has an attractive growth business in electronic health records and is poised for dramatic growth over the next three to five years. The company is bringing modern technology capability to an area which has historically underinvested in technology.(1)

Mixed economic data and high volatility in the markets have left investors looking for direction. Second quarter earnings should give us a better indication of where the economy is headed. Regardless, we continue to focus on company fundamentals, which we feel matter the most for long-term performance.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2010.

 Change in Value of $10,000 Investment

	Small Cap	Russell 2000
	Growth Portfolio	Growth Index
06/30/2000	10000	10000
12/31/2000	6827	7663
06/30/2001	5004	7666
12/31/2001	4131	6956
06/30/2002	3403	5749
12/31/2002	2928	4851
06/30/2003	3391	5789
12/31/2003	4255	7206
06/30/2004	4249	7615
12/31/2004	4742	8237
06/30/2005	4765	7941
12/31/2005	5049	8579
06/30/2006	5432	9100
12/31/2006	6342	9724
06/30/2007	7276	10631
12/31/2007	7270	10409
06/30/2008	5681	9479
12/31/2008	3803	6397
06/30/2009	4678	7124
12/31/2009	5733	8602
06/30/2010	5728	8404

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 2000 Growth Index is a market-weighted total return index that measures the performance of companies within the Russell 2000 Index having higher price to book ratios and higher forecasted growth values. The Russell 2000 Index includes the 2000 firms from the Russell 3000 Index with the smallest market capitalizations. The Russell 3000 Index represents 98% of the investable U.S. equity markets. The index presented herein includes the effects of reinvested dividends.

(continued)

Ohio National Fund, Inc.	Small Cap Growth Portfolio (Continued)

 Portfolio Composition as of June 30, 2010 (1)

% of Net Assets

Common Stocks (3)	98.8
Money Market Funds Less Net Liabilities	1.2

100.0

 Top 10 Portfolio Holdings as of June 30, 2010 (1) (2)

	% of Net Assets

1.	Ultimate Software Group, Inc.	3.9
2.	SXC Health Solutions Corp.	3.5
3.	VistaPrint NV	2.6
4.	Jarden Corp.	2.6
5.	GSI Commerce, Inc.	2.4
6.	DG FastChannel, Inc.	2.4
7.	Solera Holdings, Inc.	2.4
8.	Lions Gate Entertainment Corp.	2.2
9.	LivePerson, Inc.	2.2
10.	Dresser-Rand Group, Inc.	1.9

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets

Information Technology	33.2
Health Care	22.8
Consumer Discretionary	20.4
Industrials	10.5
Financials	4.7
Energy	3.7
Telecommunication Services	1.9
Materials	1.6

98.8

Ohio National Fund, Inc.	Small Cap Growth Portfolio

Schedule of Investments	June 30, 2010 (Unaudited)

Common Stocks – 98.8%		Shares	Value

CONSUMER DISCRETIONARY – 20.4%
American Public Education, Inc. (Diversified Consumer Svs.)	(a)	8,133	$355,412
Bridgepoint Education, Inc. (Diversified Consumer Svs.)	(a)	18,977	300,026
ChinaCast Education Corp. (Diversified Consumer Svs.)	(a)	21,570	128,126
Grand Canyon Education, Inc. (Diversified Consumer Svs.)	(a)	7,828	183,410
National American University Holdings, Inc. (Diversified Consumer Svs.)		27,880	242,835
Princeton Review, Inc. (Diversified Consumer Svs.)	(a)	59,560	138,179
China Lodging Group Ltd. – ADR (Hotels, Restaurants & Leisure)	(a)	1,836	27,815
Morgans Hotel Group Co. (Hotels, Restaurants & Leisure)	(a)	9,034	55,650
Deer Consumer Products, Inc. (Household Durables)	(a)	15,795	131,099
Jarden Corp. (Household Durables)		21,352	573,728
DreamWorks Animation SKG, Inc. Class A (Media)	(a)	1,395	39,827
Genius Products, Inc. (Media)	(a)(c)	225	3,038
IMAX Corp. (Media)	(a)	25,862	377,585
Lions Gate Entertainment Corp. (Media)	(a)	71,980	502,420
MDC Partners, Inc. Class A (Media)		9,575	102,261
National CineMedia, Inc. (Media)		19,430	323,704
ReachLocal, Inc. (Media)	(a)	7,305	94,746
Saks, Inc. (Multiline Retail)	(a)	19,315	146,601
Tractor Supply Co. (Specialty Retail)		3,565	217,358
Skechers U.S.A., Inc. Class A (Textiles, Apparel & Luxury Goods)	(a)	11,755	429,293
True Religion Apparel, Inc. (Textiles, Apparel & Luxury Goods)	(a)	8,620	190,243

			4,563,356

ENERGY – 3.7%
Dresser-Rand Group, Inc. (Energy Equip. & Svs.)	(a)	13,735	433,339
World Fuel Services Corp. (Oil, Gas & Consumable Fuels)		14,743	382,434

			815,773

FINANCIALS – 4.7%
Epoch Holding Corp. (Capital Markets)		2,143	26,295
Financial Engines, Inc. (Capital Markets)	(a)	3,205	43,588
Cardtronics, Inc. (Consumer Finance)	(a)	10,755	139,385
MarketAxess Holdings, Inc. (Diversified Financial Svs.)		23,470	323,651
MSCI, Inc. Class A (Diversified Financial Svs.)	(a)	13,381	366,639
Fox Chase Bancorp, Inc. (Thrifts & Mortgage Finance)	(a)	5,955	56,989
Northwest Bancshares, Inc. (Thrifts & Mortgage Finance)		5,780	66,297
Territorial Bancorp, Inc. (Thrifts & Mortgage Finance)		1,915	36,289

			1,059,133

HEALTH CARE – 22.8%
Achillion Pharmaceuticals, Inc. (Biotechnology)	(a)	17,860	39,292
Acorda Therapeutics, Inc. (Biotechnology)	(a)	8,266	257,155
Incyte Corp Ltd. (Biotechnology)	(a)	14,215	157,360
Myriad Genetics, Inc. (Biotechnology)	(a)	3,952	59,082
HeartWare International, Inc. (Health Care Equip. & Supplies)	(a)	4,700	329,329
Natus Medical, Inc. (Health Care Equip. & Supplies)	(a)	11,910	194,014
Accretive Health, Inc. (Health Care Providers & Svs.)	(a)	3,045	40,285
Alliance HealthCare Services, Inc. (Health Care Providers & Svs.)	(a)	14,085	56,903
Amedisys, Inc. (Health Care Providers & Svs.)	(a)	5,190	228,204
Bio-Reference Labs, Inc. (Health Care Providers & Svs.)	(a)	9,930	220,148
Catalyst Health Solutions, Inc. (Health Care Providers & Svs.)	(a)	11,772	406,134
Concord Medical Services Holdings Ltd. – ADR (Health Care Providers & Svs.)	(a)	11,545	68,808
Health Grades, Inc. (Health Care Providers & Svs.)	(a)	30,943	185,658
HMS Holdings Corp. (Health Care Providers & Svs.)	(a)	5,803	314,639
LHC Group, Inc. (Health Care Providers & Svs.)	(a)	11,627	322,649
Mednax, Inc. (Health Care Providers & Svs.)	(a)	4,401	244,740
MWI Veterinary Supply, Inc. (Health Care Providers & Svs.)	(a)	4,215	211,846
Providence Service Corp. / The (Health Care Providers & Svs.)	(a)	3,176	44,464
PSS World Medical, Inc. (Health Care Providers & Svs.)	(a)	14,837	313,803
RadNet, Inc. (Health Care Providers & Svs.)	(a)	12,572	29,796
athenahealth, Inc. (Health Care Technology)	(a)	7,724	201,828
MedAssets, Inc. (Health Care Technology)	(a)	5,843	134,857
SXC Health Solutions Corp. (Health Care Technology)	(a)	10,559	773,447
Techne Corp. (Life Sciences Tools & Svs.)		1,957	112,430
Biovail Corp. (Pharmaceuticals)		7,400	142,376

			5,089,247

INDUSTRIALS – 10.5%
TransDigm Group, Inc. (Aerospace & Defense)		4,715	240,606
Ritchie Bros Auctioneers, Inc. (Commercial Svs. & Supplies)		6,731	122,639
Standard Parking Corp. (Commercial Svs. & Supplies)	(a)	15,295	242,120
Harbin Electric, Inc. (Electrical Equip.)	(a)	16,500	274,725
Barnes Group, Inc. (Machinery)		6,778	111,091
Wabash National Corp. (Machinery)	(a)	26,445	188,024
Wabtec Corp. (Machinery)		4,803	191,592
Horizon Lines, Inc. Class A (Marine)		34,933	147,767
CoStar Group, Inc. (Professional Svs.)	(a)	10,278	398,786
Odyssey Marine Exploration, Inc. (Professional Svs.)	(a)	457	457
Resources Connection, Inc. (Professional Svs.)	(a)	13,322	181,179
Landstar System, Inc. (Road & Rail)		3,250	126,718
Old Dominion Freight Line, Inc. (Road & Rail)	(a)	3,614	126,996

			2,352,700

INFORMATION TECHNOLOGY – 33.2%
DG FastChannel, Inc. (Communications Equip.)	(a)	16,562	539,590
DTS, Inc. (Electronic Equip., Instr. & Comp.)	(a)	11,095	364,693
Archipelago Learning, Inc. (Internet Software & Svs.)	(a)	5,870	67,094
Constant Contact, Inc. (Internet Software & Svs.)	(a)	8,458	180,409
GSI Commerce, Inc. (Internet Software & Svs.)	(a)	18,900	544,320
LivePerson, Inc. (Internet Software & Svs.)	(a)	70,640	484,590
NaviSite, Inc. (Internet Software & Svs.)	(a)	69,065	181,641
NIC, Inc. (Internet Software & Svs.)		26,893	172,384
SAVVIS, Inc. (Internet Software & Svs.)	(a)	9,519	140,405
TechTarget, Inc. (Internet Software & Svs.)	(a)	7,540	40,565
VistaPrint NV (Internet Software & Svs.)	(a)	12,090	574,154
Vocus, Inc. (Internet Software & Svs.)	(a)	14,587	222,889
Euronet Worldwide, Inc. (IT Svs.)	(a)	13,605	174,008

(continued)

Ohio National Fund, Inc.	Small Cap Growth Portfolio (Continued)

Schedule of Investments	June 30, 2010 (Unaudited)

Common Stocks (Continued)		Shares	Value

INFORMATION TECHNOLOGY (continued)
Gartner, Inc. (IT Svs.)	(a)	13,800	$320,850
Information Services Group, Inc. (IT Svs.)	(a)	4,244	8,488
SPS Commerce, Inc. (IT Svs.)	(a)	4,555	52,929
Atmel Corp. (Semiconductors & Equip.)	(a)	83,135	399,048
Ceva, Inc. (Semiconductors & Equip.)	(a)	22,340	281,484
Blackboard, Inc. (Software)	(a)	3,263	121,808
Concur Technologies, Inc. (Software)	(a)	4,081	174,177
Convio, Inc. (Software)	(a)	13,340	97,916
MICROS Systems, Inc. (Software)	(a)	7,475	238,228
MicroStrategy, Inc. Class A (Software)	(a)	1,595	119,769
Monotype Imaging Holdings, Inc. (Software)	(a)	18,584	167,442
Salary.com, Inc. (Software)	(a)	8,932	22,687
Solera Holdings, Inc. (Software)		14,737	533,479
SS&C Technologies Holdings, Inc. (Software)	(a)	4,725	75,742
SuccessFactors, Inc. (Software)	(a)	11,540	239,917
Ultimate Software Group, Inc. (Software)	(a)	26,697	877,263

			7,417,969

MATERIALS – 1.6%
Nalco Holding Co. (Chemicals)		10,678	218,472
Yongye International, Inc. (Chemicals)	(a)	19,260	132,701

			351,173

TELECOMMUNICATION SERVICES – 1.9%
inContact, Inc. (Diversified Telecom. Svs.)	(a)	33,519	82,122
SBA Communications Corp. Class A (Wireless Telecom. Svs.)	(a)	10,111	343,875

			425,997

Total Common Stocks (Cost $19,863,474)			$22,075,348

Warrants – 0.0%		Quantity	Value

CONSUMER DISCRETIONARY – 0.0%
PokerTek, Inc. (Acquired 04/23/2007, Cost $10,537) (Hotels, Restaurants & Leisure) Expiration: April 2012, Exercise Price: $10.80	(a)(b)(c)	2,172	$—

Total Warrants (Cost $10,537)			$—

Money Market Funds – 1.2%		Shares	Value

Fidelity Institutional Money Market Funds Money Market Portfolio – Class I		274,000	$274,000

Total Money Market Funds (Cost $274,000)			$274,000

Total Investments – 100.0% (Cost $20,148,011)	(d)		$22,349,348
Liabilities in Excess of Other Assets – (0.0)%			(1,677)

Net Assets – 100.0%			$22,347,671

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depository Receipts

Footnotes:

(a)	Non-income producing security.

(b)	A market quotation for this investment was not readily available at June 30, 2010. As discussed in Note 2 of the Notes to Financial Statements, the price for this issue was derived from an estimate of fair market value using methods determined in good faith by the Fund’s Pricing Committee under the supervision of the Board. This security represents $0 or 0.0% of the Portfolio’s net assets.

(c)	Represents a security deemed to be illiquid. At June 30, 2010, the value of illiquid securities in the Portfolio totalled $3,038 or 0.0% of the Portfolio’s net assets.

(d)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	Mid Cap Opportunity Portfolio

 Objective/Strategy

The Mid Cap Opportunity Portfolio seeks long-term total return by investing at least 80% of its net assets in equity securities of mid-cap companies, primarily those that are strategically positioned for long-term growth.

 Performance as of June 30, 2010

Average Annual Total Returns:
One year	21.24%
Five years	-1.52%
Ten years	-1.00%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the six-month period ended June 30, 2010, the Mid Cap Opportunity Portfolio returned -5.19% versus -3.31% for the current benchmark, the Russell Midcap Growth Index.

The U.S. and international equity markets broke a four-quarter winning streak with a sharp drop in the second quarter of 2010. This, in turn, erased gains from the previous quarter and sent most major indices into negative territory for the year-to-date period. The S&P 500 Index returned -11.43% during the second quarter and returned -6.65% during the six months ended June 30, 2010. Broad-based weakness produced negative returns for all sectors in the S&P 500 Index during the first half of 2010.

While the global markets reflected continued investor concern that Europe’s sovereign debt dilemma would spark another financial crisis, attention increasingly focused on evidence that the global economy was losing steam. In the U.S., the Federal Reserve Board remained cautious on growth, consumers were wary and private sector payroll growth was weaker than expected. In addition, fears of slowing Chinese demand negatively impacted commodity prices, while high crude oil inventory levels and British Petroleum’s disastrous oil spill in the Gulf of Mexico further pressured Energy stocks. During the second half of the reporting period, the Financials sector was among the weakest performers, as significant financial reform legislation neared the final stages and investors contemplated the impact to margins, earnings and multiples of banks.

The Portfolio under-performed its benchmark, the Russell Midcap Growth Index, because company-specific issues weighed on certain holdings in the Information Technology and Consumer Staples sectors. In contrast, strong stock selection within the Energy sector and an under-weight in Utilities aided returns.(1)

Netflix.com, Inc. was the top contributor to relative performance during the period after the company reported earnings that exceeded expectations. The company announced that it added over one and a half million subscribers in the most recent fiscal quarter and subsequently raised its full year earnings guidance. The company’s “watch instantly” service, which can stream movies and TV shows from the Internet directly to subscribers’ computers, continues to be a significant driver of new subscribers. Currently the service is available to stream content via a Roku receiver box and Sony’s BRAVIA line of Internet capable high-definition televisions, as well as the Microsoft Xbox 360, Sony Playstation 3, and Nintendo Wii video game consoles. We believe these platforms will continue to be a catalyst for subscriber growth.(1)

Shares of Amylin Pharmaceuticals, Inc. were up during the period as investors gained more confidence that the Food and Drug Administration (FDA) would approve Byetta Long-Acting-Release (LAR). A competing diabetes drug, liraglutide, received FDA approval, which may indicate that Byetta LAR is more likely to be approved. In addition, Amylin Pharmaceuticals, Inc.’s drug has shown fewer negative effects. We continue to have conviction in Amylin Pharmaceuticals, Inc., as we believe Byetta LAR is potentially the best-in-class drug for the treatment of type II diabetes.(1)

Core Laboratories NV contributed to performance over the past six months. The company provides field analytics to the oil and gas industry, including fracturing analysis and simulation technologies used to determine the quality and size of natural gas formations. Its shares rose after regulations were passed in Congress that would increase the regulation of fracturing in the U.S., which raises the importance of effective pre-fracturing analysis. In our view, the company is a leader in these services and will continue to benefit from the growth in the U.S. natural gas exploration industry.(1)

Formfactor, Inc. was a large detractor from performance during the period. The company designs and manufactures wafer probe cards that are used for testing semiconductor chips. While the company’s revenue generation has been consistent with market expectations, shares of the company traded down due to concerns that higher than expected supply chain costs would push margins below consensus expectations. Due to these near-term challenges, the company has reorganized its management team in order to return Formfactor, Inc. to profitability. In addition, we believe the company has a strong balance sheet and a significant amount of cash to engineer a turnaround and reduce its long term cost structure.(1)

Electronic payments processor, Global Payments, Inc., detracted from performance. Although the company reported earnings that were above expectations, revenues from Canada, an important geography for Global Payments, Inc., were weak. In addition, the company provided lower guidance for 2010 than previously anticipated. On the positive side, U.S. sales have stabilized after the recent economic downturn and there was strong growth in volumes from the company’s operations in Asia. We continue to have significant conviction in Global Payments, Inc., which we believe can utilize its solid balance sheet to continue its growth internationally. We added to our position on the price weakness.(1)

Data center solutions company, Equinix, Inc., detracted from performance during the period. Shares of Equinix, Inc. sold off as investors were nervous about the company’s exposure to Europe. In our view, this is short-term noise and the company’s core data center business remains robust and should continue to strengthen with its recent acquisition of Switch & Data. We believe Equinix, Inc. remains well-positioned to benefit from a number of secular trends, including cloud computing, demand for optimized network performance, and mobile data.(1)

During the period, we initiated a position in NetApp, Inc., a company that develops data storage hardware and software for enterprise clients. We believe NetApp, Inc. has a strong competitive position in an industry that is benefiting from several growth trends, such as virtualization, which we believe will increase the demand for the

(continued)

Ohio National Fund, Inc.	Mid Cap Opportunity Portfolio (Continued)

company’s storage products. NetApp, Inc. specializes in external networked storage, which has and, in our view, will continue to take share away from direct attached products. Within this space, we believe the company’s storage devices are easier to buy, install and manage than competing products. As a result, we believe that NetApp, Inc. is poised to gain market share as companies begin to increase corporate information technology spending. In the Consumer Discretionary sector, we added apparel company Phillips-Van Heusen Corp. We believe the company has a high quality brand portfolio that includes Calvin Klein, IZOD, Tommy Hilfiger and licenses for other brands such as Nautica and Timberland. The company has recently increased its focus on international expansion. Many international apparel markets are less consolidated than in the U.S., which we believe provides the company with opportunities for margin expansion as well as revenue growth potential.(1)

We sold out of Apollo Group, Inc., a company that provides private education programs at the undergraduate, graduate and doctoral levels through the Internet and on campuses. We continue to believe that Apollo Group, Inc. is a high-quality growth business that is benefiting from an increase in demand for online courses. However, we decided to sell out of our position due to the near-term uncertainty related to potential government regulations that may impact Apollo Group, Inc.’s long term business. We also decided to exit our position in Coach, Inc. Shares of Coach, Inc. have meaningfully appreciated over the past year, reducing the stock’s valuation discount. With the stock price now reflecting a better fundamental outlook for Coach, Inc., we decided to sell out of the name in order to fund positions with higher potential upside.(1)

The Portfolio’s top five performers were Netflix.com, Inc., Millipore Corp., Amylin Pharmaceuticals, Inc., Core Laboratories NV and Coach, Inc. The bottom five performers were Formfactor, Inc., Global Payments, Inc., Lazard Ltd., Alliant Techsystems, Inc., and Phillips-Van Heusen Corp. The top five contributors were Netflix.com, Inc., Amylin Pharmaceuticals, Inc., Core Laboratories NV, PetSmart, Inc. and Whiting Petroleum Corp. The top five detractors were Formfactor, Inc., Global Payments, Inc., Equinix, Inc., Staples, Inc. and Cameron International Corp.(1)

As we consider equity returns going forward, we believe that stock prices will be driven by company-specific fundamentals, specifically free cash flow and margin structure. In our view, the dramatic cost cutting that occurred in 2009 should provide certain companies with significant operating leverage. Our research efforts continue to be focused on companies that can grow revenue by gaining market share and determining whether the cost cutting was sustainable or transient. We believe that it will continue to be a stock-picker’s market and an investment manager’s ability to identity and purchase those companies best poised for earnings and free cash flow growth will be an important component of investor returns.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2010.

 Change in Value of $10,000 Investment

	Mid Cap	Russell Midcap
	Opportunity Portfolio	Growth Index
06/30/2000	10000	10000
12/31/2000	9096	7869
06/30/2001	8960	6849
12/31/2001	7929	6283
06/30/2002	6553	5045
12/31/2002	5897	4561
06/30/2003	7020	5416
12/31/2003	8630	6510
06/30/2004	9082	6896
12/31/2004	9800	7517
06/30/2005	9763	7645
12/31/2005	10778	8427
06/30/2006	11329	8642
12/31/2006	11818	9325
06/30/2007	13551	10347
12/31/2007	13929	10390
06/30/2008	11843	9682
12/31/2008	6785	5785
06/30/2009	7460	6746
12/31/2009	9540	8463
06/30/2010	9045	8182

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell Midcap Growth Index is a subset of the Russell Midcap Index, which measures the performance of the 800 smallest companies in the Russell 1000 Index. The Russell Midcap Growth Index measures the performance of those stocks of the Russell Midcap Index with higher price-to-book ratios and higher relative forecasted growth rates. The index presented herein includes the effects of reinvested dividends.

(continued)

Ohio National Fund, Inc.	Mid Cap Opportunity Portfolio (Continued)

 Portfolio Composition as of June 30, 2010 (1)

% of Net Assets

Common Stocks (3)	96.4
Money Market Funds Less Net Liabilities	3.6

100.0

 Top 10 Portfolio Holdings as of June 30, 2010 (1) (2)

	% of Net Assets

1.	St. Jude Medical, Inc.	2.5
2.	Global Payments, Inc.	2.5
3.	Ecolab, Inc.	2.4
4.	American Tower Corp. Class A	2.3
5.	Polo Ralph Lauren Corp.	2.2
6.	Cameron International Corp.	2.2
7.	Equinix, Inc.	2.1
8.	Iron Mountain, Inc.	2.1
9.	Bed Bath & Beyond, Inc.	2.1
10.	Northern Trust Corp.	2.1

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets

Information Technology	20.4
Consumer Discretionary	17.9
Health Care	12.7
Financials	11.7
Industrials	9.6
Energy	9.4
Consumer Staples	5.6
Telecommunication Services	5.5
Materials	3.6

96.4

Ohio National Fund, Inc.	Mid Cap Opportunity Portfolio

Schedule of Investments	June 30, 2010 (Unaudited)

Common Stocks – 96.4%		Shares	Value

CONSUMER DISCRETIONARY – 17.9%
Fortune Brands, Inc. (Household Durables)		17,577	$688,667
Newell Rubbermaid, Inc. (Household Durables)		73,119	1,070,462
NetFlix, Inc. (Internet & Catalog Retail)	(a)	2,713	294,767
Lamar Advertising Co. Class A (Media)	(a)	23,432	574,553
Advance Auto Parts, Inc. (Specialty Retail)		13,584	681,645
Bed Bath & Beyond, Inc. (Specialty Retail)	(a)	32,950	1,221,786
Dick’s Sporting Goods, Inc. (Specialty Retail)	(a)	21,810	542,851
GameStop Corp. Class A (Specialty Retail)	(a)	57,894	1,087,828
PetSmart, Inc. (Specialty Retail)		30,689	925,887
Staples, Inc. (Specialty Retail)		56,386	1,074,153
Phillips-Van Heusen Corp. (Textiles, Apparel & Luxury Goods)		18,537	857,707
Polo Ralph Lauren Corp. (Textiles, Apparel & Luxury Goods)		17,471	1,274,684

			10,294,990

CONSUMER STAPLES – 5.6%
Hansen Natural Corp. (Beverages)	(a)	30,583	1,196,101
Energizer Holdings, Inc. (Household Products)	(a)	17,788	894,381
Avon Products, Inc. (Personal Products)		41,762	1,106,693

			3,197,175

ENERGY – 9.4%
Cameron International Corp. (Energy Equip. & Svs.)	(a)	38,387	1,248,345
Core Laboratories NV (Energy Equip. & Svs.)		6,287	928,024
Dril-Quip, Inc. (Energy Equip. & Svs.)	(a)	16,311	718,010
Petrohawk Energy Corp. (Oil, Gas & Consumable Fuels)	(a)	42,615	723,176
Southwestern Energy Co. (Oil, Gas & Consumable Fuels)	(a)	24,256	937,252
Whiting Petroleum Corp. (Oil, Gas & Consumable Fuels)	(a)	10,897	854,543

			5,409,350

FINANCIALS – 11.7%
Lazard Ltd. Class A (Capital Markets)		23,517	628,139
Northern Trust Corp. (Capital Markets)		25,873	1,208,269
TD Ameritrade Holding Corp. (Capital Markets)	(a)	50,972	779,872
SLM Corp. (Consumer Finance)	(a)	85,141	884,615
IntercontinentalExchange, Inc. (Diversified Financial Svs.)	(a)	9,351	1,056,943
CB Richard Ellis Group, Inc. Class A (Real Estate Mgmt. & Development)	(a)	83,313	1,133,890
People’s United Financial, Inc. (Thrifts & Mortgage Finance)		75,790	1,023,165

			6,714,893

HEALTH CARE – 12.7%
Amylin Pharmaceuticals, Inc. (Biotechnology)	(a)	46,121	867,075
Biogen Idec, Inc. (Biotechnology)	(a)	20,966	994,837
Talecris Biotherapeutics Holdings Corp. (Biotechnology)	(a)	23,125	487,937
CareFusion Corp. (Health Care Equip. & Supplies)	(a)	18,180	412,686
C.R. Bard, Inc. (Health Care Equip. & Supplies)		13,358	1,035,646
St. Jude Medical, Inc. (Health Care Equip. & Supplies)	(a)	39,631	1,430,283
Emdeon, Inc. Class A (Health Care Providers & Svs.)	(a)	37,403	468,659
Henry Schein, Inc. (Health Care Providers & Svs.)	(a)	17,170	942,633
Charles River Laboratories International, Inc. (Life Sciences Tools & Svs.)	(a)	19,514	667,574

			7,307,330

INDUSTRIALS – 9.6%
Alliant Techsystems, Inc. (Aerospace & Defense)	(a)	11,976	743,230
C.H. Robinson Worldwide, Inc. (Air Freight & Logistics)		11,319	630,015
Iron Mountain, Inc. (Commercial Svs. & Supplies)		54,498	1,224,025
Quanta Services, Inc. (Construction & Engineering)	(a)	28,193	582,185
Rockwell Automation, Inc. (Electrical Equip.)		10,496	515,249
Roper Industries, Inc. (Electrical Equip.)		11,108	621,604
Kennametal, Inc. (Machinery)		29,318	745,557
Verisk Analytics, Inc. Class A (Professional Svs.)	(a)	16,170	483,483

			5,545,348

INFORMATION TECHNOLOGY – 20.4%
NetApp, Inc. (Computers & Peripherals)	(a)	18,706	697,921
Amphenol Corp. Class A (Electronic Equip., Instr. & Comp.)		26,505	1,041,116
FLIR Systems, Inc. (Electronic Equip., Instr. & Comp.)	(a)	28,685	834,447
Equinix, Inc. (Internet Software & Svs.)	(a)	15,116	1,227,722
Cognizant Technology Solutions Corp. Class A (IT Svs.)	(a)	13,077	654,635
Genpact Ltd. (IT Svs.)	(a)	26,787	416,002
Global Payments, Inc. (IT Svs.)		39,118	1,429,372
Western Union Co. / The (IT Svs.)		47,879	713,876
Altera Corp. (Semiconductors & Equip.)		29,612	734,674
Broadcom Corp. Class A (Semiconductors & Equip.)		21,151	697,348
Formfactor, Inc. (Semiconductors & Equip.)	(a)	51,394	555,055
Linear Technology Corp. (Semiconductors & Equip.)		20,248	563,097
Xilinx, Inc. (Semiconductors & Equip.)		28,197	712,256
Citrix Systems, Inc. (Software)	(a)	16,381	691,770
Salesforce.com, Inc. (Software)	(a)	8,999	772,294

			11,741,585

MATERIALS – 3.6%
Ecolab, Inc. (Chemicals)		30,372	1,364,007
Schweitzer-Mauduit International, Inc. (Paper & Forest Products)		13,639	688,088

			2,052,095

TELECOMMUNICATION SERVICES – 5.5%
tw telecom, Inc. (Diversified Telecom. Svs.)	(a)	63,838	1,064,818
American Tower Corp. Class A (Wireless Telecom. Svs.)	(a)	29,529	1,314,041
Crown Castle International Corp. (Wireless Telecom. Svs.)	(a)	20,951	780,634

			3,159,493

Total Common Stocks (Cost $57,842,521)			$55,422,259

Money Market Funds – 4.2%		Shares	Value

Fidelity Institutional Money Market Funds Prime Money Market Portfolio – Class I		2,384,000	$2,384,000

Total Money Market Funds (Cost $2,384,000)			$2,384,000

Total Investments – 100.6% (Cost $60,226,521)	(b)		$57,806,259
Liabilities in Excess of Other Assets – (0.6)%			(332,274)

Net Assets – 100.0%			$57,473,985

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	S&P 500® Index Portfolio

 Objective/Strategy

The S&P 500® Index Portfolio seeks total return that approximates the total return of the Standard & Poor’s 500® Index, at a risk level consistent with that of the S&P 500® Index.

 Performance as of June 30, 2010

Average Annual Total Returns:
One year	13.83%
Five years	-1.25%
Ten years	-2.33%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the six-month period ended June 30, 2010, the S&P 500® Index Portfolio returned -6.84% versus -6.65% for the current benchmark, the S&P 500® Index.

The Portfolio’s correlation with the S&P 500® Index was 99.9%. The high correlation is due to the fact that the Portfolio invests in each of the 500 stocks in the index. The Portfolio also invests in S&P 500 Depositary Receipts which mimic the return of the S&P 500® Index.(1)

The largest contributors to the index return for the period were Apple, Inc., Citigroup, Inc., Newmont Mining Corp., Bank of America Corp., and Berkshire Hathaway, Inc. Class B. The largest detractors for the period were Microsoft Corp., Exxon Mobil Corp., Google, Inc., Pfizer, Inc., and AT&T, Inc.

Stocks had a good first quarter in 2010, but then retreated in the second quarter mainly due to sovereign debt concerns and fear that the U.S. and world economies might enter into a double dip recession. The Federal Reserve is expected to keep the discount rate around zero through an accommodative monetary policy for the rest of the year. Economists expect strong corporate earnings for the rest of 2010. Unemployment, the housing market, and continued sovereign debt risks in the Euro-zone are issues to keep an eye on for the balance of 2010.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2010.

“Standard & Poor’s®”, “S&P®”, “S&P 500®” and “Standard & Poor’s 500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Ohio National Investments, Inc. (ONI). The S&P 500® Index Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor’s (“S&P”) and S&P makes no representation regarding the advisability of investing in the S&P 500® Index Portfolio. S&P makes no representation or warranty, express or implied, to the owners of the Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Portfolio particularly or the ability of the S&P 500® Index to track general stock market performance. S&P’s only relationship to ONI is the licensing of certain trademarks and trade names of S&P® and of the S&P 500® Index which is determined, composed and calculated by S&P® without regard to ONI or the S&P 500® Index Portfolio. S&P® has no obligation to take the needs of ONI or the owners of the Portfolio into consideration in determining, composing or calculating the S&P 500® Index. S&P® is not responsible for and has not participated in the determination of the prices and amount of the Portfolio or the timing of the issuance or sale of the Portfolio or in the determination or calculation of the equation by which the Portfolio is to be converted into cash. S&P® has no obligation or liability in connection with the administration, marketing or trading of the Portfolio.

 Change in Value of $10,000 Investment

	S&P 500ﬁ	S&P 500ﬁ
	Index Portfolio	Index
06/30/2000	10000	10000
12/31/2000	8986	9128
06/30/2001	8312	8517
12/31/2001	7787	8043
06/30/2002	6713	6985
12/31/2002	6026	6266
06/30/2003	6715	7002
12/31/2003	7704	8063
06/30/2004	7952	8341
12/31/2004	8498	8940
06/30/2005	8416	8868
12/31/2005	8877	9380
06/30/2006	9103	9633
12/31/2006	10235	10861
06/30/2007	10926	11617
12/31/2007	10753	11458
06/30/2008	9458	10093
12/31/2008	6742	7219
06/30/2009	6943	7447
12/31/2009	8484	9129
06/30/2010	7903	8521

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting. Investors cannot invest directly in an index, although they can invest in its underlying securities or funds.

The S&P 500® Index is a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index presented herein includes the effects of reinvested dividends.

(continued)

Ohio National Fund, Inc.	S&P 500® Index Portfolio (Continued)

 Portfolio Composition as of June 30, 2010 (1)

% of Net Assets

Common Stocks (3)	98.9
Exchange Traded Funds	0.8
Repurchase Agreements Less Net Liabilities	0.3

100.0

 Top 10 Portfolio Holdings as of June 30, 2010 (1) (2)

		% of Net Assets

1.	Exxon Mobil Corp.	3.1
2.	Apple, Inc.	2.4
3.	Microsoft Corp.	1.9
4.	Procter & Gamble Co. / The	1.8
5.	Johnson & Johnson	1.7
6.	International Business Machines Corp.	1.7
7.	General Electric Co.	1.6
8.	JPMorgan Chase & Co.	1.5
9.	Bank of America Corp.	1.5
10.	AT&T, Inc.	1.5

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets

Information Technology	18.5
Financials	16.1
Health Care	12.0
Consumer Staples	11.4
Energy	10.6
Industrials	10.2
Consumer Discretionary	10.0
Utilities	3.7
Materials	3.4
Telecommunication Services	3.0

98.9

Ohio National Fund, Inc.	S&P 500® Index Portfolio

Schedule of Investments	June 30, 2010 (Unaudited)

Common Stocks – 98.9%		Shares	Value

CONSUMER DISCRETIONARY – 10.0%
Goodyear Tire & Rubber Co. / The (Auto Components)	(a)	3,700	$36,778
Johnson Controls, Inc. (Auto Components)		10,400	279,448
Ford Motor Co. (Automobiles)	(a)	52,387	528,061
Harley-Davidson, Inc. (Automobiles)		3,600	80,028
Genuine Parts Co. (Distributors)		2,400	94,680
Apollo Group, Inc. Class A (Diversified Consumer Svs.)	(a)	1,900	80,693
DeVry, Inc. (Diversified Consumer Svs.)		1,000	52,490
H&R Block, Inc. (Diversified Consumer Svs.)		5,100	80,019
Carnival Corp. (Hotels, Restaurants & Leisure)		6,700	202,608
Darden Restaurants, Inc. (Hotels, Restaurants & Leisure)		2,200	85,470
International Game Technology (Hotels, Restaurants & Leisure)		4,600	72,220
Marriott International, Inc. Class A (Hotels, Restaurants & Leisure)		3,946	118,143
McDonald’s Corp. (Hotels, Restaurants & Leisure)		16,600	1,093,442
Starbucks Corp. (Hotels, Restaurants & Leisure)		11,500	279,450
Starwood Hotels & Resorts Worldwide, Inc. (Hotels, Restaurants & Leisure)		2,900	120,147
Wyndham Worldwide Corp. (Hotels, Restaurants & Leisure)		2,760	55,586
Wynn Resorts Ltd. (Hotels, Restaurants & Leisure)		1,100	83,897
Yum! Brands, Inc. (Hotels, Restaurants & Leisure)		7,200	281,088
D.R. Horton, Inc. (Household Durables)		4,300	42,269
Fortune Brands, Inc. (Household Durables)		2,300	90,114
Harman International Industries, Inc. (Household Durables)	(a)	1,100	32,879
Leggett & Platt, Inc. (Household Durables)		2,300	46,138
Lennar Corp. Class A (Household Durables)		2,500	34,775
Newell Rubbermaid, Inc. (Household Durables)		4,300	62,952
Pulte Group, Inc. (Household Durables)	(a)	4,850	40,158
Stanley Black & Decker, Inc. (Household Durables)		2,447	123,622
Whirlpool Corp. (Household Durables)		1,155	101,432
Amazon.com, Inc. (Internet & Catalog Retail)	(a)	5,300	579,078
Expedia, Inc. (Internet & Catalog Retail)		3,200	60,096
priceline.com, Inc. (Internet & Catalog Retail)	(a)	700	123,578
Eastman Kodak Co. (Leisure Equip. & Products)	(a)	4,100	17,794
Hasbro, Inc. (Leisure Equip. & Products)		2,000	82,200
Mattel, Inc. (Leisure Equip. & Products)		5,600	118,496
CBS Corp. Class B (Media)		10,450	135,118
Comcast Corp. Class A (Media)		43,453	754,779
DIRECTV Class A (Media)	(a)	14,000	474,880
Discovery Communications, Inc. Class A (Media)	(a)	4,400	157,124
Gannett Co., Inc. (Media)		3,700	49,802
Interpublic Group of Cos., Inc. / The (Media)	(a)	7,523	53,639
McGraw-Hill Cos., Inc. / The (Media)		4,900	137,886
Meredith Corp. (Media)		600	18,678
New York Times Co. / The Class A (Media)	(a)	1,800	15,570
News Corp. Class A (Media)		34,700	415,012
Omnicom Group, Inc. (Media)		4,700	161,210
Scripps Networks Interactive, Inc. Class A (Media)		1,400	56,476
Time Warner Cable, Inc. (Media)		5,432	282,898
Time Warner, Inc. (Media)		17,566	507,833
Viacom, Inc. Class B (Media)		9,350	293,309
Walt Disney Co. / The (Media)		30,100	948,150
Washington Post Co. / The Class B (Media)		100	41,048
Big Lots, Inc. (Multiline Retail)	(a)	1,200	38,508
Family Dollar Stores, Inc. (Multiline Retail)		2,100	79,149
J.C. Penney Co., Inc. (Multiline Retail)		3,600	77,328
Kohl’s Corp. (Multiline Retail)	(a)	4,700	223,250
Macy’s, Inc. (Multiline Retail)		6,476	115,920
Nordstrom, Inc. (Multiline Retail)		2,600	83,694
Sears Holdings Corp. (Multiline Retail)	(a)	701	45,320
Target Corp. (Multiline Retail)		11,300	555,621
Abercrombie & Fitch Co. Class A (Specialty Retail)		1,400	42,966
AutoNation, Inc. (Specialty Retail)	(a)	1,400	27,300
AutoZone, Inc. (Specialty Retail)	(a)	500	96,610
Bed Bath & Beyond, Inc. (Specialty Retail)	(a)	4,100	152,028
Best Buy Co., Inc. (Specialty Retail)		5,275	178,611
CarMax, Inc. (Specialty Retail)	(a)	3,400	67,660
GameStop Corp. Class A (Specialty Retail)	(a)	2,400	45,096
Gap, Inc. / The (Specialty Retail)		6,950	135,247
Home Depot, Inc. (Specialty Retail)		25,900	727,013
Lowe’s Cos., Inc. (Specialty Retail)		22,000	449,240
Limited Brands, Inc. (Specialty Retail)		4,200	92,694
Office Depot, Inc. (Specialty Retail)	(a)	4,200	16,968
O’Reilly Automotive, Inc. (Specialty Retail)	(a)	2,100	99,876
RadioShack Corp. (Specialty Retail)		1,900	37,069
Ross Stores, Inc. (Specialty Retail)		1,900	101,251
Staples, Inc. (Specialty Retail)		11,200	213,360
Tiffany & Co. (Specialty Retail)		2,000	75,820
TJX Cos., Inc. (Specialty Retail)		6,300	264,285
Urban Outfitters, Inc. (Specialty Retail)	(a)	2,000	68,780
Coach, Inc. (Textiles, Apparel & Luxury Goods)		4,700	171,785
NIKE, Inc. Class B (Textiles, Apparel & Luxury Goods)		6,000	405,300
Polo Ralph Lauren Corp. (Textiles, Apparel & Luxury Goods)		1,000	72,960
V.F. Corp. (Textiles, Apparel & Luxury Goods)		1,400	99,652

			14,543,602

CONSUMER STAPLES – 11.4%
Brown-Forman Corp. Class B (Beverages)		1,650	94,429
Coca-Cola Co. / The (Beverages)		35,500	1,779,260
Coca-Cola Enterprises, Inc. (Beverages)		5,000	129,300
Constellation Brands, Inc. Class A (Beverages)	(a)	3,000	46,860
Dr Pepper Snapple Group, Inc. (Beverages)		3,800	142,082
Molson Coors Brewing Co. Class B (Beverages)		2,400	101,664
PepsiCo, Inc. (Beverages)		24,847	1,514,425
Costco Wholesale Corp. (Food & Staples Retailing)		6,800	372,844
CVS Caremark Corp. (Food & Staples Retailing)		20,920	613,374
Kroger Co. / The (Food & Staples Retailing)		9,900	194,931
Safeway, Inc. (Food & Staples Retailing)		6,000	117,960
SUPERVALU, Inc. (Food & Staples Retailing)		3,219	34,894
Sysco Corp. (Food & Staples Retailing)		9,100	259,987
Walgreen Co. (Food & Staples Retailing)		15,100	403,170
Wal-Mart Stores, Inc. (Food & Staples Retailing)		32,000	1,538,240
Whole Foods Market, Inc. (Food & Staples Retailing)	(a)	2,600	93,652
Archer-Daniels-Midland Co. (Food Products)		9,850	254,327
Campbell Soup Co. (Food Products)		2,900	103,907
ConAgra Foods, Inc. (Food Products)		6,900	160,908
Dean Foods Co. (Food Products)	(a)	2,800	28,196
General Mills, Inc. (Food Products)		10,200	362,304
Hershey Co. / The (Food Products)		2,600	124,618
H.J. Heinz Co. (Food Products)		4,900	211,778
Hormel Foods Corp. (Food Products)		1,100	44,528
J.M. Smucker Co. / The (Food Products)		1,800	108,396
Kellogg Co. (Food Products)		3,900	196,170
Kraft Foods, Inc. Class A (Food Products)		26,876	752,528
McCormick & Co., Inc. (Food Products)		2,000	75,920
Mead Johnson Nutrition Co. (Food Products)		3,151	157,928
Sara Lee Corp. (Food Products)		10,200	143,820
Tyson Foods, Inc. Class A (Food Products)		4,700	77,033
Clorox Co. (Household Products)		2,200	136,752
Colgate-Palmolive Co. (Household Products)		7,500	590,700
Kimberly-Clark Corp. (Household Products)		6,400	388,032
Procter & Gamble Co. / The (Household Products)		44,322	2,658,433
Avon Products, Inc. (Personal Products)		6,600	174,900
Estee Lauder Cos., Inc. / The Class A (Personal Products)		1,800	100,314

(continued)

Ohio National Fund, Inc.	S&P 500® Index Portfolio (Continued)

Schedule of Investments	June 30, 2010 (Unaudited)

Common Stocks (Continued)		Shares	Value

CONSUMER STAPLES (continued)
Altria Group, Inc. (Tobacco)		32,000	$641,280
Lorillard, Inc. (Tobacco)		2,397	172,536
Philip Morris International, Inc. (Tobacco)		28,500	1,306,440
Reynolds American, Inc. (Tobacco)		2,600	135,512

			16,544,332

ENERGY – 10.6%
Baker Hughes, Inc. (Energy Equip. & Svs.)		6,641	276,066
Cameron International Corp. (Energy Equip. & Svs.)	(a)	3,800	123,576
Diamond Offshore Drilling, Inc. (Energy Equip. & Svs.)		1,100	68,409
FMC Technologies, Inc. (Energy Equip. & Svs.)	(a)	1,900	100,054
Halliburton Co. (Energy Equip. & Svs.)		13,900	341,245
Helmerich & Payne, Inc. (Energy Equip. & Svs.)		1,600	58,432
Nabors Industries Ltd. (Energy Equip. & Svs.)	(a)	4,400	77,528
National Oilwell Varco, Inc. (Energy Equip. & Svs.)		6,400	211,648
Rowan Cos., Inc. (Energy Equip. & Svs.)	(a)	1,800	39,492
Schlumberger Ltd. (Energy Equip. & Svs.)		18,400	1,018,256
Smith International, Inc. (Energy Equip. & Svs.)		3,800	143,070
Anadarko Petroleum Corp. (Oil, Gas & Consumable Fuels)		7,600	274,284
Apache Corp. (Oil, Gas & Consumable Fuels)		5,222	439,640
Cabot Oil & Gas Corp. (Oil, Gas & Consumable Fuels)		1,600	50,112
Chesapeake Energy Corp. (Oil, Gas & Consumable Fuels)		10,000	209,500
Chevron Corp. (Oil, Gas & Consumable Fuels)		30,938	2,099,453
ConocoPhillips (Oil, Gas & Consumable Fuels)		22,900	1,124,161
Consol Energy, Inc. (Oil, Gas & Consumable Fuels)		3,500	118,160
Denbury Resources, Inc. (Oil, Gas & Consumable Fuels)	(a)	6,100	89,304
Devon Energy Corp. (Oil, Gas & Consumable Fuels)		6,900	420,348
El Paso Corp. (Oil, Gas & Consumable Fuels)		10,800	119,988
EOG Resources, Inc. (Oil, Gas & Consumable Fuels)		3,900	383,643
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)		78,664	4,489,354
Hess Corp. (Oil, Gas & Consumable Fuels)		4,500	226,530
Marathon Oil Corp. (Oil, Gas & Consumable Fuels)		10,920	339,503
Massey Energy Co. (Oil, Gas & Consumable Fuels)		1,600	43,760
Murphy Oil Corp. (Oil, Gas & Consumable Fuels)		2,900	143,695
Noble Energy, Inc. (Oil, Gas & Consumable Fuels)		2,700	162,891
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)		12,500	964,375
Peabody Energy Corp. (Oil, Gas & Consumable Fuels)		4,100	160,433
Pioneer Natural Resources Co. (Oil, Gas & Consumable Fuels)		1,800	107,010
Range Resources Corp. (Oil, Gas & Consumable Fuels)		2,500	100,375
Southwestern Energy Co. (Oil, Gas & Consumable Fuels)	(a)	5,300	204,792
Spectra Energy Corp. (Oil, Gas & Consumable Fuels)		10,018	201,061
Sunoco, Inc. (Oil, Gas & Consumable Fuels)		1,900	66,063
Tesoro Corp. (Oil, Gas & Consumable Fuels)		2,200	25,674
Valero Energy Corp. (Oil, Gas & Consumable Fuels)		8,700	156,426
Williams Cos., Inc. / The (Oil, Gas & Consumable Fuels)		9,000	164,520

			15,342,831

FINANCIALS – 16.1%
Ameriprise Financial, Inc. (Capital Markets)		3,980	143,797
Bank of New York Mellon Corp. / The (Capital Markets)		18,711	461,975
Charles Schwab Corp. / The (Capital Markets)		15,100	214,118
E*Trade Financial Corp. (Capital Markets)	(a)	3,090	36,524
Federated Investors, Inc. Class B (Capital Markets)		1,400	28,994
Franklin Resources, Inc. (Capital Markets)		2,300	198,237
Goldman Sachs Group, Inc. / The (Capital Markets)		7,950	1,043,597
Invesco Ltd. (Capital Markets)		7,200	121,176
Janus Capital Group, Inc. (Capital Markets)		2,800	24,864
Legg Mason, Inc. (Capital Markets)		2,500	70,075
Morgan Stanley (Capital Markets)		21,500	499,015
Northern Trust Corp. (Capital Markets)		3,700	172,790
State Street Corp. (Capital Markets)		7,700	260,414
T. Rowe Price Group, Inc. (Capital Markets)		4,000	177,560
BB&T Corp. (Commercial Banks)		10,600	278,886
Comerica, Inc. (Commercial Banks)		2,700	99,441
Fifth Third Bancorp (Commercial Banks)		12,250	150,553
First Horizon National Corp. (Commercial Banks)	(a)	3,543	40,569
Huntington Bancshares, Inc. (Commercial Banks)		11,000	60,940
KeyCorp (Commercial Banks)		13,500	103,815
M&T Bank Corp. (Commercial Banks)		1,300	110,435
Marshall & Ilsley Corp. (Commercial Banks)		8,100	58,158
PNC Financial Services Group, Inc. (Commercial Banks)		8,142	460,023
Regions Financial Corp. (Commercial Banks)		18,375	120,908
SunTrust Banks, Inc. (Commercial Banks)		7,700	179,410
U.S. Bancorp (Commercial Banks)		29,490	659,102
Wells Fargo & Co. (Commercial Banks)		80,213	2,053,453
Zions Bancorporation (Commercial Banks)		2,500	53,925
American Express Co. (Consumer Finance)		18,500	734,450
Capital One Financial Corp. (Consumer Finance)		7,073	285,042
Discover Financial Services (Consumer Finance)		8,350	116,733
SLM Corp. (Consumer Finance)	(a)	7,500	77,925
Bank of America Corp. (Diversified Financial Svs.)		154,327	2,217,679
Citigroup, Inc. (Diversified Financial Svs.)	(a)	347,769	1,307,611
CME Group, Inc. (Diversified Financial Svs.)		1,025	288,589
IntercontinentalExchange, Inc. (Diversified Financial Svs.)	(a)	1,100	124,333
JPMorgan Chase & Co. (Diversified Financial Svs.)		61,243	2,242,106
Leucadia National Corp. (Diversified Financial Svs.)	(a)	2,900	56,579
Moody’s Corp. (Diversified Financial Svs.)		3,000	59,760
NASDAQ OMX Group, Inc. / The (Diversified Financial Svs.)	(a)	2,200	39,116
NYSE Euronext (Diversified Financial Svs.)		4,000	110,520
Aflac, Inc. (Insurance)		7,200	307,224
Allstate Corp. / The (Insurance)		8,300	238,459
American International Group, Inc. (Insurance)	(a)	2,095	72,152
AON Corp. (Insurance)		4,100	152,192
Assurant, Inc. (Insurance)		1,700	58,990
Berkshire Hathaway, Inc. Class B (Insurance)	(a)	25,491	2,031,378
Chubb Corp. (Insurance)		5,000	250,050
Cincinnati Financial Corp. (Insurance)		2,466	63,795
Genworth Financial, Inc. Class A (Insurance)	(a)	7,500	98,025
Hartford Financial Services Group, Inc. (Insurance)		6,800	150,484
Lincoln National Corp. (Insurance)		4,686	113,823
Loews Corp. (Insurance)		5,361	178,575
Marsh & McLennan Cos., Inc. (Insurance)		8,300	187,165
MetLife, Inc. (Insurance)		12,600	475,776
Principal Financial Group, Inc. (Insurance)		4,900	114,856
Progressive Corp. / The (Insurance)		10,300	192,816
Prudential Financial, Inc. (Insurance)		7,200	386,352
Torchmark Corp. (Insurance)		1,300	64,363
Travelers Cos., Inc. / The (Insurance)		7,659	377,206
Unum Group (Insurance)		5,100	110,670
XL Capital Ltd. (Insurance)		5,300	84,853

(continued)

Ohio National Fund, Inc.	S&P 500® Index Portfolio (Continued)

Schedule of Investments	June 30, 2010 (Unaudited)

Common Stocks (Continued)		Shares	Value

FINANCIALS (continued)
Apartment Investment & Management Co. Class A (Real Estate Investment Trusts)		1,773	$34,343
AvalonBay Communities, Inc. (Real Estate Investment Trusts)		1,231	114,938
Boston Properties, Inc. (Real Estate Investment Trusts)		2,100	149,814
Equity Residential (Real Estate Investment Trusts)		4,400	183,216
HCP, Inc. (Real Estate Investment Trusts)		4,500	145,125
Health Care REIT, Inc. (Real Estate Investment Trusts)		1,900	80,028
Host Hotels & Resorts, Inc. (Real Estate Investment Trusts)		10,102	136,175
Kimco Realty Corp. (Real Estate Investment Trusts)		6,200	83,328
Plum Creek Timber Co., Inc. (Real Estate Investment Trusts)		2,500	86,325
ProLogis (Real Estate Investment Trusts)		7,300	73,949
Public Storage (Real Estate Investment Trusts)		2,100	184,611
Simon Property Group, Inc. (Real Estate Investment Trusts)		4,462	360,307
Ventas, Inc. (Real Estate Investment Trusts)		2,400	112,680
Vornado Realty Trust (Real Estate Investment Trusts)		2,393	174,569
CB Richard Ellis Group, Inc. Class A (Real Estate Mgmt. & Development)	(a)	4,200	57,162
Hudson City Bancorp, Inc. (Thrifts & Mortgage Finance)		7,300	89,352
People’s United Financial, Inc. (Thrifts & Mortgage Finance)		5,800	78,300

			23,396,623

HEALTH CARE – 12.0%
Amgen, Inc. (Biotechnology)	(a)	14,706	773,536
Biogen Idec, Inc. (Biotechnology)	(a)	4,145	196,680
Celgene Corp. (Biotechnology)	(a)	7,100	360,822
Cephalon, Inc. (Biotechnology)	(a)	1,200	68,100
Genzyme Corp. (Biotechnology)	(a)	4,100	208,157
Gilead Sciences, Inc. (Biotechnology)	(a)	13,700	469,636
Baxter International, Inc. (Health Care Equip. & Supplies)		9,200	373,888
Becton Dickinson and Co. (Health Care Equip. & Supplies)		3,600	243,432
Boston Scientific Corp. (Health Care Equip. & Supplies)	(a)	23,303	135,157
CareFusion Corp. (Health Care Equip. & Supplies)	(a)	2,750	62,425
C.R. Bard, Inc. (Health Care Equip. & Supplies)		1,500	116,295
DENTSPLY International, Inc. (Health Care Equip. & Supplies)		2,300	68,793
Hospira, Inc. (Health Care Equip. & Supplies)	(a)	2,510	144,200
Intuitive Surgical, Inc. (Health Care Equip. & Supplies)	(a)	600	189,372
Medtronic, Inc. (Health Care Equip. & Supplies)		16,900	612,963
St. Jude Medical, Inc. (Health Care Equip. & Supplies)	(a)	5,000	180,450
Stryker Corp. (Health Care Equip. & Supplies)		4,300	215,258
Varian Medical Systems, Inc. (Health Care Equip. & Supplies)	(a)	1,900	99,332
Zimmer Holdings, Inc. (Health Care Equip. & Supplies)	(a)	3,170	171,339
Aetna, Inc. (Health Care Providers & Svs.)		6,500	171,470
AmerisourceBergen Corp. (Health Care Providers & Svs.)		4,300	136,525
Cardinal Health, Inc. (Health Care Providers & Svs.)		5,600	188,216
CIGNA Corp. (Health Care Providers & Svs.)		4,300	133,558
Coventry Health Care, Inc. (Health Care Providers & Svs.)	(a)	2,300	40,664
DaVita, Inc. (Health Care Providers & Svs.)	(a)	1,600	99,904
Express Scripts, Inc. (Health Care Providers & Svs.)	(a)	8,400	394,968
Humana, Inc. (Health Care Providers & Svs.)	(a)	2,600	118,742
Laboratory Corp of America Holdings (Health Care Providers & Svs.)	(a)	1,600	120,560
McKesson Corp. (Health Care Providers & Svs.)		4,200	282,072
Medco Health Solutions, Inc. (Health Care Providers & Svs.)	(a)	7,076	389,746
Patterson Cos., Inc. (Health Care Providers & Svs.)		1,400	39,942
Quest Diagnostics, Inc. (Health Care Providers & Svs.)		2,300	114,471
Tenet Healthcare Corp. (Health Care Providers & Svs.)	(a)	6,750	29,295
UnitedHealth Group, Inc. (Health Care Providers & Svs.)		17,500	497,000
WellPoint, Inc. (Health Care Providers & Svs.)	(a)	6,600	322,938
Cerner Corp. (Health Care Technology)	(a)	1,000	75,890
Life Technologies Corp. (Life Sciences Tools & Svs.)	(a)	2,817	133,103
Millipore Corp. (Life Sciences Tools & Svs.)	(a)	900	95,985
PerkinElmer, Inc. (Life Sciences Tools & Svs.)		1,800	37,206
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Svs.)	(a)	6,300	309,015
Waters Corp. (Life Sciences Tools & Svs.)	(a)	1,400	90,580
Abbott Laboratories (Pharmaceuticals)		23,800	1,113,364
Allergan, Inc. (Pharmaceuticals)		4,700	273,822
Bristol-Myers Squibb Co. (Pharmaceuticals)		26,469	660,137
Eli Lilly & Co. (Pharmaceuticals)		15,600	522,600
Forest Laboratories, Inc. (Pharmaceuticals)	(a)	4,700	128,921
Johnson & Johnson (Pharmaceuticals)		42,400	2,504,144
King Pharmaceuticals, Inc. (Pharmaceuticals)	(a)	3,800	28,842
Merck & Co., Inc. (Pharmaceuticals)		47,994	1,678,350
Mylan, Inc. (Pharmaceuticals)	(a)	4,800	81,792
Pfizer, Inc. (Pharmaceuticals)		124,110	1,769,809
Watson Pharmaceuticals, Inc. (Pharmaceuticals)	(a)	1,600	64,912

			17,338,378

INDUSTRIALS – 10.2%
Boeing Co. / The (Aerospace & Defense)		11,700	734,175
General Dynamics Corp. (Aerospace & Defense)		5,900	345,504
Goodrich Corp. (Aerospace & Defense)		1,900	125,875
Honeywell International, Inc. (Aerospace & Defense)		11,800	460,554
ITT Corp. (Aerospace & Defense)		2,800	125,776
L-3 Communications Holdings, Inc. (Aerospace & Defense)		1,800	127,512
Lockheed Martin Corp. (Aerospace & Defense)		4,800	357,600
Northrop Grumman Corp. (Aerospace & Defense)		4,600	250,424
Precision Castparts Corp. (Aerospace & Defense)		2,200	226,424
Raytheon Co. (Aerospace & Defense)		5,900	285,501
Rockwell Collins, Inc. (Aerospace & Defense)		2,400	127,512
United Technologies Corp. (Aerospace & Defense)		14,400	934,704
C.H. Robinson Worldwide, Inc. (Air Freight & Logistics)		2,600	144,716
Expeditors International of Washington, Inc. (Air Freight & Logistics)		3,300	113,883
FedEx Corp. (Air Freight & Logistics)		4,800	336,528
United Parcel Service, Inc. Class B (Air Freight & Logistics)		15,200	864,728
Southwest Airlines Co. (Airlines)		11,500	127,765
Masco Corp. (Building Products)		5,500	59,180
Avery Dennison Corp. (Commercial Svs. & Supplies)		1,700	54,621
Cintas Corp. (Commercial Svs. & Supplies)		2,000	47,940
Iron Mountain, Inc. (Commercial Svs. & Supplies)		2,800	62,888
Pitney Bowes, Inc. (Commercial Svs. & Supplies)		3,200	70,272

(continued)

Ohio National Fund, Inc.	S&P 500® Index Portfolio (Continued)

Schedule of Investments	June 30, 2010 (Unaudited)

Common Stocks (Continued)		Shares	Value

INDUSTRIALS (continued)
Republic Services, Inc. (Commercial Svs. & Supplies)		4,980	$148,055
R.R. Donnelley & Sons Co. (Commercial Svs. & Supplies)		3,200	52,384
Stericycle, Inc. (Commercial Svs. & Supplies)	(a)	1,300	85,254
Waste Management, Inc. (Commercial Svs. & Supplies)		7,400	231,546
Fluor Corp. (Construction & Engineering)		2,800	119,000
Jacobs Engineering Group, Inc. (Construction & Engineering)	(a)	1,900	69,236
Quanta Services, Inc. (Construction & Engineering)	(a)	3,200	66,080
Emerson Electric Co. (Electrical Equip.)		11,600	506,804
Rockwell Automation, Inc. (Electrical Equip.)		2,200	107,998
Roper Industries, Inc. (Electrical Equip.)		1,400	78,344
3M Co. (Industrial Conglomerates)		11,000	868,890
General Electric Co. (Industrial Conglomerates)		164,300	2,369,206
Textron, Inc. (Industrial Conglomerates)		4,200	71,274
Caterpillar, Inc. (Machinery)		9,700	582,679
Cummins, Inc. (Machinery)		3,100	201,903
Danaher Corp. (Machinery)		8,100	300,672
Deere & Co. (Machinery)		6,500	361,920
Dover Corp. (Machinery)		2,900	121,191
Eaton Corp. (Machinery)		2,600	170,144
Flowserve Corp. (Machinery)		900	76,320
Illinois Tool Works, Inc. (Machinery)		6,000	247,680
PACCAR, Inc. (Machinery)		5,612	223,750
Pall Corp. (Machinery)		1,800	61,866
Parker Hannifin Corp. (Machinery)		2,500	138,650
Snap-On, Inc. (Machinery)		900	36,819
Dun & Bradstreet Corp. (Professional Svs.)		800	53,696
Equifax, Inc. (Professional Svs.)		1,900	53,314
Robert Half International, Inc. (Professional Svs.)		2,300	54,165
CSX Corp. (Road & Rail)		6,000	297,780
Norfolk Southern Corp. (Road & Rail)		5,700	302,385
Ryder System, Inc. (Road & Rail)		800	32,184
Union Pacific Corp. (Road & Rail)		7,800	542,178
Fastenal Co. (Trading Companies & Distributors)		2,000	100,380
W.W. Grainger, Inc. (Trading Companies & Distributors)		1,000	99,450

			14,817,279

INFORMATION TECHNOLOGY – 18.5%
Cisco Systems, Inc. (Communications Equip.)	(a)	87,900	1,873,149
Harris Corp. (Communications Equip.)		2,000	83,300
JDS Uniphase Corp. (Communications Equip.)	(a)	3,475	34,194
Juniper Networks, Inc. (Communications Equip.)	(a)	8,100	184,842
Motorola, Inc. (Communications Equip.)	(a)	35,800	233,416
QUALCOMM, Inc. (Communications Equip.)		25,200	827,568
Tellabs, Inc. (Communications Equip.)		5,900	37,701
Apple, Inc. (Computers & Peripherals)	(a)	14,000	3,521,420
Dell, Inc. (Computers & Peripherals)	(a)	26,500	319,590
EMC Corp. (Computers & Peripherals)	(a)	31,600	578,280
Hewlett-Packard Co. (Computers & Peripherals)		35,900	1,553,752
Lexmark International, Inc. Class A (Computers & Peripherals)	(a)	1,200	39,636
NetApp, Inc. (Computers & Peripherals)	(a)	5,300	197,743
QLogic Corp. (Computers & Peripherals)	(a)	1,700	28,254
SanDisk Corp. (Computers & Peripherals)	(a)	3,500	147,245
Teradata Corp. (Computers & Peripherals)	(a)	2,600	79,248
Western Digital Corp. (Computers & Peripherals)	(a)	3,500	105,560
Agilent Technologies, Inc. (Electronic Equip., Instr. & Comp.)	(a)	5,400	153,522
Amphenol Corp. Class A (Electronic Equip., Instr. & Comp.)		2,700	106,056
Corning, Inc. (Electronic Equip., Instr. & Comp.)		24,000	387,600
FLIR Systems, Inc. (Electronic Equip., Instr. & Comp.)	(a)	2,400	69,816
Jabil Circuit, Inc. (Electronic Equip., Instr. & Comp.)		3,000	39,900
Molex, Inc. (Electronic Equip., Instr. & Comp.)		2,100	38,304
Akamai Technologies, Inc. (Internet Software & Svs.)	(a)	2,600	105,482
eBay, Inc. (Internet Software & Svs.)	(a)	17,500	343,175
Google, Inc. Class A (Internet Software & Svs.)	(a)	3,750	1,668,563
Monster Worldwide, Inc. (Internet Software & Svs.)	(a)	1,900	22,135
VeriSign, Inc. (Internet Software & Svs.)	(a)	2,800	74,340
Yahoo!, Inc. (Internet Software & Svs.)	(a)	18,100	250,323
Automatic Data Processing, Inc. (IT Svs.)		7,700	310,002
Cognizant Technology Solutions Corp. Class A (IT Svs.)	(a)	4,600	230,276
Computer Sciences Corp. (IT Svs.)		2,400	108,600
Fidelity National Information Services, Inc. (IT Svs.)		5,100	136,782
Fiserv, Inc. (IT Svs.)	(a)	2,300	105,018
International Business Machines Corp. (IT Svs.)		19,700	2,432,556
Mastercard, Inc. Class A (IT Svs.)		1,525	304,283
Paychex, Inc. (IT Svs.)		4,900	127,253
SAIC, Inc. (IT Svs.)	(a)	4,500	75,330
Total System Services, Inc. (IT Svs.)		3,077	41,847
Visa, Inc. (IT Svs.)		7,000	495,250
Western Union Co. / The (IT Svs.)		10,347	154,274
Xerox Corp. (Office Electronics)		21,202	170,464
Advanced Micro Devices, Inc. (Semiconductors & Equip.)	(a)	8,700	63,684
Altera Corp. (Semiconductors & Equip.)		4,600	114,126
Analog Devices, Inc. (Semiconductors & Equip.)		4,600	128,156
Applied Materials, Inc. (Semiconductors & Equip.)		20,700	248,814
Broadcom Corp. Class A (Semiconductors & Equip.)		6,650	219,251
First Solar, Inc. (Semiconductors & Equip.)	(a)	750	85,373
Intel Corp. (Semiconductors & Equip.)		85,600	1,664,920
KLA-Tencor Corp. (Semiconductors & Equip.)		2,600	72,488
Linear Technology Corp. (Semiconductors & Equip.)		3,400	94,554
LSI Corp. (Semiconductors & Equip.)	(a)	10,100	46,460
MEMC Electronic Materials, Inc. (Semiconductors & Equip.)	(a)	3,500	34,580
Microchip Technology, Inc. (Semiconductors & Equip.)		2,900	80,446
Micron Technology, Inc. (Semiconductors & Equip.)	(a)	13,100	111,219
National Semiconductor Corp. (Semiconductors & Equip.)		3,700	49,802
Novellus Systems, Inc. (Semiconductors & Equip.)	(a)	1,500	38,040
NVIDIA Corp. (Semiconductors & Equip.)	(a)	8,800	89,848
Teradyne, Inc. (Semiconductors & Equip.)	(a)	2,800	27,300
Texas Instruments, Inc. (Semiconductors & Equip.)		18,800	437,664
Xilinx, Inc. (Semiconductors & Equip.)		4,200	106,092
Adobe Systems, Inc. (Software)	(a)	8,100	214,083
Autodesk, Inc. (Software)	(a)	3,500	85,260
BMC Software, Inc. (Software)	(a)	2,800	96,964
CA, Inc. (Software)		6,000	110,400
Citrix Systems, Inc. (Software)	(a)	2,900	122,467
Compuware Corp. (Software)	(a)	3,500	27,930
Electronic Arts, Inc. (Software)	(a)	5,000	72,000
Intuit, Inc. (Software)	(a)	4,800	166,896
McAfee, Inc. (Software)	(a)	2,400	73,728
Microsoft Corp. (Software)		117,300	2,699,073
Novell, Inc. (Software)	(a)	5,400	30,672
Oracle Corp. (Software)		60,200	1,291,892

(continued)

Ohio National Fund, Inc.	S&P 500® Index Portfolio (Continued)

Schedule of Investments	June 30, 2010 (Unaudited)

Common Stocks (Continued)		Shares	Value

INFORMATION TECHNOLOGY (continued)
Red Hat, Inc. (Software)	(a)	2,900	$83,926
Salesforce.com, Inc. (Software)	(a)	1,700	145,894
Symantec Corp. (Software)	(a)	12,294	170,641

			26,900,692

MATERIALS – 3.4%
Air Products & Chemicals, Inc. (Chemicals)		3,300	213,873
Airgas, Inc. (Chemicals)		1,300	80,860
CF Industries Holdings, Inc. (Chemicals)		1,100	69,795
Dow Chemical Co. / The (Chemicals)		17,800	422,216
Eastman Chemical Co. (Chemicals)		1,100	58,696
Ecolab, Inc. (Chemicals)		3,600	161,676
E.I. du Pont de Nemours & Co. (Chemicals)		13,900	480,801
FMC Corp. (Chemicals)		1,100	63,173
International Flavors & Fragrances, Inc. (Chemicals)		1,200	50,904
Monsanto Co. (Chemicals)		8,386	387,601
PPG Industries, Inc. (Chemicals)		2,600	157,066
Praxair, Inc. (Chemicals)		4,700	357,153
Sherwin-Williams Co. / The (Chemicals)		1,400	96,866
Sigma-Aldrich Corp. (Chemicals)		1,900	94,677
Vulcan Materials Co. (Construction Materials)		2,000	87,660
Ball Corp. (Containers & Packaging)		1,400	73,962
Bemis Co., Inc. (Containers & Packaging)		1,700	45,900
Owens-Illinois, Inc. (Containers & Packaging)	(a)	2,500	66,125
Pactiv Corp. (Containers & Packaging)	(a)	2,000	55,700
Sealed Air Corp. (Containers & Packaging)		2,500	49,300
AK Steel Holding Corp. (Metals & Mining)		1,700	20,264
Alcoa, Inc. (Metals & Mining)		15,700	157,942
Allegheny Technologies, Inc. (Metals & Mining)		1,500	66,285
Cliffs Natural Resources, Inc. (Metals & Mining)		2,100	99,036
Freeport-McMoRan Copper & Gold, Inc. (Metals & Mining)		7,276	430,230
Newmont Mining Corp. (Metals & Mining)		7,600	469,224
Nucor Corp. (Metals & Mining)		4,800	183,744
Titanium Metals Corp. (Metals & Mining)	(a)	1,300	22,867
United States Steel Corp. (Metals & Mining)		2,200	84,810
International Paper Co. (Paper & Forest Products)		6,700	151,621
MeadWestvaco Corp. (Paper & Forest Products)		2,600	57,720
Weyerhaeuser Co. (Paper & Forest Products)		3,300	116,160

			4,933,907

TELECOMMUNICATION SERVICES – 3.0%
AT&T, Inc. (Diversified Telecom. Svs.)		90,878	2,198,339
CenturyLink, Inc. (Diversified Telecom. Svs.)		4,646	154,758
Frontier Communications Corp. (Diversified Telecom. Svs.)		4,800	34,128
Qwest Communications International, Inc. (Diversified Telecom. Svs.)		23,000	120,750
Verizon Communications, Inc. (Diversified Telecom. Svs.)		43,500	1,218,870
Windstream Corp. (Diversified Telecom. Svs.)		7,396	78,102
American Tower Corp. Class A (Wireless Telecom. Svs.)	(a)	6,200	275,900
MetroPCS Communications, Inc. (Wireless Telecom. Svs.)	(a)	4,000	32,760
Sprint Nextel Corp. (Wireless Telecom. Svs.)	(a)	45,832	194,328

			4,307,935

UTILITIES – 3.7%
Allegheny Energy, Inc. (Electric Utilities)		2,600	53,768
American Electric Power Co., Inc. (Electric Utilities)		7,400	239,020
Duke Energy Corp. (Electric Utilities)		20,236	323,776
Edison International (Electric Utilities)		5,000	158,600
Entergy Corp. (Electric Utilities)		2,900	207,698
Exelon Corp. (Electric Utilities)		10,200	387,294
FirstEnergy Corp. (Electric Utilities)		4,700	165,581
NextEra Energy, Inc. (Electric Utilities)		6,400	312,064
Northeast Utilities (Electric Utilities)		2,700	68,796
Pepco Holdings, Inc. (Electric Utilities)		3,400	53,312
Pinnacle West Capital Corp. (Electric Utilities)		1,700	61,812
PPL Corp. (Electric Utilities)		7,200	179,640
Progress Energy, Inc. (Electric Utilities)		4,400	172,568
Southern Co. (Electric Utilities)		12,700	422,656
EQT Corp. (Gas Utilities)		2,200	79,508
Nicor, Inc. (Gas Utilities)		700	28,350
Oneok, Inc. (Gas Utilities)		1,600	69,200
Questar Corp. (Gas Utilities)		2,700	122,823
AES Corp. / The (Ind. Power Prod. & Energy Traders)	(a)	10,300	95,172
Constellation Energy Group, Inc. (Ind. Power Prod. & Energy Traders)		3,100	99,975
NRG Energy, Inc. (Ind. Power Prod. & Energy Traders)	(a)	3,900	82,719
Ameren Corp. (Multi-Utilities)		3,700	87,949
CenterPoint Energy, Inc. (Multi-Utilities)		6,400	84,224
CMS Energy Corp. (Multi-Utilities)		3,500	51,275
Consolidated Edison, Inc. (Multi-Utilities)		4,300	185,330
Dominion Resources, Inc. (Multi-Utilities)		9,200	356,408
DTE Energy Co. (Multi-Utilities)		2,600	118,586
Integrys Energy Group, Inc. (Multi-Utilities)		1,212	53,013
NiSource, Inc. (Multi-Utilities)		4,300	62,350
PG&E Corp. (Multi-Utilities)		5,700	234,270
Public Service Enterprise Group, Inc. (Multi-Utilities)		7,800	244,374
SCANA Corp. (Multi-Utilities)		1,700	60,792
Sempra Energy (Multi-Utilities)		3,800	177,802
TECO Energy, Inc. (Multi-Utilities)		3,300	49,731
Wisconsin Energy Corp. (Multi-Utilities)		1,800	91,332
Xcel Energy, Inc. (Multi-Utilities)		7,100	146,331

			5,388,099

Total Common Stocks (Cost $150,705,256)			$143,513,678

Exchange Traded Funds – 0.8%		Shares	Value

Standard & Poor’s Depositary Receipts (SPDRs)		10,875	$1,122,517

Total Exchange Traded Funds (Cost $1,208,503)			$1,122,517

		Face	Amortized
Repurchase Agreements – 0.4%		Amount	Cost

U.S. Bank 0.010% 07/01/2010,		$620,000	$620,000
Agreement date: 06/30/2010, Repurchase price $620,000 Collateralized by: Fannie Mae Pool #739797 (FNCI) 4.000%, Due 09/01/2018 with value of $632,740

Total Repurchase Agreements (Cost $620,000)			$620,000

Total Investments – 100.1% (Cost $152,533,759)	(b)		$145,256,195
Liabilities in Excess of Other Assets – (0.1)%			(110,489)

Net Assets – 100.0%			$145,145,706

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	Strategic Value Portfolio

 Objective/Strategy

The Strategic Value Portfolio seeks growth of capital and income by investing primarily in securities of high dividend yielding, undervalued stocks with dividend growth potential.

 Performance as of June 30, 2010

Average Annual Total Returns:
One year	12.57%
Five years	-3.60%
Ten years	-0.40%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the six-month period ended June 30, 2010, the Strategic Value Portfolio returned -5.90% versus -1.29% for the current benchmark, the Dow Jones U.S. Select Dividend Index.

Where March brought signs of a recovery gaining momentum, June ended a rough second quarter for the economy and equities; with stocks posting their first down quarter in five and with almost all gauges of economic performance coming in progressively worse than the month before. May’s fears of a spreading sovereign contagion in Europe were supplanted with June’s fears of a potential double dip; a view we don’t necessarily hold although we find recent data worrisome.

The weakness in the jobs market seemed to carry over to consumer spending, which has slowed dramatically from its late-winter to early-spring levels. May’s personal consumption rose 0.2%, a third of its pace in March, though up from no change in April. The housing market hit a wall. Following the expiration of the temporary buyer’s tax credit, new and existing home sales fell off the map. New home sales plummeted 33% in May to a 47-year low, and pending home sales, a gauge of future activity, plunged 30%. About the only positive for housing is the Case-Shiller data and Federal Housing Finance Agency data that suggest prices may have stabilized. Overseas, China manufacturing growth slowed more than expected in June, while a gauge of factory activity in the 16-member Euro-zone slipped a second month.

The recovery so far is being led by business; the question is if that will be enough if consumers, housing, and jobs don’t soon join the ride. Federal Reserve policymakers acknowledged as much when, after meeting June 22-23, they held tight to their “exceptionally low levels ... for an extended period” policy language which indicates that there may be no increase in their target funds rate this year.

As the equity markets continued to speculate about near-term performance, further fueling stock price volatility, we maintained our focus on the long-term performance objectives of our strategy. With our investments in the dividend income producing segment of the market and low beta of 0.64, the Portfolio’s short-term performance traditionally does not move in lock-step with broad market indicators. Performance in the first quarter of 2010 was no exception, as investors preferred features contrary to our style. The highest returns were focused in sectors that provided little to no dividend opportunity, including Consumer Discretionary, Financials and Industrials. Notable under-performers were found in holdings within dividend-friendly sectors such as Telecommunication Services, Utilities and Energy.(1)

Recently, we’ve observed an important shift in investor sentiment, as we’ve moved to the exit of this high risk, low quality, post-recession rally. In the second quarter, with increased market pressure on equities, we’ve observed investors return their focus to high dividend, high quality, and low risk stocks. We believe this migration back to more balanced investor preferences is expected when considering what we’ve witnessed historically. We’ve noted from studying prior recessions that investors typically shift their attention to high quality, high yield and low beta in this stage of the investment cycle. We believe this migration has taken hold. Recently, while global markets roiled under the fears of further Euro devaluation, we saw investors flock to safer havens. Amongst equities, we saw high quality outperform low quality, low beta surpass high beta, and highest yielding stocks beat low yielding stocks.

Historical observations have also supported the expectation for a similar shift in sector preferences at this stage of the market cycle. While returns were negative across all sectors since the market shift, those segments that gave up the least ground also provided the highest dividend yield and dividend growth opportunities, such as Utilities, Consumer Staples, and Telecommunication Services. Further to our cause, notable under-performers included globally and cyclically exposed Energy, Industrials and Materials stocks. This phase of the market cycle has historically played out over years, not just months.

The leading contributor to the Portfolio’s underperformance was the negative stock selection within the Energy sector. While the Portfolio sold BP at the onset of the Gulf of Mexico oil spill, our Energy holdings posted an average return of -15.95% as the overall sector declined in sympathy. A notable overweight position coupled with negative stock selection within Telecommunication Services contributed further to underperformance. Laggards in the sector included Telefonica SA and France Telecom SA, which produced returns of -30.56% and -23.41%, respectively. While the Portfolio maintained average weights of 14.59% and 19.22%, respectively, in Energy and Telecommunication Services, it is important to point out that the benchmark only had two stocks in each sector. Although we may have underperformed within this handful of stocks, our holdings continue to be an excellent source of diversification, attractive valuations, and dividend income.(1)

Leading positive contributors to relative performance included a 14.62% underweight position and positive stock selection within the Utilities sector. The Portfolio benefited from holding AGL Resources, Southern Co and Dominion Resources, as each posted positive returns in a broadly negative sector. The Portfolio also gained from avoiding Materials, a sector that declined by 3.76% in the period.(1)

As we look forward, we continue to focus on companies that offer high yield and the potential for dividend growth over time. To this end, the strategy finished the period with a weighted average 5.50% yield. This compares to a 4.41% yield for the Dow Jones U.S. Select Dividend Index and a 2.20% yield for the S&P 500 Index. While the absolute price performance of stocks continues to display significant volatility in this choppy market, we’re pleased to note that the dividend growth prospects of the Portfolio appear to be off to a solid start with 24 dividend increases in the Portfolio through June.(1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2010.

(continued)

Ohio National Fund, Inc.	Strategic Value Portfolio (Continued)

 Change in Value of $10,000 Investment

	Dow Jones
	U.S. Select	Strategic Value
	Dividend Index	Portfolio
06/30/2000	10000	10000
12/31/2000	10721	13793
06/30/2001	10754	15724
12/31/2001	10268	15599
06/30/2002	9385	16538
12/31/2002	8273	14983
06/30/2003	9078	16394
12/31/2003	10473	19502
06/30/2004	10773	20539
12/31/2004	11478	23039
06/30/2005	11541	23550
12/31/2005	12022	23909
06/30/2006	12149	25109
12/31/2006	13987	28584
06/30/2007	14393	29781
12/31/2007	12765	27109
06/30/2008	10668	21306
12/31/2008	9157	18713
06/30/2009	8537	16366
12/31/2009	10212	20795
06/30/2010	9610	20527

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Dow Jones U.S. Select Dividend Index is comprised of all dividend-paying companies in the Dow Jones U.S. Index that have a non-negative historical five-year dividend-per-share growth rate, a five-year average dividend to earnings-per-share ratio of less than or equal to 60%, and a three-month average daily trading volume of 200,000 shares. Current index components are included in the universe regardless of their dividend payout ratio. The Dow Jones U.S. Index aims to consistently represent the top 95% of U.S. companies based on float-adjusted market capitalization, excluding the very smallest and least-liquid stocks. The index presented includes the effects of reinvested dividends.

 Portfolio Composition as of June 30, 2010 (1)

% of Net Assets

Common Stocks (3)	98.9
Money Market Funds and Other Net Assets	1.1

100.0

 Top 10 Portfolio Holdings as of June 30, 2010 (1) (2)

	% of Net Assets

1.	GlaxoSmithKline PLC	3.6
2.	Kimberly-Clark Corp.	3.5
3.	Verizon Communications, Inc.	3.5
4.	Bristol-Myers Squibb Co.	3.5
5.	BCE, Inc.	3.4
6.	Duke Energy Corp.	3.3
7.	Royal Dutch Shell PLC	3.2
8.	AT&T, Inc.	3.2
9.	Southern Co.	3.1
10.	Dominion Resources, Inc.	3.1

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets

Consumer Staples	20.8
Telecommunication Services	18.8
Health Care	16.3
Utilities	15.1
Financials	12.9
Energy	11.2
Consumer Discretionary	3.0
Industrials	0.8

98.9

Ohio National Fund, Inc.	Strategic Value Portfolio

Schedule of Investments	June 30, 2010 (Unaudited)

Common Stocks – 98.9%		Shares	Value

CONSUMER DISCRETIONARY – 3.0%
McDonald’s Corp. (Hotels, Restaurants & Leisure)		9,025	$594,477

CONSUMER STAPLES – 20.8%
Coca-Cola Co. / The (Beverages)		6,315	316,508
H.J. Heinz Co. (Food Products)		12,975	560,779
Unilever PLC (Food Products)	(a)	10,710	286,300
Clorox Co. (Household Products)		4,300	267,288
Kimberly-Clark Corp. (Household Products)		11,575	701,792
Procter & Gamble Co. / The (Household Products)		5,260	315,495
Altria Group, Inc. (Tobacco)		20,720	415,229
Lorillard, Inc. (Tobacco)		4,200	302,316
Philip Morris International, Inc. (Tobacco)		11,735	537,932
Reynolds American, Inc. (Tobacco)		8,710	453,965

			4,157,604

ENERGY – 11.2%
Chevron Corp. (Oil, Gas & Consumable Fuels)		8,150	553,059
ConocoPhillips (Oil, Gas & Consumable Fuels)		12,105	594,234
Royal Dutch Shell PLC (Oil, Gas & Consumable Fuels)	(a)	26,620	643,423
Total S.A. (Oil, Gas & Consumable Fuels)	(a)	10,220	456,210

			2,246,926

FINANCIALS – 12.9%
Arthur J. Gallagher & Co. (Insurance)		8,800	214,544
Cincinnati Financial Corp. (Insurance)		10,900	281,983
Mercury General Corp. (Insurance)		5,200	215,488
HCP, Inc. (Real Estate Investment Trusts)		9,700	312,825
Health Care REIT, Inc. (Real Estate Investment Trusts)		6,600	277,992
National Retail Properties, Inc. (Real Estate Investment Trusts)		9,300	199,392
Nationwide Health Properties, Inc. (Real Estate Investment Trusts)		8,500	304,045
Realty Income Corp. (Real Estate Investment Trusts)		6,700	203,211
Senior Housing Properties Trust (Real Estate Investment Trusts)		13,400	269,474
New York Community Bancorp, Inc. (Thrifts & Mortgage Finance)		20,100	306,927

			2,585,881

HEALTH CARE – 16.3%
Abbott Laboratories (Pharmaceuticals)		9,250	432,715
AstraZeneca PLC (Pharmaceuticals)	(a)	8,500	400,739
Bristol-Myers Squibb Co. (Pharmaceuticals)		27,675	690,214
Eli Lilly & Co. (Pharmaceuticals)		14,400	482,400
GlaxoSmithKline PLC (Pharmaceuticals)	(a)	42,916	728,750
Johnson & Johnson (Pharmaceuticals)		8,960	529,178

			3,263,996

INDUSTRIALS – 0.8%
Waste Management, Inc. (Commercial Svs. & Supplies)		4,900	153,321

TELECOMMUNICATION SERVICES – 18.8%
AT&T, Inc. (Diversified Telecom. Svs.)		26,100	631,359
BCE, Inc. (Diversified Telecom. Svs.)		23,280	679,232
CenturyLink, Inc. (Diversified Telecom. Svs.)		15,225	507,145
Telefonica SA (Diversified Telecom. Svs.)	(a)	19,764	366,123
Verizon Communications, Inc. (Diversified Telecom. Svs.)		24,720	692,654
Windstream Corp. (Diversified Telecom. Svs.)		27,805	293,621
Vodafone Group PLC – ADR (Wireless Telecom. Svs.)		27,970	578,140

			3,748,274

UTILITIES – 15.1%
Duke Energy Corp. (Electric Utilities)		41,420	662,720
Progress Energy, Inc. (Electric Utilities)		8,990	352,588
Southern Co. (Electric Utilities)		18,560	617,677
Consolidated Edison, Inc. (Multi-Utilities)		6,600	284,460
Dominion Resources, Inc. (Multi-Utilities)		15,825	613,061
NSTAR (Multi-Utilities)		5,200	182,000
SCANA Corp. (Multi-Utilities)		8,575	306,642

			3,019,148

Total Common Stocks (Cost $20,629,309)			$19,769,627

Money Market Funds – 1.0%		Shares	Value

Fidelity Institutional Money Market Funds Money Market Portfolio — Class I		203,000	$203,000

Total Money Market Funds (Cost $203,000)			$203,000

Total Investments – 99.9% (Cost $20,832,309)	(b)		$19,972,627
Other Assets in Excess of Liabilities – 0.1%			10,546

Net Assets – 100.0%			$19,983,173

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depository Receipts

Footnotes:

(a)	Security traded on a foreign exchange has been valued at an estimate of fair value that is different than the local market close price. These fair value estimates are determined by an independent national fair valuation service that has been approved by the Board. These securities represent $2,881,545 or 14.4% of the Portfolio’s net assets. Other Portfolio securities are not subjected to fair value procedures because they are traded on domestic or foreign exchanges that have close times that are consistent with the U.S. market close, normally 4:00 pm Eastern Time.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	High Income Bond Portfolio

 Objective/Strategy

The High Income Bond Portfolio seeks high current income by investing at least 80% of its net assets in lower rated corporate debt obligations commonly referred to as “junk bonds”. The Portfolio’s investments are generally rated Baa or lower by Moody’s, or BBB or lower by Standard & Poor’s or Fitch.

 Performance as of June 30, 2010

Average Annual Total Returns:
One year	23.36%
Five years	6.34%
Ten years	6.65%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the six-month period ended June 30, 2010, the High Income Bond Portfolio returned 4.26% versus 4.45% for the current benchmark, the Barclays Capital High Yield 2% Issuer Constrained Index (“BCHY2%ICI”).

The high yield market started 2010 generating strong gains, building on the outsized returns of 2009. Yield spreads started the period well above historical averages and the economic recovery appeared to be gaining momentum. However, debt problems in Greece as well as concerns about government debt levels in other European countries provided an overall negative backdrop for financial markets in the later part of the period. The domestic economy, while still expanding, continues to be plagued by high unemployment and a weak housing sector. The strong economic momentum of the early part of the period gave way to doubts about the sustainability of the recovery as economic statistic became more mixed. Global equities sold off in response to Euro-zone debt problems and lingering fears that long term economic growth would be anemic. On the plus side, corporate earnings remain strong, helping high yield companies improve debt servicing capabilities. Also, default activity in the first half of 2010 was extremely low and well below most estimates. For the period as a whole, the high yield market generated attractive returns, as illustrated by the BCHY2%ICI, but trailed higher quality bonds that benefited from the substantial decline in government bond interest rates. This is illustrated by the substantial decline in the yield spread between the Credit Suisse High Yield Bond Index and Treasury securities with comparable maturities.

Within the high yield market, the higher quality BB-rated sector of the BCHY2%ICI generated the best returns at 4.93%, followed by the CCC-rated sector at 3.77%, with the B-rated sector modestly lower at 3.50%. It is worth noting that the CCC-rated got off to a very strong start in the period but trailed off in the later part of the period as equities weakened and economic concerns intensified. From a major industry perspective, the financial institution, gaming, consumer products, transportation, and aerospace & defense sectors generated the best returns while the information technology, electric utility, media — cable, packaging and energy sectors under-performed the BCHY2%ICI.

The main reason for the under-performance versus the BC2%HYBI was an under-weight and poor security selection in the strong performing financial institution sector. The Portfolio was also negatively impacted by poor security selection in the wireline telecommunication sector. Poor security selection in the consumer products sector was mostly offset by an over-weight in this outperforming sector. Specific high yield issuers held by the Portfolio that substantially under-performed the BC2%HYBI included: Sorenson Communications, ATP Oil & Gas Corp., Dynegy Holdings, Inc., Edison Mission Energy and Texas Competitive Electric Holdings Co. LLC.(1)

The Portfolio was positively impacted relative to the BC2%HYBI by an under-weight position in the poor performing electric utility and energy sectors. The Portfolio was also positively impacted by strong security selection in the information technology, media — cable, automotive and media — non cable sectors. Specific high yield issuers held by the Portfolio that substantially outperformed the BC2%HYBI included: NBC Acquisition Corp., Baker & Taylor, Inc., Foxco Acquisition, AAC Group Holding Corp. and Indianapolis Downs LLC/Indiana Downs Capital Corp.(1)

While financial markets have struggled to digest European sovereign debt problems in the first half of 2010, we believe that the U.S. economy will continue to expand at a modest pace. Corporate earnings continue to be strong driving improved creditworthiness of high yield issuers and we expect default rates to be well below historical averages for 2010. We believe this will lead to tighter yield spreads in the high yield market. From a Portfolio perspective, our process is very bottom up driven and seeks strong relative value risk return opportunities. However, in today’s market we are biased toward selling the extremes and buying within the middle. Stated another way, we seek to sell very higher quality, low yielding, interest rate sensitive securities and also sell lower quality, semi-distressed names that have appreciated substantially in the current rally. With these proceeds, we are attempting to buy the broad middle of the market characterized by companies whose credit profiles are improving along with improving economic conditions.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2010.

(continued)

Ohio National Fund, Inc.	High Income Bond Portfolio (Continued)

 Change in Value of $10,000 Investment

		Barclays Capital
		High Yield
	High Income	2% Issuer
	Bond Portfolio	Constrained Index
06/30/2000	10000	10000
12/31/2000	9471	9536
06/30/2001	9689	9927
12/31/2001	9876	10056
06/30/2002	9894	9718
12/31/2002	10265	10032
06/30/2003	11655	11874
12/31/2003	12604	12919
06/30/2004	12894	13099
12/31/2004	13949	14358
06/30/2005	13998	14495
12/31/2005	14367	14754
06/30/2006	14705	15127
12/31/2006	15822	16341
06/30/2007	16296	16824
12/31/2007	16380	16711
06/30/2008	16110	16531
12/31/2008	12201	12386
06/30/2009	15433	16216
12/31/2009	18259	19665
06/30/2010	19037	20539

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of Portfolio management or trading. Neither the Portfolio nor the index is open to direct investment.

The Barclays Capital High Yield 2% Issuer Constrained Index is the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Bond Index. The Barclays Capital U.S. Corporate High Yield Bond Index is an unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and a least 1 year to maturity. The 2% Issuer Cap component limits an issuer to 2% of the aggregate market capitalization. The index is presented on a total return basis.

 Portfolio Composition as of June 30, 2010 (1)

% of Net Assets

Corporate Bonds (3)	82.3
Convertible Bonds (3)	0.1
Preferred Stocks (3)	0.1
Common Stocks (3)	0.1
Money Market Funds and Other Net Assets	17.4

100.0

 Top 10 Portfolio Holdings as of June 30, 2010 (1) (2)

	% of Net Assets

1.	HCA, Inc. 9.625%, 11/15/2016	1.4
2.	Ford Motor Credit Co. LLC 8.000%, 12/15/2016	1.1
3.	Intelsat Jackson Holdings S.A. 11.250%, 06/15/2016	0.9
4.	Biomet, Inc. 11.625%, 10/15/2017	0.9
5.	CIT Group, Inc. 7.000%, 05/01/2017	0.9
6.	Sprint Capital Corp. 6.900%, 05/01/2019	0.8
7.	International Lease Finance Corp. 8.750%, 03/15/2017	0.8
8.	Intelsat Intermediate Holding Co. S.A. 9.500%, 02/01/2015	0.7
9.	Ally Financial, Inc. 6.875%, 09/15/2011	0.7
10.	Visant Holding Corp. 8.750%, 12/01/2013	0.6

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors (combined):

% of Net Assets

Consumer Discretionary	26.0
Industrials	10.4
Financials	8.5
Health Care	8.0
Materials	6.9
Energy	6.0
Information Technology	5.9
Consumer Staples	4.6
Telecommunication Services	4.4
Utilities	1.9

82.6

Ohio National Fund, Inc.	High Income Bond Portfolio

Schedule of Investments	June 30, 2010 (Unaudited)

Corporate Bonds – 82.3%		Rate	Maturity	Face Amount	Value

CONSUMER DISCRETIONARY – 25.9%
American Axle & Manufacturing Holdings, Inc. (Auto Components)	(b)	9.250%	01/15/2017	$75,000	$77,625
American Tire Distributors, Inc. (Auto Components)	(b)	9.750%	06/01/2017	500,000	503,750
Cooper-Standard Automotive, Inc. (Auto Components)	(b)	8.500%	05/01/2018	325,000	329,063
Lear Corp. (Auto Components)		7.875%	03/15/2018	475,000	478,562
Lear Corp. (Auto Components)		8.125%	03/15/2020	75,000	75,563
Tenneco, Inc. (Auto Components)		8.625%	11/15/2014	1,000,000	1,013,750
TRW Automotive, Inc. (Auto Components)	(b)	8.875%	12/01/2017	425,000	439,875
United Components, Inc. (Auto Components)		9.375%	06/15/2013	1,050,000	1,060,500
Affinia Group Holdings, Inc. (Automobiles)	(b)	10.750%	08/15/2016	550,000	602,250
Avis Budget Car Rental LLC / Avis Budget Finance, Inc. (Automobiles)	(b)	9.625%	03/15/2018	125,000	126,875
Motors Liquidation Co. (Acquired 12/20/2006 through 04/02/2008, Cost $892,369) (Automobiles)	(a)(e)	7.400%	09/01/2025	1,100,000	327,250
Yonkers Racing Corp. (Automobiles)	(b)	11.375%	07/15/2016	400,000	430,500
Baker & Taylor, Inc. (Distributors)	(b)	11.500%	07/01/2013	400,000	295,000
McJunkin Red Man Corp. (Distributors)	(b)	9.500%	12/15/2016	1,075,000	1,048,125
Knowledge Learning Corp. (Diversified Consumer Services)	(b)	7.750%	02/01/2015	800,000	740,000
Education Management LLC / Education Management Finance Corp. (Diversified Consumer Services)		8.750%	06/01/2014	375,000	375,937
American Casino & Entertainment Properties, LLC (Hotels, Restaurants & Leisure)		11.000%	06/15/2014	550,000	525,250
Ameristar Casinos, Inc. (Hotels, Restaurants & Leisure)		9.250%	06/01/2014	875,000	920,938
Dave & Busters, Inc. (Hotels, Restaurants & Leisure)		11.250%	03/15/2014	450,000	475,313
Great Canadian Gaming Corp. (Hotels, Restaurants & Leisure)	(b)	7.250%	02/15/2015	675,000	668,250
Harrah’s Operating Co., Inc. (Hotels, Restaurants & Leisure)		11.250%	06/01/2017	950,000	1,004,625
Indianapolis Downs LLC / Indiana Downs Capital Corp. (Hotels, Restaurants & Leisure)	(b)	11.000%	11/01/2012	725,000	575,469
Indianapolis Downs LLC / Indiana Downs Capital Corp. (Hotels, Restaurants & Leisure)	(b)	15.500%	11/01/2013	108,970	34,462
Jacobs Entertainment, Inc. (Hotels, Restaurants & Leisure)		9.750%	06/15/2014	625,000	584,375
MGM Resorts International (Hotels, Restaurants & Leisure)		13.000%	11/15/2013	150,000	173,625
MGM Resorts International (Hotels, Restaurants & Leisure)		5.875%	02/27/2014	250,000	199,375
MGM Resorts International (Hotels, Restaurants & Leisure)		10.375%	05/15/2014	50,000	54,625
MGM Resorts International (Hotels, Restaurants & Leisure)		7.500%	06/01/2016	1,650,000	1,307,625
MGM Resorts International (Hotels, Restaurants & Leisure)		11.125%	11/15/2017	175,000	193,812
MGM Resorts International (Hotels, Restaurants & Leisure)	(b)	11.375%	03/01/2018	425,000	401,625
NPC International, Inc. (Hotels, Restaurants & Leisure)		9.500%	05/01/2014	900,000	904,500
Peninsula Gaming LLC (Hotels, Restaurants & Leisure)		8.375%	08/15/2015	250,000	250,313
Peninsula Gaming LLC (Hotels, Restaurants & Leisure)		10.750%	08/15/2017	575,000	575,000
Penn National Gaming, Inc. (Hotels, Restaurants & Leisure)		6.750%	03/01/2015	425,000	426,062
Penn National Gaming, Inc. (Hotels, Restaurants & Leisure)		8.750%	08/15/2019	225,000	232,312
Pinnacle Entertainment, Inc. (Hotels, Restaurants & Leisure)	(b)	8.750%	05/15/2020	125,000	116,406
San Pasqual Casino (Hotels, Restaurants & Leisure)	(b)	8.000%	09/15/2013	350,000	334,250
Seminole Hard Rock Entertainment, Inc. (Hotels, Restaurants & Leisure)	(b)(d)	3.037%	03/15/2014	650,000	557,375
Seminole Indian Tribe of Florida (Hotels, Restaurants & Leisure)	(b)	7.804%	10/01/2020	550,000	504,279
Shingle Springs Tribal Gaming Authority (Hotels, Restaurants & Leisure)	(b)	9.375%	06/15/2015	125,000	99,687
Tunica-Biloxi Gaming Authority (Hotels, Restaurants & Leisure)	(b)	9.000%	11/15/2015	475,000	427,500
Universal City Development Partners, Ltd. (Hotels, Restaurants & Leisure)	(b)	8.875%	11/15/2015	550,000	555,500
Universal City Development Partners, Ltd. (Hotels, Restaurants & Leisure)	(b)	10.875%	11/15/2016	525,000	538,125
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. (Hotels, Restaurants & Leisure)		6.625%	12/01/2014	325,000	327,437
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. (Hotels, Restaurants & Leisure)	(b)	7.875%	11/01/2017	425,000	432,438
Hillman Group, Inc. (Household Durables)	(b)	10.875%	06/01/2018	325,000	336,375
Jarden Corp. (Household Durables)		8.000%	05/01/2016	225,000	232,312
Jarden Corp. (Household Durables)		7.500%	05/01/2017	725,000	714,125
Libbey Glass, Inc. (Household Durables)	(b)	10.000%	02/15/2015	200,000	208,000
Norcraft Companies LP / Norcraft Finance Corp. (Household Durables)	(b)	10.500%	12/15/2015	625,000	646,875
Norcraft Holdings LP / Norcraft Capital Corp. (Household Durables)		9.750%	09/01/2012	182,000	173,128
Sealy Mattress Co. (Household Durables)		8.250%	06/15/2014	975,000	982,313
Sealy Mattress Co. (Household Durables)	(b)	10.875%	04/15/2016	337,000	374,070
Simmons Bedding Co. (Household Durables)	(b)	11.250%	07/15/2015	900,000	970,875
Easton-Bell Sports, Inc. (Leisure Equipment & Products)	(b)	9.750%	12/01/2016	825,000	858,000
Visant Corp. (Leisure Equipment & Products)		7.625%	10/01/2012	1,225,000	1,231,125
Visant Holding Corp. (Leisure Equipment & Products)		8.750%	12/01/2013	1,325,000	1,344,875
Visant Holding Corp. (Leisure Equipment & Products)		10.250%	12/01/2013	550,000	564,437
AAC Group Holding Corp. (Media)	(b)	10.250%	10/01/2012	625,000	621,875
AAC Group Holding Corp. (Media)		12.750%	10/01/2012	174,709	168,594
Affinity Group Holding, Inc. (Acquired 03/21/2005 through 02/22/2008, Cost $222,579) (Media)	(f)	10.875%	02/15/2012	225,490	91,323
Affinity Group Inc. (Media)		9.000%	02/15/2012	450,000	338,063
American Achievement Corp. (Media)	(b)	8.250%	04/01/2012	425,000	423,938
Belo Corp. (Media)		8.000%	11/15/2016	50,000	51,625
CCH II LLC / CCH II Capital Corp. (Media)		13.500%	11/30/2016	471,692	551,880
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)	(b)	7.875%	04/30/2018	125,000	126,250
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)	(b)	8.125%	04/30/2020	75,000	77,062
Cinemark USA, Inc. (Media)		8.625%	06/15/2019	575,000	580,750
CSC Holdings LLC (Media)		7.875%	02/15/2018	150,000	153,750
DISH DBS Corp. (Media)		6.625%	10/01/2014	850,000	852,125
Fox Acquisition Sub. LLC (Media)	(b)	13.375%	07/15/2016	575,000	566,375
Intelsat Intermediate Holding Co. S.A. (Media)		9.500%	02/01/2015	1,650,000	1,687,125
Intelsat Jackson Holdings S.A. (Media)		11.250%	06/15/2016	2,025,000	2,166,750
Intelsat Jackson Holdings S.A. (Media)	(b)	8.500%	11/01/2019	275,000	279,125
Interpublic Group of Companies, Inc. / The (Media)		10.000%	07/15/2017	700,000	775,250
Kabel Deutschland GmbH (Media)		10.625%	07/01/2014	650,000	676,812
Lamar Media Corp. (Media)		9.750%	04/01/2014	175,000	191,625

(continued)

Ohio National Fund, Inc.	High Income Bond Portfolio (Continued)

Schedule of Investments	June 30, 2010 (Unaudited)

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value

CONSUMER DISCRETIONARY (continued)
Lamar Media Corp. (Media)		6.625%	08/15/2015	$375,000	$357,187
Lamar Media Corp. (Media)		6.625%	08/15/2015	575,000	547,688
LIN Television Corp. (Media)	(b)	8.375%	04/15/2018	75,000	75,000
Live Nation Entertainment, Inc. (Media)	(b)	8.125%	05/15/2018	100,000	97,500
MDC Partners, Inc. (Media)	(b)	11.000%	11/01/2016	675,000	722,250
MediMedia USA, Inc. (Media)	(b)	11.375%	11/15/2014	975,000	894,563
Nexstar Broadcasting, Inc. (Media)		7.000%	01/15/2014	225,000	201,375
Nexstar Broadcasting, Inc. (Media)	(b)	7.000%	01/15/2014	431,188	385,913
Nexstar Broadcasting, Inc. / Mission Broadcasting, Inc. (Media)	(b)	8.875%	04/15/2017	200,000	202,000
Nielsen Finance LLC / Nielsen Finance Co. (Media)		11.625%	02/01/2014	450,000	493,875
Nielsen Finance LLC / Nielsen Finance Co. (Media)		11.500%	05/01/2016	400,000	439,000
Nielsen Finance LLC / Nielsen Finance Co. (Media)		12.500%	08/01/2016	650,000	622,375
Quebecor Media, Inc. (Media)		7.750%	03/15/2016	450,000	443,250
Rainbow National Services LLC (Media)	(b)	10.375%	09/01/2014	639,000	668,554
Regal Cinemas Corp. (Media)		8.625%	07/15/2019	225,000	227,250
Reynolds Group Issuer, Inc./ Reynolds Group Issuer LLC (Media)	(b)	7.750%	10/15/2016	1,100,000	1,080,750
Reynolds Group Issuer, Inc./ Reynolds Group Issuer LLC (Media)	(b)	8.500%	05/15/2018	275,000	271,219
Sirius XM Radio, Inc. (Media)	(b)	8.750%	04/01/2015	750,000	742,500
Sitel LLC / Sitel Finance Corp. (Media)	(b)	11.500%	04/01/2018	800,000	744,000
Trans Union LLC/TransUnion Financing Corp. (Media)	(b)	11.375%	06/15/2018	350,000	364,000
Univision Communications, Inc. (Media)	(b)	12.000%	07/01/2014	75,000	80,812
Umbrella Acquisition, Inc. (Media)	(b)	9.750%	03/15/2015	520,658	436,051
Videotron Ltee (Media)		9.125%	04/15/2018	200,000	218,000
Virgin Media Finance PLC (Media)		9.500%	08/15/2016	1,025,000	1,087,781
XM Satellite Radio, Inc. (Media)	(b)	11.250%	06/15/2013	125,000	134,063
XM Satellite Radio, Inc. (Media)	(b)	13.000%	08/01/2014	575,000	631,063
Dollar General Corp. (Multiline Retail)		11.875%	07/15/2017	635,000	724,694
Macy’s Retail Holdings, Inc. (Multiline Retail)		6.650%	07/15/2024	175,000	168,875
Macy’s Retail Holdings, Inc. (Multiline Retail)		7.000%	02/15/2028	100,000	96,750
Macy’s Retail Holdings, Inc. (Multiline Retail)		6.900%	01/15/2032	50,000	47,750
QVC, Inc. (Multiline Retail)	(b)	7.125%	04/15/2017	200,000	197,000
QVC, Inc. (Multiline Retail)	(b)	7.500%	10/01/2019	525,000	518,437
Toys “R” Us Property Co. I LLC (Multiline Retail)	(b)	10.750%	07/15/2017	1,025,000	1,124,938
Limited Brands, Inc. (Specialty Retail)		8.500%	06/15/2019	525,000	568,312
NBC Acquisition Corp. (Specialty Retail)		11.000%	03/15/2013	325,000	292,500
Nebraska Book Co, Inc. (Specialty Retail)		10.000%	12/01/2011	525,000	527,625
Nebraska Book Co., Inc. (Specialty Retail)		8.625%	03/15/2012	700,000	652,750
Penske Automotive Group, Inc. (Specialty Retail)		7.750%	12/15/2016	800,000	756,000
Sally Holdings LLC / Salley Capital, Inc. (Specialty Retail)		10.500%	11/15/2016	1,250,000	1,343,750

					59,529,385

CONSUMER STAPLES – 4.6%
General Nutrition Centers, Inc. (Food & Staples Retailing)	(d)	5.750%	03/15/2014	925,000	853,313
General Nutrition Centers, Inc. (Food & Staples Retailing)		10.750%	03/15/2015	100,000	101,000
B&G Foods, Inc. (Food Products)		7.625%	01/15/2018	525,000	528,938
Dean Foods Co. (Food Products)		7.000%	06/01/2016	1,150,000	1,081,000
Del Monte Corp. (Food Products)	(b)	7.500%	10/15/2019	300,000	308,250
Michael Foods, Inc. (Food Products)	(b)	9.750%	07/15/2018	350,000	361,375
Pinnacle Foods Finance LLC / Pinnacle Foods Finance Corp. (Food Products)		9.250%	04/01/2015	725,000	743,125
Pinnacle Foods Finance LLC / Pinnacle Foods Finance Corp. (Food Products)	(b)	9.250%	04/01/2015	150,000	153,750
Pinnacle Foods Finance LLC / Pinnacle Foods Finance Corp. (Food Products)		10.625%	04/01/2017	425,000	445,187
Reddy Ice Corp. (Food Products)	(b)	11.250%	03/15/2015	425,000	439,875
Reddy Ice Corp. (Food Products)	(b)	13.250%	11/01/2015	829,000	804,130
Smithfield Foods, Inc. (Food Products)		7.750%	05/15/2013	350,000	348,469
Smithfield Foods, Inc. (Food Products)	(b)	10.000%	07/15/2014	525,000	584,062
Smithfield Foods, Inc. (Food Products)		7.750%	07/01/2017	325,000	312,000
TreeHouse Foods, Inc. (Food Products)		7.750%	03/01/2018	525,000	546,000
Central Garden & Pet Co. (Household Products)		8.250%	03/01/2018	800,000	797,000
Diversey Holdings, Inc. (Household Products)	(b)	10.500%	05/15/2020	650,000	724,750
Diversey, Inc. (Household Products)	(b)	8.250%	11/15/2019	175,000	181,125
Spectrum Brands, Inc. (Household Products)	(b)	9.500%	06/15/2018	200,000	206,500
Spectrum Brands, Inc. (Household Products)		12.000%	08/28/2019	927,500	1,015,612

					10,535,461

ENERGY – 6.0%
Basic Energy Services, Inc. (Energy Equipment & Services)		7.125%	04/15/2016	450,000	375,750
CGG-Veritas (Energy Equipment & Services)		9.500%	05/15/2016	400,000	408,000
CGG-Veritas (Energy Equipment & Services)		7.750%	05/15/2017	375,000	357,188
Complete Production Services, Inc. (Energy Equipment & Services)		8.000%	12/15/2016	225,000	221,062
Crosstex Energy LP / Crosstex Energy Finance Corp. (Energy Equipment & Services)		8.875%	02/15/2018	975,000	978,656
Aquilex Holdings LLC / Aquilex Finance Corp. (Oil, Gas & Consumable Fuels)	(b)	11.125%	12/15/2016	425,000	427,125
ATP Oil & Gas Corp. (Oil, Gas & Consumable Fuels)	(b)	11.875%	05/01/2015	750,000	547,500
Chesapeake Energy Corp. (Oil, Gas & Consumable Fuels)		9.500%	02/15/2015	600,000	666,000
Chesapeake Energy Corp. (Oil, Gas & Consumable Fuels)		6.875%	11/15/2020	425,000	430,844
Coffeyville Resources LLC / Coffeyville Finance, Inc. (Oil, Gas & Consumable Fuels)	(b)	10.875%	04/01/2017	575,000	563,500
Denbury Resources, Inc. (Oil, Gas & Consumable Fuels)		9.750%	03/01/2016	125,000	135,625
Denbury Resources, Inc. (Oil, Gas & Consumable Fuels)		8.250%	02/15/2020	273,000	286,650
Forest Oil Corp. (Oil, Gas & Consumable Fuels)		8.500%	02/15/2014	100,000	104,750

(continued)

Ohio National Fund, Inc.	High Income Bond Portfolio (Continued)

Schedule of Investments	June 30, 2010 (Unaudited)

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value

ENERGY (continued)
Forest Oil Corp. (Oil, Gas & Consumable Fuels)		7.250%	06/15/2019	$450,000	$436,500
Hilcorp Energy I LP / Hilcorp Finance Co. (Oil, Gas & Consumable Fuels)	(b)	7.750%	11/01/2015	400,000	396,000
Holly Energy Partners LP / Holly Energy Finance Corp. (Oil, Gas & Consumable Fuels)		6.250%	03/01/2015	900,000	864,000
Inergy LP / Inergy Finance Corp. (Oil, Gas & Consumable Fuels)		6.875%	12/15/2014	625,000	618,750
Inergy LP / Inergy Finance Corp. (Oil, Gas & Consumable Fuels)		8.750%	03/01/2015	425,000	434,562
Linn Energy LLC / Linn Energy Finance Corp. (Oil, Gas & Consumable Fuels)		11.750%	05/15/2017	200,000	228,000
Linn Energy LLC / Linn Energy Finance Corp. (Oil, Gas & Consumable Fuels)	(b)	8.625%	04/15/2020	575,000	591,531
MarkWest Energy Partners LP / MarkWest Energy Finance Corp. (Oil, Gas & Consumable Fuels)		8.750%	04/15/2018	850,000	862,750
Niska Gas Storage US LLC / Niska Gas Storage Canada ULC (Oil, Gas & Consumable Fuels)	(b)	8.875%	03/15/2018	800,000	816,000
Petroplus Finance Ltd. (Oil, Gas & Consumable Fuels)	(b)	7.000%	05/01/2017	225,000	184,500
Pioneer Natural Resources Co. (Oil, Gas & Consumable Fuels)		6.875%	05/01/2018	300,000	302,754
Plains Exploration & Production Co. (Oil, Gas & Consumable Fuels)		7.750%	06/15/2015	600,000	597,000
Plains Exploration & Production Co. (Oil, Gas & Consumable Fuels)		7.000%	03/15/2017	125,000	120,000
Range Resources Corp. (Oil, Gas & Consumable Fuels)		6.375%	03/15/2015	100,000	99,250
Range Resources Corp. (Oil, Gas & Consumable Fuels)		7.500%	05/15/2016	150,000	152,063
Regency Energy Partners LP / Regency Energy Finance Corp. (Oil, Gas & Consumable Fuels)		8.375%	12/15/2013	575,000	595,125
Regency Energy Partners LP / Regency Energy Finance Corp. (Oil, Gas & Consumable Fuels)	(b)	9.375%	06/01/2016	250,000	266,250
SandRidge Energy, Inc. (Oil, Gas & Consumable Fuels)	(b)	9.875%	05/15/2016	100,000	102,000
SandRidge Energy, Inc. (Oil, Gas & Consumable Fuels)	(b)	8.000%	06/01/2018	250,000	238,125
Southern Star Central Corp. (Oil, Gas & Consumable Fuels)		6.750%	03/01/2016	225,000	218,812
Southwestern Energy Co. (Oil, Gas & Consumable Fuels)		7.500%	02/01/2018	150,000	160,125
Teekay Corp. (Oil, Gas & Consumable Fuels)		8.500%	01/15/2020	100,000	100,000

					13,886,747

FINANCIALS – 8.4%
Nuveen Investments, Inc. (Capital Markets)		10.500%	11/15/2015	1,375,000	1,203,125
Reliance Intermediate Holdings LP (Capital Markets)	(b)	9.500%	12/15/2019	550,000	582,312
SSI Investments II/SSI Co-Issuer LLC (Capital Markets)	(b)	11.125%	06/01/2018	575,000	586,500
CIT Group, Inc. (Commercial Banks)		7.000%	05/01/2017	2,225,000	2,013,625
Ford Motor Credit Co. LLC (Consumer Finance)		7.250%	10/25/2011	675,000	693,622
Ford Motor Credit Co. LLC (Consumer Finance)		7.500%	08/01/2012	400,000	409,224
Ford Motor Credit Co. LLC (Consumer Finance)		8.000%	06/01/2014	650,000	671,395
Ford Motor Credit Co. LLC (Consumer Finance)		8.000%	12/15/2016	2,425,000	2,482,878
Ford Motor Credit Co. LLC (Consumer Finance)		8.125%	01/15/2020	150,000	153,356
Ally Financial, Inc. (Consumer Finance)		6.875%	09/15/2011	1,475,000	1,502,656
Ally Financial, Inc. (Consumer Finance)		7.000%	02/01/2012	625,000	635,156
Ally Financial, Inc. (Consumer Finance)	(b)	8.300%	02/12/2015	1,175,000	1,192,625
Ally Financial, Inc. (Consumer Finance)	(b)	8.000%	03/15/2020	375,000	367,500
Ally Financial, Inc. (Consumer Finance)		8.000%	11/01/2031	260,000	241,150
CIT Group Funding Co. of Delaware LLC (Diversifed Financial Services)		10.250%	05/01/2017	1,300,000	1,335,750
Express LLC / Express Finance Corp. (Diversifed Financial Services)	(b)	8.750%	03/01/2018	550,000	562,375
International Lease Finance Corp. (Diversifed Financial Services)	(b)	8.625%	09/15/2015	450,000	427,500
International Lease Finance Corp. (Diversifed Financial Services)	(b)	8.750%	03/15/2017	1,925,000	1,828,750
Host Hotels & Resorts LP (Real Estate Investment Trusts)		7.125%	11/01/2013	325,000	329,063
Host Hotels & Resorts LP (Real Estate Investment Trusts)		6.875%	11/01/2014	250,000	250,625
Host Hotels & Resorts LP (Real Estate Investment Trusts)		6.375%	03/15/2015	175,000	172,375
Host Hotels & Resorts LP (Real Estate Investment Trusts)		6.750%	06/01/2016	100,000	99,375
Ventas Realty LP / Ventas Capital Corp. (Real Estate Investment Trusts)		6.500%	06/01/2016	325,000	331,339
Ventas Realty LP / Ventas Capital Corp. (Real Estate Investment Trusts)		6.500%	06/01/2016	225,000	229,389
Ventas Realty LP / Ventas Capital Corp. (Real Estate Investment Trusts)		6.750%	04/01/2017	375,000	380,039
Icahn Enterprises LP / Icahn Enterprises Finance Corp. (Real Estate Management & Development)	(b)	8.000%	01/15/2018	775,000	755,625

					19,437,329

HEALTH CARE – 8.0%
Accellent, Inc. (Health Care Equipment & Supplies)		10.500%	12/01/2013	450,000	445,500
Bausch & Lomb, Inc. (Health Care Equipment & Supplies)		9.875%	11/01/2015	800,000	826,000
Biomet, Inc. (Health Care Equipment & Supplies)		11.625%	10/15/2017	1,925,000	2,093,437
Inverness Medical Innovations, Inc. (Health Care Equipment & Supplies)		7.875%	02/01/2016	525,000	515,812
Inverness Medical Innovations, Inc. (Health Care Equipment & Supplies)		9.000%	05/15/2016	500,000	502,500
VWR Funding, Inc. (Health Care Equipment & Supplies)		10.250%	07/15/2015	1,304,843	1,324,416
BioScrip, Inc. (Health Care Providers & Services)	(b)	10.250%	10/01/2015	150,000	149,250
CRC Health Corp. (Health Care Providers & Services)		10.750%	02/01/2016	550,000	508,750
Fresenius US Finance II, Inc. (Health Care Providers & Services)	(b)	9.000%	07/15/2015	325,000	353,844
HCA, Inc. (Health Care Providers & Services)		9.250%	11/15/2016	550,000	584,375
HCA, Inc. (Health Care Providers & Services)		9.625%	11/15/2016	3,051,516	3,272,751
HCA, Inc. (Health Care Providers & Services)		9.875%	02/15/2017	225,000	243,000
HCA, Inc. (Health Care Providers & Services)		7.875%	02/15/2020	275,000	284,281
HCA, Inc. (Health Care Providers & Services)		7.500%	11/06/2033	225,000	193,500
National Mentor Holdings, Inc. (Health Care Providers & Services)		11.250%	07/01/2014	625,000	626,562
Omnicare, Inc. (Health Care Providers & Services)		6.875%	12/15/2015	775,000	778,875
Omnicare, Inc. (Health Care Providers & Services)		7.750%	06/01/2020	175,000	179,375
United Surgical Partners International, Inc. (Health Care Providers & Services)		9.250%	05/01/2017	950,000	954,750
Universal Hospital Services, Inc. (Health Care Providers & Services)	(d)	4.134%	06/01/2015	150,000	126,750
Universal Hospital Services, Inc. (Health Care Providers & Services)		8.500%	06/01/2015	900,000	891,000
Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc. (Health Care Providers & Services)		8.000%	02/01/2018	950,000	916,750
Viant Holdings, Inc. (Health Care Providers & Services)	(b)	10.125%	07/15/2017	850,000	870,188

(continued)

Ohio National Fund, Inc.	High Income Bond Portfolio (Continued)

Schedule of Investments	June 30, 2010 (Unaudited)

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value

HEALTH CARE (continued)
Yankee Acquisition Corp. (Health Care Providers & Services)		8.500%	02/15/2015	$200,000	$203,250
Yankee Acquisition Corp. (Health Care Providers & Services)		9.750%	02/15/2017	1,150,000	1,175,875
Bio-Rad Laboratories, Inc. (Life Sciences Tools & Services)		6.125%	12/15/2014	275,000	277,750
Bio-Rad Laboratories, Inc. (Life Sciences Tools & Services)		8.000%	09/15/2016	300,000	314,250

					18,612,791

INDUSTRIALS – 10.3%
Alliant Techsystems, Inc. (Aerospace & Defense)		6.750%	04/01/2016	500,000	492,500
Hawker Beechcraft Acquisition Co. LLC / Hawker Beechcraft Notes Co. (Aerospace & Defense)		9.750%	04/01/2017	200,000	124,500
L-3 Communications Corp. (Aerospace & Defense)		6.125%	07/15/2013	425,000	430,313
L-3 Communications Corp. (Aerospace & Defense)		6.375%	10/15/2015	225,000	226,125
Sequa Corporation (Aerospace & Defense)	(b)	11.750%	12/01/2015	300,000	291,750
Sequa Corporation (Aerospace & Defense)	(b)	13.500%	12/01/2015	183,054	180,308
TransDigm, Inc. (Aerospace & Defense)	(b)	7.750%	07/15/2014	225,000	226,125
TransDigm, Inc. (Aerospace & Defense)		7.750%	07/15/2014	450,000	453,375
CEVA Group PLC (Air Freight & Logistics)	(b)	11.625%	10/01/2016	300,000	311,250
Building Materials Corp. of America (Building Products)	(b)	7.500%	03/15/2020	225,000	222,187
Goodman Global Group, Inc. (Building Products)	(b)	0.000%	12/15/2014	1,100,000	676,500
Goodman Global, Inc. (Building Products)		13.500%	02/15/2016	350,000	386,750
Nortek, Inc. (Building Products)		11.000%	12/01/2013	475,000	497,563
Ply Gem Industries, Inc. (Building Products)		11.750%	06/15/2013	475,000	498,750
RBS Global, Inc./ Rexnord LLC (Building Products)	(b)	8.500%	05/01/2018	600,000	585,000
Thermon Industries, Inc. (Building Products)	(b)	9.500%	05/01/2017	125,000	127,500
Altegrity, Inc. (Commercial Services & Supplies)	(b)	10.500%	11/01/2015	425,000	405,875
Altegrity, Inc. (Commercial Services & Supplies)	(b)	11.750%	05/01/2016	425,000	387,813
ARAMARK Corp. (Commercial Services & Supplies)	(d)	3.844%	02/01/2015	250,000	231,250
ARAMARK Corp. (Commercial Services & Supplies)		8.500%	02/01/2015	900,000	913,500
Browning-Ferris Industries, Inc. (Commercial Services & Supplies)		9.250%	05/01/2021	225,000	279,123
Garda World Security Corp. (Commercial Services & Supplies)	(b)	9.750%	03/15/2017	900,000	918,000
Global Cash Access, Inc. / Global Cash Finance Corp. (Commercial Services & Supplies)		8.750%	03/15/2012	542,000	545,387
KAR Auction Services, Inc. (Commercial Services & Supplies)		8.750%	05/01/2014	1,000,000	1,010,000
KAR Auction Services, Inc. (Commercial Services & Supplies)		10.000%	05/01/2015	17,000	17,425
Maxim Crane Works LP (Commercial Services & Supplies)	(b)	12.250%	04/15/2015	450,000	442,687
RSC Equipment Rental, Inc. / RSC Holdings III LLC (Commercial Services & Supplies)		9.500%	12/01/2014	600,000	599,250
RSC Equipment Rental, Inc. / RSC Holdings III LLC (Commercial Services & Supplies)	(b)	10.000%	07/15/2017	175,000	188,563
SGS International, Inc. (Commercial Services & Supplies)		12.000%	12/15/2013	900,000	923,625
West Corp. (Commercial Services & Supplies)		9.500%	10/15/2014	1,150,000	1,161,500
West Corp. (Commercial Services & Supplies)		11.000%	10/15/2016	1,000,000	1,022,500
Baldor Electric Co. (Electrical Equipment)		8.625%	02/15/2017	875,000	910,000
Belden, Inc. (Electrical Equipment)		7.000%	03/15/2017	450,000	437,062
Belden, Inc. (Electrical Equipment)	(b)	9.250%	06/15/2019	200,000	212,000
General Cable Corp. (Electrical Equipment)		2.666%	04/01/2015	325,000	291,688
General Cable Corp. (Electrical Equipment)		7.125%	04/01/2017	600,000	597,000
International Wire Group, Inc. (Electrical Equipment)	(b)	9.750%	04/15/2015	475,000	472,625
Sensus USA, Inc. (Electrical Equipment)		8.625%	12/15/2013	525,000	514,500
Viasystems, Inc. (Electrical Equipment)	(b)	12.000%	01/15/2015	375,000	406,875
ALH Finance LLC / ALH Finance Corp. (Machinery)		8.500%	01/15/2013	600,000	603,000
Amsted Industries, Inc. (Machinery)	(b)	8.125%	03/15/2018	200,000	200,500
ArvinMeritor, Inc. (Machinery)		10.625%	03/15/2018	275,000	292,875
Case New Holland, Inc. (Machinery)	(b)	7.875%	12/01/2017	225,000	227,813
Esco Corp. (Machinery)	(b)	8.625%	12/15/2013	450,000	448,875
Esco Corp. (Machinery)	(b)(d)	4.412%	12/15/2013	225,000	207,000
Mueller Water Products, Inc. (Machinery)		7.375%	06/01/2017	525,000	463,313
Navistar International Corp. (Machinery)		8.250%	11/01/2021	400,000	408,000
SPX Corp. (Machinery)		7.625%	12/15/2014	550,000	567,875
Stena AB (Marine)		7.000%	12/01/2016	175,000	167,562
Hertz Corp. / The (Road & Rail)		8.875%	01/01/2014	625,000	635,937
Hertz Corp. / The (Road & Rail)		10.500%	01/01/2016	300,000	312,750
Kansas City Southern Railway (Road & Rail)		8.000%	06/01/2015	250,000	258,750
Interline Brands, Inc. (Trading Companies & Distributors)		8.125%	06/15/2014	400,000	402,500

					23,815,494

INFORMATION TECHNOLOGY – 5.9%
Seagate HDD Cayman (Computers & Peripherals)	(b)	6.875%	05/01/2020	100,000	95,500
Seagate Technology HDD Holdings (Computers & Peripherals)		6.800%	10/01/2016	575,000	560,625
Cleaver-Brooks, Inc. (Electronic Equipment, Instruments & Components)	(b)	12.250%	05/01/2016	400,000	391,000
Kemet Corp. (Electronic Equipment, Instruments & Components)	(b)	10.500%	05/01/2018	400,000	398,000
SMART Modular Technologies (WWH), Inc. (Acquired 03/22/2005 through 08/04/2005, Cost $114,370) (Electronic Equipment, Instruments & Components)	(d)(f)	5.791%	04/01/2012	114,000	108,158
Terremark Worldwide, Inc. (Internet Software & Services)		12.000%	06/15/2017	675,000	762,750
Ceridian Corp. (IT Services)		11.250%	11/15/2015	675,000	612,562
CompuCom Systems, Inc. (IT Services)	(b)	12.500%	10/01/2015	800,000	846,000
First Data Corp. (IT Services)		9.875%	09/24/2015	500,000	382,500
iPayment, Inc. (IT Services)		9.750%	05/15/2014	350,000	320,250
Lender Processing Services, Inc. (IT Services)		8.125%	07/01/2016	550,000	581,625
Mantech International Corp. (IT Services)	(b)	7.250%	04/15/2018	200,000	203,000
Stream Global Services, Inc. (IT Services)		11.250%	10/01/2014	775,000	796,313
SunGard Data Systems, Inc. (IT Services)		9.125%	08/15/2013	350,000	357,437

(continued)

Ohio National Fund, Inc.	High Income Bond Portfolio (Continued)

Schedule of Investments	June 30, 2010 (Unaudited)

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value

INFORMATION TECHNOLOGY (continued)
SunGard Data Systems, Inc. (IT Services)		10.625%	05/15/2015	$625,000	$671,094
SunGard Data Systems, Inc. (IT Services)		10.250%	08/15/2015	1,250,000	1,296,875
Unisys Corp. (IT Services)		12.500%	01/15/2016	225,000	244,125
Advanced Micro Devices, Inc. (Semiconductors & Semiconductor Equipment)	(b)	8.125%	12/15/2017	725,000	725,000
Freescale Semiconductor, Inc. (Semiconductors & Semiconductor Equipment)		8.875%	12/15/2014	425,000	389,938
Freescale Semiconductor, Inc. (Semiconductors & Semiconductor Equipment)		9.125%	12/15/2014	472,219	424,997
Freescale Semiconductor, Inc. (Semiconductors & Semiconductor Equipment)	(b)	9.250%	04/15/2018	500,000	496,250
MagnaChip Semiconductor S.A. / MagnaChip Semiconductor Finance Co. (Semiconductors & Semiconductor Equipment)	(b)	10.500%	04/15/2018	425,000	434,562
Activant Solutions, Inc. (Software)		9.500%	05/01/2016	725,000	692,375
Aspect Software, Inc. (Software)	(b)	10.625%	05/15/2017	575,000	577,875
Bankrate, Inc. (Software)	(b)	11.750%	07/15/2015	350,000	349,125
Serena Software, Inc. (Software)		10.375%	03/15/2016	650,000	622,375
SS&C Technologies, Inc. (Software)		11.750%	12/01/2013	325,000	341,250

					13,681,561

MATERIALS – 6.9%
Ashland, Inc. (Chemicals)		9.125%	06/01/2017	600,000	660,000
CF Industries, Inc. (Chemicals)		6.875%	05/01/2018	75,000	76,500
CF Industries, Inc. (Chemicals)		7.125%	05/01/2020	75,000	77,062
Chemtura Corp. (Acquired 04/19/2006 and 04/11/2007, Cost $346,755) (Chemicals)	(a)(e)(f)(g)	6.875%	06/01/2016	350,000	395,500
Hexion US Finance Corp. / Hexion Nova Scotia Finance ULC (Chemicals)		8.875%	02/01/2018	700,000	635,250
Hexion US Finance Corp. / Hexion Nova Scotia Finance ULC (Chemicals)		9.750%	11/15/2014	400,000	380,000
Huntsman International LLC (Chemicals)	(b)	5.500%	06/30/2016	725,000	638,000
Huntsman International LLC (Chemicals)	(b)	8.625%	03/15/2020	375,000	347,813
Koppers, Inc. (Chemical)		7.875%	12/01/2019	275,000	279,125
Nalco Co. (Chemicals)		8.875%	11/15/2013	1,150,000	1,184,500
Nalco Co. (Chemicals)		8.250%	05/15/2017	75,000	78,000
Nalco Finance Holdings, Inc. (Chemicals)		9.000%	02/01/2014	66,000	67,320
Solutia, Inc. (Chemicals)		8.750%	11/01/2017	775,000	809,875
Solutia, Inc. (Chemicals)		7.875%	03/15/2020	150,000	150,375
Union Carbide Corp. (Chemicals)		7.875%	04/01/2023	100,000	99,196
Union Carbide Corp. (Chemicals)		7.500%	06/01/2025	50,000	49,296
Berry Plastic Corp. (Containers & Packaging)		8.875%	09/15/2014	925,000	894,938
Berry Plastic Corp. (Containers & Packaging)	(b)	9.500%	05/15/2018	275,000	253,000
BWAY Holding Co. (Containers & Packaging)	(b)	10.000%	06/15/2018	325,000	340,437
Cascades, Inc. (Containers & Packaging)		7.875%	01/15/2020	400,000	400,000
Crown Americas LLC / Crown Americas Capital Corp. (Containers & Packaging)		7.750%	11/15/2015	1,050,000	1,094,625
Crown Americas LLC / Crown Americas Capital Corp. II (Containers & Packaging)	(b)	7.625%	05/15/2017	75,000	78,000
Graham Packaging Co. LP / GPC Capital Corp. I (Containers & Packaging)	(b)	8.250%	01/01/2017	850,000	841,500
Graphic Packaging International, Inc. (Containers & Packaging)		9.500%	08/15/2013	775,000	792,438
Graphic Packaging International, Inc. (Containers & Packaging)		9.500%	06/15/2017	550,000	577,500
Greif, Inc. (Containers & Packaging)		7.750%	08/01/2019	475,000	491,625
Owens-Brockway Glass Container, Inc. (Containers & Packaging)		7.375%	05/15/2016	200,000	209,500
Rock-Tenn Co. (Containers & Packaging)		9.250%	03/15/2016	450,000	484,875
Aleris International, Inc. (Acquired 12/13/2006, Cost $175,000) (Metals & Mining)	(a)(e)(f)	9.000%	12/15/2014	175,000	1,746
Aleris International, Inc. (Acquired 12/13/2006 and 05/30/2007, Cost $256,970) (Metals & Mining)	(a)(e)(f)	10.000%	12/15/2016	250,000	2,812
Compass Minerals International, Inc. (Metals & Mining)		8.000%	06/01/2019	275,000	282,391
Teck Resources Ltd. (Metals & Mining)		10.250%	05/15/2016	575,000	679,267
Boise Paper Holdings LLC / Boise Finanace Co. (Paper & Forest Products)	(b)	9.000%	11/01/2017	875,000	905,625
Clearwater Paper Corp. (Paper & Forest Products)		10.625%	06/15/2016	125,000	138,281
Georgia-Pacific LLC (Paper & Forest Products)	(b)	8.250%	05/01/2016	900,000	964,125
NewPage Corp. (Paper & Forest Products)		11.375%	12/31/2014	250,000	228,125
PE Paper Escrow GmbH (Paper & Forest Products)	(b)	12.000%	08/01/2014	375,000	412,699

					16,001,321

TELECOMMUNICATION SERVICES – 4.4%
Clear Channel Worldwide Holdings, Inc. (Diversified Telecommunication Services)	(b)	9.250%	12/15/2017	600,000	606,000
Clear Channel Worldwide Holdings, Inc. (Diversified Telecommunication Services)	(b)	9.250%	12/15/2017	75,000	75,000
GXS Worldwide Inc. (Diversified Telecommunication Services)	(b)	9.750%	06/15/2015	850,000	816,000
Inmarsat Finance PLC (Diversified Telecommunication Services)	(b)	7.375%	12/01/2017	175,000	179,813
Insight Communications, Inc. (Diversified Telecommunication Services)	(b)	9.375%	07/15/2018	225,000	225,000
SBA Telecommunications, Inc. (Diversified Telecommunication Services)	(b)	8.000%	08/15/2016	325,000	338,000
SBA Telecommunications, Inc. (Diversified Telecommunication Services)	(b)	8.250%	08/15/2019	125,000	132,187
tw telecom holdings, inc. (Diversified Telecommunication Services)	(b)	8.000%	03/01/2018	375,000	384,375
Digicel Group Ltd. (Wireless Telecommunication Services)	(b)	8.875%	01/15/2015	425,000	417,563
Digicel Group Ltd. (Wireless Telecommunication Services)	(b)	9.125%	01/15/2015	487,000	480,304
Digicel Ltd. (Wireless Telecommunication Services)	(b)	12.000%	04/01/2014	650,000	729,625
Digicel Ltd. (Wireless Telecommunication Services)	(b)	8.250%	09/01/2017	425,000	422,875
MetroPCS Wireless, Inc. (Wireless Telecommunication Services)		9.250%	11/01/2014	125,000	129,375
MetroPCS Wireless, Inc. (Wireless Telecommunication Services)		9.250%	11/01/2014	1,200,000	1,242,000
Nextel Communications, Inc. (Wireless Telecommunication Services)		7.375%	08/01/2015	1,200,000	1,146,000
Sprint Capital Corp. (Wireless Telecommunication Services)		6.900%	05/01/2019	2,050,000	1,865,500
Sprint Nextel Corp. (Wireless Telecommunication Services)		6.000%	12/01/2016	725,000	654,312
Sprint Nextel Corp. (Wireless Telecommunication Services)		8.375%	08/15/2017	325,000	326,625
Susser Holdings LLC / Susser Finance Corp. (Wireless Telecommunication Services)	(b)	8.500%	05/15/2016	125,000	125,625

					10,296,179

(continued)

Ohio National Fund, Inc.	High Income Bond Portfolio (Continued)

Schedule of Investments	June 30, 2010 (Unaudited)

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value

UTILITIES – 1.9%
Edison Mission Energy (Electric Utilities)		7.750%	06/15/2016	$250,000	$175,000
Edison Mission Energy (Electric Utilities)		7.000%	05/15/2017	500,000	322,500
NV Energy, Inc. (Electric Utilities)		6.750%	08/15/2017	425,000	430,274
Texas Competitive Electric Holdings Co. LLC (Electric Utilities)		10.250%	11/01/2015	250,000	166,250
Texas Competitive Electric Holdings Co. LLC (Electric Utilities)		10.250%	11/01/2015	850,000	565,250
AmeriGas Partners LP (Gas Utilities)		7.250%	05/20/2015	425,000	427,125
AmeriGas Partners LP / AmeriGas Eagle Finance Corp. (Gas Utilities)		7.125%	05/20/2016	400,000	400,000
Suburban Propane Partners LP / Suburban Finance Corp. (Gas Utilities)		7.375%	03/15/2020	200,000	203,500
Dynegy Holdings, Inc. (Independent Power Producers & Energy Traders)		7.750%	06/01/2019	525,000	365,531
Energy Future Holdings Corp. (Independent Power Producers & Energy Traders)		10.875%	11/01/2017	100,000	74,500
NRG Energy, Inc. (Independent Power Producers & Energy Traders)		7.250%	02/01/2014	175,000	177,844
NRG Energy, Inc. (Independent Power Producers & Energy Traders)		7.375%	02/01/2016	775,000	773,062
NRG Energy, Inc. (Independent Power Producers & Energy Traders)		7.375%	01/15/2017	200,000	198,500
FPL Energy National Wind Portfolio LLC (Multi-Utilities)	(b)	6.125%	03/25/2019	235,181	230,746

					4,510,082

Total Corporate Bonds (Cost $185,410,501)					$190,306,350

Convertible Bonds – 0.1%		Rate	Maturity	Face Amount	Value

INDUSTRIALS – 0.1%
School Specialty, Inc. (Professional Services)		3.750%	11/30/2026	$225,000	$215,156

Total Convertible Bonds (Cost $206,475)					$215,156

Preferred Stocks – 0.1%				Shares	Value

FINANCIALS – 0.1%
Ally Financial, Inc. (Consumer Finance)	(b)			346	$268,961

Total Preferred Stocks (Cost $0)					$268,961

Common Stocks – 0.1%				Shares	Value

CONSUMER DISCRETIONARY – 0.1%
Dex One Corp. (Media)	(a)			9,601	$182,419

Total Common Stocks (Cost $1,578,783)					$182,419

Other – 0.0%				Shares	Value

SuperMedia, Inc. Litigation Trust Interests (Acquired 01/04/2010, Cost $0)	(a)(c)(f)			625,000	$4,688

Total Other (Cost $0)					$4,688

Money Market Funds – 0.7%				Shares	Value

Fidelity Institutional Money Market Funds Money Market Portfolio – Class I				1,641,000	$1,641,000

Total Money Market Funds (Cost $1,641,000)					$1,641,000

Total Investments (Cost $188,836,759) – 83.3%	(h)				$192,618,574
Other Assets in Excess of Liabilities – 16.7%					38,523,684

Net Assets – 100.0%					$231,142,258

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Non-income producing security.

(b)	Security exempt from registration under Regulation D of the Securities Act of 1933. These securities may be resold in transactions exempt form registration, normally to qualified buyers under Rule 144A. At June 30, 2010, the value of these securities totaled $62,139,510 or 26.9% of the Portfolio’s net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.

(c)	A market quotation for this investment was not readily available at June 30, 2010. As discussed in Note 2 of the Notes to Financial Statements, the price for this issue was derived from an estimate of fair market value using methods determined in good faith by the Fund’s Pricing Committee under the supervision of the Board. This security represents $4,688 or 0.0% of the Portfolio’s net assets.

(d)	Security is a variable rate instrument in which the coupon rate is adjusted quarterly, or semi-annually in concert with U.S. LIBOR. Interest rates stated are those in effect at June 30, 2010.

(e)	Represents a security that is in default. Unless otherwise noted by (f) below, these securities were deemed liquid pursuant to procedures approved by the Board of Directors.

(f)	Represents a security deemed to be illiquid. At June 30, 2010, the value of illiquid securities in the Portfolio totaled $604,227 or 0.3% of the Portfolio’s net assets.

(g)	Denotes a restricted security that is subject to a contractual restriction on public sales. At June 30, 2010, the value of this security totaled $395,500 or 0.2% of the Portfolio’s net assets. This security is deemed illiquid pursuant to procedures approved by the Board of Directors.

(h)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	Capital Growth Portfolio

 Objective/Strategy

The Capital Growth Portfolio seeks long-term capital appreciation by investing in and actively managing equity securities of small-cap growth companies.

 Performance as of June 30, 2010

Average Annual Total Returns:
One year	25.03%
Five years	3.74%
Ten years	-4.05%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the six-month period ended June 30, 2010, the Capital Growth Portfolio returned 0.20% versus -2.31% for the current benchmark, the Russell 2000 Growth Index.

The Portfolio significantly outperformed the benchmark Russell 2000 Growth Index. On an absolute basis, the Portfolio is virtually flat for the first half of 2010, with the most significant loss in Financials and the strongest gain in Consumer Staples. Relative to the benchmark, Health Care had significant out-performance due to strong stock selection. Strong stock selection enabled Energy to outperform despite an over-weight position. Materials also outperformed.(1)

Our five strongest stocks were Thoratec Corp., Coinstar, Inc., Terra Industries, Inc., Titanium Metals Corp. and Psychiatric Solutions, Inc. Medical-device company Thoratec Corp. exhibited strong stock performance due to stronger-than-expected interest in left-ventricular-assist devices (LVADs) for the treatment of patients with end-stage heart failure. Thoratec Corp. is the market leader and likely will remain so for the next several years as the market grows rapidly. This will lead, in our opinion, to solid revenue and earnings growth. Self-service vending-machine operator Coinstar, Inc. appreciated after announcing a very strong second quarter and increasing its earnings guidance. Increased revenue from Redbox, which highlights the company’s earnings leverage, propelled the solid performance. Terra Industries, Inc. turned in a strong performance in the first quarter of 2010 as a bidding war for the company ended with CF Industries acquiring Terra Industries, Inc. Titanium Metals Corp. benefited from an improving outlook for titanium demand from the aerospace industry. Boeing, Titanium Metals Corp.’s largest customer, increased the production rates for several of its planes and made significant progress toward the long-delayed launch of the Boeing 787. Psychiatric Solutions, Inc., an inpatient behavioral healthcare provider, was acquired by Universal Health Services. We sold the stock for a nice gain.(1)

Relative to the benchmark, Information Technology was the most significant laggard due to disappointing performance from our semiconductor investments. Consumer Discretionary, Financials, and Industrials were also laggards.(1)

Our five most lagging stocks were Formfactor, Inc., Compellent Technologies, Inc., Genoptix, Inc., Bally Technologies, Inc. and Varian Semiconductor Equipment Associates, Inc. Formfactor, Inc., a supplier of testing equipment for computer memory, was supposed to benefit from a recovery in sales of computers and servers. However, the company has had several execution missteps, including trying to transition manufacturing to a lower-cost region during the recovery. At this point, the management team has been replaced and the company is sitting on strong design win activity that could lead to increased sales; further, the stock trades close to its cash level. Compellent Technologies, Inc., which provides storage solutions for commercial computer users, pulled back after margins came in below expectations due to heavy discounts used to lock in large strategic accounts. We sold the stock. Genoptix, Inc. is an independent clinical laboratory firm. The company has grown very rapidly, consistently beating estimates, but recently started hiring a significant number of new sales representatives in anticipation of ongoing growth. We believe that it will take several quarters to complete this process so we trimmed the stock. We believe both Formfactor, Inc. and Genoptix, Inc. are oversold and we are waiting for either a better exit price or a change in the current outlook. Slot-machine producer Bally Technologies, Inc. declined on fears of stalled spending by its customers. However, we continue to hold the stock because we believe those fears are already fully reflected in the stock price and that Bally Technologies, Inc. has growth opportunities from global expansion as well as new-product launches. Varian Semiconductor Equipment Associates, Inc. is a supplier of ion-implantation systems used to manufacture semiconductor products. The company has executed well, but shows up as a laggard due to our large position and since the stock is currently at the low end of its historic trading range. We continue to hold the stock as the company is the leader in its market and is also investing in research and development outside its core business.(1)

Equity markets continue to benefit from the global economic recovery. Cyclical stocks, benefiting from reduced capacity and leaner cost structures, are leading the charge. We believe earnings in the second quarter generally should be good. Comparisons are easy and earnings estimates are ratcheting higher as analysts underestimated the strength of the recovery. Based on mutual fund industry asset flows, retail investors that were still stung by the trauma of 2007 have been slow to re-enter equity markets. Their inevitable return also argues, in our view, for continued strength in equity markets. We believe the massive global government deficits over time, coupled with the budding economic recovery, should lead to weak currencies and rising long-term interest rates. Consequently, we have positioned the Portfolio to benefit from higher energy prices as well as companies that are aided from expanding interest-rate spreads.(1)

We remain positive on the Energy sector and continue to hold a strong bias toward companies with exposure to oil over natural gas companies. Natural gas inventories remain at relatively high levels despite extremely cold weather across much of the country this winter and a sharp decline in the rig count. The higher production of shale gas wells, in our view, will likely ensure that the domestic gas market is well supplied for the foreseeable future. In contrast, we believe oil prices will remain firm due to demand from emerging economies, such as China, where vehicle sales are poised for another record year in 2010.(1)

Within the Industrials sector, we have increased our exposure to commercial truck markets, which appears to us — particularly in the heavy-duty truck sector — to be poised to recover from long-depressed levels. We believe many truck suppliers, such as ArvinMeritor, Inc., will show substantial earnings growth heading

(continued)

Ohio National Fund, Inc.	Capital Growth Portfolio (Continued)

into 2011. We have increased our exposure within both the Industrials and Materials sectors to the aerospace market, which has also shown surprising strength as the global economic recovery continues to unfold. Passenger traffic has risen year-over-year for six consecutive months and is only slightly below its peak in 2008, while the order books at Boeing and Airbus remain firm. Titanium Metals Corp. should benefit from this positive trend.(1)

We believe our Portfolio is positioned to benefit from an increase in short-term interest rates through our ownership of, among other holdings, optionsXpress Holdings, Inc. The company should, in our view, see its net-interest revenue expand as interest rates rise. We could see a benefit from a recovery in employment levels through First Commonwealth Financial Corp., which should see lower credit costs in a recovering economy. Stocks such as Cash America International, Inc. could benefit as demand for pawn loans increases if the economy takes longer than expected to recuperate.(1)

The signing of the health care-reform bill lifted the overhang that had been weighing on many industry groups within the health care sector due to a lack of clarity on reimbursement, the impact of the uninsured on the health care system, a possible excise tax, and structural changes. Many details have yet to be developed, but the framework for changes to the health care system is now enacted. We anticipated many of the changes and were well-positioned when President Obama signed the bill and health care stocks reacted to the new legislation. Some of the stocks we own that we believe will benefit from health care reform include Centene Corp., a Medicaid HMO that should benefit from the uninsured Americans who will now be eligible for state Medicaid insurance programs, and health care information technology providers Eclipsys Corp. and Quality Systems, Inc. These companies will continue to benefit from the American Recovery and Reinvestment Act of 2009, which will provide billions of dollars of government grants to hospitals and physicians offices that adopt electronic medical records.(1)

Consumer Discretionary stocks had another surprisingly good quarter in the face of continued high unemployment and tight consumer credit. We remain over-weighted in gaming-equipment suppliers (e.g., Bally Technologies, Inc.) because we believe the companies will benefit from the expansion of gaming spurred by states’ weak tax revenues. We also purchased Steven Madden Ltd., which has a strong line of reasonably priced shoes with a designer look, and American Axle & Manufacturing Holdings, Inc., which is benefiting from a recovery in the auto industry.(1)

In the Information Technology sector, we continue to believe that consumer and business demand will strengthen throughout the year, resulting in solid earnings growth. We believe valuation is likely to become more important to investors in the months ahead given the last twelve months’ strong rally. We continue to seek out what we view as reasonably valued growth companies that are leveraged to an improving economy or have company-specific growth stories. An example is Veeco Instruments, Inc., which is the second leading supplier of a specialized machine used to produce light-emitting diodes (LEDs), which are increasingly being used (in televisions, cell phones and general lighting applications) due to their low power use and efficiency.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2010.

 Change in Value of $10,000 Investment

	Capital Growth	Russell 2000
	Portfolio	Growth Index
06/30/2000	10000	10000
12/31/2000	6737	7663
06/30/2001	6319	7666
12/31/2001	5753	6956
06/30/2002	4107	5749
12/31/2002	3333	4851
06/30/2003	3977	5789
12/31/2003	4670	7206
06/30/2004	5047	7615
12/31/2004	5590	8237
06/30/2005	5502	7941
12/31/2005	5737	8579
06/30/2006	6215	9100
12/31/2006	6891	9724
06/30/2007	8000	10631
12/31/2007	7665	10409
06/30/2008	7220	9479
12/31/2008	4878	6397
06/30/2009	5288	7124
12/31/2009	6598	8602
06/30/2010	6611	8404

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 2000 Growth Index is a market-weighted total return index that measures the performance of companies within the Russell 2000 Index having higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index includes the 2000 firms from the Russell 3000 Index with the smallest market capitalizations. The Russell 3000 Index represents 98% of the investable U.S. equity market. The index presented herein includes the effects of reinvested dividends.

(continued)

Ohio National Fund, Inc.	Capital Growth Portfolio (Continued)

 Portfolio Composition as of June 30, 2010 (1)

% of Net Assets

Common Stocks (3)	99.5
Money Market Funds and Other Net Assets	0.5

100.0

 Top 10 Portfolio Holdings as of June 30, 2010 (1) (2)

	% of Net Assets

1.	Thoratec Corp.	3.3
2.	Rovi Corp.	2.9
3.	Lufkin Industries, Inc.	2.8
4.	Genesco, Inc.	2.6
5.	Cash America International, Inc.	2.3
6.	Eclipsys Corp.	2.2
7.	TIBCO Software, Inc.	2.1
8.	American Medical Systems Holdings, Inc.	2.1
9.	Vitamin Shoppe, Inc.	2.1
10.	GrafTech International Ltd.	2.1

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets

Information Technology	27.8
Health Care	21.5
Consumer Discretionary	17.3
Industrials	14.8
Energy	7.3
Financials	5.6
Materials	2.8
Consumer Staples	2.4

99.5

Ohio National Fund, Inc.	Capital Growth Portfolio

Schedule of Investments	June 30, 2010 (Unaudited)

Common Stocks – 99.5%		Shares	Value

CONSUMER DISCRETIONARY – 17.3%
American Axle & Manufacturing Holdings, Inc. (Auto Components)	(a)	46,235	$338,903
Coinstar, Inc. (Diversified Consumer Svs.)	(a)	16,091	691,430
Sotheby’s (Diversified Consumer Svs.)		16,600	379,642
Bally Technologies, Inc. (Hotels, Restaurants & Leisure)	(a)	18,695	605,531
BJ’s Restaurants, Inc. (Hotels, Restaurants & Leisure)	(a)	28,180	665,048
Choice Hotels International, Inc. (Hotels, Restaurants & Leisure)		8,786	265,425
Shuffle Master, Inc. (Hotels, Restaurants & Leisure)	(a)	62,716	502,355
Universal Electronics, Inc. (Household Durables)	(a)	25,136	418,012
Chico’s FAS, Inc. (Specialty Retail)		31,190	308,157
Genesco, Inc. (Specialty Retail)	(a)	35,336	929,690
Vitamin Shoppe, Inc. (Specialty Retail)	(a)	29,578	758,676
Steven Madden Ltd. (Textiles, Apparel & Luxury Goods)	(a)	11,994	378,051

			6,240,920

CONSUMER STAPLES – 2.4%
Herbalife Ltd. (Personal Products)		8,595	395,800
NBTY, Inc. (Personal Products)	(a)	14,020	476,820

			872,620

ENERGY – 7.3%
Lufkin Industries, Inc. (Energy Equip. & Svs.)		25,820	1,006,722
OYO Geospace Corp. (Energy Equip. & Svs.)	(a)	13,465	652,783
Unit Corp. (Energy Equip. & Svs.)	(a)	3,825	155,257
Brigham Exploration Co. (Oil, Gas & Consumable Fuels)	(a)	25,250	388,345
Oasis Petroleum, Inc. (Oil, Gas & Consumable Fuels)	(a)	28,011	406,159

			2,609,266

FINANCIALS – 5.6%
Duff & Phelps Corp. Class A (Capital Markets)		18,135	229,045
Gleacher & Co., Inc. (Capital Markets)	(a)	5,286	13,479
optionsXpress Holdings, Inc. (Capital Markets)	(a)	10,760	169,362
First Commonwealth Financial Corp. (Commercial Banks)		27,885	146,396
UMB Financial Corp. (Commercial Banks)		5,200	184,912
Cash America International, Inc. (Consumer Finance)		23,628	809,732
Redwood Trust, Inc. (Real Estate Investment Trusts)		19,101	279,639
MGIC Investment Corp. (Thrifts & Mortgage Finance)	(a)	27,877	192,073

			2,024,638

HEALTH CARE – 21.5%
BioMarin Pharmaceutical, Inc. (Biotechnology)	(a)	15,455	293,027
Onyx Pharmaceuticals, Inc. (Biotechnology)	(a)	11,985	258,756
Regeneron Pharmaceuticals, Inc. (Biotechnology)	(a)	11,045	246,524
Seattle Genetics, Inc. (Biotechnology)	(a)	11,190	134,168
American Medical Systems Holdings, Inc. (Health Care Equip. & Supplies)	(a)	34,390	760,707
Cutera, Inc. (Health Care Equip. & Supplies)	(a)	14,526	133,784
Thoratec Corp. (Health Care Equip. & Supplies)	(a)	27,749	1,185,715
Amedisys, Inc. (Health Care Providers & Svs.)	(a)	9,026	396,873
Centene Corp. (Health Care Providers & Svs.)	(a)	18,595	399,792
Genoptix, Inc. (Health Care Providers & Svs.)	(a)	14,515	249,658
Lincare Holdings, Inc. (Health Care Providers & Svs.)	(a)	19,363	629,491
Eclipsys Corp. (Health Care Technology)	(a)	43,637	778,484
MedAssets, Inc. (Health Care Technology)	(a)	21,206	489,434
Quality Systems, Inc. (Health Care Technology)		11,643	675,178
Vital Images, Inc. (Health Care Technology)	(a)	11,725	149,494
Bruker Corp. (Life Sciences Tools & Svs.)	(a)	16,180	196,749
ICON PLC – ADR (Life Sciences Tools & Svs.)	(a)	19,389	560,148
Salix Pharmaceuticals Ltd (Pharmaceuticals)	(a)	5,340	208,420

			7,746,402

INDUSTRIALS – 14.8%
Triumph Group, Inc. (Aerospace & Defense)		5,697	379,591
Geo Group, Inc. / The (Commercial Svs. & Supplies)	(a)	35,135	729,051
Ritchie Bros Auctioneers, Inc. (Commercial Svs. & Supplies)		15,388	280,369
Waste Connections, Inc. (Commercial Svs. & Supplies)	(a)	19,673	686,391
Northwest Pipe Co. (Construction & Engineering)	(a)	15,825	300,675
GrafTech International Ltd. (Electrical Equip.)	(a)	51,140	747,667
Regal-Beloit Corp. (Electrical Equip.)		11,067	617,317
ArvinMeritor, Inc. (Machinery)	(a)	32,725	428,698
WABCO Holdings, Inc. (Machinery)	(a)	18,506	582,569
Landstar System, Inc. (Road & Rail)		14,775	576,077

			5,328,405

INFORMATION TECHNOLOGY – 27.8%
EMS Technologies, Inc. (Communications Equip.)	(a)	27,785	417,331
Riverbed Technology, Inc. (Communications Equip.)	(a)	16,135	445,649
Netezza Corp. (Computers & Peripherals)	(a)	36,445	498,568
Coherent, Inc. (Electronic Equip., Instr. & Comp.)	(a)	17,095	586,359
DTS, Inc. (Electronic Equip., Instr. & Comp.)	(a)	21,130	694,543
Monster Worldwide, Inc. (Internet Software & Svs.)	(a)	24,045	280,124
Formfactor, Inc. (Semiconductors & Equip.)	(a)	44,333	478,796
ON Semiconductor Corp. (Semiconductors & Equip.)	(a)	81,333	518,905
Rubicon Technology, Inc. (Semiconductors & Equip.)	(a)	14,595	434,785
Teradyne, Inc. (Semiconductors & Equip.)	(a)	31,245	304,639
Varian Semiconductor Equipment Associates, Inc. (Semiconductors & Equip.)	(a)	25,865	741,291
Veeco Instruments, Inc. (Semiconductors & Equip.)	(a)	12,130	415,816
ANSYS, Inc. (Software)	(a)	17,830	723,363
ArcSight, Inc. (Software)	(a)	12,746	285,383
Informatica Corp. (Software)	(a)	29,595	706,729
Radiant Systems, Inc. (Software)	(a)	16,785	242,711
Rovi Corp. (Software)	(a)	27,710	1,050,486
SuccessFactors, Inc. (Software)	(a)	18,897	392,869
TIBCO Software, Inc. (Software)	(a)	63,591	766,907

			9,985,254

MATERIALS – 2.8%
Huntsman Corp. (Chemicals)		75,917	658,200
Titanium Metals Corp. (Metals & Mining)	(a)	20,420	359,188

			1,017,388

Total Common Stocks (Cost $30,802,143)			$35,824,893

Warrants – 0.0%		Quantity	Value

INFORMATION TECHNOLOGY – 0.0%
Lantronix, Inc. (Communications Equipment)
Expiration: February, 2011, Exercise Price: $28.08	(a)(b)	305	$—

Total Warrants (Cost $0)			$—

(continued)

Ohio National Fund, Inc.	Capital Growth Portfolio (Continued)

Schedule of Investments	June 30, 2010 (Unaudited)

Money Market Funds – 0.1%		Shares	Value

Fidelity Institutional Money Market Funds Money Market Portfolio – Class I		30,000	$30,000

Total Money Market Funds (Cost $30,000)			$30,000

Total Investments – 99.6% (Cost $30,832,143)	(c)		$35,854,893
Other Assets in Excess of Liabilities – 0.4%			133,018

Net Assets – 100.0%			$35,987,911

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depository Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Market quotations for these investments were not readily available at June 30, 2010. As discussed in Note 2 of the Notes to Financial Statements, prices for these issues were derived from estimates of fair market value using methods determined in good faith by the Fund’s Pricing Committee under the supervision of the Board. At June 30, 2010, the value of these securities totaled $0 or 0.0% of the Portfolio’s net assets.

(c)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	Nasdaq-100® Index Portfolio

 Objective/Strategy

The Nasdaq-100® Index Portfolio seeks long-term growth of capital by investing primarily in stocks that are included in the Nasdaq-100® Index. Unlike other the other Portfolios of the Fund, the Nasdaq-100® Index Portfolio is a non-diversified portfolio for purposes of Section 5(b) of the Investment Company Act of 1940, as amended.

 Performance as of June 30, 2010

Average Annual Total Returns:
One year	17.89%
Five years	3.08%
Ten years	-7.58%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the six-month period ended June 30, 2010, the Nasdaq-100® Index Portfolio returned -6.28% versus -6.17% for the current benchmark, the Nasdaq-100® Index.

The correlation to the index for the year was 99.8%. The high correlation is due to the fact that the Portfolio invests in each of the 100 stocks in the index. The Portfolio also invests in PowerShares QQQ, an exchange traded fund that mimics the holdings and returns of the Nasdaq-100® Index.(1)

The top five stock holdings were Apple, Inc., Microsoft Corp., Google, Inc., QUALCOMM, Inc., and Oracle Corp. The largest contributors to the index return were Apple, Inc. Baidu Inc., SanDisk Corp., Wynn Resorts Ltd., and Illumina, Inc. The largest detractors were QUALCOMM, Inc., Google, Inc., Microsoft Corp., Research in Motion Ltd., and Gilead Sciences, Inc.(1)

Stocks had a good first quarter in 2010, but then retreated in the second quarter mainly due to sovereign debt concerns and fear that the U.S. and world economies might enter into a double dip recession. The U.S. Federal Reserve is expected to keep the discount rate around zero through an accommodative monetary policy for the rest of the year. Economists expect strong corporate earnings for the rest of 2010. Unemployment, the housing market, and continued sovereign debt risks in the Euro-zone are issues to keep an eye on for the balance of 2010.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2010.

The Nasdaq-100®, Nasdaq-100 Index®, and Nasdaq® are registered trademarks of The NASDAQ OMX Group, Inc. (which with its affiliates is referred to as “NASDAQ OMX”). Ohio National Investments, Inc. has licensed these marks for the Portfolio’s use. NASDAQ OMX has not passed on the Portfolio’s legality or suitability. NASDAQ OMX does not sponsor, endorse, sell or promote the Portfolio. NASDAQ OMX MAKES NO WARRANTIES AND BEARS NO LIABILITY WITH RESPECT TO THE PORTFOLIO.

 Change in Value of $10,000 Investment

	Nasdaq-100ﬁ Index	Nasdaq-100ﬁ Index
	Portfolio
06/30/2000	10000	10000
12/31/2000	6182	6223
06/30/2001	4802	4865
12/31/2001	4162	4193
06/30/2002	2761	2797
12/31/2002	2609	2619
06/30/2003	3168	3202
12/31/2003	3858	3915
06/30/2004	3980	4050
12/31/2004	4244	4336
06/30/2005	3909	4004
12/31/2005	4305	4419
06/30/2006	4122	4240
12/31/2006	4589	4740
06/30/2007	5046	5230
12/31/2007	5442	5652
06/30/2008	4792	4992
12/31/2008	3157	3303
06/30/2009	3858	4043
12/31/2009	4853	5106
06/30/2010	4548	4791

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting. Investors cannot invest in an index. Although they can invest in its underlying securities or funds.

The Nasdaq-100® Index is a modified capitalization-weighted index of the 100 largest domestic and international non-financial companies listed on the National Market tier of The NASDAQ Stock Market. The index presented herein includes the effects of reinvested dividends.

(continued)

Ohio National Fund, Inc.	Nasdaq-100® Index Portfolio (Continued)

 Portfolio Composition as of June 30, 2010 (1)

% of Net Assets

Common Stocks (3)	98.0
Exchange Traded Funds	1.0
Other Net Assets	1.0

100.0

 Top 10 Portfolio Holdings as of June 30, 2010 (1) (2)

	% of Net Assets

1.	Apple, Inc.	19.6
2.	Microsoft Corp.	4.3
3.	Google, Inc. Class A	4.1
4.	QUALCOMM, Inc.	4.0
5.	Oracle Corp.	2.8
6.	Cisco Systems, Inc.	2.7
7.	Teva Pharmaceutical Industries Ltd. – ADR	2.4
8.	Intel Corp.	2.3
9.	Amazon.com, Inc.	2.0
10.	Gilead Sciences, Inc.	1.8

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets

Information Technology	62.2
Health Care	15.0
Consumer Discretionary	14.2
Industrials	3.8
Telecommunication Services	1.7
Consumer Staples	0.8
Materials	0.3

98.0

Ohio National Fund, Inc.	Nasdaq-100® Index Portfolio

Schedule of Investments	June 30, 2010 (Unaudited)

Common Stocks – 98.0%		Shares	Value

CONSUMER DISCRETIONARY – 14.2%
Apollo Group, Inc. Class A (Diversified Consumer Svs.)	(a)	3,650	$155,015
Starbucks Corp. (Hotels, Restaurants & Leisure)		24,675	599,602
Wynn Resorts Ltd. (Hotels, Restaurants & Leisure)		3,200	244,064
Garmin Ltd. (Household Durables)		4,400	128,392
Amazon.com, Inc. (Internet & Catalog Retail)	(a)	7,050	770,283
Expedia, Inc. (Internet & Catalog Retail)		6,650	124,887
Liberty Media Corp. – Interactive (Internet & Catalog Retail)	(a)	13,050	137,025
priceline.com, Inc. (Internet & Catalog Retail)	(a)	1,200	211,848
Mattel, Inc. (Leisure Equip. & Products)		9,925	210,013
Comcast Corp. Class A (Media)		34,447	598,344
DIRECTV Class A (Media)	(a)	15,375	521,520
DISH Network Corp. Class A (Media)		5,135	93,200
News Corp. Class A (Media)		33,925	405,743
Virgin Media, Inc. (Media)		8,050	134,355
Sears Holdings Corp. (Multiline Retail)	(a)	2,850	184,253
Bed Bath & Beyond, Inc. (Specialty Retail)	(a)	8,425	312,399
O’Reilly Automotive, Inc. (Specialty Retail)	(a)	3,275	155,759
Ross Stores, Inc. (Specialty Retail)		2,950	157,206
Staples, Inc. (Specialty Retail)		11,675	222,409
Urban Outfitters, Inc. (Specialty Retail)	(a)	4,000	137,560

			5,503,877

CONSUMER STAPLES – 0.8%
Costco Wholesale Corp. (Food & Staples Retailing)		5,535	303,484

HEALTH CARE – 15.0%
Amgen, Inc. (Biotechnology)	(a)	10,622	558,717
Biogen Idec, Inc. (Biotechnology)	(a)	6,900	327,405
Celgene Corp. (Biotechnology)	(a)	10,875	552,667
Cephalon, Inc. (Biotechnology)	(a)	1,750	99,312
Genzyme Corp. (Biotechnology)	(a)	7,975	404,891
Gilead Sciences, Inc. (Biotechnology)	(a)	20,875	715,595
Vertex Pharmaceuticals, Inc. (Biotechnology)	(a)	5,025	165,322
DENTSPLY International, Inc. (Health Care Equip. & Supplies)		3,350	100,198
Hologic, Inc. (Health Care Equip. & Supplies)	(a)	6,475	90,197
Intuitive Surgical, Inc. (Health Care Equip. & Supplies)	(a)	925	291,949
Express Scripts, Inc. (Health Care Providers & Svs.)	(a)	11,650	547,783
Henry Schein, Inc. (Health Care Providers & Svs.)	(a)	2,175	119,407
Patterson Cos., Inc. (Health Care Providers & Svs.)		2,805	80,027
Cerner Corp. (Health Care Technology)	(a)	1,950	147,986
Illumina, Inc. (Life Sciences Tools & Svs.)	(a)	2,850	124,061
Life Technologies Corp. (Life Sciences Tools & Svs.)	(a)	4,400	207,900
QIAGEN NV (Life Sciences Tools & Svs.)	(a)	5,600	107,632
Mylan, Inc. (Pharmaceuticals)	(a)	7,475	127,374
Teva Pharmaceutical Industries Ltd. – ADR (Pharmaceuticals)		17,585	914,244
Warner Chilcott PLC Class A (Pharmaceuticals)	(a)	5,975	136,529

			5,819,196

INDUSTRIALS – 3.8%
CH Robinson Worldwide, Inc. (Air Freight & Logistics)		3,900	217,074
Expeditors International of Washington, Inc. (Air Freight & Logistics)		4,975	171,687
Cintas Corp. (Commercial Svs. & Supplies)		4,375	104,869
Stericycle, Inc. (Commercial Svs. & Supplies)	(a)	2,125	139,358
Foster Wheeler AG (Construction & Engineering)	(a)	3,175	66,866
Joy Global, Inc. (Machinery)		2,400	120,216
PACCAR, Inc. (Machinery)		9,739	388,294
JB Hunt Transport Services, Inc. (Road & Rail)		3,025	98,827
Fastenal Co. (Trading Companies & Distributors)		3,350	168,136

			1,475,327

INFORMATION TECHNOLOGY – 62.2%
Cisco Systems, Inc. (Communications Equip.)	(a)	48,575	1,035,133
QUALCOMM, Inc. (Communications Equip.)		47,095	1,546,600
Research In Motion Ltd. (Communications Equip.)	(a)	13,275	653,926
Apple, Inc. (Computers & Peripherals)	(a)	30,220	7,601,237
Dell, Inc. (Computers & Peripherals)	(a)	17,150	206,829
Logitech International SA (Computers & Peripherals)	(a)	4,075	54,646
NetApp, Inc. (Computers & Peripherals)	(a)	8,585	320,306
SanDisk Corp. (Computers & Peripherals)	(a)	5,575	234,540
Seagate Technology (Computers & Peripherals)	(a)	11,575	150,938
Flextronics International Ltd. (Electronic Equip., Instr. & Comp.)	(a)	21,050	117,880
FLIR Systems, Inc. (Electronic Equip., Instr. & Comp.)	(a)	3,825	111,269
Baidu, Inc. – ADR (Internet Software & Svs.)	(a)	6,475	440,818
eBay, Inc. (Internet Software & Svs.)	(a)	23,210	455,148
Google, Inc. Class A (Internet Software & Svs.)	(a)	3,550	1,579,572
VeriSign, Inc. (Internet Software & Svs.)	(a)	4,105	108,988
Yahoo!, Inc. (Internet Software & Svs.)	(a)	15,860	219,344
Automatic Data Processing, Inc. (IT Svs.)		8,475	341,204
Cognizant Technology Solutions Corp. Class A (IT Svs.)	(a)	6,950	347,917
Fiserv, Inc. (IT Svs.)	(a)	4,537	207,159
Infosys Technologies Ltd. – ADR (IT Svs.)		2,600	155,766
Paychex, Inc. (IT Svs.)		8,170	212,175
Altera Corp. (Semiconductors & Equip.)		10,100	250,581
Applied Materials, Inc. (Semiconductors & Equip.)		16,550	198,931
Broadcom Corp. Class A (Semiconductors & Equip.)		9,575	315,688
First Solar, Inc. (Semiconductors & Equip.)	(a)	1,775	202,048
Intel Corp. (Semiconductors & Equip.)		46,395	902,383
KLA-Tencor Corp. (Semiconductors & Equip.)		4,900	136,612
Lam Research Corp. (Semiconductors & Equip.)	(a)	3,100	117,986
Linear Technology Corp. (Semiconductors & Equip.)		7,130	198,285
Marvell Technology Group Ltd. (Semiconductors & Equip.)	(a)	14,650	230,884
Maxim Integrated Products, Inc. (Semiconductors & Equip.)		7,075	118,365
Microchip Technology, Inc. (Semiconductors & Equip.)		3,650	101,251
NVIDIA Corp. (Semiconductors & Equip.)	(a)	13,387	136,681
Xilinx, Inc. (Semiconductors & Equip.)		8,730	220,520
Activision Blizzard, Inc. (Software)		26,450	277,461
Adobe Systems, Inc. (Software)	(a)	12,280	324,560
Autodesk, Inc. (Software)	(a)	5,700	138,852
BMC Software, Inc. (Software)	(a)	5,025	174,016
CA, Inc. (Software)		11,775	216,660
Check Point Software Technologies Ltd. (Software)	(a)	4,895	144,305
Citrix Systems, Inc. (Software)	(a)	5,250	221,708
Electronic Arts, Inc. (Software)	(a)	7,905	113,832
Intuit, Inc. (Software)	(a)	9,430	327,881
Microsoft Corp. (Software)		71,825	1,652,693
Oracle Corp. (Software)		49,935	1,071,605
Symantec Corp. (Software)	(a)	19,898	276,184

			24,171,367

MATERIALS – 0.3%
Sigma-Aldrich Corp. (Chemicals)		2,775	138,278

TELECOMMUNICATION SERVICES – 1.7%
Millicom International Cellular SA (Wireless Telecom. Svs.)		2,500	202,675
NII Holdings, Inc. (Wireless Telecom. Svs.)	(a)	3,875	126,015
Vodafone Group PLC – ADR (Wireless Telecom. Svs.)		15,525	320,902

			649,592

Total Common Stocks (Cost $33,535,778)			$38,061,121

(continued)

Ohio National Fund, Inc.	Nasdaq-100® Index Portfolio (Continued)

Schedule of Investments	June 30, 2010 (Unaudited)

Exchange Traded Funds – 1.0%		Shares	Value

PowerShares QQQ		9,265	$395,708

Total Exchange Traded Funds (Cost $430,651)			$395,708

Total Investments – 99.0% (Cost $33,966,429)	(b)		$38,456,829
Other Assets in Excess of Liabilities – 1.0%			380,246

Net Assets – 100.0%			$38,837,075

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depository Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	Bristol Portfolio

 Objective/Strategy

The Bristol Portfolio seeks long-term growth of capital by investing primarily in common stocks of the 1,000 largest publicly traded U.S. companies in terms of market capitalization.

 Performance as of June 30, 2010

Average Annual Total Returns:
One year	10.24%
Five years	-0.18%
Since inception (5/1/02)	2.09%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the six-month period ended June 30, 2010, the Bristol Portfolio returned -8.18% versus -6.65% for the current benchmark, the S&P 500 Index.

There were three main reasons the equity markets performed so miserably during the first half of 2010. First, there seemed to be widespread fear that economic weakness in Greece, perhaps leading to eventual sovereign debt default was spreading across Europe, into weaker economies such as Spain, Italy and Portugal, and perhaps even into England. Even without actual debt default, the perception of cutbacks in federal stimulus in these countries seemed to put at risk the promise of stimulated expectation of growth. The weak Euro and weakening economies also focused investors of ongoing problems in European banks, and the spillover effect that more bank failures might have on the global economies.

Secondly, rightfully or wrongfully, it seemed that the world’s main engine of growth, China, began seeing signs of a slowing economy, and perhaps a growing real estate bubble. The news was vague coming out of China. On one hand, U.S. strategists felt the growth was not sustainable, and wished China would take steps to throttle growth. When such steps were taken, such as higher interest rates, and greater deposits for homes, these same strategists became worried that growth was perhaps slowing too much.

Thirdly, U.S. investors began to take a dimmer view on policies from Washington. The financial reform bill seems that it will be passed in a fairly harsh and punitive tone, singling out large banks and Wall Street for the accumulated real estate problems for two decades. Further analysis of the health care reform bill began to question the savings associated with the legislation, the stimulus spending was proving to be inadequate in truly leading to private sector expansion, and fears of increased taxes, along with carbon taxes, might be preventing private companies from spending their cash hoards on new investments in a timelier manner.

The Portfolio’s over-weight in Financials, principally in large banks and insurance companies, was the main cause of under-performance, along with too much exposure to commodities. As mentioned, the banks were singled out by Washington in the financial overhaul bill, and Bank of America Corp., Wells Fargo & Co., JPMorgan Chase & Co., and Morgan Stanley all under-performed. The life insurance companies were primarily hit because of fears of foreign debt exposure, even though it is minimal in the companies we own, as well as perhaps the unknown of the cost of the derivative legislation proposed in the financial reform bill. MetLife, Inc. and Lincoln National Corp. both were down by approximately 8% on average.(1)

Perceived China and global economic weakness hit Dow Chemical Co., Teck Resources Ltd., Freeport-McMoRan Copper & Gold, Inc., Caterpillar, Inc. as well as other cyclicals. We sold Freeport-McMoRan Copper & Gold, Inc., and part of Teck Resources Ltd., but would look to buy them back when the fears of a global slowdown reach a crescendo.(1)

The major investment policy change we made was reducing our exposure to Consumer Discretionary. We have sold NIKE, Inc., Royal Caribbean Cruises Ltd., American Express Co., Bed Bath & Beyond, Inc., Lowe’s Companies, Inc., V.F. Corp. and most recently have been reducing McDonald’s Corp., Tiffany & Co., and Target Corp. Job growth does not seem to be resuming. The cost of the federal deficit, possibly in the short term but most probably in the long term, is going to squeeze out private investments; likely making this recovery anemic. American workers fortunate enough to have jobs will be forced to save more and spend less; and those that don’t will continue to become a necessary, but very expensive, burden on society. The length of time that millions have been out of work is making it more improbable that they will ever return to the workforce at anything close to their original productivity.(1)

Fortunately, we sold Transocean Ltd. days prior to its implosion as it reached our valuation target. We sold Anadarko Petroleum Corp. at $62 (considerably higher than its June 30, 2010 closing price of $36.09 per share), as we and the rest of the world slowly became aware of the extent of the BP disaster, and the economic consequences.(1)

We believe the stock market is not expensive. On a forward price to earnings basis, it is apparently trading at only 12 times 2011 numbers. On 2012 projected numbers, the market is trading at only 10 times earnings. Obviously, if the economy double dips, these numbers are rather meaningless. We are taking a rather cautious view of the economy for now. We continue to over-weight Financials, because most companies in the sector don’t need a strong economy to rid themselves of bad credit and return to normal returns on capital. As mentioned, we are under-weighted in consumer cyclicals and discretionary-type stocks, and now are over-weighted in food stocks. Health care is still problematic as pricing is under siege around the world on pharmaceuticals, including generics, and medical technology procedures and devices.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2010.

(continued)

Ohio National Fund, Inc.	Bristol Portfolio (Continued)

 Change in Value of $10,000 Investment

		S&P 500
	Bristol Portfolio	Index
05/01/2002	10000	10000
06/30/2002	8950	9138
12/31/2002	7900	8197
06/30/2003	8811	9161
12/31/2003	10464	10548
06/30/2004	10695	10911
12/31/2004	11366	11696
06/30/2005	11954	11601
12/31/2005	12734	12270
06/30/2006	13174	12602
12/31/2006	14824	14208
06/30/2007	15878	15197
12/31/2007	15974	14989
06/30/2008	14413	13203
12/31/2008	9497	9443
06/30/2009	10744	9742
12/31/2009	12900	11942
06/30/2010	11844	11148

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P 500 Index is a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index presented herein includes the effects of reinvested dividends.

 Portfolio Composition as of June 30, 2010 (1)

% of Net Assets

Common Stocks (3)	89.6
Money Market Funds and Other Net Assets	10.4

100.0

 Top 10 Portfolio Holdings as of June 30, 2010 (1) (2)

	% of Net Assets

1.	Merck & Co., Inc.	2.4
2.	International Business Machines Corp.	2.4
3.	JPMorgan Chase & Co.	2.3
4.	Apple, Inc.	2.3
5.	MetLife, Inc.	2.2
6.	Prudential Financial, Inc.	2.2
7.	Citigroup, Inc.	2.2
8.	Wells Fargo & Co.	2.1
9.	Cisco Systems, Inc.	2.0
10.	EOG Resources, Inc.	1.9

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets

Information Technology	21.3
Financials	18.6
Consumer Discretionary	10.3
Consumer Staples	8.9
Energy	8.7
Industrials	8.6
Health Care	7.3
Materials	5.9

89.6

Ohio National Fund, Inc.	Bristol Portfolio

Schedule of Investments	June 30, 2010 (Unaudited)

Common Stocks – 89.6%		Shares	Value

CONSUMER DISCRETIONARY – 10.3%
Darden Restaurants, Inc. (Hotels, Restaurants & Leisure)		54,400	$2,113,440
McDonald’s Corp. (Hotels, Restaurants & Leisure)		29,900	1,969,513
Yum! Brands, Inc. (Hotels, Restaurants & Leisure)		69,500	2,713,280
Viacom, Inc. Class B (Media)		61,900	1,941,803
Walt Disney Co. / The (Media)		86,800	2,734,200
Target Corp. (Multiline Retail)		42,300	2,079,891
Tiffany & Co. (Specialty Retail)		46,900	1,777,979

			15,330,106

CONSUMER STAPLES – 8.9%
Coca-Cola Co. / The (Beverages)		56,000	2,806,720
Molson Coors Brewing Co. Class B (Beverages)		48,200	2,041,752
PepsiCo, Inc. (Beverages)		43,900	2,675,705
Wal-Mart Stores, Inc. (Food & Staples Retailing)		42,200	2,028,554
Campbell Soup Co. (Food Products)		45,800	1,641,014
Ralcorp Holdings, Inc. (Food Products)	(a)	36,300	1,989,240

			13,182,985

ENERGY – 8.7%
Apache Corp. (Oil, Gas & Consumable Fuels)		10,900	917,671
Devon Energy Corp. (Oil, Gas & Consumable Fuels)		27,200	1,657,024
EOG Resources, Inc. (Oil, Gas & Consumable Fuels)		28,900	2,842,893
Hess Corp. (Oil, Gas & Consumable Fuels)		46,800	2,355,912
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)		33,500	2,584,525
Southwestern Energy Co. (Oil, Gas & Consumable Fuels)	(a)	65,100	2,515,464

			12,873,489

FINANCIALS – 18.6%
State Street Corp. (Capital Markets)		70,400	2,380,928
SunTrust Banks, Inc. (Commercial Banks)		84,000	1,957,200
Wells Fargo & Co. (Commercial Banks)		123,300	3,156,480
Bank of America Corp. (Diversified Financial Svs.)		183,100	2,631,147
Citigroup, Inc. (Diversified Financial Svs.)	(a)	854,300	3,212,168
JPMorgan Chase & Co. (Diversified Financial Svs.)		94,400	3,455,984
Hartford Financial Services Group, Inc. (Insurance)		78,200	1,730,566
Lincoln National Corp. (Insurance)		109,700	2,664,613
MetLife, Inc. (Insurance)		87,500	3,304,000
Prudential Financial, Inc. (Insurance)		60,400	3,241,064

			27,734,150

HEALTH CARE – 7.3%
Amgen, Inc. (Biotechnology)	(a)	33,600	1,767,360
Hospira, Inc. (Health Care Equip. & Supplies)	(a)	48,100	2,763,345
Zimmer Holdings, Inc. (Health Care Equip. & Supplies)	(a)	38,800	2,097,140
Merck & Co., Inc. (Pharmaceuticals)		102,200	3,573,934
Pfizer, Inc. (Pharmaceuticals)		48,400	690,184

			10,891,963

INDUSTRIALS – 8.6%
Goodrich Corp. (Aerospace & Defense)		24,200	1,603,250
Honeywell International, Inc. (Aerospace & Defense)		65,500	2,556,465
United Parcel Service, Inc. Class B (Air Freight & Logistics)		44,700	2,542,983
3M Co. (Industrial Conglomerates)		31,300	2,472,387
General Electric Co. (Industrial Conglomerates)		86,000	1,240,120
Caterpillar, Inc. (Machinery)		39,100	2,348,737

			12,763,942

INFORMATION TECHNOLOGY – 21.3%
Cisco Systems, Inc. (Communications Equip.)	(a)	139,500	2,972,745
QUALCOMM, Inc. (Communications Equip.)		81,500	2,676,460
Apple, Inc. (Computers & Peripherals)	(a)	13,600	3,420,808
Dell, Inc. (Computers & Peripherals)	(a)	210,200	2,535,012
Hewlett-Packard Co. (Computers & Peripherals)		58,800	2,544,864
Google, Inc. Class A (Internet Software & Svs.)	(a)	5,900	2,625,205
International Business Machines Corp. (IT Svs.)		28,800	3,556,224
Intel Corp. (Semiconductors & Equip.)		73,600	1,431,520
Maxim Integrated Products, Inc. (Semiconductors & Equip.)		119,600	2,000,908
SunPower Corp. Class B (Semiconductors & Equip.)	(a)	138,700	1,497,960
Texas Instruments, Inc. (Semiconductors & Equip.)		76,300	1,776,264
Microsoft Corp. (Software)		94,200	2,167,542
Oracle Corp. (Software)		115,300	2,474,338

			31,679,850

MATERIALS – 5.9%
Air Products & Chemicals, Inc. (Chemicals)		35,800	2,320,198
Dow Chemical Co. / The (Chemicals)		94,800	2,248,656
Praxair, Inc. (Chemicals)		37,100	2,819,229
Teck Resources Ltd. (Metals & Mining)		46,900	1,387,302

			8,775,385

Total Common Stocks (Cost $140,180,612)			$133,231,870

Money Market Funds – 2.9%		Shares	Value

Fidelity Institutional Money Market Funds
Money Market Portfolio – Class I		4,231,000	$4,231,000

Total Money Market Funds (Cost $4,231,000)			$4,231,000

Total Investments – 92.5% (Cost $144,411,612)	(b)		$137,462,870
Other Assets in Excess of Liabilities – 7.5%			11,162,033

Net Assets – 100.0%			$148,624,903

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depository Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	Bryton Growth Portfolio

 Objective/Strategy

The Bryton Growth Portfolio seeks long-term growth of capital by investing primarily in common stocks of growth-oriented U.S. companies smaller than the 500 largest publicly traded U.S. companies in terms of market capitalization.

 Performance as of June 30, 2010

Average Annual Total Returns:
One year	10.68%
Five years	1.52%
Since inception (5/1/02)	0.40%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more, or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the six-month period ended June 30, 2010, the Bryton Growth Portfolio returned -6.22% versus -2.31% for the current benchmark, the Russell 2000 Growth Index.

The equity markets, after rallying back from a steep February sell off, declined in the second quarter as the situation in Greece continued to deteriorate and the risk of the crisis spreading to other regions overwhelmed positive company profitability news. At the same time, China was attempting to slow its overheated real estate market, as investors worried that it may slow its economy too much. Recently, employment statistics raised the prospect of a double-dip recession.

The Portfolio’s overall sector weighting did not contribute significantly to performance. Sector positioning contributed 22 basis points. Our biggest under-weight was in Health Care. The sector under-performed the benchmark slightly due to, initially, uncertainty of regulations, and then due to the prospect of pricing pressure as governments around the globe look to enact austerity plans and cut expenses. We continue to under-weight this sector, as these pressures will not abate in the near term.(1)

On the other hand, our biggest over-weight sector, Information Technology, under-performed due to concerns about the strength of the semiconductor cycle. Investors worried the cycle might have reached a near-term peak as inventory restocking was near an end, and weakening consumer confidence will slow the adoption of smart phones, replacement of computers, and /or purchasing of new TVs. We continue to be over-weight the sector as valuations are reasonable. We expect that aging corporate information technology equipment is due for replacement and global smartphone adoption will bring better profits for many technology companies.(1)

During the period, the biggest change we made in sector weightings occurred in Industrials. We added Acuity Brands, Inc., a lighting equipment manufacturer that is growing market share in lighting controls and energy-efficient relighting, Olin Corp., a producer of chlor-alkali products that is experiencing greater pricing power, EnerNOC, Inc., which provides technology to utilities to monitor and control electricity capacity and to consumers to better manage their electricity consumption. We sold UAL Corp., as it reached our price target after announcing a merger with rival Continental Airlines.(1)

On the other hand, we reduced our Energy exposure. We sold Carrizo Oil & Co., Inc. as lower energy prices caused liquidity issues and impacted the company’s growth prospect. We also sold Dril-Quip, Inc., a manufacturer of offshore drilling and production equipment. The BP drilling accident led to a drilling moratorium imposed by the U.S. Government, which negatively affected demand for Dril-Quip, Inc.’s products.(1)

Year to date, positive contributors to performance included a position in UAL Corp., which added 65 basis points. The company saw a rebound of profitability on the recovery of business travel, and it is merging with rival Continental Airlines. Portfolio Recovery Associates, Inc. added 56 basis points as the company continues to see a favorable purchasing environment for charged off debts and improved cash collections. Finish Line, Inc. and Childrens Place Retail Stores, Inc. added 47 basis points and 46 basis points, respectively, due to increased consumer spending. Rounding out the top five contributors to the period, Salix Pharmaceuticals Ltd. added 46 basis points on approval of Xifaxan for hepatic encephalopathy.(1)

Formfactor, Inc., a semiconductor equipment maker, was a significant detractor. The company saw significant margin degradation as they had trouble ramping the new Asian facility to meet improving demand, therefore missing fulfilling some orders and lost share costing the Portfolio 64 basis points year to date. Talbots, Inc. hurt performance by 63 basis points as the company needs to increase marketing spending more than expected, and Liz Claiborne, Inc., continued to struggle with its Mexx and Lucky brands, costing the Portfolio 51 basis points. Emulex Corp. encountered an elevated inventory as storage spending decelerated and it made a dilutive acquisition costing the Portfolio 47 basis points. InterMune, Inc. hurt performance by 46 basis points as the Food & Drug Administration, against its own advisory panel’s recommendation, declined to approve its lead drug Pirfenidone, used for the treatment of Idiopathic Pulmonary Fibrosis.(1)

There is no denying that the global economy is going through an uncertain period, and we began to see earnings revisions turn negative. The Russell 2000 Growth index had declined over 15% from its recent high. Though valuations are not unreasonable, investors are likely to continue to lower their risk profiles until they can get better visibility on systemic and sovereign risks. We are adopting a cautious view and have reduced our exposure to pure cyclically-oriented stocks.(1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2010.

(continued)

Ohio National Fund, Inc.	Bryton Growth Portfolio (Continued)

 Change in Value of $10,000 Investment

	Bryton Growth	Russell 2000
	Portfolio	Growth Index
05/01/2002	10000	10000
06/30/2002	8170	8635
12/31/2002	6880	7286
06/30/2003	8140	8694
12/31/2003	9330	10822
06/30/2004	9280	11437
12/31/2004	10030	12370
06/30/2005	9580	11927
12/31/2005	10462	12884
06/30/2006	10902	13666
12/31/2006	12213	14604
06/30/2007	13673	15966
12/31/2007	13421	15633
06/30/2008	12525	14237
12/31/2008	8115	9608
06/30/2009	9333	10699
12/31/2009	11015	12920
06/30/2010	10330	12621

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 2000 Growth Index is a market-weighted total return index that measures the performance of companies within the Russell 2000 Index having higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index includes the 2000 firms from the Russell 3000 Index with the smallest market capitalizations. The Russell 3000 Index represents 98% of the investable U.S. equity market. The index presented herein includes the effects of reinvested dividends.

 Portfolio Composition as of June 30, 2010 (1)

% of Net Assets

Common Stocks (3)	93.8
Money Market Funds Less Net Liabilities	6.2

100.0

 Top 10 Portfolio Holdings as of June 30, 2010 (1) (2)

	% of Net Assets

1.	American Medical Systems Holdings, Inc.	2.1
2.	Arthrocare Corp.	2.0
3.	Clean Energy Fuels Corp.	2.0
4.	athenahealth, Inc.	2.0
5.	Childrens Place Retail Stores, Inc. / The	1.9
6.	Genesee & Wyoming, Inc. Class A	1.9
7.	TIBCO Software, Inc.	1.9
8.	Sapient Corp.	1.9
9.	Portfolio Recovery Associates, Inc.	1.9
10.	Quest Software, Inc.	1.9

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets

Information Technology	32.5
Health Care	17.8
Consumer Discretionary	17.1
Industrials	15.7
Financials	5.2
Energy	3.8
Materials	1.7

93.8

Ohio National Fund, Inc.	Bryton Growth Portfolio

Schedule of Investments	June 30, 2010 (Unaudited)

Common Stocks – 93.8%		Shares	Value

CONSUMER DISCRETIONARY – 17.1%
Cooper Tire & Rubber Co. (Auto Components)		100,000	$1,950,000
California Pizza Kitchen, Inc. (Hotels, Restaurants & Leisure)	(a)	120,000	1,818,000
Cheesecake Factory, Inc. / The (Hotels, Restaurants & Leisure)	(a)	40,000	890,400
Pinnacle Entertainment, Inc. (Hotels, Restaurants & Leisure)	(a)	150,000	1,419,000
Tupperware Brands Corp. (Household Durables)		40,000	1,594,000
Bebe Stores, Inc. (Specialty Retail)		250,000	1,600,000
Childrens Place Retail Stores, Inc. / The (Specialty Retail)	(a)	47,000	2,068,940
Gymboree Corp. (Specialty Retail)	(a)	28,000	1,195,880
Talbots, Inc. (Specialty Retail)	(a)	140,000	1,443,400
Tractor Supply Co. (Specialty Retail)		25,000	1,524,250
Liz Claiborne, Inc. (Textiles, Apparel & Luxury Goods)	(a)	250,000	1,055,000
Warnaco Group, Inc. / The (Textiles, Apparel & Luxury Goods)	(a)	48,000	1,734,720

			18,293,590

ENERGY – 3.8%
Arena Resources, Inc. (Oil, Gas & Consumable Fuels)	(a)	30,000	957,000
Brigham Exploration Co. (Oil, Gas & Consumable Fuels)	(a)	70,000	1,076,600
Clean Energy Fuels Corp. (Oil, Gas & Consumable Fuels)	(a)	140,000	2,091,600

			4,125,200

FINANCIALS – 5.2%
Knight Capital Group, Inc. Class A (Capital Markets)	(a)	130,000	1,792,700
Stifel Financial Corp. (Capital Markets)	(a)	40,000	1,735,600
Portfolio Recovery Associates, Inc. (Diversified Financial Svs.)	(a)	30,000	2,003,400

			5,531,700

HEALTH CARE – 17.8%
Allos Therapeutics, Inc. (Biotechnology)	(a)	162,900	998,577
Exelixis, Inc. (Biotechnology)	(a)	95,000	329,650
Incyte Corp Ltd. (Biotechnology)	(a)	90,000	996,300
InterMune, Inc. (Biotechnology)	(a)	55,000	514,250
Pharmasset, Inc. (Biotechnology)	(a)	42,600	1,164,684
Rigel Pharmaceuticals, Inc. (Biotechnology)	(a)	130,239	937,721
Savient Pharmaceuticals, Inc. (Biotechnology)	(a)	100,000	1,260,000
American Medical Systems Holdings, Inc. (Health Care Equip. & Supplies)	(a)	100,000	2,212,000
Arthrocare Corp. (Health Care Equip. & Supplies)	(a)	70,000	2,145,500
Sirona Dental Systems, Inc. (Health Care Equip. & Supplies)	(a)	52,000	1,811,680
athenahealth, Inc. (Health Care Technology)	(a)	80,000	2,090,400
Eclipsys Corp. (Health Care Technology)	(a)	85,000	1,516,400
Affymetrix, Inc. (Life Sciences Tools & Svs.)	(a)	200,000	1,180,000
Salix Pharmaceuticals Ltd. (Pharmaceuticals)	(a)	50,000	1,951,500

			19,108,662

INDUSTRIALS – 15.7%
Aerovironment, Inc. (Aerospace & Defense)	(a)	25,000	543,250
EnerNOC, Inc. (Commercial Svs. & Supplies)	(a)	25,000	786,000
Tetra Tech, Inc. (Commercial Svs. & Supplies)	(a)	90,000	1,764,900
MasTec, Inc. (Construction & Engineering)	(a)	175,000	1,645,000
Michael Baker Corp. (Construction & Engineering)	(a)	36,000	1,256,400
Acuity Brands, Inc. (Electrical Equip.)		45,000	1,637,100
GrafTech International Ltd. (Electrical Equip.)	(a)	100,000	1,462,000
Actuant Corp. Class A (Machinery)		95,000	1,788,850
Astec Industries, Inc. (Machinery)	(a)	57,000	1,580,610
Columbus McKinnon Corp. (Machinery)	(a)	60,000	838,200
Energy Recovery, Inc. (Machinery)	(a)	80,000	320,000
Genco Shipping & Trading Ltd. (Marine)	(a)	80,000	1,199,200
Genesee & Wyoming, Inc. Class A (Road & Rail)	(a)	55,000	2,052,050

			16,873,560

INFORMATION TECHNOLOGY – 32.5%
Ciena Corp. (Communications Equip.)	(a)	130,000	1,648,400
Emulex Corp. (Communications Equip.)	(a)	150,000	1,377,000
Harmonic, Inc. (Communications Equip.)	(a)	200,000	1,088,000
Infinera Corp. (Communications Equip.)	(a)	180,000	1,157,400
Riverbed Technology, Inc. (Communications Equip.)	(a)	60,000	1,657,200
comScore, Inc. (Internet Software & Svs.)	(a)	75,000	1,235,250
Digital River, Inc. (Internet Software & Svs.)	(a)	75,000	1,793,250
SAVVIS, Inc. (Internet Software & Svs.)	(a)	112,300	1,656,425
Sapient Corp. (IT Svs.)		200,000	2,028,000
Advanced Energy Industries, Inc. (Semiconductors & Equip.)	(a)	120,000	1,474,800
Cavium Networks, Inc. (Semiconductors & Equip.)	(a)	50,000	1,309,500
Formfactor, Inc. (Semiconductors & Equip.)	(a)	70,000	756,000
Micrel, Inc. (Semiconductors & Equip.)		140,000	1,425,200
Semtech Corp. (Semiconductors & Equip.)	(a)	90,000	1,473,300
Skyworks Solutions, Inc. (Semiconductors & Equip.)	(a)	50,000	839,500
TriQuint Semiconductor, Inc. (Semiconductors & Equip.)	(a)	280,000	1,710,800
Volterra Semiconductor Corp. (Semiconductors & Equip.)	(a)	70,000	1,614,200
Zoran Corp. (Semiconductors & Equip.)	(a)	190,000	1,812,600
Informatica Corp. (Software)	(a)	70,000	1,671,600
Kenexa Corp. (Software)	(a)	135,000	1,620,000
Quest Software, Inc. (Software)	(a)	110,000	1,984,400
Solera Holdings, Inc. (Software)		40,000	1,448,000
TIBCO Software, Inc. (Software)	(a)	170,000	2,050,200

			34,831,025

MATERIALS – 1.7%
Olin Corp. (Chemicals)		100,000	1,809,000

Total Common Stocks (Cost $100,397,535)			$100,572,737

Money Market Funds – 10.8%		Shares	Value

Federated Prime Cash Obligations Fund Institutional Class		5,638,000	$5,638,000
Fidelity Institutional Money Market Funds Money Market Portfolio – Class I		5,638,000	5,638,000
Fidelity Institutional Money Market Funds Prime Money Market Portfolio – Class I		292,000	292,000

Total Money Market Funds (Cost $11,568,000)			$11,568,000

Total Investments – 104.6% (Cost $111,965,535)	(b)		$112,140,737
Liabilities in Excess of Other Assets – (4.6)%			(4,965,756)

Net Assets – 100.0%			$107,174,981

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	U.S. Equity Portfolio

 Objective/Strategy

The U.S. Equity Portfolio seeks capital appreciation with a secondary objective of capital preservation to provide long term growth by investing at least 80% of its net assets in equity securities traded in the U.S. within under-priced sectors and industries.

 Performance as of June 30, 2010

Average Annual Total Returns:
One year	9.06%
Five years	-6.34%
Since inception (5/1/04)	-2.73%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the six-month period ended June 30, 2010, the U.S. Equity Portfolio returned -10.59% versus -6.03% for the current benchmark, the S&P Composite 1500 Index.

The first half of 2010 presented a market full of sector-based theme changes and increasing volatility as investors faced a barrage of economic concerns. Sovereign debt problems, economic recovery questions, and persistent unemployment created an environment where investor sentiment remained on edge.

The first quarter of 2010 began with a quick nineteen day rally, led primarily by cyclical-based sectors such as Industrials, Financials, Energy, and Materials. However, this move was quickly reversed as economic data points began to drop and concerns surrounding growth in China arose. This led to the first sector-based theme change as the market decline was led by those same cyclical sectors — Materials, Financials, and Energy — that showed strength during the initial rally. Going into February, we began to see a disconnect between economic concerns and fundamental value as our value-to-price (V/P) ratio for the overall market reached 1.18. Investors must have recognized this as well and stocks began their longest rally of the year, returning over 15% in just over two months. Unfortunately, this rally was short lived and the quarter ended with a strong decline led by the Energy, Consumer Discretionary, and Materials sectors.

From an economic standpoint, we continue to see data points that suggest an economic recovery remains underway. According to the Institute for Supply Management’s (ISM) data, manufacturing has shown the largest percentage increase since 1982, as this area of the economy continues to show the most improvement. Thanks to government incentives, the decline in the housing industry has flattened out as buyers came out in droves to take advantage of the homebuyer tax credit. In spite of a record amount of worldwide stimulus, domestic inflation remains well below target indicating the Federal Reserve can remain accommodative and maintain interest rates at historically low levels well into the future. However, concerns still remain as persistent unemployment could hamper the longevity of the recovery and drag down near term growth prospects.

Top industry contributors to performance included; gold, railroads, health care services, health care distributors, and home improvement retail. Both over-weight positions and strong stock selection helped overall performance in these industries. Largest industry detractors to performance included; system software, integrated oil & gas, other diversified financial services, steel, and data processing & outsourced services. Over-weight positions and/or weak stock selection in these under-performing industries significantly detracted from overall performance.(1)

Based on valuations, the Portfolio began 2010 with approximately 84% of the Portfolio in large-cap issues. As more value became available in smaller cap names, large cap names were decreased throughout the quarter to end with an approximate 78% tilt.(1)

The five best performers were Newmont Mining Corp., Union Pacific Corp., Apple, Inc., Parker Hannifin Corp., & Express Scripts, Inc. The five worst performers were Microsoft Corp., Freeport-McMoRan Copper & Gold, Inc., Bank of America Corp., Hewlett-Packard Co., & Steel Dynamics, Inc.(1)

Entering the third quarter of 2010, we recorded an overall market V/P ratio of 1.32, indicating that our system sees a significant amount of value in this market. To put this number in context, the only time we have seen a larger value over the last few years is just prior to the strong equity rally of 2009, as we recorded a value to price ratio of 1.45 on March 9th of 2009. In general, we believe at this time investors have spent too much time worrying about economic issues and as a result market prices have disconnected from fundamental value. Because we see value in the market, the Portfolio is currently fully invested and heavily tilted towards cyclical-based sectors in anticipation of a market turnaround.(1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2010.

 Change in Value of $10,000 Investment

	U.S. Equity	S&P Composite
	Portfolio	1500 Index
05/01/2004	10000	10000
06/30/2004	10210	10357
12/31/2004	11710	11142
06/30/2005	11700	11107
12/31/2005	12730	11772
06/30/2006	13310	12131
12/31/2006	13739	13578
06/30/2007	15023	14584
12/31/2007	15549	14320
06/30/2008	12872	12728
12/31/2008	8089	9061
06/30/2009	7731	9376
12/31/2009	9430	11530
06/30/2010	8431	10835

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P Composite 1500 Index is a broad-based capitalization-weighted index of 1500 U.S. companies and is comprised of the S&P 400, S&P 500, and the S&P 600. The index was developed with a base value of 100 as of December 30, 1994. The index presented herein includes the effects of reinvested dividends.

(continued)

Ohio National Fund, Inc.	U.S. Equity Portfolio (Continued)

 Portfolio Composition as of June 30, 2010 (1)

% of Net Assets

Common Stocks (3)	98.8
Money Market Funds and Other Net Assets	1.2

100.0

 Top 10 Portfolio Holdings as of June 30, 2010 (1) (2)

	% of Net Assets

1.	Microsoft Corp.	3.1
2.	General Electric Co.	3.0
3.	Tyco International Ltd.	2.6
4.	Aflac, Inc.	2.6
5.	Hewlett-Packard Co.	2.5
6.	Prudential Financial, Inc.	2.5
7.	Time Warner Cable, Inc.	2.2
8.	Wells Fargo & Co.	2.1
9.	Chevron Corp.	2.1
10.	Caterpillar, Inc.	2.1

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets

Industrials	26.1
Financials	20.0
Consumer Discretionary	17.7
Information Technology	15.4
Materials	10.2
Energy	6.9
Health Care	2.5

98.8

Ohio National Fund, Inc.	U.S. Equity Portfolio

Schedule of Investments	June 30, 2010 (Unaudited)

Common Stocks – 98.8%		Shares	Value

CONSUMER DISCRETIONARY – 17.7%
McDonald’s Corp. (Hotels, Restaurants & Leisure)		2,070	$136,351
Arbitron, Inc. (Media)		6,700	171,721
Omnicom Group, Inc. (Media)		3,310	113,533
Time Warner Cable, Inc. (Media)		4,900	255,192
Time Warner, Inc. (Media)		4,250	122,868
Viacom, Inc. Class B (Media)		3,950	123,912
Walt Disney Co. / The (Media)		3,930	123,795
Family Dollar Stores, Inc. (Multiline Retail)		5,190	195,611
Target Corp. (Multiline Retail)		4,580	225,199
Best Buy Co., Inc. (Specialty Retail)		3,030	102,596
GameStop Corp. Class A (Specialty Retail)	(a)	4,230	79,482
Guess?, Inc. (Specialty Retail)		3,360	104,966
TJX Cos., Inc. (Specialty Retail)		2,750	115,363
NIKE, Inc. Class B (Textiles, Apparel & Luxury Goods)		660	44,583
VF Corp. (Textiles, Apparel & Luxury Goods)		1,060	75,451
Wolverine World Wide, Inc. (Textiles, Apparel & Luxury Goods)		2,480	62,546

			2,053,169

ENERGY – 6.9%
Alpha Natural Resources, Inc. (Oil, Gas & Consumable Fuels)	(a)	2,040	69,095
Chevron Corp. (Oil, Gas & Consumable Fuels)		3,640	247,010
ConocoPhillips (Oil, Gas & Consumable Fuels)		4,190	205,687
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)		1,930	110,145
Massey Energy Co. (Oil, Gas & Consumable Fuels)		1,680	45,948
Valero Energy Corp. (Oil, Gas & Consumable Fuels)		7,010	126,040

			803,925

FINANCIALS – 20.0%
Credicorp Ltd. (Commercial Banks)		970	88,163
U.S. Bancorp (Commercial Banks)		6,060	135,441
Wells Fargo & Co. (Commercial Banks)		9,720	248,832
Cash America International, Inc. (Consumer Finance)		6,870	235,435
Dollar Financial Corp. (Consumer Finance)	(a)	5,530	109,439
Bank of America Corp. (Diversified Financial Svs.)		15,730	226,040
JPMorgan Chase & Co. (Diversified Financial Svs.)		4,920	180,121
Aflac, Inc. (Insurance)		6,920	295,276
Allstate Corp. / The (Insurance)		8,550	245,642
Hartford Financial Services Group, Inc. (Insurance)		2,800	61,964
Prudential Financial, Inc. (Insurance)		5,320	285,471
Tower Group, Inc. (Insurance)		9,170	197,430

			2,309,254

HEALTH CARE – 2.5%
Celgene Corp. (Biotechnology)	(a)	580	29,476
Genzyme Corp. (Biotechnology)	(a)	1,250	63,463
Patterson Cos., Inc. (Health Care Providers & Svs.)		3,410	97,287
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Svs.)	(a)	1,990	97,610

			287,836

INDUSTRIALS – 26.1%
Alliant Techsystems, Inc. (Aerospace & Defense)	(a)	1,690	104,881
General Dynamics Corp. (Aerospace & Defense)		2,070	121,219
Honeywell International, Inc. (Aerospace & Defense)		4,010	156,510
FedEx Corp. (Air Freight & Logistics)		1,540	107,969
United Parcel Service, Inc. Class B (Air Freight & Logistics)		2,010	114,349
Continental Airlines, Inc. Class B (Airlines)	(a)	8,420	185,240
Delta Air Lines, Inc. (Airlines)	(a)	10,980	129,015
Cooper Industries PLC (Electrical Equip.)		2,710	119,240
Emerson Electric Co. (Electrical Equip.)		860	37,573
Thomas & Betts Corp. (Electrical Equip.)	(a)	5,050	175,235
General Electric Co. (Industrial Conglomerates)		24,150	348,243
Siemens AG – ADR (Industrial Conglomerates)		1,530	136,981
Tyco International Ltd. (Industrial Conglomerates)		8,450	297,694
Caterpillar, Inc. (Machinery)		4,090	245,686
Eaton Corp. (Machinery)		1,800	117,792
Harsco Corp. (Machinery)		2,380	55,930
Illinois Tool Works, Inc. (Machinery)		4,060	167,597
Parker Hannifin Corp. (Machinery)		1,090	60,451
Navios Maritime Holdings, Inc. (Marine)		14,930	69,723
CSX Corp. (Road & Rail)		2,740	135,986
Union Pacific Corp. (Road & Rail)		1,920	133,459

			3,020,773

INFORMATION TECHNOLOGY – 15.4%
Cisco Systems, Inc. (Communications Equip.)	(a)	4,590	97,813
Research In Motion Ltd. (Communications Equip.)	(a)	1,550	76,353
Apple, Inc. (Computers & Peripherals)	(a)	730	183,617
Hewlett-Packard Co. (Computers & Peripherals)		6,660	288,245
Avnet, Inc. (Electronic Equip., Instr. & Comp.)	(a)	2,460	59,311
Accenture PLC Class A (IT Svs.)		3,120	120,588
International Business Machines Corp. (IT Svs.)		1,650	203,742
Mastercard, Inc. Class A (IT Svs.)		720	143,662
Visa, Inc. (IT Svs.)		2,110	149,282
Intel Corp. (Semiconductors & Equip.)		5,030	97,833
Microsoft Corp. (Software)		15,520	357,115

			1,777,561

MATERIALS – 10.2%
Dow Chemical Co. / The (Chemicals)		4,790	113,619
FMC Corp. (Chemicals)		2,180	125,197
RPM International, Inc. (Chemicals)		6,030	107,575
Barrick Gold Corp. (Metals & Mining)		1,780	80,830
Freeport-McMoRan Copper & Gold, Inc. (Metals & Mining)		3,690	218,190
Newmont Mining Corp. (Metals & Mining)		1,210	74,705
Nucor Corp. (Metals & Mining)		5,930	227,000
Steel Dynamics, Inc. (Metals & Mining)		18,070	238,343

			1,185,459

Total Common Stocks (Cost $11,964,054)			$11,437,977

Money Market Funds – 1.2%		Shares	Value

Fidelity Institutional Money Market Funds Money Market Portfolio – Class I		136,000	$136,000

Total Money Market Funds (Cost $136,000)			$136,000

Total Investments – 100.0% (Cost $12,100,054)	(b)		$11,573,977
Other Assets in Excess of Liabilities – 0.0%			3,496

Net Assets – 100.0%			$11,577,473

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depository Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	Balanced Portfolio

 Objective/Strategy

The Balanced Portfolio seeks capital appreciation and income by investing normally up to 75% of its assets in equity securities within under-priced sectors and industries while maintaining a minimum of 25% of its assets in fixed income securities.

 Performance as of June 30, 2010

Average Annual Total Returns:
One year	12.76%
Five years	2.82%
Since inception (5/1/04)	4.38%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the six-month period ended June 30, 2010, the Balanced Portfolio returned -4.19% versus -1.44% for the current benchmark, which is composed of 60% S&P Composite 1500 Index and 40% Barclays Capital U.S. Universal Index.

The dominant themes for the first half of 2010 were volatility and rapid theme reversals. The S&P Composite 1500 Index started the year with a terrific rally, rising 3.26% from the beginning of the first quarter through January 19. Then, as fears of a Chinese slowdown percolated, the market reversed course dropping 8.07% from January 19th to February 8th. As good earnings news in the U.S. trickled in, the S&P Composite 1500 Index dramatically reversed course again gaining 16.19% from February 8th to April 23rd. Then, almost as quickly as it began, the rally fizzled on concerns of growing regulatory risk within the U.S. and sovereign default risk in Europe. From April 23rd to June 30th the S&P Composite 1500 Index dropped 15.12%.

Bonds followed a very similar course, especially during the last rally and correction. For example, the ten-year on-the-run U.S. Treasury yield rose from 3.56% on February 8th to 3.99% on April 5th as investors shunned risk free securities for equities and riskier corporate debt. But as concerns over Greek and other European countries’ debts grew, the Treasury reversed course falling to 2.93% by June 30th as investors rapidly exited risky securities for the perceived safety of Treasury bonds.

This environment, marked by rapid theme changes, was a difficult one for the ICON system that looks for long-term themes over the course of full business cycles. The Portfolio under-performed the benchmark for the period but continues to outpace its benchmark on both a 5-year and since-inception basis and we continue to believe in investing in long-term themes rather than chasing short-term market movements.

On the equity side, the Portfolio’s holdings in the Energy, Utility and Information Technology sectors under-performed the benchmark’s holdings in these same sectors. Four of the top five detractors from overall return came from these sectors. These four were Diamond Offshore Drilling, Inc., Transcocean Ltd., Microsoft Corp., and RWE AG. The fifth largest detractor was Monsato Co., a Materials sectors holding. The five worst performers in the Portfolio were Guess? Inc., Diamond Offshore Drilling, Inc., Monsanto Co., Dean Foods Co. and Transocean Ltd. On the fixed income side, an over-weight position in corporate bonds and an under-weight position in Treasury bonds led to further under-performance. Also a lower duration or sensitivity to interest rates also hurt the Portfolio on a relative basis.(1)

On the positive side, the Portfolio held over-weights and outperforming stocks in the Health Care, Materials, and Financials sectors. The Portfolio’s top five performers were Insight Enterprises, Inc., AmerisourceBergen Corp., BB&T Corp., TJX Cos. and Willis Group Holdings, PLC. The Portfolio’s top five contributors to overall return were Lubrizol Corp., TJX Cos., BB&T Corp., World Acceptance Corp. and Insight Enterprises, Inc.(1)

The Portfolio’s outlook for the next half of the year and beyond remains intact. We continue to believe that corporate profits are strong and that the economy is improving from 2008’s depths. Extremely low interest rates and declining credit spreads are also supportive of an economic rebound. We currently see a very strong 1.34 value-to-price (V/P) ratio for the overall market. With this type of value in place, we will continue to tilt toward the more cyclical areas of the economy on the equity side and toward riskier corporate bonds as opposed to Treasuries on the fixed income side.(1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2010.

 Change in Value of $10,000 Investment

		60% S&P
		Composite 1500
		Index/40% Barclays
		Capital U.S.
	Balanced Portfolio	Universal Index
05/01/2004	10000	10000
06/30/2004	10370	10219
12/31/2004	11330	10885
06/30/2005	11330	10978
12/31/2005	11723	11382
06/30/2006	12545	11572
12/31/2006	13262	12649
06/30/2007	14235	13268
12/31/2007	14893	13409
06/30/2008	13829	12561
12/31/2008	10881	10357
06/30/2009	11550	10753
12/31/2009	13592	12431
06/30/2010	13023	12252

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P Composite 1500 Index is a broad-based capitalization-weighted index of 1500 U.S. companies and is comprised of the S&P 400, S&P 500, and the S&P 600. The index was developed with a base value of 100 as of December 30, 1994. The index presented herein includes the effects of reinvested dividends.

The Barclays Capital U.S. Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the Commercial Mortgage-Backed Securities (CMBS) Index and the CMBS High-Yield Index. All securities in this market-value weighted index have at least one year remaining to maturity and meet certain minimum issue size criteria.

(continued)

Ohio National Fund, Inc.	Balanced Portfolio (Continued)

 Portfolio Composition as of June 30, 2010 (1)

% of Net Assets

Common Stocks (3)	62.6
Corporate Bonds (3)	32.9
U.S. Government Agency Issues	2.0
Money Market Funds and Other Net Assets	2.5

100.0

 Top 10 Portfolio Holdings as of June 30, 2010 (1) (2)

	% of Net Assets

1.	PPL Energy Supply LLC 6.500%, 05/01/2018	2.2
2.	General Electric Co.	2.0
3.	Kellogg Co.	2.0
4.	Rohm & Haas Co. 5.600%, 03/15/2013	1.7
5.	International Business Machines Corp.	1.6
6.	Exxon Mobil Corp.	1.5
7.	Merrill Lynch & Co., Inc. 5.450%, 02/05/2013	1.2
8.	Comcast Corp. Class A	1.2
9.	Chevron Corp.	1.2
10.	TJX Cos., Inc. / The	1.2

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors (combined):

% of Net Assets

Financials	28.2
Consumer Discretionary	10.7
Information Technology	10.5
Industrials	9.5
Consumer Staples	8.3
Materials	8.2
Health Care	7.6
Utilities	6.5
Energy	5.2
Telecommunication Services	0.8

95.5

Ohio National Fund, Inc.	Balanced Portfolio

Schedule of Investments	June 30, 2010 (Unaudited)

Common Stocks – 62.6%	Shares	Value

CONSUMER DISCRETIONARY – 7.4%
Hotels, Restaurants & Leisure – 1.7%
Panera Bread Co. (a)	1,800	$135,522
Sonic Corp. (a)	10,000	77,500

		213,022

Media – 1.9%
Comcast Corp. Class A	9,000	156,330
Time Warner Cable, Inc.	1,500	78,120

		234,450

Multiline Retail – 0.6%
Target Corp.	1,520	74,738

Specialty Retail – 3.2%
Aeropostale, Inc. (a)	3,500	100,240
GameStop Corp. Class A (a)	2,500	46,975
Guess?, Inc.	1,500	46,860
Lowe’s Companies, Inc.	3,000	61,260
TJX Cos., Inc. / The	3,590	150,601

		405,936

TOTAL CONSUMER DISCRETIONARY		928,146

CONSUMER STAPLES – 6.5%
Beverages – 1.0%
PepsiCo, Inc.	2,000	121,900

Food & Staples Retailing – 1.6%
CVS Caremark Corp.	1,820	53,362
Kroger Co. / The	4,000	78,760
Sysco Corp.	2,200	62,854

		194,976

Food Products – 2.3%
Dean Foods Co. (a)	4,000	40,280
Kellogg Co.	5,000	251,500

		291,780

Household Products – 0.5%
Kimberly-Clark Corp.	1,100	66,693

Tobacco – 1.1%
Altria Group, Inc.	7,000	140,280

TOTAL CONSUMER STAPLES		815,629

ENERGY – 4.7%
Energy Equipment & Services – 1.0%
Tidewater, Inc.	3,200	123,904

Oil, Gas & Consumable Fuels – 3.7%
Chevron Corp.	2,280	154,721
Exxon Mobil Corp.	3,250	185,477
Marathon Oil Corp.	2,200	68,398
Valero Energy Corp.	3,520	63,290

		471,886

TOTAL ENERGY		595,790

FINANCIALS – 12.0%
Commercial Banks – 1.5%
U.S. Bancorp	3,000	67,050
Wells Fargo & Co.	5,000	128,000

		195,050

Consumer Finance – 0.5%
World Acceptance Corp. (a)	1,660	63,594

Diversified Financial Services – 3.6%
Bank of America Corp.	8,000	114,960
Citigroup, Inc. (a)	30,000	112,800
IntercontinentalExchange, Inc. (a)	1,000	113,030
JPMorgan Chase & Co.	3,000	109,830

		450,620

Insurance – 5.3%
Aflac, Inc.	1,700	72,539
Allstate Corp. / The	2,500	71,825
Delphi Financial Group, Inc.	3,000	73,230
HCC Insurance Holdings, Inc.	4,500	111,420
MetLife, Inc.	1,500	56,640
Reinsurance Group America, Inc.	1,000	45,710
Sun Life Financial, Inc.	2,500	65,775
Travelers Companies, Inc. / The	1,500	73,875
Willis Group Holdings PLC	3,500	105,175

		676,189

Real Estate Investment Trusts – 1.1%
Annaly Capital Management, Inc.	7,800	133,770

TOTAL FINANCIALS		1,519,223

HEALTH CARE – 7.6%
Health Care Equipment & Supplies – 1.4%
Covidien PLC	2,000	80,360
Stryker Corp.	2,050	102,623

		182,983

Health Care Providers & Services – 3.5%
Aetna, Inc.	3,000	79,140
AmerisourceBergen Corp.	2,000	63,500
Cardinal Health, Inc.	1,000	33,610
Laboratory Corporation of America Holdings (a)	1,800	135,630
McKesson Corp.	2,000	134,320

		446,200

Pharmaceuticals – 2.7%
Abbott Laboratories	1,500	70,170
Eli Lilly & Co.	1,000	33,500
Johnson & Johnson	1,550	91,543
Merck & Co., Inc.	2,000	69,940
Pfizer, Inc.	5,000	71,300

		336,453

TOTAL HEALTH CARE		965,636

INDUSTRIALS – 7.6%
Aerospace & Defense – 1.9%
General Dynamics Corp.	1,500	87,840
L-3 Communications Holdings Inc.	1,300	92,092
Lockheed Martin Corp.	400	29,800
Northrop Grumman Corp.	500	27,220

		236,952

Electrical Equipment – 1.4%
General Cable Corp. (a)	2,000	53,300
Hubbell, Inc.	2,000	79,380
Thomas & Betts Corp. (a)	1,500	52,050

		184,730

Industrial Conglomerates – 2.0%
General Electric Co.	17,500	252,350

Machinery – 1.4%
Danaher Corp.	2,000	74,240
Parker Hannifin Corp.	700	38,822
Snap-On, Inc.	1,500	61,365

		174,427

Professional Services – 0.9%
FTI Consulting, Inc. (a)	2,500	108,975

TOTAL INDUSTRIALS		957,434

INFORMATION TECHNOLOGY – 8.8%
Communications Equipment – 0.6%
Comtech Telecommunications Corp. (a)	2,500	74,825

(continued)

Ohio National Fund, Inc.	Balanced Portfolio (Continued)

Schedule of Investments	June 30, 2010 (Unaudited)

Common Stocks (Continued)	Shares	Value

INFORMATION TECHNOLOGY (continued)
Computers & Peripherals – 1.3%
Hewlett-Packard Co.	2,580	$111,663
Seagate Technology (a)	4,000	52,160

		163,823

Electronic Equipment, Instruments & Components – 0.5%
Avnet, Inc. (a)	2,500	60,275

IT Services – 5.5%
Accenture PLC	3,380	130,637
Automatic Data Processing, Inc.	2,500	100,650
CACI International, Inc. Class A (a)	1,500	63,720
Cognizant Technology Solutions Corp. Class A (a)	1,910	95,615
International Business Machines Corp.	1,600	197,568
Mastercard, Inc. Class A	520	103,755

		691,945

Software – 0.9%
Microsoft Corp.	5,020	115,510

TOTAL INFORMATION TECHNOLOGY		1,106,378

MATERIALS – 4.4%
Chemicals – 2.8%
FMC Corp.	2,000	114,860
Lubrizol Corp.	1,200	96,372
Monsanto Co.	1,700	78,574
Olin Corp.	3,500	63,315

		353,121

Metals & Mining – 1.6%
AngloGold Ashanti Ltd.	1,700	73,406
Barrick Gold Corp.	1,600	72,656
Freeport-McMoRan Copper & Gold, Inc.	1,000	59,130

		205,192

TOTAL MATERIALS		558,313

TELECOMMUNICATION SERVICES – 0.8%
Diversified Telecommunication Services – 0.4%
AT&T, Inc.	2,300	55,637

Wireless Telecommunication Services – 0.4%
SK Telecom Co. Ltd.	3,500	51,555

TOTAL TELECOMMUNICATION SERVICES		107,192

UTILITIES – 2.8%
Electric Utilities – 0.9%
Exelon Corp.	2,800	106,316

Multi-Utilities – 1.9%
Consolidated Edison, Inc.	1,500	64,650
Public Service Enterprise Group, Inc.	2,500	78,325
RWE AG	1,500	98,175

		241,150

TOTAL UTILITIES		347,466

Total Common Stocks (Cost $8,268,886)		$7,901,207

	Face
Corporate Bonds – 32.9%	Amount	Value

CONSUMER DISCRETIONARY – 3.3%
Automobiles – 0.2%
Daimler Finance North America LLC 6.500%, 11/15/2013	$30,000	$33,603

Household Durables – 1.4%
Black & Decker Corp. / The 8.950%, 04/15/2014	100,000	121,801
Fortune Brands, Inc. 4.875%, 12/01/2013	50,000	53,035

		174,836

Leisure Equipment & Products – 0.4%
Eastman Kodak Co. 7.250%, 11/15/2013	50,000	49,250

Multiline Retail – 1.3%
Dillard’s, Inc. 9.125%, 08/01/2011	46,000	47,840
Nordstrom, Inc. 6.750%, 06/01/2014	100,000	116,308

		164,148

TOTAL CONSUMER DISCRETIONARY		421,837

CONSUMER STAPLES – 1.8%
Food Products – 0.9%
Kraft Foods, Inc. 6.125%, 08/23/2018	100,000	114,135

Tobacco – 0.9%
Reynolds American, Inc. 7.250%, 06/01/2013	100,000	110,084

TOTAL CONSUMER STAPLES		224,219

ENERGY – 0.5%
Oil, Gas & Consumable Fuels – 0.5%
Petrobras International Finance Co. 7.750%, 09/15/2014	50,000	58,439

TOTAL ENERGY		58,439

FINANCIALS – 16.2%
Capital Markets – 4.9%
Goldman Sachs Group, Inc. / The 5.125%, 01/15/2015	100,000	105,149
Merrill Lynch & Co., Inc. 5.450%, 02/05/2013	150,000	157,450
5.000%, 02/03/2014	10,000	10,357
4.360%, 05/05/2014 (b)	150,000	150,185
Morgan Stanley 0.783%, 10/15/2015 (b)	100,000	89,381
5.375%, 10/15/2015	100,000	101,403

		613,925

Commercial Banks – 1.6%
UBS AG 5.875%, 12/20/2017	100,000	106,008
Wells Fargo Bank 0.646%, 05/16/2016 (b)	100,000	91,951

		197,959

Consumer Finance – 2.0%
American General Finance Corp. 4.625%, 09/01/2010	50,000	50,000
HSBC Finance Corp. 7.000%, 05/15/2012	50,000	53,862
6.375%, 11/27/2012	50,000	54,027
4.440%, 11/10/2013 (b)	100,000	98,282

		256,171

Diversified Financial Services – 1.9%
Bank of America NA 0.837%, 06/15/2017 (b)	50,000	42,911
Bear Stearns Companies LLC / The 0.868%, 11/21/2016 (b)	50,000	47,331
Citigroup, Inc. 5.300%, 10/17/2012	50,000	51,843
5.125%, 05/05/2014	40,000	40,830
6.000%, 08/15/2017	50,000	52,012

		234,927

(continued)

Ohio National Fund, Inc.	Balanced Portfolio (Continued)

Schedule of Investments	June 30, 2010 (Unaudited)

	Face
Corporate Bonds (Continued)	Amount	Value

FINANCIALS (continued)
Insurance – 5.8%
American International Group, Inc. 5.375%, 10/18/2011	$50,000	$50,500
4.250%, 05/15/2013	100,000	97,000
8.250%, 08/15/2018	100,000	101,750
Delphi Financial Group, Inc. 7.875%, 01/31/2020	50,000	54,744
Hartford Financial Services Group, Inc. / The
5.250%, 10/15/2011	50,000	51,771
5.375%, 03/15/2017	50,000	49,627
6.300%, 03/15/2018	100,000	103,766
Prudential Financial, Inc. 5.100%, 09/20/2014	100,000	106,449
6.100%, 06/15/2017	50,000	53,326
Swiss Re Solutions Holding Corp. 7.000%, 02/15/2026	40,000	42,284
Unum Group 7.190%, 02/01/2028	30,000	28,103

		739,320

TOTAL FINANCIALS		2,042,302

INDUSTRIALS – 1.9%
Industrial Conglomerates – 0.1%
General Electric Co. 5.000%, 02/01/2013	15,000	16,095

Machinery – 1.0%
Ingersoll-Rand Global Holding Co. Ltd. 9.500%, 04/15/2014	100,000	124,000

Road & Rail – 0.8%
Ryder System, Inc. 5.000%, 04/01/2011	100,000	102,285

TOTAL INDUSTRIALS		242,380

INFORMATION TECHNOLOGY – 1.7%
IT Services – 0.8%
Western Union Co. / The 5.400%, 11/17/2011	100,000	105,443

Office Electronics – 0.9%
Xerox Corp. 5.650%, 05/15/2013	100,000	108,309

TOTAL INFORMATION TECHNOLOGY		213,752

MATERIALS – 3.8%
Chemicals – 3.4%
Dow Chemical Co. / The 6.000%, 10/01/2012	100,000	107,581
7.600%, 05/15/2014	100,000	115,584
Rohm & Haas Co. 5.600%, 03/15/2013	200,000	214,626

		437,791

Metals & Mining – 0.4%
Alcoa, Inc. 5.720%, 02/23/2019	50,000	47,688

TOTAL MATERIALS		485,479

UTILITIES – 3.7%
Electric Utilities – 1.5%
Arizona Public Service Co. 6.375%, 10/15/2011	50,000	52,937
Exelon Generation Co. LLC 5.350%, 01/15/2014	100,000	109,099
PSEG Energy Holdings LLC 8.500%, 06/15/2011	25,000	25,808

		187,844

Independent Power Producers & Energy Traders – 2.2%
PPL Energy Supply LLC 6.500%, 05/01/2018	250,000	276,935

TOTAL UTILITIES		464,779

Total Corporate Bonds (Cost $3,837,136)		$4,153,187

	Face
U.S. Government Agency Issues – 2.0%	Amount	Value

Federal Home Loan Bank 4.500%, 09/16/2013	$20,000	$22,008
5.375%, 08/15/2018	20,000	23,340
Federal National Mortgage Association 5.500%, 03/15/2011	100,000	103,611
5.250%, 08/01/2012	100,000	107,982

Total U.S. Government Agency Issues (Cost $240,706)		$256,941

Money Market Funds – 2.0%	Shares	Value

Fidelity Institutional Money Market Funds Money Market Portfolio – Class I	253,000	$253,000

Total Money Market Funds (Cost $253,000)		$253,000

Total Investments – 99.5% (Cost $12,599,728) (c)		$12,564,335
Other Assets in Excess of Liabilities – 0.5%		62,033

Net Assets – 100.0%		$12,626,368

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Non-income producing security.

(b)	Security is a variable rate instrument in which the coupon rate is adjusted monthly or quarterly in concert with U.S. LIBOR or Consumer Price Index. Interest rates stated are those in effect at June 30, 2010.

(c)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	Income Opportunity Portfolio

 Objective/Strategy

The Income Opportunity Portfolio seeks modest capital appreciation and maximization of realized gains by investing in equity securities traded in the U.S.

 Performance as of June 30, 2010

Average Annual Total Returns:
One year	10.76%
Five years	0.20%
Since inception (5/1/04)	1.27%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the six-month period ended June 30, 2010, the Income Opportunity Portfolio returned -3.40% versus -6.03% for the current benchmark, the S&P Composite 1500 Index.

The period was marked by significant volatility amid uncertainties about potential economic growth, unemployment, inflationary expectations, deflationary concerns, consumer confidence and numerous other economic indicators. Concerns abroad, such as the potential sovereign debt default of Greece and growing deficits in other Euro-zone countries, exacerbated domestic concerns and resulted in sharp swings in the market.

After rising just over 3% during the first two weeks of trading in 2010, the market fell sharply from January 19th through February 8th. Over that period, the S&P Composite 1500 Index dropped 8.2%. Then, over the next two and half months from February 8th through April 23rd, the index rose 16.2% before falling apart for the rest of the first half of the year. (The index was down 15.5% from April 23rd through June 30th).

Over the first six months of the year, the Federal Reserve held the Federal Funds rate at .25%, continuing its accommodative monetary policy. At the same time, the G20, a group of Finance Ministers and Central Bank Governors from industrial and developing countries, met in late June in Toronto to discuss current global economic conditions. The major topic of discussion was the need to balance ongoing fiscal stimulus to sustain the economic recovery with the need to pare back growing deficits in countries around the world. In addition there was a major focus on global financial reform. The goal was to develop and put in place a strong regulatory framework for the global financial system to minimize the risk of another global financial crisis in the future.

From a sector perspective, the Portfolio’s best performer on a relative basis to its benchmark was the Consumer Discretionary sector. Consumer Discretionary was the top performing sector in the index for the period and the Portfolio was over-weighted in the sector. At the other end of the spectrum, the Financials and Information Technology sectors were the worst performers on a relative basis to the Portfolio’s benchmark.(1)

Drilling down to performance at the individual stock level, the Portfolio’s top five contributors to return were AmerisourceBergen Corp., PepsiCo, Inc., Newmont Mining Corp., Apple, Inc. and Time Warner Cable, Inc. The five largest detractors to return were Google, Inc., Lowe’s Cos., Bank of America Corp., Wells Fargo & Co. and Microsoft Corp.(1)

The Portfolio’s top total return performing stocks were PepsiCo, Inc., Newmont Mining Corp., Time Warner Cable, Inc., AmerisourceBergen Corp. and Jos. A. Bank Clothiers, Inc. The Portfolio’s bottom total return performing stocks were Research In Motion Ltd., Reliance Steel & Aluminum Co., Best Buy Co. Inc., Arrow Electronics, Inc. and Tutor Perini Corp.(1)

Looking ahead to the second half of 2010, we see significant upside potential in the U.S. equity market. It appears that fears over a possible double dip recession and the Euro-zone debt crisis have created a disconnect between macroeconomic concerns and fundamentals at the individual company level. Our quantitative, bottom-up, value-based approach to equity investing indicates that the market has priced stocks below what we believe they are intrinsically worth. As such, the Portfolio is fully invested as we head into the second half of 2010. We are also tilted toward sectors that would tend to do well in an economic recovery rally, such as Industrials and Consumer Discretionary. However, in keeping with the Portfolio’s stated strategy, we will continue to use the option hedging overlay to hedge our equity holdings.(1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2010.

 Change in Value of $10,000 Investment

	Income Opportunity	S&P Composite
	Portfolio	1500 Index
05/01/2004	10000	10000
06/30/2004	10230	10357
12/31/2004	10750	11142
06/30/2005	10700	11107
12/31/2005	11070	11772
06/30/2006	11080	12131
12/31/2006	11530	13578
06/30/2007	12170	14584
12/31/2007	12490	14320
06/30/2008	11850	12728
12/31/2008	9890	9061
06/30/2009	9760	9376
12/31/2009	11190	11530
06/30/2010	10810	10835

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P Composite 1500 Index is a broad-based capitalization-weighted index of 1500 U.S. companies and is comprised of the S&P 400, S&P 500, and the S&P 600. The index was developed with a base value of 100 as of December 30, 1994. The index presented herein includes the effects of reinvested dividends.

(continued)

Ohio National Fund, Inc.	Income Opportunity Portfolio (Continued)

 Portfolio Composition as of June 30, 2010 (1)

% of Net Assets

Common Stocks (3)	96.5
Written Options Outstanding	(1.0)
Purchased Options	0.6
Money Market Funds and Other Net Assets	3.9

100.0

 Top 10 Portfolio Holdings as of June 30, 2010 (1) (2)

	% of Net Assets

1.	Apple, Inc.	3.3
2.	Microsoft Corp.	1.8
3.	CSX Corp.	1.8
4.	Hewlett-Packard Co.	1.6
5.	Wells Fargo & Co.	1.6
6.	Union Pacific Corp.	1.6
7.	ConocoPhillips	1.6
8.	Walt Disney Co. / The	1.6
9.	PepsiCo, Inc.	1.5
10.	3M Co.	1.5

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets

Industrials	20.4
Consumer Discretionary	17.2
Financials	16.6
Information Technology	12.6
Health Care	7.4
Materials	7.3
Consumer Staples	7.0
Energy	5.2
Utilities	2.4
Telecommunication Services	0.4

96.5

Ohio National Fund, Inc.	Income Opportunity Portfolio

Schedule of Investments	June 30, 2010 (Unaudited)

Common Stocks – 96.5%		Shares	Value

CONSUMER DISCRETIONARY – 17.2%
CEC Entertainment, Inc. (Hotels, Restaurants & Leisure)	(a)	900	$31,734
Darden Restaurants, Inc. (Hotels, Restaurants & Leisure)		1,100	42,735
McDonald’s Corp. (Hotels, Restaurants & Leisure)	(b)	1,500	98,805
Stanley Black & Decker, Inc. (Household Durables)		600	30,312
DIRECTV Class A (Media)	(a)	1,400	47,488
Omnicom Group, Inc. (Media)		1,100	37,730
Time Warner Cable, Inc. (Media)	(b)	1,400	72,912
Time Warner, Inc. (Media)		1,900	54,929
Viacom, Inc. Class B (Media)		1,000	31,370
Walt Disney Co. / The (Media)	(b)	3,700	116,550
Dollar Tree, Inc. (Multiline Retail)	(a) (b)	1,500	62,445
Family Dollar Stores, Inc. (Multiline Retail)	(b)	1,500	56,535
Target Corp. (Multiline Retail)	(b)	1,300	63,921
AutoZone, Inc. (Specialty Retail)	(a)(b)	400	77,288
Bed Bath & Beyond, Inc. (Specialty Retail)	(a)	1,000	37,080
Best Buy Co., Inc. (Specialty Retail)	(b)	1,300	44,018
Home Depot, Inc. (Specialty Retail)	(b)	3,100	87,017
Jos. A Bank Clothiers, Inc. (Specialty Retail)	(a)(b)	1,300	70,187
Lowe’s Cos., Inc. (Specialty Retail)	(b)	3,800	77,596
O’Reilly Automotive, Inc. (Specialty Retail)	(a)	900	42,804
Ross Stores, Inc. (Specialty Retail)		700	37,303
TJX Cos., Inc. (Specialty Retail)	(b)	1,700	71,315

			1,292,074

CONSUMER STAPLES – 7.0%
Constellation Brands, Inc. Class A (Beverages)	(a)	1,700	26,554
PepsiCo, Inc. (Beverages)	(b)	1,892	115,317
Sysco Corp. (Food & Staples Retailing)	(b)	3,400	97,138
Campbell Soup Co. (Food Products)	(b)	2,900	103,907
ConAgra Foods, Inc. (Food Products)	(b)	2,700	62,964
Clorox Co. (Household Products)		400	24,864
Altria Group, Inc. (Tobacco)	(b)	4,600	92,184

			522,928

ENERGY – 5.2%
Alliance Resource Partners LP (Oil, Gas & Consumable Fuels)		600	26,982
Chevron Corp. (Oil, Gas & Consumable Fuels)	(b)	1,200	81,432
ConocoPhillips (Oil, Gas & Consumable Fuels)	(b)	2,400	117,816
Murphy Oil Corp. (Oil, Gas & Consumable Fuels)		600	29,730
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)	(b)	900	69,435
Sunoco, Inc. (Oil, Gas & Consumable Fuels)		900	31,293
Valero Energy Corp. (Oil, Gas & Consumable Fuels)		2,000	35,960

			392,648

FINANCIALS – 16.6%
Ameriprise Financial, Inc. (Capital Markets)	(b)	800	28,904
Credicorp Ltd. (Commercial Banks)	(b)	800	72,712
PNC Financial Services Group, Inc. (Commercial Banks)	(b)	700	39,550
U.S. Bancorp (Commercial Banks)	(b)	3,400	75,990
Wells Fargo & Co. (Commercial Banks)	(b)	4,700	120,320
Cash America International, Inc. (Consumer Finance)	(b)	1,700	58,259
EZCORP, Inc. Class A (Consumer Finance)	(a)(b)	3,500	64,925
Bank of America Corp. (Diversified Financial Svs.)	(b)	4,600	66,102
NASDAQ OMX Group, Inc. / The (Diversified Financial Svs.)	(a)	2,000	35,560
NYSE Euronext (Diversified Financial Svs.)	(b)	2,000	55,260
Allstate Corp. / The (Insurance)	(b)	2,200	63,206
American Financial Group, Inc. (Insurance)		1,300	35,516
Assurant, Inc. (Insurance)		1,100	38,170
Delphi Financial Group, Inc. Class A (Insurance)	(b)	2,300	56,143
Horace Mann Educators Corp. (Insurance)	(b)	4,600	70,380
Loews Corp. (Insurance)		1,000	33,310
Progressive Corp. / The (Insurance)		1,300	24,336
Protective Life Corp. (Insurance)	(b)	1,900	40,641
Prudential Financial, Inc. (Insurance)	(b)	1,900	101,954
StanCorp Financial Group, Inc. (Insurance)		500	20,270
Sun Life Financial, Inc. (Insurance)	(b)	1,900	49,989
Torchmark Corp. (Insurance)	(b)	1,300	64,363
Travelers Cos., Inc. / The (Insurance)	(b)	600	29,550

			1,245,410

HEALTH CARE – 7.4%
Stryker Corp. (Health Care Equip. & Supplies)	(b)	1,000	50,060
Varian Medical Systems, Inc. (Health Care Equip. & Supplies)	(a)(b)	1,100	57,508
Aetna, Inc. (Health Care Providers & Svs.)	(b)	800	21,104
AmerisourceBergen Corp. (Health Care Providers & Svs.)	(b)	3,400	107,950
Cardinal Health, Inc. (Health Care Providers & Svs.)	(b)	1,900	63,859
Express Scripts, Inc. (Health Care Providers & Svs.)	(a)(b)	2,200	103,444
Patterson Cos., Inc. (Health Care Providers & Svs.)	(b)	1,700	48,501
Covance, Inc. (Life Sciences Tools & Svs.)	(a)	400	20,528
Medicis Pharmaceutical Corp. Class A (Pharmaceuticals)		800	17,504
Teva Pharmaceutical Industries Ltd. – ADR (Pharmaceuticals)	(b)	1,200	62,388

			552,846

INDUSTRIALS – 20.4%
General Dynamics Corp. (Aerospace & Defense)		500	29,280
Honeywell International, Inc. (Aerospace & Defense)		800	31,224
Northrop Grumman Corp. (Aerospace & Defense)	(b)	1,400	76,216
Raytheon Co. (Aerospace & Defense)		800	38,712
United Technologies Corp. (Aerospace & Defense)	(b)	1,400	90,874
Alaska Air Group, Inc. (Airlines)	(a)	1,100	49,445
Delta Air Lines, Inc. (Airlines)	(a)	2,800	32,900
Jacobs Engineering Group, Inc. (Construction & Engineering)	(a)	900	32,796
KBR, Inc. (Construction & Engineering)	(b)	3,200	65,088
Tutor Perini Corp. (Construction & Engineering)	(a)	1,300	21,424
AMETEK, Inc. (Electrical Equip.)		1,300	52,195
Cooper Industries PLC (Electrical Equip.)		800	35,200
Thomas & Betts Corp. (Electrical Equip.)	(a)(b)	1,500	52,050
3M Co. (Industrial Conglomerates)	(b)	1,400	110,586
General Electric Co. (Industrial Conglomerates)	(b)	4,200	60,564
Siemens AG – ADR (Industrial Conglomerates)	(b)	300	26,859
Barnes Group, Inc. (Machinery)		2,400	39,336
Caterpillar, Inc. (Machinery)	(b)	1,000	60,070
Deere & Co. (Machinery)		800	44,544
Dover Corp. (Machinery)		700	29,253
Eaton Corp. (Machinery)	(b)	700	45,808
Middleby Corp. (Machinery)	(a)(b)	1,000	53,190
PACCAR, Inc. (Machinery)		800	31,896
Parker Hannifin Corp. (Machinery)		500	27,730
Snap-On, Inc. (Machinery)	(b)	1,100	45,001
Con-way, Inc. (Road & Rail)		1,700	51,034
CSX Corp. (Road & Rail)	(b)	2,700	134,001

(continued)

Ohio National Fund, Inc.	Income Opportunity Portfolio (Continued)

Schedule of Investments	June 30, 2010 (Unaudited)

Common Stocks (Continued)		Shares	Value

INDUSTRIALS (continued)
Union Pacific Corp. (Road & Rail)	(b)	1,700	$118,167
W.W. Grainger, Inc. (Trading Companies & Distributors)	(b)	500	49,725

			1,535,168

INFORMATION TECHNOLOGY – 12.6%
Apple, Inc. (Computers & Peripherals)	(a)(b)	1,000	251,530
Hewlett-Packard Co. (Computers & Peripherals)	(b)	2,800	121,184
Arrow Electronics, Inc. (Electronic Equip., Instr. & Comp.)	(a)	900	20,115
Avnet, Inc. (Electronic Equip., Instr. & Comp.)	(a)	900	21,699
Accenture PLC Class A (IT Svs.)		1,100	42,515
Amdocs Ltd. (IT Svs.)	(a)(b)	2,700	72,495
CACI International, Inc. Class A (IT Svs.)	(a)	600	25,488
Cognizant Technology Solutions Corp. Class A (IT Svs.)	(a)	500	25,030
International Business Machines Corp. (IT Svs.)	(b)	600	74,088
Intel Corp. (Semiconductors & Equip.)	(b)	5,100	99,195
Intuit, Inc. (Software)	(a)	1,700	59,109
Microsoft Corp. (Software)	(b)	6,000	138,060

			950,508

MATERIALS – 7.3%
Calgon Carbon Corp. (Chemicals)	(a)(b)	3,800	50,312
FMC Corp. (Chemicals)		400	22,972
Lubrizol Corp. (Chemicals)	(b)	1,000	80,310
Olin Corp. (Chemicals)	(b)	3,800	68,742
Barrick Gold Corp. (Metals & Mining)		600	27,246
BHP Billiton Ltd. – ADR (Metals & Mining)		600	37,194
Freeport-McMoRan Copper & Gold, Inc. (Metals & Mining)	(b)	800	47,304
Newmont Mining Corp. (Metals & Mining)	(b)	1,000	61,740
Nucor Corp. (Metals & Mining)	(b)	1,200	45,936
Reliance Steel & Aluminum Co. (Metals & Mining)	(b)	1,100	39,765
Steel Dynamics, Inc. (Metals & Mining)	(b)	2,900	38,251
Vale SA – ADR (Metals & Mining)		1,200	29,220

			548,992

TELECOMMUNICATION SERVICES – 0.4%
America Movil SAB de CV – ADR (Wireless Telecom. Svs.)		700	33,250

UTILITIES – 2.4%
AGL Resources, Inc. (Gas Utilities)	(b)	1,600	57,312
Oneok, Inc. (Gas Utilities)		900	38,925
Wisconsin Energy Corp. (Multi-Utilities)	(b)	1,000	50,740
Xcel Energy, Inc. (Multi-Utilities)		1,500	30,915
			177,892

Total Common Stocks (Cost $7,284,088)			$7,251,716

Purchased Options – 0.6%	(c)	Contracts	Value

S&P 500 Index Put Option Expiration: July 2010, Exercise Price: $950.00		60	$44,100

Total Purchased Options (Cost $35,602)			$44,100

Money Market Funds – 3.2%		Shares	Value

Fidelity Institutional Money Market Funds Money Market Portfolio – Class I		240,000	$240,000

Total Money Market Funds (Cost $240,000)			$240,000

Total Investments – 100.3% (Cost $7,559,690)	(d)		$7,535,816
Total Written Options Outstanding – (1.0)% (see following schedule)			(79,605)
Other Assets in Excess of Liabilities – 0.7%			54,902

Net Assets – 100.0%			$7,511,113

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depository Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Security is fully or partially pledged as collateral for written call options outstanding. Outstanding written call options are presented in the following schedule.

(c)	100 shares per contract.

(d)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 7 of the Notes to Schedules of Investments.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	Income Opportunity Portfolio

Schedule of Written Options Outstanding	June 30, 2010 (Unaudited)

	Contracts*	Value

S&P 500 Index Call Option
Expiration: July 2010,
Exercise Price: $1,065.00	42	$42,840
S&P 500 Index Call Option
Expiration: July 2010,
Exercise Price: $1,070.00	43	36,765

Total Written Options Outstanding (Premiums received $115,204)	85	$79,605

* 100 shares per contract.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	Target VIP Portfolio

 Objective/Strategy

The Target VIP Portfolio seeks an above average total return by investing in the common stocks of companies which are identified by a model which applies separate uniquely specialized strategies.

 Performance as of June 30, 2010

Average Annual Total Returns:
One year	10.50%
Since inception (11/2/05)	-6.17%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the six-month period ended June 30, 2010, the Target VIP Portfolio returned -7.25% versus -6.05% for the current benchmark, the Russell 3000 Index.

The S&P 500 Index was performing quite well this year until the latter part of April. The index posted a gain of 9.8% from the start of the period through April 23. Historically speaking, that is nearly a year’s worth of gains in a little less than four months. The fact that the gains did not hold is understandable, as the stock market was poised for a sell-off. From the low in the market on March 9, 2009, through April 26, 2010, the S&P 500 Index posted a gain of 84%. That clearly qualified as a “too far, too fast” scenario. It takes 39 months, on average, for investors to recoup losses from a bear market, according to InvesTech. The current rally was just a little less than 14 months old. Investors should know that corrections are a common occurrence and an integral part of bull markets.

Standard & Poor’s uses four categories to classify sell-offs in equities: noise (decline up to 4.9%); pullback (decline of 5.0% to 9.9%); correction (decline of 10.0% to 19.9%); and bear market (decline of 20% or more). It refers to bear markets with losses exceeding 40.0% as mega-meltdowns. Since 1946, the S&P 500 Index has experienced 53 pullbacks with an average decline of 7%, 18 corrections with an average decline of 14%, and 12 bear markets with an average decline of 33% (three were mega-meltdowns), according to Sam Stovall, Chief Investment Strategist at S&P. With respect to the 18 corrections, once they bottomed it took only four months, on average, to climb back above the pre-correction level.

While no single event triggered the sell-off in equities, perhaps the biggest shock to the system came out of Europe. While the sovereign debt crisis in Greece was eventually averted in the near-term the event itself raised the specter of a contagion spreading to other European Union members. Those singled out initially, including Greece, are referred to as the “PIGS” (Portugal, Italy, Greece & Spain). The decision by the government in Greece to implement austerity measures motivated some economists to temper their global gross domestic product growth rate estimates moving forward. Add the oil leak in the Gulf and the weak labor market to the mix and you have yourself the type of catalyst that can trigger an overdue correction in the market.

The top performing stocks were the following: NetFlix, Inc. up 97.2%; Baidu, Inc. up 65.6%; Parexel International Corp. up 53.8%; American Italian Pasta Co. up 52.0%; and Netezza Corp. up 41.0%. The worst performing stocks were the following: Unisys Corp. down 52.0%; Neutral Tandem, Inc. down 50.5%; BP PLC down 47.3%; EnergySolutions, Inc. down 39.5%; and Hornbeck Offshore Services, Inc. down 37.3%.(1)

Solid stock selection in the Information Technology sector was the biggest contributor to relative performance. The Portfolio’s exposure to the sector came largely from the NASDAQ 15 and Value Line 25 strategies within in the Portfolio. Poor stock selection in the Energy and Telecommunication Services sectors was the biggest drag on relative performance. An under-weight position in Industrials stocks also weighed on relative performance as the sector was among the top performers for the six-month period.(1)

The good news is that the International Monetary Fund (IMF), which had been slow early on in recognizing the strength of the current recovery, sees global gross domestic product growth at 4.5% in 2010 and 4.25% in 2011. That does not suggest that a slowdown or double-dip recession is in the making. James W. Paulsen, Ph.D., and chief investment strategist at Wells Capital Management, has provided some compelling data that makes a case for investing in stocks when the U.S. unemployment rate is high. Since January 1948 (monthly data), U.S. stocks posted an annualized total return of 20.43% for the highest quartile of unemployment rates, compared to an annualized total return of 7.34% for the lowest three quartiles.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2010.

 Change in Value of $10,000 Investment

	Target VIP	Russell 3000
	Portfolio	Index
11/02/2005	10000	10000
12/31/2005	10140	10316
06/30/2006	10140	10650
12/31/2006	11231	11938
06/30/2007	12051	12787
12/31/2007	12325	12551
06/30/2008	10652	11165
12/31/2008	6984	7869
06/30/2009	6727	8199
12/31/2009	8015	10099
06/30/2010	7434	9488

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 3000 Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000 Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. The index presented includes the effects of reinvested dividends.

(continued)

Ohio National Fund, Inc.	Target VIP Portfolio (Continued)

 Portfolio Composition as of June 30, 2010 (1)

% of Net Assets

Common Stocks (3)	98.7
Money Market Funds Less Net Liabilities	1.3

100.0

 Top 10 Portfolio Holdings as of June 30, 2010 (1) (2)

	% of Net Assets

1.	Cognizant Technology Solutions Corp. Class A	4.5
2.	Intuitive Surgical, Inc.	3.7
3.	Infosys Technologies Ltd. – ADR	3.7
4.	Travelers Cos., Inc. / The	3.5
5.	Procter & Gamble Co. / The	3.5
6.	Merck & Co., Inc.	3.4
7.	International Business Machines Corp.	3.4
8.	Microsoft Corp.	3.4
9.	Wal-Mart Stores, Inc.	3.2
10.	AT&T, Inc.	3.1

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets

Information Technology	20.9
Consumer Discretionary	16.3
Health Care	15.6
Consumer Staples	13.0
Telecommunication Services	10.5
Financials	7.1
Energy	6.1
Industrials	6.0
Utilities	2.7
Materials	0.5

98.7

Ohio National Fund, Inc.	Target VIP Portfolio

Schedule of Investments	June 30, 2010 (Unaudited)

Common Stocks – 98.7%		Shares	Value

CONSUMER DISCRETIONARY – 16.3%
Fuel Systems Solutions, Inc. (Auto Components)	(a)	752	$19,514
Lincoln Educational Services Corp. (Diversified Consumer Svs.)	(a)	2,526	52,010
Bob Evans Farms, Inc. (Hotels, Restaurants & Leisure)		3,064	75,436
California Pizza Kitchen, Inc. (Hotels, Restaurants & Leisure)	(a)	2,413	36,557
Peet’s Coffee & Tea, Inc. (Hotels, Restaurants & Leisure)	(a)	1,279	50,226
Texas Roadhouse, Inc. (Hotels, Restaurants & Leisure)	(a)	7,000	88,340
Garmin Ltd. (Household Durables)		3,738	109,075
National Presto Industries, Inc. (Household Durables)		670	62,216
Tupperware Brands Corp. (Household Durables)		2,216	88,308
NetFlix, Inc. (Internet & Catalog Retail)	(a)	1,963	213,280
priceline.com, Inc. (Internet & Catalog Retail)	(a)	2,774	489,722
DISH Network Corp. Class A (Media)		3,915	71,057
Virgin Media, Inc. (Media)		6,270	104,646
Big 5 Sporting Goods Corp. (Specialty Retail)		1,824	23,967
Dress Barn, Inc. / The (Specialty Retail)	(a)	2,559	60,930
DSW, Inc. Class A (Specialty Retail)	(a)	1,193	26,795
Genesco, Inc. (Specialty Retail)	(a)	2,290	60,250
Guess?, Inc. (Specialty Retail)		3,238	101,155
Hibbett Sports, Inc. (Specialty Retail)	(a)	2,803	67,160
J Crew Group, Inc. (Specialty Retail)	(a)	2,253	82,933
Jo-Ann Stores, Inc. (Specialty Retail)	(a)	940	35,259
Jos. A Bank Clothiers, Inc. (Specialty Retail)	(a)	1,778	95,994
Men’s Wearhouse, Inc. / The (Specialty Retail)		5,174	94,995
TJX Cos., Inc. (Specialty Retail)		3,725	156,264
Urban Outfitters, Inc. (Specialty Retail)	(a)	9,117	313,534
Coach, Inc. (Textiles, Apparel & Luxury Goods)		2,821	103,108
Culp, Inc. (Textiles, Apparel & Luxury Goods)	(a)	3,237	35,477
Deckers Outdoor Corp. (Textiles, Apparel & Luxury Goods)	(a)	433	61,863
Steven Madden Ltd. (Textiles, Apparel & Luxury Goods)	(a)	1,144	36,059
True Religion Apparel, Inc. (Textiles, Apparel & Luxury Goods)	(a)	2,453	54,138

			2,870,268

CONSUMER STAPLES – 13.0%
United Natural Foods, Inc. (Food & Staples Retailing)	(a)	4,143	123,793
Wal-Mart Stores, Inc. (Food & Staples Retailing)		11,730	563,861
American Italian Pasta Co. Class A (Food Products)	(a)	2,041	107,908
Mead Johnson Nutrition Co. (Food Products)		745	37,339
TreeHouse Foods, Inc. (Food Products)	(a)	3,170	144,742
Procter & Gamble Co. / The (Household Products)		10,378	622,472
Herbalife Ltd. (Personal Products)		2,138	98,455
NBTY, Inc. (Personal Products)	(a)	2,190	74,482
Nu Skin Enterprises, Inc. (Personal Products)		2,200	54,846
Lorillard, Inc. (Tobacco)		579	41,676
Philip Morris International, Inc. (Tobacco)		6,893	315,975
Universal Corp. (Tobacco)		2,465	97,811

			2,283,360

ENERGY – 6.1%
FMC Technologies, Inc. (Energy Equip. & Svs.)	(a)	1,226	64,561
Hornbeck Offshore Services, Inc. (Energy Equip. & Svs.)	(a)	2,522	36,821
National Oilwell Varco, Inc. (Energy Equip. & Svs.)		4,191	138,596
BP PLC – ADR (Oil, Gas & Consumable Fuels)		4,563	131,779
ENI SpA – ADR (Oil, Gas & Consumable Fuels)		5,200	190,060
Peabody Energy Corp. (Oil, Gas & Consumable Fuels)		2,676	104,712
Repsol YPF SA – ADR (Oil, Gas & Consumable Fuels)		9,848	197,945
Royal Dutch Shell PLC – ADR (Oil, Gas & Consumable Fuels)		4,375	219,713

			1,084,187

FINANCIALS – 7.1%
Franklin Resources, Inc. (Capital Markets)		2,495	215,044
GFI Group, Inc. (Capital Markets)		11,877	66,274
T Rowe Price Group, Inc. (Capital Markets)		2,779	123,360
Banco Santander SA – ADR (Commercial Banks)		15,988	167,874
Travelers Cos., Inc. / The (Insurance)		12,673	624,145
Plum Creek Timber Co., Inc. (Real Estate Investment Trusts)		1,766	60,980

			1,257,677

HEALTH CARE – 15.6%
Abaxis, Inc. (Health Care Equip. & Supplies)	(a)	2,115	45,324
Baxter International, Inc. (Health Care Equip. & Supplies)		4,168	169,387
Intuitive Surgical, Inc. (Health Care Equip. & Supplies)	(a)	2,063	651,124
Stryker Corp. (Health Care Equip. & Supplies)		2,748	137,565
Zoll Medical Corp. (Health Care Equip. & Supplies)	(a)	2,120	57,452
HMS Holdings Corp. (Health Care Providers & Svs.)	(a)	2,544	137,936
Kindred Healthcare, Inc. (Health Care Providers & Svs.)	(a)	3,869	49,678
Cerner Corp. (Health Care Technology)	(a)	1,541	116,946
Computer Programs & Systems, Inc. (Health Care Technology)		1,065	43,580
MedAssets, Inc. (Health Care Technology)	(a)	5,521	127,425
Dionex Corp. (Life Sciences Tools & Svs.)	(a)	1,718	127,922
Parexel International Corp. (Life Sciences Tools & Svs.)	(a)	5,662	122,752
Waters Corp. (Life Sciences Tools & Svs.)	(a)	650	42,055
GlaxoSmithKline PLC – ADR (Pharmaceuticals)		6,244	212,358
Merck & Co., Inc. (Pharmaceuticals)		17,187	601,029
Warner Chilcott PLC Class A (Pharmaceuticals)	(a)	4,714	107,715

			2,750,248

INDUSTRIALS – 6.0%
GeoEye, Inc. (Aerospace & Defense)	(a)	1,854	57,734
United Technologies Corp. (Aerospace & Defense)		4,270	277,166
EnergySolutions, Inc. (Commercial Svs. & Supplies)		8,654	44,049
Foster Wheeler AG (Construction & Engineering)	(a)	1,060	22,324
Baldor Electric Co. (Electrical Equip.)		4,535	163,623
Chart Industries, Inc. (Machinery)	(a)	2,807	43,733
Flowserve Corp. (Machinery)		257	21,794
Joy Global, Inc. (Machinery)		1,925	96,423
Middleby Corp. (Machinery)	(a)	1,787	95,051
Robbins & Myers, Inc. (Machinery)		3,259	70,851
Dun & Bradstreet Corp. (Professional Svs.)		237	15,907
WESCO International, Inc. (Trading Companies & Distributors)	(a)	4,178	140,673

			1,049,328

INFORMATION TECHNOLOGY – 20.9%
Netezza Corp. (Computers & Peripherals)	(a)	5,871	80,315
Teradata Corp. (Computers & Peripherals)	(a)	625	19,050
Western Digital Corp. (Computers & Peripherals)	(a)	7,777	234,554
Amphenol Corp. Class A (Electronic Equip., Instr. & Comp.)		618	24,275
Scansource, Inc. (Electronic Equip., Instr. & Comp.)	(a)	2,572	64,120
Baidu, Inc. – ADR (Internet Software & Svs.)	(a)	4,960	337,677
Cognizant Technology Solutions Corp. Class A (IT Svs.)	(a)	15,919	796,905
Infosys Technologies Ltd. – ADR (IT Svs.)		10,778	645,710
International Business Machines Corp. (IT Svs.)		4,791	591,593
Unisys Corp. (IT Svs.)	(a)	1,502	27,772
Wright Express Corp. (IT Svs.)	(a)	1,332	39,560

(continued)

Ohio National Fund, Inc.	Target VIP Portfolio (Continued)

Schedule of Investments	June 30, 2010 (Unaudited)

Common Stocks (Continued)		Shares	Value

INFORMATION TECHNOLOGY (continued)
Lawson Software, Inc. (Software)	(a)	15,794	$115,296
Microsoft Corp. (Software)		25,706	591,495
Progress Software Corp. (Software)	(a)	3,854	115,736

			3,684,058

MATERIALS – 0.5%
Koppers Holdings, Inc. (Chemicals)		1,972	44,331
NewMarket Corp. (Chemicals)		531	46,367

			90,698

TELECOMMUNICATION SERVICES – 10.5%
AT&T, Inc. (Diversified Telecom. Svs.)		22,491	544,057
Cogent Communications Group, Inc. (Diversified Telecom. Svs.)	(a)	4,389	33,269
Deutsche Telekom AG – ADR (Diversified Telecom. Svs.)		17,931	209,255
France Telecom SA – ADR (Diversified Telecom. Svs.)		10,408	180,162
Neutral Tandem, Inc. (Diversified Telecom. Svs.)	(a)	3,287	36,979
Telefonica SA – ADR (Diversified Telecom. Svs.)		3,160	175,475
NII Holdings, Inc. (Wireless Telecom. Svs.)	(a)	8,911	289,786
Syniverse Holdings, Inc. (Wireless Telecom. Svs.)	(a)	6,776	138,569
Vodafone Group PLC – ADR (Wireless Telecom. Svs.)		11,488	237,457

			1,845,009

UTILITIES – 2.7%
Questar Corp. (Gas Utilities)		568	25,838
National Grid PLC – ADR (Multi-Utilities)		4,877	179,620
Public Service Enterprise Group, Inc. (Multi-Utilities)		1,615	50,598
Sempra Energy (Multi-Utilities)		787	36,824
Veolia Environnement – ADR (Multi-Utilities)		7,967	186,189

			479,069

Total Common Stocks (Cost $18,750,076)			$17,393,902

Money Market Funds – 1.4%		Shares	Value

Fidelity Institutional Money Market Funds Money Market Portfolio – Class I		247,000	$247,000

Total Money Market Funds (Cost $247,000)			$247,000

Total Investments – 100.1% (Cost $18,997,076)	(b)		$17,640,902
Liabilities in Excess of Other Assets – (0.1)%			(24,244)

Net Assets – 100.0%			$17,616,658

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depository Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	Target Equity/Income Portfolio

 Objective/Strategy

The Target Equity/Income Portfolio seeks an above average total return by adhering to a disciplined, quantitative investment process that incorporates two distinct strategy methodologies.

 Performance as of June 30, 2010

Average Annual Total Returns:
One year	20.95%
Since inception (11/2/05)	-6.35%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the six-month period ended June 30, 2010, the Target Equity/Income Portfolio returned -2.40% versus -6.05% for the current benchmark, the Russell 3000 Index.

The S&P 500 Index was performing quite well this year until the latter part of April. The index posted a gain of 9.8% from the start of the period through April 23. Historically speaking, that is nearly a year’s worth of gains in a little less than four months. The fact that the gains did not hold is understandable, as the stock market was poised for a sell-off. From the low in the market on March 9, 2009, through April 26, 2010, the S&P 500 Index posted a gain of 84%. That clearly qualified as a “too far, too fast” scenario. It takes 39 months, on average, for investors to recoup losses from a bear market, according to InvesTech. The current rally was just a little less than 14 months old. Investors should know that corrections are a common occurrence and an integral part of bull markets.

Standard & Poor’s uses four categories to classify sell-offs in equities: noise (decline up to 4.9%); pullback (decline of 5.0% to 9.9%); correction (decline of 10.0% to 19.9%); and bear market (decline of 20% or more). It refers to bear markets with losses exceeding 40.0% as mega-meltdowns. Since 1946, the S&P 500 Index has experienced 53 pullbacks with an average decline of 7%, 18 corrections with an average decline of 14%, and 12 bear markets with an average decline of 33% (three were mega-meltdowns), according to Sam Stovall, Chief Investment Strategist at S&P. With respect to the 18 corrections, once they bottomed it took only four months, on average, to climb back above the pre-correction level.

While no single event triggered the sell-off in equities, perhaps the biggest shock to the system came out of Europe. While the sovereign debt crisis in Greece was eventually averted in the near-term the event itself raised the specter of a contagion spreading to other European Union members. Those singled out initially, including Greece, are referred to as the “PIGS” (Portugal, Italy, Greece & Spain). The decision by the government in Greece to implement austerity measures motivated some economists to temper their global gross domestic product growth rate estimates moving forward. Add the oil leak in the Gulf and the weak labor market to the mix and you have yourself the type of catalyst that can trigger an overdue correction in the market.

The top performing stocks were the following: NetFlix, Inc. up 97.2%; Deckers Outdoor Corp. up 40.5%; United Bankshares, Inc. up 22.9%; FNB Corp. up 21.8%; and Steven Madden Ltd. up 14.6%. The worst performing stocks were the following: Unisys Corp. down 52.0%; Fuel Systems Solutions, Inc. down 37.1%; Western Digital Corp. down 31.7%; Guess?, Inc. down 25.4%; and NewMarket Corp. down 23.3%.(1)

The Financials sector was the largest contributor to the Portfolio’s year-to-date relative performance due to both strong stock selection and an over-weight position. The Portfolio’s exposure to the sector came mostly from the small/mid cap bank category and was gained through the Dow Dividend strategy within the Portfolio. Stock selection in the Health Care sector also contributed as did an over-weight position in Consumer Discretionary stocks. Minimal Industrials sector exposure was the biggest detractor from performance as the sector was among the top performers for the six-month period.(1)

The good news is that the International Monetary Fund (IMF), which had been slow early on in recognizing the strength of the current recovery, sees global gross domestic product growth at 4.5% in 2010 and 4.25% in 2011. That does not suggest that a slowdown or double-dip recession is in the making. James W. Paulsen, Ph.D., and chief investment strategist at Wells Capital Management, has provided some compelling data that makes a case for investing in stocks when the U.S. unemployment rate is high. Since January 1948 (monthly data), U.S. stocks posted an annualized total return of 20.43% for the highest quartile of unemployment rates, compared to an annualized total return of 7.34% for the lowest three quartiles.

Approximately 7,000 publicly owned companies report dividend information to Standard & Poor’s Dividend Record. In the second quarter of 2010, according to S&P, 34 companies decreased their dividend distribution, a significant improvement from the 250 cuts in the second quarter of 2009. The number of companies that increased their dividend payouts totaled 355, up from the 233 increases registered in the second quarter of 2009.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2010.

(continued)

Ohio National Fund, Inc.	Target Equity/Income Portfolio (Continued)

 Change in Value of $10,000 Investment

	Target	Russell 3000
	Equity/Income Portfolio	Index
11/02/2005	10000.0	10000.0
12/31/2005	10130.0	10316.0
06/30/2006	9970.0	10650.0
12/31/2006	11078.0	11938.0
06/30/2007	11924.0	12787.0
12/31/2007	12233.0	12551.0
06/30/2008	10357.0	11165.0
12/31/2008	6719.0	7869.0
06/30/2009	6090.0	8199.0
12/31/2009	7548.0	10099.0
06/30/2010	7366.0	9488.0

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 3000 Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000 index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. The index presented includes the effects of reinvested dividends.

 Portfolio Composition as of June 30, 2010 (1)

% of Net Assets

Common Stocks (3)	98.5
Money Market Funds Less Net Liabilities	1.5

100.0

 Top 10 Portfolio Holdings as of June 30, 2010 (1) (2)

	% of Net Assets

1.	Cognizant Technology Solutions Corp. Class A	7.7
2.	Intuitive Surgical, Inc.	6.3
3.	priceline.com, Inc.	4.1
4.	NetFlix, Inc.	3.7
5.	Urban Outfitters, Inc.	3.6
6.	Western Digital Corp.	3.5
7.	NII Holdings, Inc.	3.3
8.	United Bankshares, Inc.	3.0
9.	FNB Corp.	3.0
10.	Astoria Financial Corp.	2.8

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets

Financials	28.6
Consumer Discretionary	21.4
Utilities	14.4
Information Technology	12.4
Consumer Staples	8.8
Health Care	6.3
Materials	3.3
Telecommunication Services	3.3

98.5

Ohio National Fund, Inc.	Target Equity/Income Portfolio

Schedule of Investments	June 30, 2010 (Unaudited)

Common Stocks – 98.5%		Shares	Value

CONSUMER DISCRETIONARY – 21.4%
Fuel Systems Solutions, Inc. (Auto Components)	(a)	2,781	$72,167
Tupperware Brands Corp. (Household Durables)		8,196	326,611
NetFlix, Inc. (Internet & Catalog Retail)	(a)	7,259	788,690
priceline.com, Inc. (Internet & Catalog Retail)	(a)	4,868	859,397
Big 5 Sporting Goods Corp. (Specialty Retail)		6,746	88,642
Dress Barn, Inc. / The (Specialty Retail)	(a)	9,465	225,362
DSW, Inc. Class A (Specialty Retail)	(a)	4,414	99,138
Guess?, Inc. (Specialty Retail)		11,973	374,037
J Crew Group, Inc. (Specialty Retail)	(a)	8,334	306,775
Jo-Ann Stores, Inc. (Specialty Retail)	(a)	3,478	130,460
Urban Outfitters, Inc. (Specialty Retail)	(a)	21,932	754,242
Culp, Inc. (Textiles, Apparel & Luxury Goods)	(a)	11,969	131,180
Deckers Outdoor Corp. (Textiles, Apparel & Luxury Goods)	(a)	1,601	228,735
Steven Madden Ltd. (Textiles, Apparel & Luxury Goods)	(a)	4,230	133,330

			4,518,766

CONSUMER STAPLES – 8.8%
Kraft Foods, Inc. Class A (Food Products)		19,831	555,268
Herbalife Ltd. (Personal Products)		7,910	364,256
NBTY, Inc. (Personal Products)	(a)	8,098	275,413
Nu Skin Enterprises, Inc. (Personal Products)		8,134	202,781
Universal Corp. (Tobacco)		11,680	463,462

			1,861,180

FINANCIALS – 28.6%
BB&T Corp. (Commercial Banks)		21,332	561,245
FNB Corp. (Commercial Banks)		78,902	633,583
Trustmark Corp. (Commercial Banks)		23,914	497,889
United Bankshares, Inc. (Commercial Banks)		26,467	633,620
Allstate Corp. / The (Insurance)		17,858	513,060
Cincinnati Financial Corp. (Insurance)		20,638	533,905
Mercury General Corp. (Insurance)		13,728	568,888
Astoria Financial Corp. (Thrifts & Mortgage Finance)		43,548	599,220
First Niagara Financial Group, Inc. (Thrifts & Mortgage Finance)		38,860	486,916
New York Community Bancorp, Inc. (Thrifts & Mortgage Finance)		37,575	573,770
People’s United Financial, Inc. (Thrifts & Mortgage Finance)		32,473	438,386

			6,040,482

HEALTH CARE – 6.3%
Intuitive Surgical, Inc. (Health Care Equip. & Supplies)	(a)	4,220	1,331,916

INFORMATION TECHNOLOGY – 12.4%
Western Digital Corp. (Computers & Peripherals)	(a)	24,450	737,412
Cognizant Technology Solutions Corp. Class A (IT Svs.)	(a)	32,552	1,629,553
Unisys Corp. (IT Svs.)	(a)	5,555	102,712
Wright Express Corp. (IT Svs.)	(a)	4,929	146,391

			2,616,068

MATERIALS – 3.3%
NewMarket Corp. (Chemicals)		1,964	171,496
Sensient Technologies Corp. (Chemicals)		20,374	528,298

			699,794

TELECOMMUNICATION SERVICES – 3.3%
NII Holdings, Inc. (Wireless Telecom. Svs.)	(a)	21,435	697,066

UTILITIES – 14.4%
Northeast Utilities (Electric Utilities)		20,716	527,844
Unisource Energy Corp. (Electric Utilities)		16,467	496,974
DTE Energy Co. (Multi-Utilities)		12,294	560,729
NiSource, Inc. (Multi-Utilities)		34,862	505,499
PG&E Corp. (Multi-Utilities)		12,009	493,570
Sempra Energy (Multi-Utilities)		9,584	448,435

			3,033,051

Total Common Stocks (Cost $21,909,660)			$20,798,323

Money Market Funds – 3.0%		Shares	Value

Fidelity Institutional Money Market Funds Money Market Portfolio – Class I		628,000	$628,000

Total Money Market Funds (Cost $628,000)			$628,000

Total Investments – 101.5% (Cost $22,537,660)	(b)		$21,426,323
Liabilities in Excess of Other Assets – (1.5)%			(325,951)

Net Assets – 100.0%			$21,100,372

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	Bristol Growth Portfolio

 Objective/Strategy

The Bristol Growth Portfolio seeks long-term growth by investing primarily in common stocks of the 1,000 largest publicly traded U.S. companies in terms of market capitalization.

 Performance as of June 30, 2010

Average Annual Total Returns:
One year	11.58%
Since inception (5/1/07)	-6.84%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the six-month period ended June 30, 2010, the Bristol Growth Portfolio returned -8.57% versus -7.65% for the current benchmark, the Russell 1000 Growth Index.

There were three main reasons the equity markets performed so miserably during the first half of 2010. First, there seemed to be widespread fear that economic weakness in Greece, perhaps leading to eventual sovereign debt default was spreading across Europe, into weaker economies such as Spain, Italy and Portugal, and perhaps even into England. Even without actual debt default, the perception of cutbacks in federal stimulus in these countries seemed to put at risk the promise of stimulated expectation of growth. The weak Euro and weakening economies also focused investors of ongoing problems in European banks, and the spillover effect that more bank failures might have on the global economies.

Secondly, rightfully or wrongfully, it seemed that the world’s main engine of growth, China, began seeing signs of a slowing economy, and perhaps a growing real estate bubble. The news was vague coming out of China. On one hand, U.S. strategists felt the growth was not sustainable, and wished China would take steps to throttle growth. When such steps were taken, such as higher interest rates and greater deposits for homes, these same strategists became worried that growth was perhaps slowing too much.

Thirdly, U.S. investors began to take a dimmer view on policies from Washington. The financial reform bill seems that it will be passed in a fairly harsh and punitive tone, singling out large banks and Wall Street, for the accumulated real estate problems for two decades. Further analysis of the health care reform bill began to question the savings associated with the legislation, the stimulus spending was proving to be inadequate in truly leading to private sector expansion, and fears of increased taxes along with carbon taxes, perhaps might be preventing private companies from spending their cash hoards on new investments in a timelier manner.

The Portfolio’s over-weight in Financials, principally in large banks and insurance companies, was the main cause of underperformance, along with too much exposure to commodities. As mentioned, the banks were singled out by Washington in the financial overhaul bill, and Citigroup, Inc., Bank of America Corp., Wells Fargo & Co., JPMorgan Chase & Co., and Morgan Stanley all under-performed. The life insurance companies were primarily hit because of fears of foreign debt exposure, even though it is minimal in the companies we own as well as perhaps the unknown of the cost of the derivative legislation proposed in the financial reform bill. MetLife, Inc. and Lincoln National Corp. were down by approximately 8% on average.(1)

Perceived China and global economic weakness hit Dow Chemical Co., Teck Resources Ltd., Freeport-McMoRan Copper & Gold, Inc., Caterpillar, Inc. as well as other cyclicals. We sold Freeport-McMoRan Copper & Gold, Inc., and part of Teck Resources Ltd., but would look to buy them back when the fears of a global slowdown reach a crescendo.(1)

The major investment policy change we made was reducing our exposure to Consumer Discretionary. We have sold NIKE, Inc., Royal Caribbean Cruises Ltd., American Express Co., Bed Bath & Beyond, Inc., Lowe’s Companies, Inc., V.F. Corp. and most recently have been reducing McDonald’s Corp., Tiffany & Co., and Target Corp. Job growth does not seem to be resuming. The cost of the federal deficit, possibly in the short term but most probably in the long term, is going to squeeze out private investments, likely making this recovery anemic. American workers fortunate enough to have jobs will be forced to save more and spend less; and those that don’t will continue to become a necessary, but very expensive burden, on society. The length of time that millions have been out of work is making it more improbable that they will ever return to the workforce at anything close to their original productivity.(1)

Fortunately, we sold Transocean Ltd. days prior to its implosion as it reached our valuation target. We sold Anadarko Petroleum Corp. at $62 (considerably higher than its June 30, 2010 closing price of $36.09 per share), as we and the rest of the world slowly became aware of the extent of the BP disaster, and the economic consequences.(1)

The stock market is not expensive. On a forward price to earnings basis, it is apparently trading at only 12 times 2011 numbers. On 2012 projected numbers, the market is trading at only 10 times earnings. Obviously, if the economy double dips, these numbers are rather meaningless. We are taking a rather cautious view of the economy for now. We continue to over-weight Financials, because most companies in the sector don’t need a strong economy to rid themselves of bad credit and return to normal returns on capital. As mentioned, we are under-weighted consumer cyclicals and discretionary type stocks, and now are over-weighted in food stocks. Health care is still problematic as pricing is under siege around the world on pharmaceuticals, including generics, and medical technology procedures and devices.(1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2010.

(continued)

Ohio National Fund, Inc.	Bristol Growth Portfolio (Continued)

 Change in Value of $10,000 Investment

	Bristol Growth	Russell 1000
	Portfolio	Growth Index
05/01/2007	10000	10000
06/30/2007	10230	10173
12/31/2007	10340	10520
06/30/2008	9520	9567
12/31/2008	6144	6477
06/30/2009	7163	7223
12/31/2009	8741	8886
06/30/2010	7992	8207

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 1000 Growth Index is a market-capitalization weighted index of those firms in the Russell 1000 with higher price-to-book ratios and higher forecasted growth values. The index presented herein includes the effects of requested dividends.

 Portfolio Composition as of June 30, 2010 (1)

% of Net Assets

Common Stocks (3) (4)	14.1
Money Market Funds and Other Net Assets (4)	85.9

100.0

 Top 10 Portfolio Holdings as of June 30, 2010 (1) (2)

	% of Net Assets

1.	Apple, Inc.	0.6
2.	International Business Machines Corp.	0.6
3.	Cisco Systems, Inc.	0.5
4.	Microsoft Corp.	0.5
5.	Exxon Mobil Corp.	0.4
6.	PepsiCo, Inc.	0.4
7.	Oracle Corp.	0.4
8.	QUALCOMM, Inc.	0.4
9.	Google, Inc. Class A	0.3
10.	3M Co.	0.3

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets

Information Technology	4.9
Consumer Staples	1.6
Financials	1.6
Industrials	1.5
Consumer Discretionary	1.3
Energy	1.3
Health Care	1.0
Materials	0.9

14.1

(4)	Common stocks as a percentage of net assets is unusually low at June 30, 2010 due to a large pending purchase of the Portfolio shares that resulted from a periodic, quarter-end update to the Ohio National Life Insurance Company (ONLIC) asset allocation model program. The settlement of this purchase occurred on July 1, 2010, in the normal course of the Fund’s transfer agent’s operations.

Ohio National Fund, Inc.	Bristol Growth Portfolio

Schedule of Investments	June 30, 2010 (Unaudited)

Common Stocks – 14.1%		Shares	Value

CONSUMER DISCRETIONARY – 1.3%
Darden Restaurants, Inc. (Hotels, Restaurants & Leisure)		3,835	$148,990
McDonald’s Corp. (Hotels, Restaurants & Leisure)		1,700	111,979
Yum! Brands, Inc. (Hotels, Restaurants & Leisure)		4,900	191,296
Viacom, Inc. Class B (Media)		5,900	185,083
Target Corp. (Multiline Retail)		2,300	113,091
Tiffany & Co. (Specialty Retail)		3,400	128,894

			879,333

CONSUMER STAPLES – 1.6%
Coca-Cola Co. / The (Beverages)		4,000	200,480
Molson Coors Brewing Co. Class B (Beverages)		3,400	144,024
PepsiCo, Inc. (Beverages)		4,600	280,370
Wal-Mart Stores, Inc. (Food & Staples Retailing)		4,000	192,280
Campbell Soup Co. (Food Products)		4,600	164,818
Ralcorp Holdings, Inc. (Food Products)	(a)	1,400	76,720

			1,058,692

ENERGY – 1.3%
Apache Corp. (Oil, Gas & Consumable Fuels)		800	67,352
Devon Energy Corp. (Oil, Gas & Consumable Fuels)		2,300	140,116
EOG Resources, Inc. (Oil, Gas & Consumable Fuels)		2,000	196,740
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)		5,200	296,764
Southwestern Energy Co. (Oil, Gas & Consumable Fuels)	(a)	4,600	177,744

			878,716

FINANCIALS – 1.6%
State Street Corp. (Capital Markets)		5,000	169,100
Wells Fargo & Co. (Commercial Banks)		3,700	94,720
Bank of America Corp. (Diversified Financial Svs.)		4,900	70,413
Citigroup, Inc. (Diversified Financial Svs.)	(a)	33,000	124,080
JPMorgan Chase & Co. (Diversified Financial Svs.)		3,500	128,135
Hartford Financial Services Group, Inc. (Insurance)		5,700	126,141
Lincoln National Corp. (Insurance)		6,000	145,740
MetLife, Inc. (Insurance)		5,100	192,576

			1,050,905

HEALTH CARE – 1.0%
Amgen, Inc. (Biotechnology)	(a)	2,400	126,240
Hospira, Inc. (Health Care Equip. & Supplies)	(a)	3,300	189,585
Zimmer Holdings, Inc. (Health Care Equip. & Supplies)	(a)	2,700	145,935
Merck & Co., Inc. (Pharmaceuticals)		5,600	195,832

			657,592

INDUSTRIALS – 1.5%
Goodrich Corp. (Aerospace & Defense)		1,800	119,250
Honeywell International, Inc. (Aerospace & Defense)		4,900	191,247
United Parcel Service, Inc. Class B (Air Freight & Logistics)		3,300	187,737
3M Co. (Industrial Conglomerates)		2,600	205,374
General Electric Co. (Industrial Conglomerates)		10,600	152,852
Caterpillar, Inc. (Machinery)		2,700	162,189

			1,018,649

INFORMATION TECHNOLOGY – 4.9%
Cisco Systems, Inc. (Communications Equip.)	(a)	15,100	321,781
QUALCOMM, Inc. (Communications Equip.)		7,200	236,448
Apple, Inc. (Computers & Peripherals)	(a)	1,550	389,871
Dell, Inc. (Computers & Peripherals)	(a)	15,800	190,548
Hewlett-Packard Co. (Computers & Peripherals)		4,400	190,432
Google, Inc. Class A (Internet Software & Svs.)	(a)	510	226,925
International Business Machines Corp. (IT Svs.)		3,100	382,788
Altera Corp. (Semiconductors & Equip.)		7,700	191,037
Intel Corp. (Semiconductors & Equip.)		5,600	108,920
Maxim Integrated Products, Inc. (Semiconductors & Equip.)		8,400	140,532
SunPower Corp. Class B (Semiconductors & Equip.)	(a)	9,803	105,872
Texas Instruments, Inc. (Semiconductors & Equip.)		5,400	125,712
Varian Semiconductor Equipment Associates, Inc. (Semiconductors & Equip.)	(a)	2,500	71,650
Microsoft Corp. (Software)		13,200	303,732
Oracle Corp. (Software)		11,600	248,936

			3,235,184

MATERIALS – 0.9%
Air Products & Chemicals, Inc. (Chemicals)		3,000	194,430
Dow Chemical Co. / The (Chemicals)		6,000	142,320
Praxair, Inc. (Chemicals)		2,500	189,975
Teck Resources Ltd. (Metals & Mining)		2,300	68,034

			594,759

Total Common Stocks (Cost $9,880,465)			$9,373,830

Money Market Funds – 0.5%		Shares	Value

Fidelity Institutional Money Market Funds Money Market Portfolio – Class I		318,000	$318,000

Total Money Market Funds (Cost $318,000)			$318,000

Total Investments – 14.6% (Cost $10,198,465)	(b)		$9,691,830
Other Assets in Excess of Liabilities – 85.4%			56,553,927

Net Assets – 100.0%			$66,245,757

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.

Statements of Assets and Liabilities	June 30, 2010 (Unaudited)

						Capital		International
	Equity	Money Market	Bond	Omni	International	Appreciation	Millennium	Small-Mid Company
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

Assets:
Investments in securities, at value*	$188,129,366	$297,747,798	$145,005,729	$37,834,279	$175,723,688	$112,806,438	$76,747,873	$59,801,808
Repurchase agreements	1,110,303	15,000,000	7,700,000	—	—	—	36,165,000	—
Cash	—	15,574,376	294,101	803	—	14,119	425	—
Foreign currencies, at value**	—	—	—	—	1,496,372	—	—	10,178
Receivable for securities sold	1,924,881	—	—	331,548	725,861	—	412,424	454,270
Due from adviser	—	19,867	—	—	—	—	—	—
Receivable for fund shares sold	4,885,844	2,051,828	1,498,136	90,645	6,551,041	1,721,730	45,186	18,348
Dividends and accrued interest receivable	107,051	8,452	1,741,255	196,555	408,991	80,747	6,923	86,829
Foreign tax reclaim receivable	—	—	—	—	210,092	11,385	—	65,236
Prepaid expenses and other assets	3,770	4,132	1,656	685	3,430	2,095	1,815	1,140
Net unrealized appreciation on foreign currency contracts	—	—	—	—	2,295,622	—	—	—

Total assets	196,161,215	330,406,453	156,240,877	38,454,515	187,415,097	114,636,514	113,379,646	60,437,809

Liabilities:
Payable for securities purchased	1,745,676	—	—	231,560	1,276,062	—	—	322,528
Payable for fund shares redeemed	106,106	4,060,142	4,878,737	27,893	209,466	527,022	78,347,909	16,134
Variation margin payable to broker	—	—	—	—	3,616	—	—	—
Payable for investment management services	131,951	67,417	70,729	19,517	126,811	78,194	75,325	51,122
Payable for compliance services	566	566	566	566	566	566	566	566
Accrued custody expense	1,488	2,058	876	562	24,747	1,014	1,026	8,690
Accrued professional fees	5,651	5,651	5,651	5,651	5,651	5,651	5,651	5,651
Accrued accounting fees	13,297	18,032	12,292	5,401	1,438	8,267	7,688	2,127
Accrued printing and filing fees	14,575	24,886	10,762	2,836	13,163	8,543	7,840	4,330
Withholding tax payable	—	—	—	389	—	—	—	54,973

Total liabilities	2,019,310	4,178,752	4,979,613	294,375	1,661,520	629,257	78,446,005	466,121

Net assets	$194,141,905	$326,227,701	$151,261,264	$38,160,140	$185,753,577	$114,007,257	$34,933,641	$59,971,688

Net assets consist of:
Par value, $1 per share	$11,922,882	$32,622,783	$11,705,110	$2,752,628	$20,019,007	$6,903,584	$2,054,316	$3,463,331
Paid-in capital in excess of par value	323,390,096	293,604,918	139,224,364	44,936,421	267,756,006	145,658,760	53,416,093	73,132,719
Accumulated net realized gain (loss) on investments	(122,843,805)	—	(17,053,705)	(9,185,429)	(120,258,784)	(33,342,081)	(19,303,009)	(22,920,222)
Net unrealized appreciation (depreciation) on:
Investments	(18,557,584)	—	8,381,290	(789,178)	10,772,160	(5,564,050)	(837,889)	6,113,002
Foreign currency contracts	—	—	—	—	2,295,622	—	—	—
Futures contracts	—	—	—	—	(98,735)	—	—	—
Other foreign currency related transactions	—	—	—	(64)	(6,679)	(360)	—	(59,279)
Undistributed net investment income (loss)	230,316	—	9,004,205	445,762	5,274,980	351,404	(395,870)	242,137

Net assets	$194,141,905	$326,227,701	$151,261,264	$38,160,140	$185,753,577	$114,007,257	$34,933,641	$59,971,688

* Investments in securities, at cost	$206,686,950	$297,747,798	$136,624,439	$38,623,457	$164,951,528	$118,370,488	$77,585,762	$53,688,806

** Foreign currencies, at cost	$—	$—	$—	$—	$1,495,797	$—	$—	$10,169

Shares outstanding	11,922,882	32,622,783	11,705,110	2,752,628	20,019,007	6,903,584	2,054,316	3,463,331

Authorized Fund shares allocated to Portfolio	25,000,000	55,000,000	20,000,000	5,000,000	34,000,000	15,000,000	10,000,000	10,000,000

Net asset value per share	$16.28	$10.00	$12.92	$13.86	$9.28	$16.51	$17.00	$17.32

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.

Statements of Assets and Liabilities	June 30, 2010 (Unaudited)

	Aggressive	Small Cap	Mid Cap	S&P 500®		High Income		Nasdaq-100®
	Growth	Growth	Opportunity	Index	Strategic Value	Bond	Capital Growth	Index
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

Assets:
Investments in securities, at value*	$23,036,021	$22,349,348	$57,806,259	$144,636,195	$19,972,627	$192,618,574	$35,854,893	$38,456,829
Repurchase agreements	—	—	—	620,000	—	—	—	—
Cash	125	184	828	1,295	736	902	287	4,726
Receivable for securities sold	90,731	67,913	42,471	4	—	392,752	164,407	—
Receivable for fund shares sold	17,514	26,800	94,471	117,030	10,522	39,604,439	6,375	388,619
Dividends and accrued interest receivable	1,780	2,746	28,811	197,456	105,429	3,837,176	12,592	18,194
Foreign tax reclaim receivable	4,795	—	—	—	3,891	—	—	—
Prepaid expenses and other assets	445	384	2,794	2,628	319	2,136	623	770

Total assets	23,151,411	22,447,375	57,975,634	145,574,608	20,093,524	236,455,979	36,039,177	38,869,138

Liabilities:
Net unrealized depreciation on foreign currency contracts	—	—	—	—	64,040	—	—	—
Payable for securities purchased	—	53,041	306,241	241,821	—	721,770	—	—
Payable for fund shares redeemed	85,303	17,794	140,034	108,348	21,984	4,436,482	10,636	4,959
Payable for investment management services	16,099	17,365	42,468	48,021	12,562	112,477	28,198	13,465
Payable for compliance services	566	566	566	566	566	566	566	566
Accrued custody expense	1,660	1,015	486	654	357	1,013	305	747
Accrued professional fees	5,651	5,651	5,651	5,651	5,651	5,651	5,651	5,651
Accrued accounting fees	2,825	2,642	4,508	13,094	2,310	22,422	3,215	3,752
Accrued printing and filing fees	1,744	1,630	1,695	10,747	1,408	13,340	2,695	2,923
Withholding tax payable	—	—	—	—	1,473	—	—	—

Total liabilities	113,848	99,704	501,649	428,902	110,351	5,313,721	51,266	32,063

Net assets	$23,037,563	$22,347,671	$57,473,985	$145,145,706	$19,983,173	$231,142,258	$35,987,911	$38,837,075

Net assets consist of:
Par value, $1 per share	$3,451,848	$2,261,289	$3,932,604	$13,329,292	$2,457,623	$20,550,719	$1,770,039	$8,677,871
Paid-in capital in excess of par value	26,616,133	25,817,240	93,543,384	155,510,803	27,809,347	193,767,544	42,081,690	29,433,039
Accumulated net realized gain (loss) on investments	(7,389,538)	(7,837,842)	(37,469,982)	(17,908,521)	(9,821,096)	(5,121,759)	(12,759,149)	(3,882,688)
Net unrealized appreciation (depreciation) on:
Investments	285,297	2,201,337	(2,420,262)	(7,277,564)	(859,682)	3,781,815	5,022,750	4,490,400
Foreign currency contracts	—	—	—	—	(64,040)	—	—	—
Other foreign currency related transactions	84	—	—	—	(900)	—	—	—
Undistributed net investment income (loss)	73,739	(94,353)	(111,759)	1,491,696	461,921	18,163,939	(127,419)	118,453

Net assets	$23,037,563	$22,347,671	$57,473,985	$145,145,706	$19,983,173	$231,142,258	$35,987,911	$38,837,075

* Investments in securities, at cost	$22,750,724	$20,148,011	$60,226,521	$151,913,759	$20,832,309	$188,836,759	$30,832,143	$33,966,429

Shares outstanding	3,451,848	2,261,289	3,932,604	13,329,292	2,457,623	20,550,719	1,770,039	8,677,871

Authorized Fund shares allocated to Portfolio	10,000,000	5,000,000	10,000,000	23,000,000	5,000,000	25,000,000	5,000,000	20,000,000

Net asset value per share	$6.67	$9.88	$14.61	$10.89	$8.13	$11.25	$20.33	$4.48

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.

Statements of Assets and Liabilities	June 30, 2010 (Unaudited)

					Income	Target	Target
	Bristol	Bryton Growth	U.S. Equity	Balanced	Opportunity	VIP	Equity/Income	Bristol Growth
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

Assets:
Investments in securities, at value*	$137,462,870	$112,140,737	$11,573,977	$12,564,335	$7,535,816	$17,640,902	$21,426,323	$9,691,830
Cash	911	909	328	551	108,303	27	578	123
Receivable for securities sold	1,796,321	761,963	—	—	20,109	—	—	702,736
Receivable for fund shares sold	12,567,012	4,946,139	4,207	6,854	2,301	3,938	6,110	61,484,308
Dividends and accrued interest receivable	173,597	10,823	16,804	73,181	8,552	46,038	43,286	11,560
Foreign tax reclaim receivable	—	—	—	—	142	2,632	—	—
Prepaid expenses and other assets	2,356	1,894	228	211	116	333	384	170

Total assets	152,003,067	117,862,465	11,595,544	12,645,132	7,675,339	17,693,870	21,476,681	71,890,727

Liabilities:
Options written, at value**	—	—	—	—	79,605	—	—	—
Payable for securities purchased	1,245,819	1,278,926	—	—	41,514	—	299,417	669,588
Payable for fund shares redeemed	2,011,803	9,305,043	1,358	862	28,281	56,441	55,912	4,959,807
Payable for investment management services	91,772	80,380	7,558	6,909	5,063	9,121	10,883	6,716
Payable for compliance services	566	566	566	566	566	566	566	566
Accrued custody expense	979	819	266	97	1,124	196	234	396
Accrued professional fees	5,651	5,651	5,651	5,651	5,651	5,651	5,651	5,651
Accrued accounting fees	9,413	7,950	1,784	3,632	1,786	2,336	2,068	1,432
Accrued printing and filing fees	10,124	8,149	888	920	539	1,316	1,578	707
Withholding tax payable	2,037	—	—	127	97	1,585	—	107

Total liabilities	3,378,164	10,687,484	18,071	18,764	164,226	77,212	376,309	5,644,970

Net assets	$148,624,903	$107,174,981	$11,577,473	$12,626,368	$7,511,113	$17,616,658	$21,100,372	$66,245,757

Net assets consist of:
Par value, $1 per share	$14,550,906	$10,449,767	$1,413,044	$1,003,521	$694,855	$2,461,958	$3,059,542	$8,280,067
Paid-in capital in excess of par value	158,169,406	102,992,228	18,171,681	12,674,656	6,836,754	26,235,165	35,645,678	59,410,877
Accumulated net realized gain (loss) on investments	(17,691,604)	(5,987,358)	(7,555,873)	(1,237,324)	(73,327)	(9,911,471)	(16,699,394)	(974,241)
Net unrealized appreciation (depreciation) on:
Investments	(6,948,742)	175,202	(526,077)	(35,393)	(23,874)	(1,356,174)	(1,111,337)	(506,635)
Foreign currency related transactions	(333)	—	—	—	(3)	—	—	(18)
Written options	—	—	—	—	35,599	—	—	—
Undistributed net investment income (loss)	545,270	(454,858)	74,698	220,908	41,109	187,180	205,883	35,707

Net assets	$148,624,903	$107,174,981	$11,577,473	$12,626,368	$7,511,113	$17,616,658	$21,100,372	$66,245,757

* Investments in securities, at cost	$144,411,612	$111,965,535	$12,100,054	$12,599,728	$7,559,690	$18,997,076	$22,537,660	$10,198,465

** Premiums received on options written	$—	$—	$—	$—	$115,204	$—	$—	$—

Shares outstanding	14,550,906	10,449,767	1,413,044	1,003,521	694,855	2,461,958	3,059,542	8,280,067

Authorized Fund shares allocated to Portfolio	25,000,000	20,000,000	5,000,000	3,000,000	3,000,000	5,000,000	7,000,000	5,000,000

Net asset value per share	$10.21	$10.26	$8.19	$12.58	$10.81	$7.16	$6.90	$8.00

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.

Statements of Operations	For the Six-Month Period Ended June 30, 2010 (Unaudited)

						Capital		International
	Equity	Money Market	Bond	Omni	International	Appreciation	Millennium	Small-Mid Company
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

Investment income:
Interest	$1,188	$241,630	$3,446,875	$304,192	$6,043	$4,020	$6,553	$1,137
Dividends, net of taxes withheld*	1,139,505	—	—	204,038	3,315,709	760,721	112,794	655,047

Total investment income	1,140,693	241,630	3,446,875	508,230	3,321,752	764,741	119,347	656,184

Expenses:
Management fees	866,102	420,237	411,481	123,038	819,161	495,302	456,484	338,093
Custodian fees	7,983	22,462	5,085	3,323	110,794	5,302	6,410	38,244
Directors’ fees	11,977	17,342	7,794	2,232	10,755	6,883	6,291	3,651
Professional fees	12,773	15,839	10,381	7,132	12,026	9,791	9,479	7,948
Accounting fees	40,183	54,397	36,533	16,001	42,342	24,646	22,720	27,582
Printing and filing fees	16,468	27,057	11,699	3,158	14,973	9,622	8,950	5,115
Compliance expense	3,229	3,229	3,229	3,229	3,229	3,229	3,229	3,229
Other	3,672	2,458	894	662	3,399	2,004	1,654	1,096

Total expenses	962,387	563,021	487,096	158,775	1,016,679	556,779	515,217	424,958

Less expenses reduced or reimbursed by adviser	—	(321,391)	—	—	—	—	—	—

Net expenses	962,387	241,630	487,096	158,775	1,016,679	556,779	515,217	424,958

Net investment income (loss)	178,306	—	2,959,779	349,455	2,305,073	207,962	(395,870)	231,226

Realized/unrealized gain (loss) on investments, foreign currency contracts, futures contracts, and other foreign currency related transactions:
Net realized gain (loss) on:
Investments	(489,575)	—	258,657	1,653,213	8,044,339	8,736,478	15,725,363	4,241,725
Foreign currency contracts	—	—	—	—	1,923,175	—	—	—
Other foreign currency related transactions	—	—	—	—	(292,896)	(13,158)	—	(68,345)
Change in unrealized appreciation (depreciation) on:
Investments	(23,012,722)	—	4,556,439	(3,474,423)	(36,054,986)	(15,164,064)	(18,395,962)	(11,914,487)
Foreign currency contracts	—	—	—	—	1,170,371	—	—	—
Futures contracts	—	—	—	—	(98,735)	—	—	—
Other foreign currency related transactions	—	—	—	(64)	(9,277)	(360)	—	(13,760)

Net realized/unrealized gain (loss) on investments, foreign currency contracts, futures contracts, and other foreign currency related transactions	(23,502,297)	—	4,815,096	(1,821,274)	(25,318,009)	(6,441,104)	(2,670,599)	(7,754,867)

Change in net assets from operations	$(23,323,991)	$—	$7,774,875	$(1,471,819)	$(23,012,936)	$(6,233,142)	$(3,066,469)	$(7,523,641)

* Taxes withheld	$—	$—	$—	$498	$536,886	$25,047	$—	$77,151

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.

Statements of Operations	For the Six-Month Period Ended June 30, 2010 (Unaudited)

	Aggressive	Small Cap	Mid Cap	S&P 500®		High Income		Nasdaq-100®
	Growth	Growth	Opportunity	Index	Strategic Value	Bond	Capital Growth	Index
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

Investment income:
Interest	$741	$672	$1,358	$105	$295	$8,448,450	$376	$18
Dividends, net of taxes withheld*	153,494	37,894	190,140	1,566,248	533,381	12,179	66,112	172,100

Total investment income	154,235	38,566	191,498	1,566,353	533,676	8,460,629	66,488	172,118

Expenses:
Management fees	106,830	106,791	265,232	303,723	76,242	651,726	171,142	90,385
Custodian fees	16,789	5,099	3,849	6,584	1,932	6,255	1,957	3,843
Directors’ fees	1,474	1,322	3,411	8,704	1,107	10,001	2,099	2,513
Professional fees	6,689	6,609	8,033	10,849	6,488	11,678	7,063	7,268
Accounting fees	8,634	7,669	13,597	38,968	7,039	65,341	9,450	11,284
Printing and filing fees	2,007	1,849	4,980	12,127	1,580	14,718	3,056	3,435
Compliance expense	3,229	3,229	3,229	3,229	3,229	3,229	3,229	3,229
Other	422	351	926	2,499	285	1,121	587	724

Total expenses	146,074	132,919	303,257	386,683	97,902	764,069	198,583	122,681

Net investment income (loss)	8,161	(94,353)	(111,759)	1,179,670	435,774	7,696,560	(132,095)	49,437

Realized/unrealized gain (loss) on investments, foreign currency contracts, and other foreign currency related transactions:
Net realized gain (loss) on:
Investments	68,715	(513,803)	3,051,461	(214,137)	(437,850)	(1,789,656)	2,270,469	2,061,079
Foreign currency related transactions	(1,313)	—	—	—	(11,372)	—	—	—
Change in unrealized appreciation (depreciation) on:
Investments	(2,838,250)	570,777	(5,993,259)	(11,500,961)	(1,148,321)	1,509,256	(2,005,718)	(4,674,939)
Foreign currency contracts	—	—	—	—	(64,040)	—	—	—
Other foreign currency related transactions	118	—	—	—	(658)	—	—	—

Net realized/unrealized gain (loss) on investments, foreign currency contracts, and other foreign currency related transactions	(2,770,730)	56,974	(2,941,798)	(11,715,098)	(1,662,241)	(280,400)	264,751	(2,613,860)

Change in net assets from operations	$(2,762,569)	$(37,379)	$(3,053,557)	$(10,535,428)	$(1,226,467)	$7,416,160	$132,656	$(2,564,423)

* Taxes withheld	$7,607	$352	$289	$—	$7,546	$—	$855	$3,103

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.

Statements of Operations	For the Six-Month Period Ended June 30, 2010 (Unaudited)

					Income	Target	Target
	Bristol	Bryton Growth	U.S. Equity	Balanced	Opportunity	VIP	Equity/Income	Bristol Growth
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

Investment income:
Interest	$4,755	$4,642	$410	$129,063	$694	$298	$314	$263
Dividends, net of taxes withheld*	1,065,289	90,150	123,415	110,875	69,854	234,850	255,619	75,056

Total investment income	1,070,044	94,792	123,825	239,938	70,548	235,148	255,933	75,319

Expenses:
Management fees	563,115	491,049	50,135	42,569	29,821	58,115	67,370	41,537
Custodian fees	5,832	4,733	1,161	751	5,850	2,554	1,835	2,194
Directors’ fees	7,988	6,503	731	710	405	1,066	1,227	565
Professional fees	10,474	9,609	6,264	6,258	6,086	6,453	6,556	6,173
Accounting fees	27,902	23,414	5,450	10,482	5,245	6,935	6,047	4,223
Printing and filing fees	11,428	9,394	1,013	1,039	608	1,490	1,761	805
Compliance expense	3,229	3,229	3,229	3,229	3,229	3,229	3,229	3,229
Other	2,177	1,719	227	203	103	325	380	160

Total expenses	632,145	549,650	68,210	65,241	51,347	80,167	88,405	58,886

Less expenses reduced or reimbursed by adviser	—	—	—	—	(1,858)	—	—	—

Net expenses	632,145	549,650	68,210	65,241	49,489	80,167	88,405	58,886

Net investment income (loss)	437,899	(454,858)	55,615	174,697	21,059	154,981	167,528	16,433

Realized/unrealized gain (loss) on investments, foreign currency related transactions, and written options:
Net realized gain (loss) on:
Investments	6,815,808	7,824,578	989,944	483,479	223,081	1,306,331	1,449,720	640,044
Foreign currency related transactions	—	—	—	25	10	—	—	—
Written options	—	—	—	—	253,468	—	—	—
Change in unrealized appreciation (depreciation) on:
Investments	(19,544,666)	(14,933,319)	(2,387,070)	(1,234,694)	(823,553)	(2,817,087)	(2,103,513)	(1,547,303)
Foreign currency related transactions	(333)	—	—	(16)	(3)	—	—	(18)
Written options	—	—	—	—	56,019	—	—	—

Net realized/unrealized gain (loss) on investments, foreign currency related transactions, and written options	(12,729,191)	(7,108,741)	(1,397,126)	(751,206)	(290,978)	(1,510,756)	(653,793)	(907,277)

Change in net assets from operations	$(12,291,292)	$(7,563,599)	$(1,341,511)	$(576,509)	$(269,919)	$(1,355,775)	$(486,265)	$(890,844)

* Taxes withheld	$2,595	$—	$1,320	$3,750	$973	$9,577	$—	$148

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.

 Statements of Changes in Net Assets

	Equity		Money Market		Bond		Omni
	Portfolio		Portfolio		Portfolio		Portfolio
	Six-Month		Six-Month		Six-Month		Six-Month
	Period Ended	Year Ended	Period Ended	Year Ended	Period Ended	Year Ended	Period Ended	Year Ended
	June 30, 2010	December 31,	June 30, 2010	December 31,	June 30, 2010	December 31,	June 30, 2010	December 31,
	(Unaudited)	2009	(Unaudited)	2009	(Unaudited)	2009	(Unaudited)	2009

Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$178,306	$526,976	$—	$—	$2,959,779	$6,041,762	$349,455	$819,132
Net realized gain (loss) on investments and foreign currency related transactions	(489,575)	(37,830,132)	—	—	258,657	(7,436,754)	1,653,213	(2,391,937)
Change in unrealized appreciation (depreciation) on investments	(23,012,722)	103,793,956	—	—	4,556,439	23,501,373	(3,474,487)	12,249,119

Change in net assets from operations	(23,323,991)	66,490,800	—	—	7,774,875	22,106,381	(1,471,819)	10,676,314

Distributions to shareholders:
Distributions from net investment income	—	(474,966)	—	—	—	—	—	(722,837)

Capital transactions:
Received from shares sold	13,424,017	24,521,613	177,428,435	417,820,442	32,118,754	46,255,877	1,963,136	3,952,680
Received from dividends reinvested	—	474,966	—	—	—	—	—	722,837
Paid for shares redeemed	(22,468,811)	(52,012,006)	(192,443,934)	(479,126,912)	(26,544,674)	(38,208,419)	(3,848,552)	(8,026,435)

Change in net assets from capital transactions	(9,044,794)	(27,015,427)	(15,015,499)	(61,306,470)	5,574,080	8,047,458	(1,885,416)	(3,350,918)

Change in net assets	(32,368,785)	39,000,407	(15,015,499)	(61,306,470)	13,348,955	30,153,839	(3,357,235)	6,602,559
Net Assets:
Beginning of period	226,510,690	187,510,283	341,243,200	402,549,670	137,912,309	107,758,470	41,517,375	34,914,816

End of period	$194,141,905	$226,510,690	$326,227,701	$341,243,200	$151,261,264	$137,912,309	$38,160,140	$41,517,375

Undistributed net investment income	$230,316	$52,010	$—	$—	$9,004,205	$6,044,426	$445,762	$96,307

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.

 Statements of Changes in Net Assets

	International		Capital Appreciation		Millennium		International Small-Mid
	Portfolio		Portfolio		Portfolio		Company Portfolio
	Six-Month		Six-Month		Six-Month		Six-Month
	Period Ended	Year Ended	Period Ended	Year Ended	Period Ended	Year Ended	Period Ended	Year Ended
	June 30, 2010	December 31,	June 30, 2010	December 31,	June 30, 2010	December 31,	June 30, 2010	December 31,
	(Unaudited)	2009	(Unaudited)	2009	(Unaudited)	2009	(Unaudited)	2009

Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$2,305,073	$2,731,612	$207,962	$1,532,304	$(395,870)	$(423,177)	$231,226	$273,586
Net realized gain (loss) on investments, foreign currency contracts, and other foreign currency related transactions	9,674,618	(40,222,432)	8,723,320	(21,856,408)	15,725,363	(3,066,143)	4,173,380	(1,297,839)
Change in unrealized appreciation (depreciation) on investments, foreign currency contracts, futures contracts, and other foreign currency related transactions	(34,992,627)	100,236,182	(15,164,424)	59,400,776	(18,395,962)	19,615,280	(11,928,247)	23,581,461

Change in net assets from operations	(23,012,936)	62,745,362	(6,233,142)	39,076,672	(3,066,469)	16,125,960	(7,523,641)	22,557,208

Distributions to shareholders:
Distributions from net investment income	—	—	—	(1,371,677)	—	—	—	—

Capital transactions:
Received from shares sold	18,994,994	20,610,913	7,549,971	13,406,834	17,064,127	74,284,850	5,567,324	16,188,203
Received from dividends reinvested	—	—	—	1,371,677	—	—	—	—
Paid for shares redeemed	(20,274,811)	(53,057,563)	(13,563,771)	(29,864,051)	(89,373,978)	(14,306,497)	(9,136,265)	(20,381,525)

Change in net assets from capital transactions	(1,279,817)	(32,446,650)	(6,013,800)	(15,085,540)	(72,309,851)	59,978,353	(3,568,941)	(4,193,322)

Change in net assets	(24,292,753)	30,298,712	(12,246,942)	22,619,455	(75,376,320)	76,104,313	(11,092,582)	18,363,886
Net Assets:
Beginning of period	210,046,330	179,747,618	126,254,199	103,634,744	110,309,961	34,205,648	71,064,270	52,700,384

End of period	$185,753,577	$210,046,330	$114,007,257	$126,254,199	$34,933,641	$110,309,961	$59,971,688	$71,064,270

Undistributed net investment income (Accumulated net investment loss)	$5,274,980	$1,339,628	$351,404	$156,600	$(395,870)	$—	$242,137	$79,256

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.

 Statements of Changes in Net Assets

	Aggressive Growth		Small Cap Growth		Mid Cap Opportunity		S&P 500® Index
	Portfolio		Portfolio		Portfolio		Portfolio
	Six-Month		Six-Month		Six-Month		Six-Month
	Period Ended	Year Ended	Period Ended	Year Ended	Period Ended	Year Ended	Period Ended	Year Ended
	June 30, 2010	December 31,	June 30, 2010	December 31,	June 30, 2010	December 31,	June 30, 2010	December 31,
	(Unaudited)	2009	(Unaudited)	2009	(Unaudited)	2009	(Unaudited)	2009

Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$8,161	$(50,630)	$(94,353)	$(130,618)	$(111,759)	$(191,871)	$1,179,670	$2,360,761
Net realized gain (loss) on investments and foreign currency related transactions	67,402	(757,700)	(513,803)	(1,455,200)	3,051,461	7,384,263	(214,137)	(937,053)
Change in unrealized appreciation (depreciation) on investments and foreign currency related transactions	(2,838,132)	8,725,649	570,777	8,483,045	(5,993,259)	14,668,798	(11,500,961)	31,621,689

Change in net assets from operations	(2,762,569)	7,917,319	(37,379)	6,897,227	(3,053,557)	21,861,190	(10,535,428)	33,045,397

Distributions to shareholders:
Distributions from net investment income	—	—	—	—	—	—	—	(2,047,655)

Capital transactions:
Received from shares sold	3,636,916	8,748,197	4,487,531	7,889,316	4,791,373	37,239,976	17,376,056	62,219,156
Received from dividends reinvested	—	—	—	—	—	—	—	2,047,655
Paid for shares redeemed	(5,013,581)	(7,473,737)	(4,864,022)	(5,207,938)	(7,765,609)	(75,207,718)	(22,403,375)	(40,764,928)

Change in net assets from capital transactions	(1,376,665)	1,274,460	(376,491)	2,681,378	(2,974,236)	(37,967,742)	(5,027,319)	23,501,883

Change in net assets	(4,139,234)	9,191,779	(413,870)	9,578,605	(6,027,793)	(16,106,552)	(15,562,747)	54,499,625
Net Assets:
Beginning of period	27,176,797	17,985,018	22,761,541	13,182,936	63,501,778	79,608,330	160,708,453	106,208,828

End of period	$23,037,563	$27,176,797	$22,347,671	$22,761,541	$57,473,985	$63,501,778	$145,145,706	$160,708,453

Undistributed net investment income (Accumulated net investment loss)	$73,739	$66,891	$(94,353)	$—	$(111,759)	$—	$1,491,696	$312,026

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.

 Statements of Changes in Net Assets

	Strategic Value		High Income Bond		Capital Growth		Nasdaq-100® Index
	Portfolio		Portfolio		Portfolio		Portfolio
	Six-Month		Six-Month		Six-Month		Six-Month
	Period Ended	Year Ended	Period Ended	Year Ended	Period Ended	Year Ended	Period Ended	Year Ended
	June 30, 2010	December 31,	June 30, 2010	December 31,	June 30, 2010	December 31,	June 30, 2010	December 31,
	(Unaudited)	2009	(Unaudited)	2009	(Unaudited)	2009	(Unaudited)	2009

Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$435,774	$628,487	$7,696,560	$10,467,379	$(132,095)	$4,676	$49,437	$67,713
Net realized gain (loss) on investments and foreign currency related transactions	(449,222)	(1,846,420)	(1,789,656)	(967,160)	2,270,469	(2,009,614)	2,061,079	232,855
Change in unrealized appreciation (depreciation) on investments, foreign currency contracts, and other foreign currency related transactions	(1,213,019)	3,343,973	1,509,256	34,205,835	(2,005,718)	11,786,408	(4,674,939)	15,353,126

Change in net assets from operations	(1,226,467)	2,126,040	7,416,160	43,706,054	132,656	9,781,470	(2,564,423)	15,653,694

Distributions to shareholders:
Distributions from net investment income	—	(553,534)	—	—	—	—	—	—

Capital transactions:
Received from shares sold	3,998,479	9,094,435	95,775,048	89,610,175	5,107,831	10,662,186	6,186,411	18,529,577
Received from dividends reinvested	—	553,534	—	—	—	—	—	—
Paid for shares redeemed	(2,551,847)	(4,802,105)	(31,956,159)	(44,752,454)	(6,036,403)	(10,743,788)	(12,373,192)	(14,683,834)

Change in net assets from capital transactions	1,446,632	4,845,864	63,818,889	44,857,721	(928,572)	(81,602)	(6,186,781)	3,845,743

Change in net assets	220,165	6,418,370	71,235,049	88,563,775	(795,916)	9,699,868	(8,751,204)	19,499,437
Net Assets:
Beginning of period	19,763,008	13,344,638	159,907,209	71,343,434	36,783,827	27,083,959	47,588,279	28,088,842

End of period	$19,983,173	$19,763,008	$231,142,258	$159,907,209	$35,987,911	$36,783,827	$38,837,075	$47,588,279

Undistributed net investment income (Accumulated net investment loss)	$461,921	$37,519	$18,163,939	$10,467,379	$(127,419)	$4,676	$118,453	$69,016

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.

 Statements of Changes in Net Assets

	Bristol		Bryton Growth		U.S. Equity		Balanced
	Portfolio		Portfolio		Portfolio		Portfolio
	Six-Month		Six-Month		Six-Month		Six-Month
	Period Ended	Year Ended	Period Ended	Year Ended	Period Ended	Year Ended	Period Ended	Year Ended
	June 30, 2010	December 31,	June 30, 2010	December 31,	June 30, 2010	December 31,	June 30, 2010	December 31,
	(Unaudited)	2009	(Unaudited)	2009	(Unaudited)	2009	(Unaudited)	2009

Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$437,899	$860,602	$(454,858)	$(522,143)	$55,615	$116,369	$174,697	$335,815
Net realized gain (loss) on investments and foreign currency related transactions	6,815,808	(2,496,475)	7,824,578	(3,579,256)	989,944	(657,934)	483,504	(190,781)
Change in unrealized appreciation (depreciation) on investments and foreign currency related transactions	(19,544,999)	35,271,355	(14,933,319)	30,818,101	(2,387,070)	2,721,449	(1,234,710)	2,509,467

Change in net assets from operations	(12,291,292)	33,635,482	(7,563,599)	26,716,702	(1,341,511)	2,179,884	(576,509)	2,654,501

Distributions to shareholders:
Distributions from net investment income	—	(753,303)	—	—	—	(97,286)	—	(289,620)

Capital transactions:
Received from shares sold	33,190,888	53,481,033	22,679,108	48,509,791	664,263	2,971,249	1,858,035	4,421,101
Received from dividends reinvested	—	753,303	—	—	—	97,286	—	289,620
Paid for shares redeemed	(15,073,615)	(25,861,068)	(21,374,650)	(20,811,898)	(2,375,281)	(3,541,722)	(2,237,505)	(3,118,826)

Change in net assets from capital transactions	18,117,273	28,373,268	1,304,458	27,697,893	(1,711,018)	(473,187)	(379,470)	1,591,895

Change in net assets	5,825,981	61,255,447	(6,259,141)	54,414,595	(3,052,529)	1,609,411	(955,979)	3,956,776
Net Assets:
Beginning of period	142,798,922	81,543,475	113,434,122	59,019,527	14,630,002	13,020,591	13,582,347	9,625,571

End of period	$148,624,903	$142,798,922	$107,174,981	$113,434,122	$11,577,473	$14,630,002	$12,626,368	$13,582,347

Undistributed net investment income (Accumulated net investment loss)	$545,270	$107,371	$(454,858)	$—	$74,698	$19,083	$220,908	$46,186

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.

 Statements of Changes in Net Assets

	Income Opportunity		Target VIP		Target Equity/Income		Bristol Growth
	Portfolio		Portfolio		Portfolio		Portfolio
	Six-Month		Six-Month		Six-Month		Six-Month
	Period Ended	Year Ended	Period Ended	Year Ended	Period Ended	Year Ended	Period Ended	Year Ended
	June 30, 2010	December 31,	June 30, 2010	December 31,	June 30, 2010	December 31,	June 30, 2010	December 31,
	(Unaudited)	2009	(Unaudited)	2009	(Unaudited)	2009	(Unaudited)	2009

Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$21,059	$21,601	$154,981	$285,899	$167,528	$454,499	$16,433	$19,268
Net realized gain (loss) on investments, foreign currency related transactions, and written options	476,559	(290,802)	1,306,331	(11,189,698)	1,449,720	(17,723,261)	640,044	(87,067)
Change in unrealized appreciation (depreciation) on investments, foreign currency related transactions, and written options	(767,537)	1,096,735	(2,817,087)	13,803,902	(2,103,513)	19,904,558	(1,547,321)	2,664,053

Change in net assets from operations	(269,919)	827,534	(1,355,775)	2,900,103	(486,265)	2,635,796	(890,844)	2,596,254

Distributions to shareholders:
Distributions from net investment income	—	—	—	(253,696)	—	(416,144)	—	—

Capital transactions:
Received from shares sold	1,774,736	3,291,911	1,248,513	6,226,014	3,180,029	6,217,680	62,383,896	4,010,986
Received from dividends reinvested	—	—	—	253,696	—	416,144	—	—
Paid for shares redeemed	(685,152)	(1,941,532)	(2,857,078)	(6,742,319)	(4,210,073)	(10,314,027)	(5,744,870)	(953,320)

Change in net assets from capital transactions	1,089,584	1,350,379	(1,608,565)	(262,609)	(1,030,044)	(3,680,203)	56,639,026	3,057,666

Change in net assets	819,665	2,177,913	(2,964,340)	2,383,798	(1,516,309)	(1,460,551)	55,748,182	5,653,920
Net Assets:
Beginning of period	6,691,448	4,513,535	20,580,998	18,197,200	22,616,681	24,077,232	10,497,575	4,843,655

End of period	$7,511,113	$6,691,448	$17,616,658	$20,580,998	$21,100,372	$22,616,681	$66,245,757	$10,497,575

Undistributed net investment income	$41,109	$20,040	$187,180	$32,199	$205,883	$38,355	$35,707	$19,274

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.

 Financial Highlights

	Equity Portfolio						Money Market Portfolio
	Six-Month						Six-Month
	Period Ended						Period Ended
	June 30, 2010		Years Ended December 31,				June 30, 2010		Years Ended December 31,
	(Unaudited)		2009	2008	2007	2006	(Unaudited)		2009	2008	2007	2006

Selected Per-Share Data:
Net asset value, beginning of period	$18.31		$13.19	$29.65	$31.52	$29.55	$10.00		$10.00	$10.00	$10.00	$10.00
Operations:
Net investment income (loss)	0.02		0.05	0.22	0.02	(0.01)	—		—	0.17	0.48	0.47
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	(2.05)		5.11	(16.48)	(1.88)	1.98	—		—	—	—	—

Total from operations	(2.03)		5.16	(16.26)	(1.86)	1.97	—		—	0.17	0.48	0.47

Distributions:
Distributions from net investment income	—		(0.04)	(0.20)	(0.01)	—	—		—	(0.17)	(0.48)	(0.47)

Net asset value, end of period	$16.28		$18.31	$13.19	$29.65	$31.52	$10.00		$10.00	$10.00	$10.00	$10.00

Total return	–11.09	%(b)	39.11%	–54.81%	–5.89%	6.67%	0.00	%(b)	0.00%	1.77%	4.92%	4.79%
Ratios and supplemental data:
Net assets at end of period (millions)	$194.1		$226.5	$187.5	$505.1	$550.1	$326.2		$341.2	$402.5	$336.2	$254.4
Ratios to average net assets:
Ratios net of expenses reduced or reimbursed by adviser:
Expenses	0.87	%(a)	0.88%	0.84%	0.84%	0.86%	0.15	%(a)	0.19%	0.32%	0.31%	0.32%
Net investment income (loss)	0.16	%(a)	0.27%	0.89%	0.05%	–0.04%	0.00	%(a)	0.00%	1.72%	4.79%	4.72%
Ratios assuming no expenses reduced or reimbursed by adviser:
Expenses	0.87	%(a)	0.88%	0.84%	0.84%	0.86%	0.35	%(a)	0.36%	0.35%	0.32%	0.35%
Net investment income (loss)	0.16	%(a)	0.27%	0.89%	0.05%	–0.04%	–0.20	%(a)	–0.17%	1.68%	4.77%	4.70%
Portfolio turnover rate	19%		24%	39%	23%	13%	0%		0%	0%	0%	0%

(a)	Annualized.

(b)	Not annualized.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.

 Financial Highlights

	Bond Portfolio						Omni Portfolio
	Six-Month						Six-Month
	Period Ended						Period Ended
	June 30, 2010		Years Ended December 31,				June 30, 2010		Years Ended December 31,
	(Unaudited)		2009	2008	2007	2006	(Unaudited)		2009	2008	2007	2006

Selected Per-Share Data:
Net asset value, beginning of period	$12.25		$10.13	$11.44	$11.03	$10.96	$14.42		$11.02	$16.60	$15.79	$14.11
Operations:
Net investment income (loss)	0.23		0.49	1.04	0.58	0.55 (a)	0.13		0.29	0.40	0.34	0.27
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	0.44		1.63	(2.35)	(0.17)	(0.06)	(0.69)		3.36	(5.63)	0.76	1.61

Total from operations	0.67		2.12	(1.31)	0.41	0.49	(0.56)		3.65	(5.23)	1.10	1.88

Distributions:
Distributions from net investment income	—		—	—	—	(0.42)	—		(0.25)	(0.35)	(0.29)	(0.20)

Net asset value, end of period	$12.92		$12.25	$10.13	$11.44	$11.03	$13.86		$14.42	$11.02	$16.60	$15.79

Total return	5.47	%(c)	20.93%	–11.45%	3.72%	4.44%	–3.88	%(c)	33.15%	–31.46%	6.99%	13.32%
Ratios and supplemental data:
Net assets at end of period (millions)	$151.3		$137.9	$107.8	$177.7	$171.1	$38.2		$41.5	$34.9	$61.8	$67.1
Ratios to average net assets:
Expenses	0.67	%(b)	0.69%	0.66%	0.63%	0.65%	0.77	%(b)	0.79%	0.74%	0.71%	0.71%
Net investment income (loss)	4.09	%(b)	5.06%	5.35%	4.99%	4.99%	1.70	%(b)	2.18%	2.43%	1.85%	1.69%
Portfolio turnover rate	2%		27%	15%	13%	25%	85%		157%	128%	143%	178%

(a)	Calculated using the average daily shares method.

(b)	Annualized.

(c)	Not annualized.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.

 Financial Highlights

	International Portfolio						Capital Appreciation Portfolio
	Six-Month						Six-Month
	Period Ended						Period Ended
	June 30, 2010		Years Ended December 31,				June 30, 2010		Years Ended December 31,
	(Unaudited)		2009	2008	2007	2006	(Unaudited)		2009	2008	2007	2006

Selected Per-Share Data:
Net asset value, beginning of period	$10.45		$7.56	$14.02	$12.81	$10.76	$17.45		$12.35	$20.45	$19.79	$17.08
Operations:
Net investment income (loss)	0.12		0.14	0.13	0.09	0.05	0.03		0.22	0.14	0.11	0.12
Net realized and unrealized gain (loss) on investments, foreign currency contracts, futures contracts, and other foreign currency related transactions	(1.29)		2.75	(6.59)	1.12	2.02	(0.97)		5.07	(8.12)	0.65	2.68

Total from operations	(1.17)		2.89	(6.46)	1.21	2.07	(0.94)		5.29	(7.98)	0.76	2.80

Distributions:
Distributions from net investment income	—		—	—	—	(0.02)	—		(0.19)	(0.12)	(0.10)	(0.09)

Net asset value, end of period	$9.28		$10.45	$7.56	$14.02	$12.81	$16.51		$17.45	$12.35	$20.45	$19.79

Total return	–11.20	%(b)	38.23%	–46.08%	9.45%	19.23%	–5.39	%(b)	42.84%	–39.01%	3.82%	16.37%
Ratios and supplemental data:
Net assets at end of period (millions)	$185.8		$210.0	$179.7	$389.2	$333.0	$114.0		$126.3	$103.6	$197.6	$222.5
Ratios to average net assets:
Expenses	1.02	%(a)	1.07%	0.91%	0.99%	1.03%	0.89	%(a)	0.90%	0.87%	0.84%	0.85%
Net investment income (loss)	2.31	%(a)	1.47%	1.03%	0.66%	0.58%	0.33	%(a)	1.38%	0.71%	0.46%	0.64%
Portfolio turnover rate	30%		168%	214%	123%	72%	38%		84%	79%	69%	80%

(a)	Annualized.

(b)	Not annualized.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.

 Financial Highlights

	Millennium Portfolio						International Small-Mid Company Portfolio
	Six-Month						Six-Month
	Period Ended						Period Ended
	June 30, 2010		Years Ended December 31,				June 30, 2010		Years Ended December 31,
	(Unaudited)		2009	2008	2007	2006	(Unaudited)		2009	2008	2007	2006

Selected Per-Share Data:
Net asset value, beginning of period	$17.45		$14.44	$25.13	$19.94	$18.57	$19.41		$13.29	$27.29	$23.23	$18.87
Operations:
Net investment income (loss)	(0.19)		(0.07)	(0.16)	(0.16)	(0.13)	0.07		0.07	0.08	0.07	(0.01)
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	(0.26)		3.08	(10.53)	5.35	1.50	(2.16)		6.05	(14.08)	3.99	4.98

Total from operations	(0.45)		3.01	(10.69)	5.19	1.37	(2.09)		6.12	(14.00)	4.06	4.97

Distributions:
Distributions from net investment income	—		—	—	—	—	—		—	—	—	(0.03)
Distributions of net realized capital gains	—		—	—	—	—	—		—	—	—	(0.58)

Total distributions	—		—	—	—	—	—		—	—	—	(0.61)

Net asset value, end of period	$17.00		$17.45	$14.44	$25.13	$19.94	$17.32		$19.41	$13.29	$27.29	$23.23

Total return	–2.58	%(b)	20.84%	–42.54%	26.03%	7.38%	–10.77	%(b)	46.05%	–51.30%	17.48%	26.35%
Ratios and supplemental data:
Net assets at end of period (millions)	$34.9		$110.3	$34.2	$71.1	$62.6	$60.0		$71.1	$52.7	$113.0	$75.4
Ratios to average net assets:
Expenses	0.90	%(a)	0.93%	0.92%	0.89%	0.89%	1.26	%(a)	1.28%	1.19%	1.29%	1.34%
Net investment income (loss)	–0.69	%(a)	–0.67%	–0.70%	–0.70%	–0.59%	0.68	%(a)	0.47%	0.36%	0.27%	–0.01%
Portfolio turnover rate	144%		248%	224%	156%	219%	39%		125%	75%	53%	69%

(a)	Annualized.

(b)	Not annualized.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.

 Financial Highlights

	Aggressive Growth Portfolio						Small Cap Growth Portfolio
	Six-Month						Six-Month
	Period Ended						Period Ended
	June 30, 2010		Years Ended December 31,				June 30, 2010		Years Ended December 31,
	(Unaudited)		2009	2008	2007	2006	(Unaudited)		2009	2008	2007	2006

Selected Per-Share Data:
Net asset value, beginning of period	$7.43		$5.21	$9.25	$7.14	$6.75	$9.89		$6.56	$12.54	$10.94	$8.71
Operations:
Net investment income (loss)	—		(0.02)	(0.01)	0.02	0.02	(0.04)		(0.06)	(0.08)	(0.09)	(0.09)
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	(0.76)		2.24	(4.03)	2.09	0.37	0.03		3.39	(5.90)	1.69	2.32

Total from operations	(0.76)		2.22	(4.04)	2.11	0.39	(0.01)		3.33	(5.98)	1.60	2.23

Net asset value, end of period	$6.67		$7.43	$5.21	$9.25	$7.14	$9.88		$9.89	$6.56	$12.54	$10.94

Total return	–10.23	%(b)	42.61%	–43.68%	29.55%	5.78%	–0.10	%(b)	50.76%	–47.69%	14.63%	25.60%
Ratios and supplemental data:
Net assets at end of period (millions)	$23.0		$27.2	$18.0	$28.8	$17.8	$22.3		$22.8	$13.2	$27.0	$20.8
Ratios to average net assets:
Expenses	1.09	%(a)	1.04%	0.98%	0.97%	1.06%	1.12	%(a)	1.21%	1.18%	1.15%	1.16%
Net investment income (loss)	0.06	%(a)	–0.23%	–0.04%	0.34%	0.22%	–0.80	%(a)	–0.77%	–0.84%	–0.77%	–0.92%
Portfolio turnover rate	18%		28%	43%	29%	105%	24%		50%	37%	74%	93%

(a)	Annualized.

(b)	Not annualized.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.

 Financial Highlights

	Mid Cap Opportunity Portfolio						S&P 500® Index Portfolio
	Six-Month						Six-Month
	Period Ended						Period Ended
	June 30, 2010		Years Ended December 31,				June 30, 2010		Years Ended December 31,
	(Unaudited)		2009	2008	2007	2006	(Unaudited)		2009	2008	2007	2006

Selected Per-Share Data:
Net asset value, beginning of period	$15.41		$10.96	$22.50	$19.09	$17.40	$11.69		$9.41	$15.36	$14.82	$12.99
Operations:
Net investment income (loss)	(0.03)		(0.05)	(0.07)	(0.09)	(0.09)	0.09		0.17	0.24	0.24	0.22
Net realized and unrealized gain (loss) on investments	(0.77)		4.50	(11.47)	3.50	1.78	(0.89)		2.26	(5.98)	0.51	1.77

Total from operations	(0.80)		4.45	(11.54)	3.41	1.69	(0.80)		2.43	(5.74)	0.75	1.99

Distributions:
Distributions from net investment income	—		—	—	—	—	—		(0.15)	(0.21)	(0.21)	(0.16)

Net asset value, end of period	$14.61		$15.41	$10.96	$22.50	$19.09	$10.89		$11.69	$9.41	$15.36	$14.82

Total return	–5.19	%(b)	40.60%	–51.29%	17.86%	9.71%	–6.84	%(b)	25.83%	–37.30%	5.06%	15.30%
Ratios and supplemental data:
Net assets at end of period (millions)	$57.5		$63.5	$79.6	$115.4	$86.6	$145.1		$160.7	$106.2	$179.4	$182.1
Ratios to average net assets:
Expenses	0.97	%(a)	0.97%	0.94%	0.93%	0.94%	0.49	%(a)	0.51%	0.48%	0.45%	0.47%
Net investment income (loss)	–0.36	%(a)	–0.27%	–0.53%	–0.45%	–0.45%	1.48	%(a)	1.85%	1.85%	1.50%	1.45%
Portfolio turnover rate	28%		276%	297%	267%	209%	4%		21%	12%	7%	7%

(a)	Annualized.

(b)	Not annualized.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.

 Financial Highlights

	Strategic Value Portfolio						High Income Bond Portfolio
	Six-Month						Six-Month
	Period Ended						Period Ended
	June 30, 2010		Years Ended December 31,				June 30, 2010		Years Ended December 31,
	(Unaudited)		2009	2008	2007	2006	(Unaudited)		2009	2008	2007	2006

Selected Per-Share Data:
Net asset value, beginning of period	$8.64		$7.97	$11.81	$13.10	$11.36	$10.79		$7.21	$9.68	$9.35	$8.49
Operations:
Net investment income (loss)	0.18		0.27	0.56	0.17	0.16	0.46	(a)	0.46	0.68	0.59	0.47
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	(0.69)		0.65	(3.91)	(1.31)	1.70	—		3.12	(3.15)	(0.26)	0.39

Total from operations	(0.51)		0.92	(3.35)	(1.14)	1.86	0.46		3.58	(2.47)	0.33	0.86

Distributions:
Distributions from net investment income	—		(0.25)	(0.49)	(0.15)	(0.12)	—		—	—	—	0.00

Net asset value, end of period	$8.13		$8.64	$7.97	$11.81	$13.10	$11.25		$10.79	$7.21	$9.68	$9.35

Total return	–5.90	%(c)	11.52%	–28.27%	–8.74%	16.35%	4.26	%(c)	49.65%	–25.52%	3.53%	10.13%
Ratios and supplemental data:
Net assets at end of period (millions)	$20.0		$19.8	$13.3	$28.4	$34.8	$231.1		$159.9	$71.3	$89.0	$74.3
Ratios to average net assets:
Expenses	0.96	%(b)	1.02%	0.96%	0.87%	0.88%	0.83	%(b)	0.88%	0.88%	0.87%	0.91%
Net investment income (loss)	4.29	%(b)	4.31%	4.68%	1.18%	1.38%	8.39	%(b)	9.14%	8.77%	7.05%	7.12%
Portfolio turnover rate	14%		42%	162%	63%	65%	16%		20%	18%	32%	32%

(a)	Calculated using the average daily shares method.

(b)	Annualized.

(c)	Not annualized.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.

 Financial Highlights

	Capital Growth Portfolio						Nasdaq-100® Index Portfolio
	Six-Month						Six-Month
	Period Ended						Period Ended
	June 30, 2010		Years Ended December 31,				June 30, 2010		Years Ended December 31,
	(Unaudited)		2009	2008	2007	2006	(Unaudited)		2009	2008	2007	2006

Selected Per-Share Data:
Net asset value, beginning of period	$20.29		$15.00	$23.57	$21.19	$17.64	$4.78		$3.11	$5.36	$4.52	$4.24
Operations:
Net investment income (loss)	(0.07)		—	(0.12)	(0.16)	(0.16)	0.01		0.01	—	—	—
Net realized and unrealized gain (loss) on investments	0.11		5.29	(8.45)	2.54	3.71	(0.31)		1.66	(2.25)	0.84	0.28

Total from operations	0.04		5.29	(8.57)	2.38	3.55	(0.30)		1.67	(2.25)	0.84	0.28

Net asset value, end of period	$20.33		$20.29	$15.00	$23.57	$21.19	$4.48		$4.78	$3.11	$5.36	$4.52

Total return	0.20	%(b)	35.27%	–36.36%	11.23%	20.12%	–6.28	%(b)	53.70%	–41.98%	18.58%	6.60%
Ratios and supplemental data:
Net assets at end of period (millions)	$36.0		$36.8	$27.1	$38.2	$32.9	$38.8		$47.6	$28.1	$48.6	$45.7
Ratios to average net assets:
Expenses	1.04	%(a)	1.07%	1.04%	1.02%	1.03%	0.54	%(a)	0.56%	0.54%	0.51%	0.53%
Net investment income (loss)	–0.69	%(a)	0.02%	–0.66%	–0.70%	–0.81%	0.22	%(a)	0.19%	0.01%	–0.01%	0.00%
Portfolio turnover rate	25%		67%	63%	63%	69%	4%		29%	27%	13%	36%

(a)	Annualized.

(b)	Not annualized.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.

 Financial Highlights

	Bristol Portfolio						Bryton Growth Portfolio
	Six-Month						Six-Month
	Period Ended						Period Ended
	June 30, 2010		Years Ended December 31,				June 30, 2010		Years Ended December 31,
	(Unaudited)		2009	2008	2007	2006	(Unaudited)		2009	2008	2007	2006

Selected Per-Share Data:
Net asset value, beginning of period	$11.12		$8.23	$14.02	$13.08	$11.27	$10.94		$8.06	$13.33	$12.13	$10.46
Operations:
Net investment income (loss)	0.03		0.06	0.11	0.08	0.04	(0.04)		(0.05)	(0.05)	(0.05)	(0.03)
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	(0.94)		2.89	(5.80)	0.93	1.81	(0.64)		2.93	(5.22)	1.25	1.78

Total from operations	(0.91)		2.95	(5.69)	1.01	1.85	(0.68)		2.88	(5.27)	1.20	1.75

Distributions:
Distributions from net investment income	—		(0.06)	(0.10)	(0.07)	(0.04)	—		—	—	—	(0.08)

Net asset value, end of period	$10.21		$11.12	$8.23	$14.02	$13.08	$10.26		$10.94	$8.06	$13.33	$12.13

Total return	–8.18	%(b)	35.83%	–40.54%	7.75%	16.42%	–6.22	%(b)	35.73%	–39.53%	9.89%	16.74%
Ratios and supplemental data:
Net assets at end of period (millions)	$148.6		$142.8	$81.5	$97.1	$62.4	$107.2		$113.4	$59.0	$65.2	$29.3
Ratios to average net assets:
Expenses	0.86	%(a)	0.89%	0.90%	0.89%	0.92%	0.93	%(a)	0.96%	0.96%	0.96%	1.04%
Net investment income (loss)	0.60	%(a)	0.79%	1.13%	0.69%	0.56%	–0.77	%(a)	–0.64%	–0.62%	–0.54%	–0.67%
Portfolio turnover rate	120%		223%	184%	176%	216%	61%		82%	54%	55%	99%

(a)	Annualized.

(b)	Not annualized.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.

 Financial Highlights

	U.S. Equity Portfolio						Balanced Portfolio
	Six-Month						Six-Month
	Period Ended						Period Ended
	June 30, 2010		Years Ended December 31,				June 30, 2010		Years Ended December 31,
	(Unaudited)		2009	2008	2007	2006	(Unaudited)		2009	2008	2007	2006

Selected Per-Share Data:
Net asset value, beginning of period	$9.16		$7.91	$15.45	$13.70	$12.73	$13.13		$10.74	$14.70	$13.09	$11.70
Operations:
Net investment income (loss)	0.04		0.07	0.14	0.06	0.05	0.18		0.29	0.25	0.20	0.17
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	(1.01)		1.24	(7.56)	1.74	0.96	(0.73)		2.39	(4.21)	1.41	1.37

Total from operations	(0.97)		1.31	(7.42)	1.80	1.01	(0.55)		2.68	(3.96)	1.61	1.54

Distributions:
Distributions from net investment income	—		(0.06)	(0.12)	(0.05)	(0.04)	—		(0.29)	—	—	(0.15)

Net asset value, end of period	$8.19		$9.16	$7.91	$15.45	$13.70	$12.58		$13.13	$10.74	$14.70	$13.09

Total return	–10.59	%(b)	16.57%	–47.98%	13.17%	7.93%	–4.19	%(b)	24.92%	–26.94%	12.30%	13.12%
Ratios and supplemental data:
Net assets at end of period (millions)	$11.6		$14.6	$13.0	$24.8	$21.7	$12.6		$13.6	$9.6	$11.0	$7.6
Ratios to average net assets:
Expenses	1.02	%(a)	1.04%	0.96%	0.91%	0.96%	1.00	%(a)	1.08%	1.09%	1.13%	1.31%
Net investment income (loss)	0.83	%(a)	0.90%	1.19%	0.41%	0.47%	2.67	%(a)	2.99%	2.29%	1.77%	1.95%
Portfolio turnover rate	63%		173%	216%	128%	139%	35%		72%	80%	81%	105%

(a)	Annualized.

(b)	Not annualized.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.

 Financial Highlights

	Income Opportunity Portfolio						Target VIP Portfolio
	Six-Month						Six-Month
	Period Ended						Period Ended
	June 30, 2010		Years Ended December 31,				June 30, 2010		Years Ended December 31,
	(Unaudited)		2009	2008	2007	2006	(Unaudited)		2009	2008	2007	2006

Selected Per-Share Data:
Net asset value, beginning of period	$11.19		$9.89	$12.49	$11.53	$11.07	$7.72		$6.81	$12.23	$11.23	$10.14
Operations:
Net investment income (loss)	0.03		0.01	0.10	0.00	0.01	0.06		0.11	0.12	0.09	0.02
Net realized and unrealized gain (loss) on investments, foreign currency related transactions, and written options	(0.41)		1.29	(2.70)	0.96	0.45	(0.62)		0.90	(5.42)	1.00	1.07

Total from operations	(0.38)		1.30	(2.60)	0.96	0.46	(0.56)		1.01	(5.30)	1.09	1.09

Distributions:
Distributions from net investment income	—		—	—	—	—	—		(0.10)	(0.12)	(0.09)	—

Net asset value, end of period	$10.81		$11.19	$9.89	$12.49	$11.53	$7.16		$7.72	$6.81	$12.23	$11.23

Total return	–3.40	%(b)	13.14%	–20.82%	8.33%	4.16%	–7.25	%(b)	14.77%	–43.34%	9.74%	10.76%
Ratios and supplemental data:
Net assets at end of period (millions)	$7.5		$6.7	$4.5	$5.2	$5.7	$17.6		$20.6	$18.2	$23.1	$10.6
Ratios to average net assets:
Ratios net of expenses reduced or reimbursed by adviser:
Expenses	1.33	%(a)	1.56%	1.62%	1.46%	1.52%	0.83	%(a)	0.83%	0.80%	0.83%	1.26%
Net investment income (loss)	0.57	%(a)	0.40%	0.98%	–0.04%	0.12%	1.60	%(a)	1.53%	1.45%	1.22%	0.53%
Ratios assuming no expenses reduced or reimbursed by adviser:
Expenses	1.38	%(a)	1.56%	1.62%	1.46%	1.52%	0.83	%(a)	0.83%	0.80%	0.83%	1.30%
Net investment income (loss)	0.52	%(a)	0.40%	0.98%	–0.04%	0.12%	1.60	%(a)	1.53%	1.45%	1.22%	0.48%
Portfolio turnover rate	58%		200%	203%	159%	140%	91%		91%	79%	52%	24%

(a)	Annualized.

(b)	Not annualized.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.

 Financial Highlights

	Target Equity/Income Portfolio						Bristol Growth Portfolio
	Six-Month						Six-Month
	Period Ended						Period Ended				Period from
	June 30, 2010		Years Ended December 31,				June 30, 2010		Years Ended December 31,		May 1, 2007* to
	(Unaudited)		2009	2008	2007	2006	(Unaudited)		2009	2008	December 31, 2007

Selected Per-Share Data:
Net asset value, beginning of period	$7.07		$6.41	$12.00	$11.01	$10.13	$8.75		$6.15	$10.35	$10.00
Operations:
Net investment income (loss)	0.06		0.15	0.19	0.16	0.08	0.01	(a)	0.01	0.01	0.01
Net realized and unrealized gain (loss) on investments	(0.23)		0.64	(5.61)	0.99	0.87	(0.76)		2.59	(4.21)	0.34

Total from operations	(0.17)		0.79	(5.42)	1.15	0.95	(0.75)		2.60	(4.20)	0.35

Distributions:
Distributions from net investment income	—		(0.13)	(0.17)	(0.16)	(0.07)	—		—	—	—

Net asset value, end of period	$6.90		$7.07	$6.41	$12.00	$11.01	$8.00		$8.75	$6.15	$10.35

Total return	–2.40	%(c)	12.33%	–45.07%	10.42%	9.36%	–8.57	%(c)	42.28%	–40.58%	3.50	%(b)
Ratios and supplemental data:
Net assets at end of period (millions)	$21.1		$22.6	$24.1	$40.4	$20.9	$66.2		$10.5	$4.8	$7.3
Ratios to average net assets:
Expenses	0.79	%(b)	0.79%	0.74%	0.73%	0.88%	1.13	%(b)	1.29%	1.26%	1.30	%(a)
Net investment income (loss)	1.49	%(b)	2.03%	2.05%	1.83%	1.28%	0.32	%(b)	0.26%	0.18%	0.10	%(a)
Portfolio turnover rate	90%		95%	105%	54%	52%	118%		218%	175%	107%

(a)	Calculated using the average daily shares method.

(b)	Annualized.

(c)	Not annualized.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.

Notes to Financial Statements	June 30, 2010 (Unaudited)

(1)	Organization

Ohio National Fund, Inc. (the “Fund”) is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund consists of twenty four separate investment portfolios (the “Portfolios”) that seek the following objectives and strategies:

■	Equity Portfolio — Long-term growth of capital by investing at least 80% of its assets in other equity securities.

■	Money Market Portfolio — Maximum current income consistent with preservation of capital and liquidity by investing in high quality money market instruments.

■	Bond Portfolio — High level of income and opportunity for capital appreciation consistent with preservation of capital by investing primarily in intermediate-term and long-term fixed income securities.

■	Omni Portfolio — High level of long-term total return consistent with preservation of capital by investing in stocks, bonds, and money market instruments.

■	International Portfolio — Total return on assets by investing at least 80% of its assets in securities of foreign companies.

■	Capital Appreciation Portfolio — Long term capital growth by investing primarily in common stocks of established companies with either current or emerging earnings growth not fully appreciated or recognized by the market.

■	Millennium Portfolio — Maximum capital growth by investing primarily in common stocks of small sized companies.

■	International Small-Mid Company Portfolio — Long-term growth of capital by investing at least 80% of its assets in equity securities of foreign small and mid-cap companies.

■	Aggressive Growth Portfolio — Long-term capital growth by investing primarily in domestic and foreign equity securities selected for growth potential.

■	Small Cap Growth Portfolio — Long-term capital appreciation by investing at least 80% of its net assets in stocks of small companies.

■	Mid Cap Opportunity Portfolio — Long-term total return by investing at least 80% of its net assets in equity securities of mid-cap companies that are strategically positioned for long-term growth.

■	S&P 500® Index Portfolio — Total return that approximates the total return of the Standard & Poor’s 500® Index, at a risk level consistent with that of the S&P 500® Index.

■	Strategic Value Portfolio — Growth of capital and income by investing primarily in securities of high dividend yielding, undervalued stocks with dividend growth potential.

■	High Income Bond Portfolio — High current income by investing at least 80% of its net assets in lower rated corporate debt obligations commonly referred to as “junk bonds”. The Portfolio’s investments are generally rated Baa or lower by Moody’s, or BBB or lower by Standard & Poor’s or Fitch.

■	Capital Growth Portfolio — Long-term capital appreciation by investing in and actively managing equity securities of small cap growth companies.

■	Nasdaq-100® Index Portfolio — Long-term growth of capital by investing primarily in stocks that are included in the Nasdaq-100® Index. Unlike the other Portfolios of the Fund, the Nasdaq-100® Index Portfolio is a non-diversified portfolio for purposes of Section 5 (b) of the 1940 Act.

■	Bristol Portfolio — Long-term growth of capital by investing primarily in common stocks of the 1,000 largest publicly traded U.S. companies in terms of market capitalization.

■	Bryton Growth Portfolio — Long-term growth of capital by investing primarily in common stocks of growth-oriented U.S. companies smaller than the 500 largest publicly traded U.S. companies in terms of market capitalization.

■	U.S. Equity Portfolio — Capital appreciation with a secondary objective of capital preservation to provide long term growth by investing at least 80% of its net assets in equity securities traded in the U.S. within under-priced sectors and industries.

(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2010 (Unaudited)

■	Balanced Portfolio — Capital appreciation and income by investing normally up to 75% of its assets in equity securities within under-priced sectors and industries while maintaining a minimum of 25% of its assets in fixed income securities.

■	Income Opportunity Portfolio — Modest capital appreciation and maximization of realized gains by investing in equity securities traded in the U.S.

■	Target VIP Portfolio — Above average total return by investing in the common stocks of companies which are identified by a model that applies separate uniquely specialized strategies.

■	Target Equity/Income Portfolio — Above average total return by adhering to a disciplined, quantitative investment process that incorporates two distinct strategy methodologies.

■	Bristol Growth Portfolio — Long-term growth of capital by investing primarily in common stocks of the 1,000 largest publicly traded U.S. companies in terms of market capitalization.

Additional detail regarding portfolio-specific objectives, policies, and investment strategies is provided in the prospectus and Statement of Additional Information of Ohio National Fund, Inc. There are no assurances these objectives will be met. Each Portfolio, except the Nasdaq-100® Index Portfolio, is classified as diversified for purposes of Section 5 (b) of the 1940 Act.

At present, the Fund sells its shares only to separate accounts of The Ohio National Life Insurance Company (“ONLIC”), Ohio National Life Assurance Corporation (“ONLAC”), and National Security Life and Annuity Company (“NSLA”) to support certain benefits under variable contracts issued by those entities. In the future, Fund shares may be used for other purposes but, unless there is a change in applicable law, they will not be sold directly to the public.

Interest in each Portfolio is represented by a separate class of the Fund’s capital stock, par value $1. Each share of a Portfolio participates equally in the Portfolio’s dividends, distributions, net assets, and voting matters.

The Fund is authorized to issue 350 million of its capital shares. These authorized shares have been allocated to specific Portfolios of the Fund as follows:

Portfolio	Authorized Shares

Equity	25,000,000
Money Market	55,000,000
Bond	20,000,000
Omni	5,000,000
International	34,000,000
Capital Appreciation	15,000,000
Millennium	10,000,000
International Small-Mid Company	10,000,000
Aggressive Growth	10,000,000
Small Cap Growth	5,000,000
Mid Cap Opportunity	10,000,000
S&P 500® Index	23,000,000

Portfolio	Authorized Shares

Strategic Value	5,000,000
High Income Bond	25,000,000
Capital Growth	5,000,000
Nasdaq-100® Index	20,000,000
Bristol	25,000,000
Bryton Growth	20,000,000
U.S. Equity	5,000,000
Balanced	3,000,000
Income Opportunity	3,000,000
Target VIP	5,000,000
Target Equity/Income	7,000,000
Bristol Growth	5,000,000

The Fund’s Board of Directors (the “Board”) periodically reallocates authorized shares among the Portfolios of the Fund as deemed necessary.

Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the risk of loss to the Fund is expected to be remote.

(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2010 (Unaudited)

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements:

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

Investments are valued using pricing procedures approved by the Board.

Investments in the Money Market Portfolio are valued at amortized cost in accordance with Rule 2a-7 of the 1940 Act. In all Portfolios of the Fund, fixed income instruments that mature in sixty days or less are consistently valued at amortized cost. Amortized cost valuation involves valuing a security at its cost initially and thereafter amortizing to maturity any discounts or premiums on the level-yield method, regardless of the impact of fluctuating market interest rates on the value of the security. In these instances, amortized cost approximates fair value.

Investments, other than those securities aforementioned, are valued as follows:

Domestic equity securities that are traded on U.S. exchanges, with the exception of options, are valued at the last trade price reported by the primary exchange of each security (4:00 pm Eastern Time for normal trading sessions). Option securities are currently valued on a composite close price basis. Over-the-counter domestic equity securities are valued at the last trade price reported daily as of 4:00 pm Eastern Time (normal trading sessions). Over-the-counter traded ADRs may be valued at an evaluated price based on the value of the underlying securities. If a domestic equity security is not traded on a particular day, the mean between the bid and ask prices reported at 4:00 pm Eastern Time (normal trading sessions) by the primary exchange will generally be used for valuation purposes. The principal sources for market quotations are independent national pricing services that have been approved by the Board.

Fixed income securities that have a remaining maturity exceeding sixty days are generally valued at the mean between the daily close bid and ask prices, as provided by independent pricing services approved by the Board.

Shares of open-end mutual funds are valued at each fund’s last calculated net asset value per share.

Repurchase agreements are valued at amortized cost, which approximates fair value.

Restricted securities, illiquid securities, or other investments for which market quotations are not readily available are valued at an estimate of value using methods determined in good faith by the Fund’s Pricing Committee under the supervision of the Board.

Foreign equity securities are initially priced at the reported close price of the exchange on which a security is primarily traded. Securities not traded on a particular day are valued at the mean between the last reported bid and ask quotes at daily close, or the last sale price when appropriate. The principal sources for market quotations are independent pricing services that have been approved by the Board.

Equity securities that are primarily traded on foreign exchanges, other than those in North or South America, are further subjected to fair valuation pricing procedures provided by an independent fair valuation service. The service provides data that can be used to estimate the price of a foreign issue that would prevail in a liquid market given market information available daily at 4:00 pm Eastern Time (normal trading sessions). Multiple factors may be considered in performing this valuation, including an issue’s local close price, relevant general and sector indices, currency fluctuations, and pricing of related depository receipts, exchange traded funds, and futures. The assumptions selected by the Fund that are used in the valuation include a zero-basis trigger using the S&P 500 Index and a 75% confidence interval. These assumptions result in the performance of the pricing procedures each day there is a change in the S&P 500 Index from the time of local close to the U.S. market close for each individual security for which there is a fairly large degree of certainty that the local close price is not the liquid market price at the time of U.S. market close. Backtesting analysis is performed on a quarterly basis to monitor

(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2010 (Unaudited)

the effectiveness of these procedures. The testing is reviewed by management of the Fund as well as the Fund’s Board. Prior results have indicated that these procedures have been effective in reaching valuation objectives.

The differences between the aggregate cost and values of investments are reflected as unrealized appreciation or unrealized depreciation.

Pricing inputs used in the Fund’s determination of its investment values are categorized according to a three-tier hierarchy framework. The hierarchy is summarized in three broad levels:

Level 1:	Quoted prices in active markets for identical securities.
Level 2:	Other significant observable inputs, including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.
Level 3:	Significant unobservable inputs, including the Fund’s own assumptions used to determine the fair value of securities.

The following is a summary of the inputs used in valuing each of the Portfolio’s assets (liabilities) at value as of June 30, 2010:

Portfolio	Financial Instrument Type	Level 1	Level 2	Level 3

Equity	Common Stocks	$188,129,366	$—	$—
	Repurchase Agreements	—	1,110,303	—

		$188,129,366	$1,110,303	$—

Money Market*	Commercial Paper	$—	$226,086,507	$—
	Asset-Backed Commercial Paper	—	3,162,062	—
	Money Market Funds	43,500,000	—	—
	U.S. Treasury Obligations	—	14,999,257	—
	U.S. Government Agency Issues	—	9,999,972	—
	Repurchase Agreements	—	15,000,000	—

		$43,500,000	$269,247,798	$—

Bond	Corporate Bonds	$—	$132,539,867	$—
	U.S. Treasury Obligations	—	9,305,862	—
	Money Market Funds	3,160,000	—	—
	Repurchase Agreements	—	7,700,000	—

		$3,160,000	$149,545,729	$—

Omni	Common Stocks	$24,519,922	$—	$—
	Corporate Bonds	—	11,346,357	—
	Money Market Funds	1,968,000	—	—

		$26,487,922	$11,346,357	$—

International	Common Stocks	$39,689,545	$129,687,718	$—
	Preference Shares (Brazil)	659,667	—	—
	Exchange Traded Funds	4,937,325	—	—
	Rights	22,074	—	—
	Money Market Funds	577,376	—	—
	U.S. Treasury Obligations	—	149,983	—

		$45,885,987	$129,837,701	$—

	Foreign currency contracts	$2,295,622	$—	$—

	Futures	$(98,735)	$—	$—

Capital Appreciation	Common Stocks	$107,799,241	$1,708,197	$—
	Money Market Funds	3,299,000	—	—

		$111,098,241	$1,708,197	$—

(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2010 (Unaudited)

Portfolio	Financial Instrument Type	Level 1	Level 2	Level 3

Millennium	Common Stocks	$31,662,873	$—	$—
	Commercial Paper	—	23,001,000	—
	Money Market Funds	22,084,000	—	—
	Repurchase Agreements	—	36,165,000	—

		$53,746,873	$59,166,000	$—

International Small-Mid Company	Common Stocks	$11,858,525	$44,783,676	$—
	Exchange Traded Funds	1,680,873	—	—
	Money Market Funds	1,478,734	—	—

		$15,018,132	$44,783,676	$—

Aggressive Growth	Common Stocks	$18,898,814	$3,799,181	$—
	VVPR Strips	26	—	—
	Money Market Funds	338,000	—	—

		$19,236,840	$3,799,181	$—

Small Cap Growth	Common Stocks	$22,075,348	$—	$—
	Money Market Funds	274,000	—	—

		$22,349,348	$—	$—

Mid Cap Opportunity	Common Stocks	$55,422,259	$—	$—
	Money Market Funds	2,384,000	—	—

		$57,806,259	$—	$—

S&P 500® Index	Common Stocks	$143,513,678	$—	$—
	Exchange Traded Funds	1,122,517	—	—
	Repurchase Agreement	—	620,000	—

		$144,636,195	$620,000	$—

Strategic Value	Common Stocks	$16,888,082	$2,881,545	$—
	Money Market Funds	203,000	—	—

		$17,091,082	$2,881,545	$—

	Foreign currency contracts	$(64,040)	$—	$—

High Income Bond	Corporate Bonds	$—	$190,306,350	$—
	Convertible Bonds	—	215,156	—
	Preferred Stocks	—	268,961	—
	Common Stocks	182,419	—	—
	Other	—	—	4,688
	Money Market Funds	1,641,000	—	—

		$1,823,419	$190,790,467	$4,688

Capital Growth	Common Stocks	$35,824,893	$—	$—
	Money Market Funds	30,000	—	—

		$35,854,893	$—	$—

Nasdaq-100® Index	Common Stocks	$38,061,121	$—	$—
	Exchange Traded Funds	395,708	—	—

		$38,456,829	$—	$—

Bristol	Common Stocks	$133,231,870	$—	$—
	Money Market Funds	4,231,000	—	—

		$137,462,870	$—	$—

(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2010 (Unaudited)

Portfolio	Financial Instrument Type	Level 1	Level 2	Level 3

Bryton Growth	Common Stocks	$100,572,737	$—	$—
	Money Market Funds	11,568,000	—	—

		$112,140,737	$—	$—

U.S. Equity	Common Stocks	$11,437,977	$—	$—
	Money Market Funds	136,000	—	—

		$11,573,977	$—	$—

Balanced	Common Stocks	$7,901,207	$—	$—
	Corporate Bonds	—	4,153,187	—
	U.S. Government Agency Issues	—	256,941	—
	Money Market Funds	253,000	—	—

		$8,154,207	$4,410,128	$—

Income Opportunity	Common Stocks	$7,251,716	$—	$—
	Purchased Options	44,100	—	—
	Money Market Funds	240,000	—	—

		$7,535,816	$—	$—

	Written Options Outstanding	$(79,605)	$—	$—

Target VIP	Common Stocks	$17,393,902	$—	$—
	Money Market Funds	247,000	—	—

		$17,640,902	$—	$—

Target Equity/Income	Common Stocks	$20,798,323	$—	$—
	Money Market Funds	628,000	—	—

		$21,426,323	$—	$—

Bristol Growth	Common Stocks	$9,373,830	$—	$—
	Money Market Funds	318,000	—	—

		$9,691,830	$—	$—

*	At June 30, 2010, the Money Market Portfolio’s investments, with the exception of money market funds, were valued using amortized cost, in accordance with rules under the 1940 Act. Amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are considered to be valued using Level 2 inputs.

There were no significant transfers into, or out of, Level 1 or Level 2 securities during the six-month period ended June 30, 2010. Below is a reconciliation that details the activity of securities in Level 3 during the six-month period ended June 30, 2010:

Corporate Bonds	High Income Bond

Beginning Balance – January 1, 2010	$—
Total gains or losses (realized/unrealized):
Included in earnings (or changes in net assets)	—
Purchases, issuances, and settlements	4,688
Transfers in and/or out of Level 3	—

Ending Balance – June 30, 2010	$4,688

The amount of total gains or losses for the period included in earnings (or changes in net assets) attributable to the change in unrealized gains or losses relating to assets still held at the reporting date	$—

Foreign Securities and Currency

The books and records of all the Portfolios are maintained in U.S. dollars. All investments and cash quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates provided by an independent source. These

(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2010 (Unaudited)

exchange rates are currently determined daily, at 4:00 pm Eastern Time for normal trading sessions. Purchases and sales of foreign-denominated investments are recorded at rates of exchange prevailing on the respective dates of such transactions.

The Fund may not fully isolate that portion of the results of operations resulting from changes in foreign exchange rates from fluctuations arising from changes in market prices on foreign currency-denominated investments. However, for tax purposes, the Fund does fully isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon sale or maturity of such investments to the extent required by Federal income tax regulations.

All Portfolios of the Fund, other than the Target VIP and Target Equity/Income Portfolios, may invest in securities of foreign issuers, although foreign securities purchased by the Money Market Portfolio must be denominated in U.S. dollars and held in custody in the United States of America. The International and International Small-Mid Company Portfolios may be invested entirely in foreign securities. Investments in securities of foreign issuers, including investments in foreign companies through the use of depository receipts, carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that could adversely affect capital investment within those countries.

Repurchase Agreements

The Portfolios may acquire repurchase agreements from member banks of the Federal Reserve System which are deemed creditworthy under guidelines approved by the Board, subject to the seller’s agreement to repurchase such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by a Portfolio plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying securities. The maturities of these instruments vary from overnight to one week. The seller, under a repurchase agreement, is required to maintain as collateral for the repurchase transaction securities in which the Portfolio has a perfected security interest with a value not less than 100% of the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by the Portfolio’s custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential for loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Restricted and Illiquid Securities

Restricted securities are those securities purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (“the 1933 Act”) or pursuant to the resale limitations provided by Rule 144A under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. 144A securities are issued by corporations without registration in reliance on 1933 Act provisions allowing for the private resale of unregistered securities to qualified institutional buyers. Section 4(2) commercial paper is issued pursuant to Section 4(2) of the 1933 Act which exempts an issue from registration. This paper may be used to finance non-current transactions, such as acquisitions, stock repurchase programs, and other long-term assets. Investments by a portfolio in Rule 144A and Section 4(2) securities could have the effect of decreasing the liquidity of a Portfolio during any period in which qualified institutional investors were no longer interested in purchasing these securities.

Typically, the restricted securities noted above are not considered illiquid. The criteria used to determine if a restricted security is illiquid includes frequency of trades and quotes, available dealers willing to make transactions, availability of market makers in the security, and the nature of the security and its trades. The Money Market, Bond, and Omni Portfolios may invest up to 10% of assets in illiquid securities. Each of the other Portfolios of the Fund may invest up to 15% of its net assets in illiquid securities.

Investment Transactions and Related Income

For financial reporting purposes, investment transactions are accounted for on a trade date basis. For purposes of executing separate account shareholder transactions in the normal course of business, however, the Fund’s investment transactions are recorded no later than the first calculation on the first business day following the trade date in accordance with Rule 2a-4 of the

(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2010 (Unaudited)

1940 Act. Accordingly, differences between the net asset values for financial reporting and for executing separate account shareholder transactions may arise.

Dividend income is recognized on the ex-dividend date, except in the case of those Portfolios holding foreign securities, in which dividends are recorded as soon after the ex-dividend date as the Fund’s information agents become aware of such dividends. Interest income is accrued daily as earned and includes the amortization of premium and accretion of discount. Net realized gain or loss on investments and foreign exchange transactions are determined using the specific identification method.

Distributions to Shareholders and Federal Taxes

Net investment income of the Money Market Portfolio is declared and paid daily as a dividend to shareholders immediately before the computation of the net asset value of Money Market Portfolio shares. Dividends are automatically reinvested in additional Money Market Portfolio shares at the net asset value immediately following such computation. Distributions arising from net investment income and net capital gains from the remaining Portfolios are declared and paid to shareholders periodically as required for each of the Portfolios to continue to qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code. The Fund, excluding the Money Market Portfolio, may also satisfy its distribution requirements by using consent dividends rather than cash dividends. The Fund has the intent to continue to comply with tax provisions pertaining to regulated investment companies and make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes. As such, no provisions for Federal income or excise taxes have been recorded.

The character of income and realized capital gains distributions are determined in accordance with Federal income tax regulations and may differ from net investment income and realized gains for financial reporting purposes. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature they are reclassified within the composition of net assets; temporary differences do not require such reclassification. Distributions to shareholders that exceed taxable income and net taxable realized gains are reported as return of capital distributions.

The Fund’s management and its tax agent, U.S. Bancorp Fund Services, LLC, perform an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is more-likely-than-not (i.e. greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Implementation of the evaluation included a review of tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal tax and the state of Maryland (i.e. the last 4 tax year ends and the interim tax period since then). The determination has been made that there are no uncertain tax positions that would require the Portfolios to record a tax liability and, therefore, there is no impact to the Portfolios’ financial statements.

Expense Allocation

Expenses directly attributable to a Portfolio are charged to that Portfolio. Expenses that cannot be directly attributed to a Portfolio are allocated among all the benefited Portfolios on a basis of relative net assets or other appropriate method.

Foreign Withholding Taxes

Certain Portfolios in the Fund may be subject to taxes imposed by countries in which they invest with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned. These Portfolios accrue such taxes as the related income is earned.

(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2010 (Unaudited)

(3)	Related Party and Other Transactions

The Fund has an Investment Advisory Agreement with Ohio National Investments, Inc. (“ONI”), a wholly-owned subsidiary of ONLIC. Under the terms of this agreement, ONI provides portfolio management and investment advice to the Fund and administers its operations, subject to the supervision of the Fund’s Board. This agreement is renewed annually upon the approval by the Board. As compensation for its services, ONI receives advisory fees from the Fund calculated on the basis of each Portfolio’s average daily net assets and the following current schedule of Board-approved annualized fee breakpoints.

Equity
0.79% of first $200 million
0.74% of next $800 million
0.70% over $1 billion
Bond
0.60% of first $100 million
0.50% of next $150 million
0.45% of next $250 million
0.40% of next $500 million
0.30% of next $1 billion
0.25% over $2 billion
International
0.85% of first $100 million
0.80% of next $100 million
0.70% over $200 million
Millennium
0.80% of first $150 million
0.75% of next $150 million
0.70% of next $300 million
0.65% over $600 million
Aggressive Growth
0.80% of first $100 million
0.75% of next $400 million
0.70% over $500 million
Mid Cap Opportunity
0.85% of first $100 million
0.80% of next $100 million
0.75% of next $300 million
0.70% over $500 million
Strategic Value
0.75% of first $100 million
0.70% of next $400 million
0.65% over $500 million
Capital Growth
0.90% of first $100 million
0.85% of next $100 million
0.80% of next $300 million
0.75% over $500 million
Bristol
0.80% of first $100 million
0.70% of next $400 million
0.65% over $500 million
U.S. Equity
0.75% of first $200 million
0.70% of next $300 million
0.65% over $500 million
Money Market
0.30% of first $100 million(1)
0.25% of next $150 million
0.23% of next $250 million
0.20% of next $500 million
0.15% over $1 billion
Omni
0.60% of first $100 million
0.50% of next $150 million
0.45% of next $250 million
0.40% of next $500 million
0.30% of next $1 billion
0.25% over $2 billion
Capital Appreciation
0.80% of first $100 million
0.75% of next $300 million
0.65% of next $600 million
0.60% over $1 billion
International Small-Mid Company
1.00% of first $100 million
0.90% of next $100 million
0.85% over $200 million
Small Cap Growth
0.90% of first $150 million
0.80% of next $150 million
0.75% over $300 million
S&P 500® Index
0.40% of first $100 million
0.35% of next $150 million
0.33% over $250 million
High Income Bond
0.75% of first $75 million
0.70% of next $75 million
0.65% of next $75 million
0.60% over $225 million
Nasdaq-100® Index
0.40% of first $100 million
0.35% of next $150 million
0.33% over $250 million
Bryton Growth
0.85% of first $100 million
0.75% of next $400 million
0.70% over $500 million
Income Opportunity
0.80% of first $200 million
0.75% of next $300 million
0.70% over $500 million

(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2010 (Unaudited)

Balanced 0.65% of first $200 million 0.60% of next $300 million 0.55% over $500 million Target VIP 0.60% of first $100 million 0.55% of next $400 million 0.50% over $500 million	Target Equity/Income 0.60% of first $100 million 0.55% of next $400 million 0.50% over $500 million Bristol Growth 0.80% of first $100 million 0.70% of next $400 million 0.65% over $500 million

(1)	For the six-month period ended June 30, 2010, ONI waived advisory fees in excess of 0.25% of the first $100 million of average daily net assets in the Money Market Portfolio. Waivers related to the Money Market Portfolio are voluntary and are not subject to recoupment in subsequent periods. The amount of the waiver for the six-month period ended June 30, 2010 was $25,000. If ONI did not agree to reimburse these expenses, the total expenses incurred by the Money Market Portfolio for the six-month period ended June 30, 2010 would have been higher than the net expenses reflected in the Statements of Operations.

Under the Investment Advisory Agreement, the Fund authorizes ONI to retain sub-advisers (“the Sub-advisers”) for the Equity, Omni, International, Capital Appreciation, Millennium, International Small-Mid Company, Aggressive Growth, Small Cap Growth, Mid Cap Opportunity, Strategic Value, High Income Bond, Capital Growth, Bristol, Bryton Growth, U.S. Equity, Balanced, Income Opportunity, Target VIP, Target Equity/Income, and Bristol Growth Portfolios subject to the approval of the Board. ONI has entered into sub-advisory agreements with Legg Mason Capital Management, Inc. (“Legg Mason”), Suffolk Capital Management, LLC (“Suffolk”), Federated Global Investment Management Corp. (“Federated Global”), Jennison Associates LLC (“Jennison”), Neuberger Berman Management LLC (“Neuberger Berman”), Janus Capital Management LLC (“Janus”), Goldman Sachs Asset Management, L.P. (“Goldman Sachs”), Federated Equity Management Company of Pennsylvania (“Federated Equity”), Federated Investment Management Company (“Federated Investment”), Eagle Asset Management, Inc. (“Eagle”), ICON Advisers, Inc. (“ICON”), and First Trust Advisors L.P. (“First Trust”), to manage the investment of those Portfolios’ assets, subject to the supervision of ONI. As compensation for their services, the Sub-advisers receive from ONI a sub-advisory fee calculated on the basis of each of the aforementioned Portfolio’s average daily net assets and the following current Board-approved schedule of annualized fee breakpoints.

Equity (Legg Mason)
0.40% of first $200 million
0.38% over $200 million
International (Federated Global)
0.40% of first $200 million
0.35% over $200 million
Capital Appreciation (Jennison)
0.75% of first $10 million
0.50% of next $30 million
0.35% of next $25 million
0.25% of next $335 million
0.22% of next $600 million
0.20% over $1 billion
Aggressive Growth (Janus)
0.55% of first $100 million
0.50% of next $400 million
0.45% over $500 million
Mid Cap Opportunity (GSAM)
0.60% of first $100 million
0.55% of next $100 million
0.50% over $200 million
Omni (Suffolk)
0.30% of first $100 million
0.25% of next $150 million
0.225% of next $250 million
0.20% of next $500 million
0.15% of next $1 billion
0.125% over $2 billion
Millennium (Neuberger Berman)
0.55% of first $150 million
0.50% of next $150 million
0.40% over $300 million
International Small-Mid Company (Federated Global)
0.75% of first $100 million
0.65% over $100 million
Small Cap Growth (Janus)
0.60% of next $150 million
0.50% over $150 million
Strategic Value (Federated Equity)
0.50% of first $35 million
0.35% of next $65 million
0.25% over $100 million

(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2010 (Unaudited)

High Income Bond (Federated Investment)
0.50% of first $30 million
0.40% of next $20 million
0.30% of next $25 million
0.25% over $75 million
Bristol (Suffolk)
0.45% of first $100 million
0.40% of next $400 million
0.35% over $500 million
U.S. Equity (ICON)
0.50% of first $200 million
0.45% of next $300 million
0.40% over $500 million
Income Opportunity (ICON)
0.55% of first $200 million
0.50% of next $300 million
0.45% over $500 million
Bristol Growth (Suffolk)
0.45% of first $100 million
0.40% of next $400 million
0.35% over $500 million	Capital Growth (Eagle)
0.59% of first $100 million
0.55% of next $100 million
0.50% over $200 million
Bryton Growth (Suffolk)
0.50% of first $100 million
0.45% of next $400 million
0.40% over $500 million
Balanced (ICON)
0.40% of first $200 million
0.35% of next $300 million
0.30% over $500 million
Target VIP and Target Equity/Income (First Trust)
0.35% of first $500 million
0.25% over $500 million

Suffolk, the sub-adviser for the Omni, Bristol, Bryton Growth, and Bristol Growth Portfolios has an affiliation with ONI. Ohio National Financial Services, Inc. (ONFS) owns 100% of ONLIC, the parent company of ONI, and also owns 83% of the voting securities of Suffolk. There were no Fund liabilities payable to Suffolk at June 30, 2010 and fees paid to Suffolk are an expense of ONI, not of the Fund.

Pursuant to a service agreement among ONI, ONLIC and the Fund, ONLIC has agreed to provide personnel and facilities to ONI on a cost-reimbursement basis. These personnel members include officers of the Fund. ONLIC also provides clerical and administrative services and such supplies and equipment as may be reasonably required in order for ONI to properly perform its advisory function pursuant to the Investment Advisory Agreement. ONLIC further performs duties to fulfill the transfer agent function on behalf of the Fund. Performance of these duties by ONLIC and availability of facilities, personnel, supplies, and equipment does not represent an expense to the Fund in excess of the advisory fees paid to ONI.

Pursuant to the Investment Advisory Agreement, if the total expenses applicable to any Portfolio during any calendar quarter (excluding taxes, brokerage commissions, interest expense and management fees) exceed 1%, on an annualized basis, evaluated quarterly, of such Portfolio’s average daily net asset value, ONI will reimburse the Portfolio for such excess expenses. The Income Opportunity Portfolio had an expense reimbursement for the six-month period ended June 30, 2010 totaling $1,858. This reimbursement is not subject to recoupment in subsequent periods.

During the six-month period ended June 30, 2010, ONI voluntarily reimbursed the amount of daily gross expenses of the Money Market Portfolio in excess of daily income earned by the Portfolio. The amount reimbursed to the Portfolio for the six-month period ended June 30, 2010 was $296,391. This reimbursement is also not subject to recoupment in subsequent periods.

The Investment Advisory Agreement allows for a portion of the expenses related to the Fund’s Chief Compliance Officer and staff to be incurred by the Fund and paid from the Fund to the Fund’s adviser, ONI. Pursuant to the service agreement among ONI, ONLIC and the Fund, ONLIC has provided the personnel, services, and equipment necessary to perform the Fund’s regulation-mandated compliance function and ONI has reimbursed ONLIC for such costs. For the six-month period ended June 30, 2010, the Fund incurred compliance expenses totaling $77,496, equally allocated to the Portfolios. Expenses incurred by the Portfolios are reflected on the Statements of Operations as “Compliance expense”.

Each director of the Board is currently paid a quarterly retainer fee of $7,500, $2,750 for each Board meeting attended, $1,000 for each Audit Committee meeting attended, and $500 for each other Board committee or independent directors meetings attended. The Board chair receives an additional quarterly retainer fee of $3,750, the lead independent director of the Board receives an

(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2010 (Unaudited)

additional quarterly retainer fee of $3,125, and the Audit Committee chair receives an additional quarterly retainer fee of $1,250. For the six-month period ended June 30, 2010, compensation of these directors by the Fund totaled $116,750.

U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin, serves as the accounting agent for all but the International and International Small-Mid Company Portfolios. U.S. Bank Institutional Trust & Custody, 425 Walnut Street, Cincinnati, Ohio serves as the custodian for all but the International and International Small-Mid Company Portfolios. The accounting agent and custodian for the International and International Small-Mid Company Portfolios is State Street Bank-Kansas City, 801 Pennsylvania Ave., Kansas City, Missouri. For assets held outside the United States, U.S. Bank and State Street Bank-Kansas City enter into sub-custodial agreements, subject to approval by the Board.

(4)	Capital Share Transactions

Capital share transactions for the six-month period ended June 30, 2010, and for the year ended December 31, 2009, were as follows:

	Equity		Money Market		Bond
	Six-Month		Six-Month		Six-Month
	Period Ended		Period Ended		Period Ended
	June 30, 2010	Year Ended	June 30, 2010	Year Ended	June 30, 2010	Year Ended
	(Unaudited)	12/31/2009	(Unaudited)	12/31/2009	(Unaudited)	12/31/2009

Capital shares issued on sales	761,399	1,691,434	17,742,843	41,782,044	2,537,738	4,061,330
Capital shares issued on reinvested dividends	—	25,660	—	—	—	—
Capital shares redeemed	(1,210,686)	(3,558,752)	(19,244,393)	(47,912,691)	(2,090,997)	(3,440,642)

Net increase/(decrease)	(449,287)	(1,841,658)	(1,501,550)	(6,130,647)	446,741	620,688

	Omni		International		Capital Appreciation
	Six-Month		Six-Month		Six-Month
	Period Ended		Period Ended		Period Ended
	June 30, 2010	Year Ended	June 30, 2010	Year Ended	June 30, 2010	Year Ended
	(Unaudited)	12/31/2009	(Unaudited)	12/31/2009	(Unaudited)	12/31/2009

Capital shares issued on sales	133,779	312,835	1,911,998	2,665,036	427,766	902,182
Capital shares issued on reinvested dividends	—	49,851	—	—	—	78,247
Capital shares redeemed	(260,834)	(650,890)	(2,002,459)	(6,334,979)	(758,082)	(2,140,885)

Net increase/(decrease)	(127,055)	(288,204)	(90,461)	(3,669,943)	(330,316)	(1,160,456)

	Millennium		International Small-Mid Company		Aggressive Growth
	Six-Month		Six-Month		Six-Month
	Period Ended		Period Ended		Period Ended
	June 30, 2010	Year Ended	June 30, 2010	Year Ended	June 30, 2010	Year Ended
	(Unaudited)	12/31/2009	(Unaudited)	12/31/2009	(Unaudited)	12/31/2009

Capital shares issued on sales	962,810	4,908,391	292,651	1,073,744	485,892	1,433,447
Capital shares issued on reinvested dividends	—	—	—	—	—	—
Capital shares redeemed	(5,231,166)	(954,166)	(490,566)	(1,376,880)	(689,958)	(1,230,364)

Net increase/(decrease)	(4,268,356)	3,954,225	(197,915)	(303,136)	(204,066)	203,083

(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2010 (Unaudited)

	Small Cap Growth		Mid Cap Opportunity		S&P 500® Index
	Six-Month		Six-Month		Six-Month
	Period Ended		Period Ended		Period Ended
	June 30, 2010	Year Ended	June 30, 2010	Year Ended	June 30, 2010	Year Ended
	(Unaudited)	12/31/2009	(Unaudited)	12/31/2009	(Unaudited)	12/31/2009

Capital shares issued on sales	430,335	980,778	305,735	3,108,764	1,466,661	6,377,628
Capital shares issued on reinvested dividends	—	—	—	—	—	174,417
Capital shares redeemed	(471,136)	(689,601)	(494,537)	(6,253,894)	(1,887,315)	(4,084,406)

Net increase/(decrease)	(40,801)	291,177	(188,802)	(3,145,130)	(420,654)	2,467,639

	Strategic Value		High Income Bond		Capital Growth
	Six-Month		Six-Month		Six-Month
	Period Ended		Period Ended		Period Ended
	June 30, 2010	Year Ended	June 30, 2010	Year Ended	June 30, 2010	Year Ended
	(Unaudited)	12/31/2009	(Unaudited)	12/31/2009	(Unaudited)	12/31/2009

Capital shares issued on sales	472,252	1,173,335	8,607,479	9,882,540	238,933	672,335
Capital shares issued on reinvested dividends	—	63,845	—	—	—	—
Capital shares redeemed	(302,160)	(624,258)	(2,876,726)	(4,957,356)	(281,647)	(665,264)

Net increase/(decrease)	170,092	612,922	5,730,753	4,925,184	(42,714)	7,071

	Nasdaq-100® Index		Bristol		Bryton Growth
	Six-Month		Six-Month		Six-Month
	Period Ended		Period Ended		Period Ended
	June 30, 2010	Year Ended	June 30, 2010	Year Ended	June 30, 2010	Year Ended
	(Unaudited)	12/31/2009	(Unaudited)	12/31/2009	(Unaudited)	12/31/2009

Capital shares issued on sales	1,286,912	4,867,867	3,063,839	5,644,552	2,070,903	5,342,762
Capital shares issued on reinvested dividends	—	—	—	67,319	—	—
Capital shares redeemed	(2,556,050)	(3,951,131)	(1,359,975)	(2,776,615)	(1,987,802)	(2,297,640)

Net increase/(decrease)	(1,269,138)	916,736	1,703,864	2,935,256	83,101	3,045,122

	U.S. Equity		Balanced		Income Opportunity
	Six-Month		Six-Month		Six-Month
	Period Ended		Period Ended		Period Ended
	June 30, 2010	Year Ended	June 30, 2010	Year Ended	June 30, 2010	Year Ended
	(Unaudited)	12/31/2009	(Unaudited)	12/31/2009	(Unaudited)	12/31/2009

Capital shares issued on sales	72,059	394,400	139,465	385,966	157,437	346,594
Capital shares issued on reinvested dividends	—	10,552	—	21,991	—	—
Capital shares redeemed	(256,466)	(454,184)	(170,496)	(269,350)	(60,707)	(204,725)

Net increase/(decrease)	(184,407)	(49,232)	(31,031)	138,607	96,730	141,869

	Target VIP		Target Equity/Income		Bristol Growth
	Six-Month		Six-Month		Six-Month
	Period Ended		Period Ended		Period Ended
	June 30, 2010	Year Ended	June 30, 2010	Year Ended	June 30, 2010	Year Ended
	(Unaudited)	12/31/2009	(Unaudited)	12/31/2009	(Unaudited)	12/31/2009

Capital shares issued on sales	160,540	937,153	428,700	1,049,533	7,788,754	537,735
Capital shares issued on reinvested dividends	—	32,609	—	58,040	—	—
Capital shares redeemed	(364,579)	(976,438)	(569,916)	(1,662,506)	(708,685)	(125,964)

Net increase/(decrease)	(204,039)	(6,676)	(141,216)	(554,933)	7,080,069	411,771

(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2010 (Unaudited)

(5)	Investment Transactions

Purchases and sales of investments (excluding short-term and government securities) for the six-month period ended June 30, 2010 were as follows:

	Equity	Bond	Omni	International	Capital Appreciation

Purchases	$40,539,257	$14,486,803	$32,629,661	$59,020,831	$45,739,333
Sales	$48,111,842	$3,177,534	$34,040,652	$63,758,200	$52,140,344

		International
	Millennium	Small-Mid Company	Aggressive Growth	Small Cap Growth	Mid Cap Opportunity

Purchases	$141,114,565	$25,259,032	$4,946,335	$5,448,473	$17,092,993
Sales	$213,003,746	$28,233,517	$4,690,012	$5,570,639	$19,976,729

	S&P 500® Index	Strategic Value	High Income Bond	Capital Growth	Nasdaq-100® Index

Purchases	$6,332,466	$4,848,569	$63,257,986	$9,168,571	$1,633,109
Sales	$10,035,225	$2,857,228	$29,444,637	$10,100,051	$8,473,185

	Bristol	Bryton Growth	U.S. Equity	Balanced	Income Opportunity

Purchases	$177,264,217	$68,424,271	$8,128,138	$4,740,419	$5,511,885
Sales	$169,347,367	$68,940,306	$9,290,981	$4,538,847	$4,276,101

	Target VIP	Target Equity/Income	Bristol Growth

Purchases	$17,396,465	$19,922,717	$11,939,521
Sales	$18,805,882	$20,640,539	$11,895,653

Purchases and sales of government securities for the six-month period ended June 30, 2010 were as follows:

Bond

Purchases	$7,019,500
Sales	$—

(6)	Financial Instruments

The Fund’s Portfolios may trade in financial instruments with off-balance sheet risk for hedging purposes or, otherwise, in accordance with stated investing objectives. These financial instruments may include options, futures, and foreign currency contracts that may involve, to a varying degree, elements of risk in excess of the amounts recognized on financial statements.

Options

Each Portfolio, other than the Money Market Portfolio, for hedging purposes, may (a) write call options traded on a registered national securities exchange if such Portfolio owns the underlying securities subject to such options, and purchase call options for the purpose of closing out positions it has written, (b) purchase put options on securities owned, and sell such options in order to close its positions in put options, (c) purchase and sell financial futures and options thereon, and (d) purchase and sell financial index options; provided, however, that no option or futures contract shall be purchased or sold if, as a result, more than one-third of the total assets of the Portfolio would be hedged by options or futures contracts, and no more than 5% of any Portfolio’s total assets, at fair value, may be used for premiums on open options and initial margin deposits on futures contracts. The Small Cap Growth Portfolio may also participate in the above activities to protect against adverse changes in security prices or interest rates and may, for these purposes or hedging purposes, sell put options or purchase call options at any time. The S&P 500® Index and Income Opportunity Portfolios are not subject to the above limitations, as these Portfolios may engage in the purchase or selling of put or call options in accordance with those Portfolios’ stated investment objectives. The Portfolios making use of options bear the market risk of an unfavorable change in the price of securities or indices underlying the options and, for purchase options, are subject to the risk that the options will expire before being exercised. A further risk associated with investing in options is that

(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2010 (Unaudited)

there may not be enough buyers and sellers in the market to permit a Portfolio to close a position. To limit the risk, a Portfolio will invest only where there is an established market.

When a Portfolio writes a put or call option, an amount equal to the premium received is included on the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. Such liability is subject to off balance sheet risks to the extent of any future increases in market value of the written options. If an option expires on its stipulated expiration date or if the Portfolio enters into a closing purchase transaction, a gain or loss is realized. If a written call option on an individual security is exercised, a gain or loss is realized for the sale of the underlying security, and the proceeds from the sale are increased by the premium originally received. If a written call option on a securities index is exercised, a gain or loss is realized as determined by the premium originally received, the exercise price and the market value of the index. If a written put option on an individual security is exercised, the cost of the security acquired is decreased by the premium originally received. When a Portfolio purchases a put or call option, an amount equal to the premium paid is included on the Portfolio’s Statement of Assets and Liabilities as an investment, and is subsequently marked-to-market to reflect the current market value of the option. If an option expires on the stipulated expiration date or if the Portfolio enters into a closing sale transaction, a gain or loss is realized. If a Portfolio exercises a call option on an individual security, the cost of the security acquired is increased by the premium paid for the call. If the Portfolio exercises a put option on an individual security, a gain or loss is realized from the sale of the underlying security, and the proceeds from such a sale are decreased by the premium originally paid. If the Portfolio exercises a put option on a security index, a gain or loss is realized as determined by the premium originally paid, the exercise price and the market value of the index.

The Income Opportunity Portfolio’s written options are collateralized by cash and/or securities held with the Portfolio’s prime broker and in a segregated account at the Portfolio’s custodian. Such collateral for the Portfolio is restricted from use. The cash collateral or borrowings from the prime broker, if necessary, are included on the Statement of Assets and Liabilities. The securities pledged as collateral are noted as such on the Portfolio’s Schedule of Investments. Written and purchased options are non-income producing securities.

The activity in the number of option contracts written and the premiums received by the Income Opportunity Portfolio for the six-month period ended June 30, 2010 were as follows:

	Number of	Premiums
	Contracts	Received

Options outstanding, beginning of period	62	$120,692
Options written	1,986	3,170,494
Options exercised	—	—
Options expired	(8)	(2,366)
Options closed	(1,955)	(3,173,616)

Options outstanding, end of period	85	$115,204

Transactions involving purchased options by the Income Opportunity Portfolio for the six-month period ended June 30, 2010 were: Purchases: $225,848, Sales: $198,047, Expirations: $1,758.

Futures Contracts

Each Portfolio, other than the Money Market Portfolio may, primarily for hedging purposes, purchase and sell futures contracts. Futures contracts are used for the purpose of hedging existing Portfolio securities, or securities that the Portfolio intends to purchase, against fluctuations in value caused by variations in market rates. Upon entering into a futures contract, a Portfolio is required to pledge to the broker an amount of cash or securities equal to a percentage of the contract amount, known as the initial margin deposit. Subsequent payments, known as “variation margin”, are made or received by the Portfolios each day, depending on the daily fluctuations in the value of the underlying contacts. The Portfolios recognize unrealized appreciation (depreciation) equal to the daily variation margin. When the contracts are closed, a Portfolio records a realized gain or loss equal to the difference between the value of the contracts at the time they were opened and the value at the time they were closed.

Should market conditions move unexpectedly, the Portfolios may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts interest rates, and the underlying hedged assets. A further risk associated with investing in futures contracts is that

(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2010 (Unaudited)

there may not be enough buyers and sellers in the market to permit a Portfolio to close a position when it wants to do so. To limit the risk, a Portfolio will invest only where there is an established market. The S&P 500® Index Portfolio may purchase or sell stock index futures contracts and the Nasdaq-100® Index Portfolio may purchase or sell derivative securities designed to replicate the Nasdaq-100® Index in accordance with their stated investment objectives.

At June 30, 2010, there was one outstanding futures contract in the International Portfolio. Details of the contract were as follows:

							Unrealized
			Number of		Contract at	Initial Contract	Appreciation
Type	Description	Expiration	Contracts	Counterparty	Value	Amount	(Depreciation)

Long	DAX Index Futures	September 2010	10	JP Morgan	$1,822,505	$1,921,240	$(98,735)

The International Portfolio’s holding of U.S. Treasury Bill #912795V57 0.000% 8/12/2010 was pledged at June 30, 2010 as collateral for this contract. The principal cost and value of this instrument at June 30, 2010 were $150,000 and $149,983, respectively. This was the only futures contract executed in the Fund for the six-month period ended June 30, 2010, and was executed for the sole purpose of gaining increased exposure to German equities while allowing the Portfolio to have a desired level of liquidity until such time as an increased level of cash investment could be made.

Foreign Currency Contracts

In order to hedge against changes in the exchange rates of foreign currencies in relation to the U.S. dollar, each Portfolio, other than the Money Market Portfolio, may engage in forward foreign currency contracts. A forward foreign currency contract involves an obligation to purchase or sell a foreign currency at a future date, at a negotiated rate. The value of a foreign currency contract will typically fluctuate with changes in forward currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. With respect to sales of currency exchange contracts, a Portfolio would incur a realized loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. A Portfolio incurs a realized gain if the value of the contract decreases between those dates. With respect to purchases of currency exchange contracts, a Portfolio would incur a realized loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed.

The use of foreign currency contracts might not successfully protect a Portfolio against a loss resulting from the movements of foreign currency in relation to the U.S. dollar and does not eliminate fluctuations in the prices of other currencies or securities. A Portfolio is also exposed to credit risk associated with counterparty nonperformance on these currency exchange contracts, which is typically limited to the unrealized gain on each open contract.

Details of the contracts outstanding at June 30, 2010 are as follows:

Contracts to buy foreign currency:

International
								Unrealized
			Currency		Currency to		Contract at	appreciation
Date of contract	Exchange date	Counterparty	to receive		deliver		value	(depreciation)

June 3, 2010	August 31, 2010	SCB	5,299,671	EUR	$6,455,954		$6,482,521	$26,567
June 8, 2010	July 7, 2010	BONY	2,491,470	GBP	3,000,000	EUR	$3,723,467	$54,998
June 11, 2010	July 7, 2010	BONY	2,617,051	GBP	3,150,000	EUR	$3,911,147	$59,255
June 17, 2010	July 7, 2010	BONY	2,675,488	GBP	3,200,000	EUR	$3,998,479	$85,446
April 7, 2010	August 31, 2010	SSB	31,191,810	SEK	$4,300,735		$4,000,511	$(300,224)

							$22,116,125	$(73,958)

(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2010 (Unaudited)

Contracts to sell foreign currency:

International
						Unrealized
			Currency to	Currency	Contract at	appreciation
Date of contract	Exchange date	Counterparty	receive	to deliver	value	(depreciation)

April 7, 2010	August 31, 2010	BONY	$13,003,689	9,722,995 EUR	$11,893,100	$1,110,589
April 13, 2010	August 31, 2010	BONY	$6,485,721	4,773,300 EUR	$5,838,667	$647,054
April 21, 2010	August 31, 2010	SCB	$7,094,457	5,299,671 EUR	$6,482,520	$611,937

			$26,583,867		$24,214,287	$2,369,580

			Strategic Value

May 26, 2010	August 19, 2010	BONY	$610,799	650,000 CAD	$610,397	$402
May 26, 2010	August 19, 2010	BONY	$752,760	615,000 EUR	$752,249	$511
May 26, 2010	August 19, 2010	BONY	$1,772,737	1,230,000 GBP	$1,837,690	$(64,953)

			$3,136,296		$3,200,336	$(64,040)

Counterparties	Currencies

BONY – Bank of New York	EUR – Euro
SCB – Standard Chartered Bank	GBP – British Pound
SSB – State Street Bank	SEK – Swedish Krona
CAD – Canadian Dollar

For six-month period ended June 30, 2010, the notional value of other foreign currency contracts opened and closed by the International Portfolio was approximately $26.8 million for currencies bought and approximately $21.7 million for currencies sold. Foreign currency contracts were executed in order to mitigate the effect that exchange rate volatility had on the valuation of the Portfolio’s investments that were either under-weighted or over-weighted in relation to the Portfolio’s benchmark index. The Portfolio was under-weighted in equity investments within Sweden and Great Britain. The Portfolio executed contracts to buy those countries’ currencies to mitigate the effects that those currencies’ exchange rates would have on the Portfolio’s performance relative to the benchmark. The Portfolio was over-weighted in investments denominated in Euros and, likewise, executed contracts to sell that currency in order to mitigate its effect on relative performance. The Portfolio further entered into contracts that were the inverse of previously executed contracts to effectively exit prior contracts earlier than stated settlement dates, as over-weights or under-weights were reduced, or as previously executed contracts resulted in an attractive return to the Portfolio.

For the Strategic Value Portfolio, the foreign currency contracts outstanding at June 30, 2010 were the only contracts executed during the six-month period ended June 30, 2010. The contracts to sell various currencies were used as a hedge against the exchange rate movements of those currencies in relation to the U.S. dollar. Contracts were executed only in foreign currencies in which a portion of the Portfolio’s equity investments were denominated and in amounts relative to the value of those equity investments.

(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2010 (Unaudited)

The values and financial statement effects of derivative instruments that were not accounted for as hedging instruments as of, and for the six-month period ended June 30, 2010, were as follows:

					Location on
			Value-	Value-	Statements of
			Asset	Liability	Assets and
Portfolio	Instrument	Primary Risk Type	Derivatives	Derivatives	Liabilities

International	Contracts to buy foreign currencies	Currency exchange rate	$22,116,125	$(22,190,083)	(1)

	Contracts to sell foreign currencies	Currency exchange rate	$26,583,867	$(24,214,287)	(1)

	Futures contracts	Equity price	$1,822,505	$(1,921,240)	(2)

Strategic Value	Contracts to sell foreign currencies	Currency exchange rate	$3,136,296	$(3,200,336)	(1)

Income Opportunity	Purchased options	Equity price	$44,100	$—	(3)

	Written options	Equity price	$—	$(79,605)	(4)

(1) Net unrealized appreciation on foreign currency contacts
(2) Net unrealized depreciation on futures contracts
(3) Investments in securities, at value
(4) Options written, at value

				Change in Unrealized
			Realized Gain	Appreciation
			(Loss) on	(Depreciation) on
			Derivatives	Derivatives	Location on
			Recognized in	Recognized in	on Statement
Portfolio	Instrument	Risk Type	Income	Income	of Operations

International	Currency contracts	Currency exchange rate	$1,923,175	$1,170,371	(1), (2)

	Futures contracts	Equity price	$—	$(98,735)	(3)

Strategic Value	Currency contracts	Currency exchange rate	$—	$(64,040)	(1), (2)

Income Opportunity	Purchased options	Equity price	$(12,288)	$22,032	(4), (5)

	Written options	Equity price	$253,468	$56,019	(6), (7)

(1) Net realized gain (loss) on foreign currency contracts
(2) Change in unrealized appreciation (depreciation) on foreign currency contracts
(3) Change in unrealized appreciation (depreciation) on futures contracts
(4) Net realized gain (loss) on investments
(5) Change in unrealized appreciation (depreciation) on investments
(6) Net realized gain (loss) on written options
(7) Change in unrealized appreciation (depreciation) on written options

(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2010 (Unaudited)

(7)	Federal Income Tax Information

At December 31, 2009, the components of accumulated earnings (deficit) on a tax basis were as follows:

		Undistributed				Total
	Undistributed	Long-Term		Accumulated	Unrealized	Accumulated
	Ordinary	Capital Gains	Accumulated	Capital and	Appreciation	Earnings
Portfolio	Income	(Losses)	Earnings	Other Losses	(Depreciation)(1)	(Deficit)

Equity	$52,010	$—	$52,010	$(116,170,176)	$(1,728,916)	$(117,847,082)
Money Market	—	—	—	—	—	—
Bond	6,041,762	—	6,041,762	(17,312,362)	3,827,515	(7,443,085)
Omni	96,307	—	96,307	(10,269,375)	2,115,978	(8,057,090)
International	2,464,879	—	2,464,879	(125,152,323)	43,676,346	(79,011,098)
Capital Appreciation	160,402	—	160,402	(41,236,635)	8,754,288	(32,321,945)
Millennium	—	—	—	(34,620,720)	17,150,421	(17,470,299)
International Small-Mid Company	85,568	—	85,568	(27,125,848)	17,941,039	(9,099,241)
Aggressive Growth	—	—	—	(7,356,638)	3,088,823	(4,267,815)
Small Cap Growth	—	—	—	(7,281,231)	1,587,752	(5,693,479)
Mid Cap Opportunity	—	—	—	(40,356,198)	3,407,752	(36,948,446)
S&P 500® Index	286,436	—	286,436	(16,601,420)	3,156,023	(13,158,961)
Strategic Value	39,369	—	39,369	(9,351,338)	254,881	(9,057,088)
High Income Bond	10,496,614	—	10,496,614	(3,330,556)	2,241,777	9,407,835
Capital Growth	3,532	—	3,532	(14,732,557)	6,732,551	(7,996,474)
Nasdaq-100® Index	67,713	—	67,713	(4,780,502)	8,003,377	3,290,588
Bristol	107,371	—	107,371	(21,958,222)	10,046,734	(11,804,117)
Bryton Growth	—	—	—	(13,623,623)	14,920,208	1,296,585
U.S. Equity	19,083	—	19,083	(8,538,048)	1,853,224	(6,665,741)
Balanced	46,186	—	46,186	(1,720,803)	1,199,301	(475,316)
Income Opportunity	20,040	—	20,040	(577,479)	806,862	249,423
Target VIP	32,199	—	32,199	(11,151,541)	1,394,652	(9,724,690)
Target Equity/Income	38,355	—	38,355	(18,046,200)	889,262	(17,118,583)
Bristol Growth	19,274	—	19,274	(1,445,176)	871,559	(554,343)

(1)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributed primarily to tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains/(losses) on certain instruments.

Under current tax regulations, capital losses realized after October 31 of a Portfolio’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year. The following Portfolios had deferred post-October capital losses, which will be treated as arising on the first business day of the fiscal year ending December 31, 2010:

	Post-October	Post-October
Portfolio	Losses	Currency Losses

Capital Appreciation	$—	$3,802
Millennium	855,988	—
International Small-Mid Company	443,449	6,312
Aggressive Growth	230,463	3
Small Cap Growth	100,701	—
S&P 500® Index	1,111,876	—
Strategic Value	64,688	2,660
Nasdaq-100® Index	6,090	—
Bryton Growth	204,860	—
U.S. Equity	49,801	—
Income Opportunity	100,508	—
Target Equity/Income	87,769	—
Bristol Growth	16,804	—

(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2010 (Unaudited)

For Federal income tax purposes, the following Portfolios had capital loss carry forwards as of December 31, 2009 that are available to offset future realized gains, if any:

	Total Loss	Expiration Amount by Year
Portfolio	Carryforward	2010	2011	2012	2013	2014	2015	2016	2017

Equity	$116,170,176	$—	$—	$—	$—	$—	$—	$68,747,789	$47,422,387
Bond	17,312,362	—	1,386,670	—	560,097	733,695	—	5,109,146	9,522,754
Omni	10,269,375	—	—	—	—	—	—	4,973,650	5,295,725
International	125,152,323	—	—	—	—	—	—	59,360,193	65,792,130
Capital Appreciation	41,232,833	—	—	—	—	—	—	10,389,692	30,843,141
Millennium	33,764,732	17,131,037	1,610,585	—	—	—	—	7,511,040	7,512,070
International Small-Mid Company	26,676,087	—	—	—	—	—	—	15,783,654	10,892,433
Aggressive Growth	7,126,172	4,415,159	—	—	—	—	—	694,915	2,016,098
Small Cap Growth	7,180,530	3,671,938	—	—	—	—	—	785,300	2,723,292
Mid Cap Opportunity	40,356,198	—	—	—	—	—	—	26,704,738	13,651,460
S&P 500® Index	15,489,544	13,544,388	—	134,482	—	—	—	1,597,902	212,772
Strategic Value	9,283,990	1,170,471	75,015	—	—	—	—	5,765,741	2,272,763
High Income Bond	3,330,556	1,284,828	563,088					508,108	974,532
Capital Growth	14,732,557	9,318,782	—	—	—	—	—	—	5,413,775
Nasdaq-100® Index	4,774,412	915,546	1,110,252	701,524	531,984	215,042	30,818	—	1,269,246
Bristol	21,958,222	—	—	—	—	—	—	11,896,631	10,061,591
Bryton Growth	13,418,763	—	—	—	—	—	—	3,419,820	9,998,943
U.S. Equity	8,488,247	—	—	—	—	—	—	4,481,829	4,006,418
Balanced	1,720,803	—	—	—	—	—	—	1,179,209	541,594
Income Opportunity	476,971	—	—	—	—	—	—	—	476,971
Target VIP	11,151,541	—	—	—	—	—	—	—	11,151,541
Target Equity/Income	17,958,431	—	—	—	—	—	—	—	17,958,431
Bristol Growth	1,428,372	—	—	—	—	—	—	836,472	591,900

The Board does not intend to authorize a distribution of any realized gain for a Portfolio until the capital loss carry over has been offset or expires.

During the prior year, the Fund recorded reclassifications within the composition of net assets for permanent book/tax differences. These classifications were due principally to net operating losses, which for tax purposes cannot be used to offset future taxable income, and consent dividends. Consent dividends are constructive dividends in which distributions are deemed, for tax purposes, to be passed through from the Fund to shareholders upon written consent from all shareholders of the Fund. These classifications have no impact on the net asset values of the Fund and are designed to present the Fund’s accumulated net realized income and gain (loss) accounts on a tax basis.

The tax characteristics of dividends paid to shareholders for the year ended December 31, 2009, were as follows:

		Net	Net	Total
	Ordinary	Short-Term	Long-Term	Distribution
Portfolio	Income	Capital Gains	Capital Gains	Paid

Equity	$474,966	$—	$—	$474,966
Omni	722,837	—	—	722,837
Capital Appreciation	1,371,677	—	—	1,371,677
S&P 500® Index	2,047,655	—	—	2,047,655
Strategic Value	553,534	—	—	553,534
Bristol	753,303	—	—	753,303
U.S. Equity	97,286	—	—	97,286
Balanced	289,620	—	—	289,620
Target VIP	253,696	—	—	253,696
Target Equity/Income	416,144	—	—	416,144

(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2010 (Unaudited)

Cost basis for Federal income tax purposes may differ from the cost basis for financial reporting purposes. The table below details the unrealized appreciation (depreciation) and aggregate cost of securities at June 30, 2010 for Federal income tax purposes.

					Capital
	Equity	Bond	Omni	International	Appreciation	Millennium

Gross unrealized:
Appreciation	$22,881,476	$9,031,628	$1,700,016	$24,552,469	$6,469,798	$899,543
Depreciation	(47,623,114)	(647,674)	(3,058,461)	(16,931,109)	(12,879,574)	(2,145,084)

Net unrealized:
Appreciation (Depreciation)	$(24,741,638)	$8,383,954	$(1,358,445)	$7,621,360	$(6,409,776)	$(1,245,541)

Aggregate cost of securities:	$213,981,307	$144,321,775	$39,192,724	$168,102,328	$119,216,214	$114,158,414

	International
	Small-Mid	Aggressive	Small Cap	Mid Cap
	Company	Growth	Growth	Opportunity	S&P 500® Index	Strategic Value

Gross unrealized:
Appreciation	$10,490,273	$2,937,411	$4,373,485	$2,367,749	$24,062,111	$717,540
Depreciation	(4,463,721)	(2,753,732)	(2,214,956)	(4,953,256)	(32,432,639)	(1,611,790)

Net unrealized:
Appreciation (Depreciation)	$6,026,552	$183,679	$2,158,529	$(2,585,507)	$(8,370,528)	$(894,250)

Aggregate cost of securities:	$53,775,256	$22,852,342	$20,190,819	$60,391,766	$153,626,723	$20,866,877

	High Income	Capital	Nasdaq-100®
	Bond	Growth	Index	Bristol	Bryton Growth	U.S. Equity

Gross unrealized:
Appreciation	$8,857,627	$7,215,507	$8,605,829	$4,197,847	$10,639,276	$548,613
Depreciation	(5,077,359)	(2,489,818)	(5,278,694)	(13,695,779)	(10,652,387)	(1,082,459)

Net unrealized:
Appreciation (Depreciation)	$3,780,268	$4,725,689	$3,327,135	$(9,497,932)	$(13,111)	$(533,846)

Aggregate cost of securities:	$188,838,306	$31,129,204	$35,129,694	$146,960,802	$112,153,848	$12,107,823

		Income		Target
	Balanced	Opportunity	Target VIP	Equity/Income	Bristol Growth

Gross unrealized:
Appreciation	$836,006	$478,117	$877,047	$1,005,594	$241,861
Depreciation	(871,399)	(508,342)	(2,299,482)	(2,219,845)	(917,605)

Net unrealized:
Appreciation (Depreciation)	$(35,393)	$(30,225)	$(1,422,435)	$(1,214,251)	$(675,744)

Aggregate cost of securities:	$12,599,728	$7,566,041	$19,063,337	$22,640,574	$10,367,574

Ohio National Fund, Inc.

Additional Information	June 30, 2010 (Unaudited)

(1)	Review and Approval of Advisory and Sub-advisory Agreements

There were no approvals of advisory or sub-advisory contracts during the six-month period ended June 30, 2010. The most recent comprehensive annual approval of advisory and sub-advisory contracts occurred during the August 20, 2009 and November 19, 2009 meetings of the Fund’s Board.

(2)	Expense Disclosure

An individual may not buy or own shares of the Fund directly. An individual acquires an indirect interest in the Fund by purchasing a variable annuity contract or variable insurance policy and allocating premiums or purchase payments to Fund Portfolios available through the separate accounts of ONLIC, ONLAC, and NSLA. Separate accounts of these entities are the shareholders of the Fund.

As a shareholder of the Fund, a separate account incurs ongoing costs, including management fees and other Fund expenses. This example is intended to help a policy/contract owner understand ongoing costs (in dollars) associated with the underlying investment in the Fund’s Portfolios by the separate account shareholder and to compare these costs with the ongoing costs associated with investing in other mutual funds.

The example is based on an investment of $1,000 invested at January 1, 2010 and held through June 30, 2010.

Actual Expenses

The table below provides information about investment values and actual expenses associated with each Portfolio of the Fund. The information below, together with the amount of an underlying investment, can be used to estimate expenses paid over the period. An estimate can be obtained by simply dividing an underlying investment value by $1,000 (for example, an $8,600 investment value divided by $1,000 = 8.6), then multiplying the result by the number in the table under the heading entitled “Expenses Paid During Period”.

	Beginning	Ending	Expense Paid	Expense Ratio
	Investment	Investment	During	During Period
	Value	Value	Period*	1/1/10 – 6/30/10
Portfolio	1/1/10	6/30/10	1/1/10 – 6/30/10	(Annualized)

Equity	$1,000.00	$889.13	$4.08	0.87%
Money Market	1,000.00	1,000.00	0.74	0.15%
Bond	1,000.00	1,054.69	3.41	0.67%
Omni	1,000.00	961.17	3.74	0.77%
International	1,000.00	888.04	4.77	1.02%
Capital Appreciation	1,000.00	946.13	4.29	0.89%
Millennium	1,000.00	974.21	4.41	0.90%
International Small-Mid Company	1,000.00	892.32	5.91	1.26%
Aggressive Growth	1,000.00	897.71	5.13	1.09%
Small Cap Growth	1,000.00	998.99	5.55	1.12%
Mid Cap Opportunity	1,000.00	948.09	4.69	0.97%
S&P 500® Index	1,000.00	931.57	2.35	0.49%
Strategic Value	1,000.00	940.97	4.62	0.96%
High Income Bond	1,000.00	1,042.63	4.20	0.83%
Capital Growth	1,000.00	1,001.97	5.16	1.04%
Nasdaq-100® Index	1,000.00	937.24	2.59	0.54%
Bristol	1,000.00	918.17	4.09	0.86%
Bryton Growth	1,000.00	937.84	4.47	0.93%
U.S. Equity	1,000.00	894.10	4.79	1.02%
Balanced	1,000.00	958.11	4.86	1.00%
Income Opportunity	1,000.00	966.04	6.73	1.38%
Target VIP	1,000.00	927.46	3.97	0.83%
Target Equity/Income	1,000.00	975.95	3.87	0.79%
Bristol Growth	1,000.00	914.29	5.36	1.13%

(continued)

Ohio National Fund, Inc.

Additional Information (Continued)	June 30, 2010 (Unaudited)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical investment values and hypothetical expenses based on each respective Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not an actual return. The hypothetical investment values and expenses may not be used to estimate the actual ending investment balance or expenses actually paid for the period by the shareholders. A policy/contract holder may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning	Ending	Expense Paid	Expense Ratio
	Investment	Investment	During	During Period
	Value	Value	Period*	1/1/10 to 6/30/10
Portfolio	1/1/10	6/30/10	1/1/10 to 6/30/10	(Annualized)

Equity	$1,000.00	$1,020.48	$4.36	0.87%
Money Market	1,000.00	1,024.05	0.75	0.15%
Bond	1,000.00	1,021.47	3.36	0.67%
Omni	1,000.00	1,020.98	3.86	0.77%
International	1,000.00	1,019.74	5.11	1.02%
Capital Appreciation	1,000.00	1,020.38	4.46	0.89%
Millennium	1,000.00	1,020.33	4.51	0.90%
International Small-Mid Company	1,000.00	1,018.55	6.31	1.26%
Aggressive Growth	1,000.00	1,019.39	5.46	1.09%
Small Cap Growth	1,000.00	1,019.24	5.61	1.12%
Mid Cap Opportunity	1,000.00	1,019.98	4.86	0.97%
S&P 500® Index	1,000.00	1,022.36	2.46	0.49%
Strategic Value	1,000.00	1,020.03	4.81	0.96%
High Income Bond	1,000.00	1,020.68	4.16	0.83%
Capital Growth	1,000.00	1,019.64	5.21	1.04%
Nasdaq-100® Index	1,000.00	1,022.12	2.71	0.54%
Bristol	1,000.00	1,020.53	4.31	0.86%
Bryton Growth	1,000.00	1,020.18	4.66	0.93%
U.S. Equity	1,000.00	1,019.74	5.11	1.02%
Balanced	1,000.00	1,019.84	5.01	1.00%
Income Opportunity	1,000.00	1,017.95	6.90	1.38%
Target VIP	1,000.00	1,020.68	4.16	0.83%
Target Equity/Income	1,000.00	1,020.88	3.96	0.79%
Bristol Growth	1,000.00	1,019.19	5.66	1.13%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year. Please note that the expenses shown in these tables are meant to highlight ongoing Fund costs only and do not reflect any contract-level expenses or Fund transactional costs, such as sales charges (loads), or exchange fees (if any). Therefore, these tables are useful in comparing ongoing fund costs only, and will not fully assist a policy/contract owner in determining the relative total expenses of different funds. In addition, if transactional costs were included, costs may be higher for these Portfolios as well as for a fund being compared.

Ohio National Fund, Inc.

Information about Directors and Officers	June 30, 2010 (Unaudited)

			Term served	Number of
			as Officer	Portfolios in	Principal Occupation and Other
Name and Address	Age	Position with the Fund	or Director	Fund Complex*	Directorships During Past Five Years

Independent Directors
James E. Bushman 100 W. Rivercenter Boulevard, 2C Covington, Kentucky	65	Director, Chairman of Audit Committee and Member of Independent Directors Committee	Since March 2000	32	Director, Chairman and CEO: Cast-Fab Technologies, Inc. (a manufacturing company); Director: The Midland Company (1998-2008), Air Transport Services Group, Inc., The Littleford Group, Inc. (1984-2010), Hilltop Basic Resources, Inc., The Elizabeth Gamble Deaconess Home Association, The Christ Hospital and The University of Cincinnati Foundation.

L. Ross Love 2121 Alpine Place Cincinnati, Ohio	64	Director, Member of Audit and Independent Directors Committee	Since March 1997	32	Director, President and CEO: Blue Chip Enterprises LLC (a company with holdings in the communications and medical equipment industries.); Director: The VQ Company; Trustee: Syracuse University, Greater Cincinnati Chamber of Commerce.

George M. Vredeveld University of Cincinnati Economics Center for Education & Research 90 West Daniels Cincinnati, Ohio	67	Lead Independent Director, Member of Audit and Independent Directors Committee	Since March 1996	32	Alpaugh Professor of Economics: University of Cincinnati; President: Economics Center for Education & Research.

John I. Von Lehman 10 Creek Side Drive Cincinnati, Ohio	57	Director, Member of Audit and Independent Directors Committee	Since August 2007	32	Former Executive Vice President, CFO, Secretary, and Director: The Midland Company (1988-2007); Director, Audit Committee and Corporate Governance Committee Member: American Financial Group, Inc.; Director: Life Enriching Communities; Audit Committee Member: Red Cross Cincinnati Chapter; Investment Committee: Xavier University Foundation.

Interested Director
John J. Palmer One Financial Way Cincinnati, Ohio	70	Chairman of the Board and Director	Since July 1997	32	Director: NSLA; Director: Cincinnati Symphony Orchestra; Trustee: Cincinnati Opera. Prior to March 2010, was President of the Fund, Director and Vice Chairman: ONLIC; Director: ONI and various other Ohio National-affiliated companies; Prior to May 2010 was President and CEO: NSLA.

Officers
Christopher A. Carlson One Financial Way Cincinnati, Ohio	51	President	Since March 2000	32	Senior Vice President and Chief Investment Officer: ONLIC; President and Director: ONI; Chief Investment Officer: NSLA; Officer and Director of various other Ohio National-affiliated companies. Prior to March 2010, was Vice President of the Fund.

Thomas A. Barefield One Financial Way Cincinnati, Ohio	57	Vice President	Since February 1998	32	Executive Vice President and Chief Marketing Officer — Institutional Sales: ONLIC; Director and Vice President — Marketing: NSLA; Director: ONI; Senior Vice President: Ohio National Equities, Inc.; Recent graduate of class XXIX of Leadership Cincinnati.

Dennis R. Taney One Financial Way Cincinnati, Ohio	62	Chief Compliance Officer	Since August 2004	32	Second Vice President: ONLIC, Chief Compliance Officer: ONLIC, ONI, NSLA, and other Ohio National-affiliated companies.

R. Todd Brockman One Financial Way Cincinnati, Ohio	41	Treasurer	Since August 2004	32	Second Vice President, Mutual Fund Operations: ONLIC and NSLA; Treasurer: ONI.

Kimberly A. Plante One Financial Way Cincinnati, Ohio	36	Secretary	Since March 2005	32	Prior to August 2007 was Assistant Secretary, Associate Counsel: ONLIC; Secretary: ONI; Officer of various other Ohio National-affiliated companies.

(continued)

Ohio National Fund, Inc.

Information about Directors and Officers (Continued)	June 30, 2010 (Unaudited)

			Term served	Number of
			as Officer	Portfolios in	Principal Occupation and Other
Name and Address	Age	Position with the Fund	or Director	Fund Complex*	Directorships During Past Five Years

Catherine E. Gehr One Financial Way Cincinnati, Ohio	38	Assistant Treasurer	Since March 2005	32	Manager, Mutual Fund Operations: ONLIC; Assistant Treasurer: ONI.

Katherine L. Carter One Financial Way Cincinnati, Ohio	31	Assistant Secretary	Since August 2007	32	Assistant Counsel: ONLIC; Prior to July 2007 was Compliance Officer with Fifth Third Securities, Inc.

*	The Fund Complex is defined as Ohio National Fund, Inc. and The Dow® Target Variable Fund LLC.

[THIS PAGE INTENTIONALLY LEFT BLANK]

Ohio National Fund, Inc. Post Office Box 371 Cincinnati, Ohio 45201 Form 1325 Rev. 8-10

Item 2.	Code Of Ethics.

As of the end of the period covered by this report, Ohio National Fund, Inc. (the “Fund”) has adopted a code of ethics that applies to the Fund’s principal executive officer and principal financial officer. There were no substantive amendments or waivers to the Code of Ethics during the period covered by this report.

A copy of this Code of Ethics is filed as Exhibit EX-99.CODE to this Form N-CSR and is also available, without charge, upon request, by calling 877-781-6392 toll free.

Item 3.	Audit Committee Financial Expert.

The Fund’s Board of Directors has determined that the Fund has an audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Mr. James E. Bushman. Mr. Bushman is independent for purposes of Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees And Services.

The aggregate fees for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Fund’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are listed below.
(a)	Audit Fees.

Fiscal year ended December 31, 2009: $276,000 Fiscal year ended December 31, 2008: $275,800

(b)	Audit-Related Fees.

Professional services rendered in connection with the consent on the Fund’s N1A filing. Fiscal year ended December 31, 2009: $4,600 Fiscal year ended December 31, 2008: $4,600

(c)	Tax Fees. None.

(d)	All Other Fees. None.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures:

The Fund’s Audit Committee has adopted an Audit Committee Charter that requires that the Audit Committee oversee the quality and appropriateness of the accounting methods used in the preparation of the Fund’s financial statements, and the independent audit thereof; approve the selection and compensation of the independent auditors; and pre-approve the performance, by the independent auditors, of non-audit services for the Fund, its investment adviser, or any affiliated entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Fund.

(e)(2)	Services Approved Pursuant to Paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

During the fiscal years ended December 31, 2009 and 2008, there were no non-audit services provided by the Fund’s principal accountant that would have required pre-approval by the Fund’s Audit Committee. The audit related fees aforementioned were pre-approved by the Fund’s Audit Committee, although not required by paragraph (c) (7) (ii) of Regulation S-X as the audit-related fees were less than five percent of the total amount of revenues paid to the Fund’s principal accountant.

(f)	Not applicable.

(g)	There were no non-audit services provided by the Fund’s principal accountant, other than items disclosed in item (b) above, in which a fee was billed to the Fund, the Fund’s adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the last two fiscal years.

(h)	Not applicable, as there were no non-audit services performed by the Fund’s principal accountant that were rendered to the Fund, the Fund’s adviser, or any entity controlling, controlled by, or under common control with the adviser that provided ongoing services to the registrant that were not pre-approved for the last two fiscal years.

Item 5.	Audit Committee Of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

Not applicable.

Item 7.	Disclosure Of Proxy Voting Policies And Procedures For Closed-End Management Investment Companies.

Not Applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors.

Item 11.	Controls and Procedures.
(a)	The Fund’s principal executive officer and principal financial officer have concluded, based on their evaluation conducted as of a date within 90 days of the filing of this report, that the Fund’s disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the Fund, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the Fund on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the Fund’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Fund’s internal control over financial reporting.
Item 12.	Exhibits.
(a)(1)	The Fund’s Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the Fund as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is attached hereto as EX-99.CERT.

The certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ohio National Fund, Inc.
By:	/s/ Christopher A. Carlson
Christopher A. Carlson
President
September 3, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Ohio National Fund, Inc.
By:	/s/ Christopher A. Carlson
Christopher A. Carlson
President
September 3, 2010

By:	/s/ R. Todd Brockman
R. Todd Brockman
Treasurer
September 3, 2010